(MAINSTAY LOGO)

EQUITY FUNDS


MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Value Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Value Fund


INCOME FUNDS


MainStay Diversified Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Tax Free Bond Fund


BLENDED FUNDS


MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS

MainStay Global High Income Fund
MainStay International Equity Fund

                                           MAINSTAY(R) FUNDS
                                           Prospectus
                                           March 1, 2007

                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      MainStay Capital Appreciation Fund
 10      MainStay Common Stock Fund
 16      MainStay Large Cap Growth Fund
 22      MainStay MAP Fund
 28      MainStay Mid Cap Growth Fund
 34      MainStay Mid Cap Value Fund
 40      MainStay Small Cap Growth Fund
 46      MainStay Small Cap Value Fund
 50      MainStay Value Fund

         INCOME FUNDS
 56      MainStay Diversified Income Fund
 62      MainStay Government Fund
 68      MainStay High Yield Corporate Bond Fund
 72      MainStay Money Market Fund
 76      MainStay Tax Free Bond Fund

         BLENDED FUNDS
 82      MainStay Convertible Fund
 88      MainStay Total Return Fund

         INTERNATIONAL FUNDS
 94      MainStay Global High Income Fund
100      MainStay International Equity Fund

106      More About Investment Strategies and Risks

111      Shareholder Guide

138      Know With Whom You're Investing

147      Financial Highlights for The MainStay Funds

         Appendix A--Taxable Equivalent Yield Table

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses The MainStay Funds, a Massachusetts business trust (the "Trust") which is a series mutual fund that offers different series (the series of the Trust are collectively referred to as the "Funds") that invest for varying combinations of income and capital appreciation. Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of one of the Funds in this Prospectus. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of 15 of the Funds. NYLIM has also retained Markston International LLC ("Markston International"), Institutional Capital LLC ("ICAP") and Winslow Capital Management, Inc. ("Winslow") as the Subadvisors that are responsible for the day-to-day portfolio management of the remaining Funds. ICAP is also an affiliate of NYLIM.

Each Fund pursues different strategies to achieve its investment objective. Under normal market conditions, those Funds listed in the table of contents as Equity Funds invest primarily in equity securities, those Funds listed in the table of contents as Income Funds invest primarily in debt securities, those Funds listed in the table of contents as Blended Funds may invest in a mix of equity and income-producing securities and those Funds listed in the table of contents as International Funds invest primarily in non-U.S. securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including (without limitation):

- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trust (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the MainStay Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), generally fluctuates based on the value of the Fund's holdings. The MainStay Money Market Fund seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates, and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Factors that can affect debt security values are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

MAINSTAY CAPITAL
APPRECIATION FUND

The Capital Appreciation Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in securities of U.S. companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Fund may invest in other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                                       CAPITAL APPRECIATION FUND

[Capital Appreciation Fund Bar Chart]

97                                                                               23.45
98                                                                               38.15
99                                                                                23.9
00                                                                              -11.85
01                                                                              -24.47
02                                                                              -32.07
03                                                                                25.7
04                                                                                2.31
05                                                                                7.17
06                                                                                2.59

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1997 through December 31, 2003, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1997-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        26.88%             4/98
  Lowest return/worst quarter                                       -20.08%             1/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR      5 YEARS      10 YEARS
  Capital Appreciation Fund
  Return Before Taxes
    Class A                                                         -2.34%      -1.19%        3.24%
    Class B                                                         -2.41%      -1.21%        3.06%
    Class C                                                          1.59%      -0.81%        3.06%
    Class I                                                          4.02%       0.27%        4.02%

  Return After Taxes on Distributions(1)
    Class B                                                         -2.41%      -1.21%        2.43%
  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -1.57%      -1.02%        2.60%

  Russell 1000(R) Growth Index(2) (reflects no deduction for
  fees, expenses, or taxes)                                          9.07%       2.69%        5.44%



  S&P 500(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                               15.79%       6.19%        8.42%

1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

CAPITAL APPRECIATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None

  ANNUAL FUND OPERATING EXPENSES(2)
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.58%           0.58%           0.58%           0.58%

  Distribution and/or Service Fees(4)                                0.25%           1.00%           1.00%           None



  Other Expenses(5)                                                  0.48%           0.48%           0.48%           0.02%

  Total Annual Fund Operating Expenses(6)                            1.31%           2.06%           2.06%           0.60%




1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2  Expense information has been restated to reflect current fees.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million, 0.65% from $200 million to $500 million and 0.50% in excess of $500 million.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

6 The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                                                                                                            CLASS
                  CLASS A                  CLASS B                                CLASS C                     I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  676      $  209              $  709             $  209              $  309            $ 61

   3 Years         $  942      $  646              $  946             $  646              $  646            $192



   5 Years         $1,229      $1,108              $1,308             $1,108              $1,108            $335

  10 Years         $2,042      $2,197              $2,197             $2,390              $2,390            $750




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MAINSTAY COMMON
STOCK FUND

The Common Stock Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common stocks.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Fund invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Fund is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $1.4 billion to $446.9 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $1.2 billion to $463.6 billion.

NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the relative valuation of the security compared to the Fund's universe and the security's industry, and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

COMMON STOCK FUND

[Common Stock Fund Bar Chart]

99                                                                                28.8
00                                                                               -3.46
01                                                                              -18.41
02                                                                              -26.12
03                                                                               23.88
04                                                                                8.71
05                                                                                5.46
06                                                                               14.71

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced June 1, 1998. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares from inception (June 1, 1998) through December 27, 2004, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.88%             4/99
  Lowest return/worst quarter                                       -15.73%             3/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR      5 YEARS      LIFE OF FUND(1)
  Common Stock Fund
  Return Before Taxes
    Class A                                                          9.14%       3.36%            4.43%
    Class B                                                          9.71%       3.43%            4.34%
    Class C                                                         13.62%       3.76%            4.33%
    Class I                                                         16.22%       4.94%            5.47%

  Return After Taxes on Distributions(2)
    Class B                                                          9.37%       3.36%            4.27%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          6.76%       2.94%            3.76%

  S&P 500(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                               15.79%       6.19%            4.74%



  Russell 1000(R) Index(4) (reflects no deduction for fees,
  expenses, or taxes)                                               15.46%       6.82%            5.15%

1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, Class C and Class I shares may vary.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. The Fund has selected the S&P 500(R) Index as its primary benchmark index in replacement of the Russell 1000(R) Index. The Fund selected the S&P 500(R) Index because it believes that this index is more reflective of the Fund's investment style. The Fund has chosen to retain the Russell 1000(R) Index as a secondary benchmark.
4 The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               COMMON STOCK FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                                     CLASS
                                                                    CLASS A         CLASS B         CLASS C            I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%           0.60%
  Distribution and/or Service Fees(3)                                0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.75%           0.75%           0.75%           0.36%
  Acquired (Underlying) Fund Fees and Expenses                       0.01%           0.01%           0.01%           0.01%



  Total Annual Fund Operating Expenses(5)                            1.61%           2.36%           2.36%           0.97%
  Less Waivers/Reimbursements(5)                                    -0.30%          -0.30%          -0.30%          -0.34%



  Net Annual Fund and Underlying Fund Expenses(5)                    1.31%           2.06%           2.06%           0.63%
  Net Annual Fund Operating Expenses (excluding Underlying
  Fund Operating Expenses)(5)                                        1.30%           2.05%           2.05%           0.62%




1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2006, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.60% up to $500 million and 0.55% in excess of $500 million. Without this contractual waiver, the actual management fee would be 0.70% up to $500 million and 0.65% in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.

5 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; and Class I, 0.62%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.30% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

COMMON STOCK FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                                                                                                            CLASS
                  CLASS A                  CLASS B                                CLASS C                     I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  676      $  209              $  709             $  209              $  309           $   64

   3 Years         $  990      $  695              $  995             $  695              $  695           $  260



   5 Years         $1,339      $1,221              $1,421             $1,221              $1,221           $  488

  10 Years         $2,321      $2,476              $2,476             $2,663              $2,663           $1,145




                      [This page intentionally left blank]

MAINSTAY LARGE CAP
GROWTH FUND

The MainStay Large Cap Growth Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings) in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Fund's investment strategy may result in high portfolio turnover.

INVESTMENT PROCESS

The Fund will invest in those companies that Winslow, the Fund's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes:

- addressing markets with growth opportunities;

- leading or gaining market share;

- identifiable and sustainable competitive advantages;

- a management team that can perpetuate the firm's competitive advantages; and

- high, and preferably rising, returns on invested capital.

The Subadvisor takes a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when:

- a stock becomes fully valued or a position exceeds 5% of the Fund, and/or

- the fundamental business prospects are deteriorating.

Additionally, all stocks that decline 20% or more from a recent high are immediately reviewed for possible fundamental deterioration.

Typically, the Subadvisor invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its investment process, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.

LARGE CAP GROWTH FUND

[Large Cap Growth Fund Bar Chart]

97                                                                                22.4
98                                                                               29.23
99                                                                               19.07
00                                                                              -10.24
01                                                                              -14.98
02                                                                              -28.87
03                                                                               32.84
04                                                                               13.93
05                                                                                9.52
06                                                                                6.49

ANNUAL RETURNS, CLASS A SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The second table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based securities market indices. Performance data for the classes varies based on differences in their fee and expense structures. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) from January 1, 1997 through March 31, 2005 adjusted to reflect the current maximum sales charge applicable to the Class A shares. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered to the public on April 1, 2005, and the Class R3 shares which were first offered to the public on April 28, 2006 include the historical performance of Class A shares, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES
(1997-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        29.76%             4/98
  Lowest return/worst quarter                                       -20.12%             3/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2006)

                                                                     1 YEAR         5 YEARS         10 YEARS
  Large Cap Growth Fund(1)
  Return Before Taxes
    Class A                                                           0.63%          3.48%           5.48%
    Class B                                                           0.80%          3.55%           5.30%
    Class C                                                           4.80%          3.90%           5.30%
    Class I                                                           7.17%          5.07%           6.42%
    Class R1                                                          7.21%          4.90%           6.28%
    Class R2                                                          6.86%          4.62%           6.01%
    Class R3                                                          6.36%          4.34%           5.73%
  Return After Taxes on Distributions(2)
  Class A                                                             0.63%          3.48%           1.93%
  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
  Class A                                                             0.41%          2.98%           3.05%
  Russell 1000(R) Growth Index(3)                                     9.07%          2.69%           5.44%



  S&P 500(R) Index(4)                                                15.79%          6.19%           8.42%




1 From July 1, 1995 until March 31, 2005, the Fund operated as the FMI Winslow Growth Fund ("Winslow Fund") and was advised by Fiduciary Management, Inc. (Resource Capital Advisers, Inc. prior to October 15, 2001) and sub-advised by the Subadvisor. On March 31, 2005, the Winslow Fund was reorganized with and into the Class A shares of the Fund. The performance shown is that of the Class A shares of the Fund and reflects the historical performance of the Winslow Fund through March 31, 2005, adjusted for the current maximum sales charge of the Class A shares but has not been adjusted to reflect the fees of the Class A shares; had it been, the performance shown would have been lower.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares of the Fund. After-tax returns for the Class B, C, I, R1, R2 and R3 shares may vary.

3 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
 18

                                                           LARGE CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)  CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)         5.50%        None         None         None         None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the
  original purchase price or redemption
  proceeds)(1)                                None         5.00%        1.00%        None         None          None
  Redemption Fee
  (as a percentage of redemption proceeds)    None         None         None         None         None          None



  Maximum Account Fee                         None         None         None         None         None          None
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)



  Management Fee(2)                           0.78%        0.78%        0.78%        0.78%         0.78%         0.78%
  Distribution and/or Service (12b-1)
  Fees(3)                                     0.25%        1.00%        1.00%        None         None           0.25%



  Other Expenses(4)                           0.60%        0.60%        0.60%        0.20%         0.30%         0.30%
  Total Annual Fund Operating Expenses(5,6)   1.63%        2.38%        2.38%        0.98%         1.08%         1.33%



  Less Waivers/Reimbursements(6)             -0.23%       -0.23%       -0.23%       -0.23%        -0.23%        -0.23%



  Net Annual Fund Operating Expenses(5,6)     1.40%        2.15%        2.15%        0.75%         0.85%         1.10%




  SHAREHOLDER FEES
  (fees paid directly from your investmen  CLASS R3
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)       None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the
  original purchase price or redemption
  proceeds)(1)                              None
  Redemption Fee
  (as a percentage of redemption proceeds   None



  Maximum Account Fee                       None
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)



  Management Fee(2)                          0.78%
  Distribution and/or Service (12b-1)
  Fees(3)                                    0.50%



  Other Expenses(4)                          0.30%
  Total Annual Fund Operating Expenses(5,    1.58%



  Less Waivers/Reimbursements(6)            -0.23%



  Net Annual Fund Operating Expenses(5,6)    1.35%





1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2
The management fee for the Fund is an annual percentage of the Fund's average daily net assets. NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $250 million. Without this waiver, the actual fee would be 0.800% on assets up to $250 million; 0.750% on assets in excess of $250 million up to $500 million; 0.725% on assets in excess of $500 million up to $750 million; 0.700% on assets in excess of $750 million up to $2 billion; 0.650% on assets in excess of $2 billion up to $3 billion; and 0.600% on assets in excess of $3 billion. This waiver may be discontinued at any time without notice.



3 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.



5  Expenses for Class R3 have been restated to reflect current fees.


6 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; Class I, 0.75%; Class R1, 0.85%; Class R2, 1.10%; and Class R3, 1.35%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.40% of the Fund's average daily net assets net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

LARGE CAP GROWTH FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C                  CLASS I   CLASS R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  685      $  218              $  718             $  218              $  318           $   77     $   87

   3 Years         $1,005      $  711              $1,011             $  711              $  711           $  279     $  311



   5 Years         $1,358      $1,240              $1,440             $1,240              $1,240           $  509     $  563

   10 Years        $2,350      $2,504              $2,504             $2,691              $2,691           $1,171     $1,287




                  CLASS R2   CLASS R3

  Expenses after
   1 Year          $  112     $  137
   3 Years         $  389     $  466



   5 Years         $  697     $  829
   10 Years        $1,572     $1,850




                      [This page intentionally left blank]

MAINSTAY MAP FUND

The MAP Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in domestic securities.

The Fund employs two Subadvisors, ICAP and Markston, with complementary investment processes and styles, each of whom is responsible for managing a portion of the assets, as designated by NYLIM from time to time, under the general supervision of NYLIM.

INVESTMENT PROCESS

In pursuing the Fund's investment objective, each Subadvisor seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance. The Subadvisors' investment processes and styles are as follows:

ICAP: ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves three key components: research, valuation and identification of a catalyst.

Research is key to ICAP's investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies which ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product). Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

                                                                        MAP FUND

MARKSTON: Factors examined by Markston to seek value opportunities include statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Markston also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, Markston also assesses the judgment, quality and integrity of company management and the track record of product development.

Although, under normal circumstances, Markston intends for the Fund to hold its securities for a relatively long period of time, Markston may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The principal risk of investing in stocks (including value stocks) is that they may never reach what the Subadvisors believe is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

MAP FUND

[MAP FUND BAR CHART]

97                                                                               27.99
98                                                                               24.23
99                                                                               12.18
00                                                                               16.88
01                                                                                2.36
02                                                                              -19.81
03                                                                               38.72
04                                                                               16.29
05                                                                                8.93
06                                                                               16.44

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year (or life of Class) periods compare to those of broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for these classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from January 1, 1997 through June 8, 1999. Performance figures for Class R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares from inception (June 9, 1999) through December 31, 2003, adjusted for differences in expenses and fees. Performance figures for Class R3 shares, which were first offered to the public on April 28, 2006, include the historical performance of Class A shares from inception through April 27, 2006, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

As of June 30, 2006, ICAP and Markston each subadvise an allocated portion of the Fund's assets under the supervision of and as designated by NYLIM from time to time. From November 25, 2002 until June 30, 2006 Markston and Jennison Associates LLC served as the Fund's subadvisors. Prior to November 25, 2002, Markston was solely responsible for subadvising the Fund's portfolio.

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1997-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        20.27%             2/03
  Lowest return/worst quarter                                       -15.77%             3/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                                                    10 YEARS OR
                                                                                                      LIFE OF
                                                                    1 YEAR         5 YEARS            CLASS(1)
  MAP Fund
  Return Before Taxes
    Class I                                                         16.44%         10.41%              12.83%
    Class A                                                          9.69%          8.82%               9.26%
    Class B                                                         10.24%          8.96%               9.27%
    Class C                                                         14.24%          9.24%               9.27%
    Class R1                                                        16.33%         10.28%              10.28%
    Class R2                                                        16.08%         10.01%              10.01%
    Class R3                                                        15.69%          9.67%               9.69%

  Return After Taxes on Distributions(2)
    Class I                                                         14.82%          9.64%              11.15%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class I                                                         12.33%          8.86%              10.54%

  Russell 3000(R) Index(3)                                          15.72%          7.17%               8.64%



  Russell Midcap(R) Index(4) (reflects no deduction for fees,
  expenses, or taxes)                                               15.26%         12.88%              12.14%

  S&P 500(R) Index(5) (reflects no deduction for fees,
  expenses, or taxes)                                               15.79%          6.19%               8.42%




1 Class A, B and C shares were first offered on June 9, 1999. Class R1 and R2 shares were first offered on January 1, 2004. R3 shares were first offered on April 28, 2006.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Class A, B, C, R1, R2 and R3 shares may vary.

3 The Fund has selected the Russell 3000(R) Index as its primary benchmark index in replacement of the Russell Midcap(R) Index. The Fund selected the Russell 3000(R) Index because it believes that this index is more reflective of the Fund's investment style. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. There is no change to the Fund's secondary benchmark index, the S&P 500(R) Index.

4 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

5 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
 24

                                                                        MAP FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)      CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)             5.50%         None         None         None          None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                        None        5.00%        1.00%         None          None          None
  Redemption Fee
  (as a percentage of redemption proceeds)         None         None         None         None          None          None



  Maximum Account Fee                              None         None         None         None          None          None
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)



  Management Fees(2)                              0.74%        0.74%        0.74%        0.74%         0.74%         0.74%
  Distribution and/or Service (12b-1)
  Fees(3)                                         0.25%        1.00%        1.00%         None          None         0.25%



  Other Expenses(4)                               0.34%        0.34%        0.34%        0.27%         0.37%         0.37%
  Total Annual Fund Operating Expenses(5,6)       1.33%        2.08%        2.08%        1.01%         1.11%         1.36%



  Less Waivers/Reimbursements(6)                  0.00%        0.00%        0.00%       -0.03%        -0.03%        -0.03%
  Net Annual Fund Operating Expenses(5,6)         1.33%        2.08%        2.08%        0.98%         1.08%         1.33%

  SHAREHOLDER FEES
  (fees paid directly from your investmen  CLASS R3
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)         None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                   None
  Redemption Fee
  (as a percentage of redemption proceeds     None



  Maximum Account Fee                         None
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)



  Management Fees(2)                         0.74%
  Distribution and/or Service (12b-1)
  Fees(3)                                    0.50%



  Other Expenses(4)                          0.37%
  Total Annual Fund Operating Expenses(5,    1.61%



  Less Waivers/Reimbursements(6)            -0.03%
  Net Annual Fund Operating Expenses(5,6)    1.58%


1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within the year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $1.0 billion and 0.70% in excess of $1.0 billion.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.



5  Expenses for Class R3 have been restated to reflect current fees.


6 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class I, 0.98%; Class R1, 1.08%; Class R2, 1.33%; and Class R3, 1.58%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.35% of the Fund's average daily net assets net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

MAP FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I   CLASS R1
                             Assuming no   Assuming redemption at      Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period      redemption    the end of each period
   1 Year          $  678      $  211               $  711               $  211               $  311             $  100     $  110

   3 Years         $  948      $  652               $  952               $  652               $  652             $  317     $  349



   5 Years         $1,239      $1,119               $1,319               $1,119               $1,119             $  554     $  607

  10 Years         $2,063      $2,219               $2,219               $2,410               $2,410             $1,232     $1,348




                  CLASS R2   CLASS R3

  Expenses after
   1 Year          $  135     $  161
   3 Years         $  426     $  504



   5 Years         $  741     $  872
  10 Years         $1,631     $1,907




                      [This page intentionally left blank]

---------------------------

The RUSSELL MIDCAP(R) GROWTH INDEX measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index fluctuate; as of the date of this prospectus, they range from $1.2 billion to $21.4 billion.

MAINSTAY MID CAP
GROWTH FUND

The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalization of companies in the RUSSELL MIDCAP(R) GROWTH INDEX and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields, the Fund's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Fund may also engage in the lending of portfolio securities.

INVESTMENT PROCESS

The Fund maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the

                                                             MID CAP GROWTH FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Fund normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

MID CAP GROWTH FUND

[Mid Cap Growth Fund Bar Chart]

01                                                                               -18.2
02                                                                              -29.46
03                                                                               45.06
04                                                                               21.03
05                                                                               14.12
06                                                                                6.69

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 2001-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over for the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for the one year and five year periods and for the life of the Fund compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Class A, Class B and Class C shares were introduced on January 2, 2001. Performance figures for Class I shares, first offered to the public on March 29, 2005, include the historical performance of Class A shares from inception (January 2, 2001) through March 28, 2005, adjusted for differences in expenses and fees. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class A shares from inception through April 27, 2006, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(2001-2006)

                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                         24.51%             2/03
  Lowest return/worst quarter                                        -20.67%             3/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                                   5              LIFE OF
                                                                    1 YEAR       YEARS            FUND(1)
  Mid Cap Growth Fund
  Return Before Taxes
    Class A                                                          1.54%       8.11%             3.35%
    Class B                                                          1.69%       8.27%             3.41%
    Class C                                                          5.60%       8.54%             3.54%
    Class I                                                          7.83%       9.69%             4.64%
    Class R3                                                         7.15%       8.98%             3.97%

  Return After Taxes on Distributions(2)
    Class B                                                          1.02%       8.13%             3.31%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          2.00%       7.18%             2.94%

  Russell MidCap(R) Growth Index(3) (reflects no deductions
  for fees, expenses, or taxes)                                     10.66%       8.22%             2.87%




1 The Fund commenced investment operations on January 2, 2001.
2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and R3 shares may vary.
3 The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                             MID CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)         CLASS A         CLASS B         CLASS C         CLASS I         CLASS R3
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                5.50%           None            None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                          None            5.00%           1.00%           None            None
  Redemption Fee
  (as a percentage of redemption proceeds)           None            None            None            None            None



  Maximum Account Fee                                None            None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
  assets)



  Management Fees(2)                                 0.75%           0.75%           0.75%           0.75%            0.75%
  Distribution and/or Service (12b-1) Fees(3)        0.25%           1.00%           1.00%           None             0.50%



  Other Expenses(4)                                  0.55%           0.55%           0.55%           0.29%            0.39%
  Total Annual Fund Operating Expenses(5,6)          1.55%           2.30%           2.30%           1.04%            1.64%



  Less Waivers/Reimbursements(6)                    -0.05%          -0.05%          -0.05%           0.00%            0.00%
  Net Annual Fund Operating Expenses(5,6)            1.50%           2.25%           2.25%           1.04%            1.64%





1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% up to $500 million and 0.70% in excess of $500 million.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R3 shares include shareholder service fees of 0.10%. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.



5  Expenses for Class R3 have been restated to reflect current fees.


6 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; Class I, 1.12%; and Class R3, 1.72%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.50% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

MID CAP GROWTH FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C                  CLASS I    CLASS R3
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  694      $  228              $  728             $  228              $  328            $  106     $  167

   3 Years         $1,006      $  711              $1,011             $  711              $  711            $  331     $  517



   5 Years         $1,342      $1,224              $1,424             $1,224              $1,224            $  574     $  892

  10 Years         $2,288      $2,442              $2,442             $2,630              $2,630            $1,271     $1,944




                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

The RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $1.3 billion to $19.2 billion.

MAINSTAY MID CAP
VALUE FUND

The Mid Cap Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) VALUE INDEX. The Fund normally invests at least 80% of its assets in equity securities that:

- MacKay Shields, the Fund's Subadvisor, believes are undervalued when purchased,

- typically pay dividends, although these may be non-dividend paying stocks if they meet the "undervalued" criteria, and

- are listed on a national securities exchange or traded in the over-the-counter market.

The Fund also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Fund may also engage in the lending of portfolio securities.

INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including:

- valuation,

- prospects for future growth in earnings and free cash flow,

- ability to grow dividends,

- estimated value of the company's assets, and

- corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, its price objective for the security, the fundamental outlook for the company, changes in the issuer's financial condition and changes in the condition and outlook in the company's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

MID CAP VALUE FUND

[Mid Cap Value Fund Bar Chart]

99                                                                               24.16
00                                                                               21.83
01                                                                                4.17
02                                                                              -14.35
03                                                                               28.02
04                                                                                14.9
05                                                                                4.86
06                                                                               14.05

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares from inception (June 1, 1998) through December 31, 2003, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                       18.69%              2/99
  Lowest return/worst quarter                                       -17.27%             3/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                                      5               LIFE OF
                                                                    1 YEAR          YEARS             FUND(1)
  Mid Cap Value Fund
  Return Before Taxes
    Class A                                                          8.56%          8.13%             11.13%
    Class B                                                          9.13%          8.25%             11.04%
    Class C                                                         13.06%          8.54%             11.04%
    Class I                                                         15.29%          9.72%             12.20%
    Class R1                                                        15.33%          9.64%             12.11%
    Class R2                                                        14.94%          9.34%             11.81%

  Return After Taxes on Distributions(1)
    Class B                                                          6.78%          7.50%              9.72%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          9.10%          7.13%              9.15%

  Russell Midcap(R) Value Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                         20.22%         15.88%             11.29%




1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1 and R2 shares may vary.

3 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
 36

                                                              MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1      CLASS R2
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                   5.50%        None         None         None         None          None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                None         5.00%        1.00%        None         None          None
  Redemption Fee
  (as a percentage of redemption proceeds)              None         None         None         None         None          None



  Maximum Account Fee                                   None         None         None         None         None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                    0.70%        0.70%        0.70%        0.70%         0.70%         0.70%
  Distribution and/or Service (12b-1) Fees(3)           0.25%        1.00%        1.00%        None         None           0.25%



  Other Expenses(4)                                     0.48%        0.48%        0.48%        0.39%         0.31%         0.33%
  Acquired (Underlying) Fund Fees and Expenses          0.01%        0.01%        0.01%        0.01%         0.01%         0.01%



  Total Annual Fund Operating Expenses(5)               1.44%        2.19%        2.19%        1.10%         1.02%         1.29%
  Less Waivers/Reimbursements(5)                       -0.13%       -0.13%       -0.13%       -0.31%        -0.13%        -0.15%



  Net Annual Fund and Underlying Fund Expenses(5)       1.31%        2.06%        2.06%        0.79%         0.89%         1.14%
  Net Annual Fund Operating Expenses
  (Excluding Underlying Fund Operating
  Expenses)(5)                                          1.30%        2.05%        2.05%        0.78%         0.88%         1.13%




1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1 and R2 shares include shareholder service fees of 0.10%.

5 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; Class I, 0.78%; Class R1, 0.88%; and Class R2, 1.13%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.30% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

MID CAP VALUE FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C                  CLASS I   CLASS R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  676      $  209              $  709             $  209              $  309           $   81     $   91

   3 Years         $  963      $  667              $  967             $  667              $  667           $  305     $  306



   5 Years         $1,277      $1,157              $1,357             $1,157              $1,157           $  563     $  545

  10 Years         $2,164      $2,319              $2,319             $2,509              $2,509           $1,300     $1,231




                  CLASS R2

  Expenses after
   1 Year          $  116
   3 Years         $  388



   5 Years         $  687
  10 Years         $1,538




                      [This page intentionally left blank]

MAINSTAY SMALL CAP
GROWTH FUND

The Small Cap Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of the date of this prospectus, they range from $68.0 million to $3.0 billion. MacKay Shields, the Fund's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Fund may also engage in the lending of portfolio securities.

INVESTMENT PROCESS

The Subadvisor looks for securities of companies with the following characteristics:

- above-average revenue and earnings per share growth,

- participation in growing markets,

- potential for positive earnings surprises, and

- strong management ideally with high insider ownership.

The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:

- new management,

- new products,

- changes in consumer demand, and

- changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

                                                           SMALL CAP GROWTH FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

SMALL CAP GROWTH FUND

[Small Cap Growth Fund Bar Chart]

99                                                                              106.02
00                                                                              -20.91
01                                                                              -19.34
02                                                                              -29.39
03                                                                               40.25
04                                                                                8.15
05                                                                                2.28
06                                                                                5.54

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Performance figures for Class I shares, first offered to the public on May 31, 2006, include the historical performance of Class A shares from inception to May 30, 2006, adjusted for differences in expenses and fees. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for technology companies and through investments in initial public offerings (see "More About Investment Strategies and Risks"). You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                       53.27%              4/99
  Lowest return/worst quarter                                       -26.75%             3/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                                                         LIFE OF
                                                                       1 YEAR         5 YEARS            FUND(1)
  Small Cap Growth Fund
  Return Before Taxes
    Class A                                                             0.46%          2.55%              5.65%
    Class B                                                             0.54%          2.59%              5.54%
    Class C                                                             4.54%          2.94%              5.54%
    Class I                                                             6.87%          4.03%              6.65%

  Return After Taxes on Distributions(2)
    Class B                                                             0.54%          2.59%              5.46%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                             0.35%          2.21%              4.79%

  Russell 2000(R) Growth Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                            13.35%          6.93%              3.70%




1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

3 The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           SMALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
                                                                                                                     CLASS
                                                                    CLASS A         CLASS B         CLASS C            I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES(2)
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 1.00%           1.00%           1.00%           1.00%
  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%           None



  Other Expenses(5)                                                  0.68%           0.68%           0.68%           0.42%
  Total Annual Fund Operating Expenses(6)                            1.93%           2.68%           2.68%           1.42%



  Less Waivers/Reimbursements(6)                                    -0.45%          -0.45%          -0.45%          -0.49%



  Net Annual Fund Operating Expenses(6)                              1.48%           2.23%           2.23%           0.93%




1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2  Expenses have been restated to reflect current fees.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. NYLIM has voluntarily agreed to waive its management fee to 0.85% on assets up to $1.0 billion, and 0.80% on assets in excess of $1.0 billion. Without this waiver, the actual management fee would be 1.00% on assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. This waiver may be discontinued at any time without notice.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

6 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.48%; Class B, 2.23%; Class C, 2.23%; and Class I, 0.93%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.48% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

SMALL CAP GROWTH FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                                                                                                            CLASS
                  CLASS A                  CLASS B                                CLASS C                     I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  692      $  226              $  726             $  226              $  326           $   95
   3 Years         $1,063      $  771              $1,071             $  771              $  771           $  380



   5 Years         $1,478      $1,362              $1,562             $1,362              $1,362           $  709
  10 Years         $2,630      $2,783              $2,783             $2,965              $2,965           $1,641




                      [This page intentionally left blank]

---------------------------

The RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $92.0 million to $3.0 billion.

---------------------------
SMALL-CAPITALIZATION stocks are common stocks of relatively small U.S. companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.
---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

MAINSTAY SMALL CAP
VALUE FUND

The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the RUSSELL 2000(R) VALUE INDEX and invests primarily in common stocks and securities convertible into common stock. The Fund may also engage in the lending of portfolio securities.

INVESTMENT PROCESS

MacKay Shields, the Fund's Subadvisor, uses an investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple sources of potential growth or earnings. The Subadvisor looks for stocks that are inexpensive relative to the benchmark, their peer group or historical valuations. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research.

The portfolio is constructed using this bottom up process. Stocks will be sold either when they meet the Subadvisor's price objective, or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

In comparison to stocks of companies with larger capitalizations, stocks of SMALL-CAPITALIZATION companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

                                                            SMALL CAP VALUE FUND

[Small Cap Value Fund Bar Chart]

99                                                                                5.35
00                                                                               28.97
01                                                                               14.57
02                                                                              -12.83
03                                                                               34.69
04                                                                               17.29
05                                                                               -2.47
06                                                                               10.67

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Performance figures for Class I shares, first offered to the public on February 16, 2005, include the historical performance of Class A shares from inception (June 1, 1998) through February 15, 2005, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        17.55%             2/99
  Lowest return/worst quarter                                       -16.79%             3/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR         5 YEARS         LIFE OF FUND(1)
  Small Cap Value Fund
    Class A                                                          5.35%          7.83%                9.00%
    Class B                                                          5.67%          7.96%                8.91%
    Class C                                                          9.67%          8.25%                8.91%
    Class I                                                         11.77%          9.40%               10.03%

  Return After Taxes on Distributions(2)
    Class B                                                          4.09%          6.52%                7.65%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          5.75%          6.66%                7.44%

  Russell 2000(R) Value Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                         23.48%         15.37%               11.33%




1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

3 The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.85%           0.85%           0.85%           0.85%
  Distribution and/or Service Fees(3)                                0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.56%           0.56%           0.56%           0.45%
  Total Annual Fund Operating Expenses(5)                            1.66%           2.41%           2.41%           1.30%



  Less Waivers/Reimbursements(5)                                    -0.10%          -0.10%          -0.10%          -0.06%
  Net Annual Fund Operating Expenses(5)                              1.56%           2.31%           2.31%           1.24%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. NYLIM has voluntarily agreed to waive its management fee to 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. Without this waiver, the actual management fee would be 0.85% on assets up to $1.0 billion and 0.80% on assets in excess of $1.0 billion. This waiver may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

5 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007 under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.55%; Class B, 2.30%; Class C, 2.30%; and Class I, 1.24%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.55% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

                                                            SMALL CAP VALUE FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C                  CLASS I
                             Assuming no   Assuming Redemption at   Assuming no   Assuming Redemption at
  Expenses after             Redemption    the end of each period   Redemption    the end of each period
   1 Year          $  700      $  234              $  734             $  234              $  334            $  126

   3 Years         $1,031      $  738              $1,038             $  738              $  738            $  404



   5 Years         $1,390      $1,273              $1,473             $1,273              $1,273            $  705

  10 Years         $2,396      $2,549              $2,549             $2,735              $2,735            $1,560




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

MAINSTAY VALUE
FUND

The Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities. The Fund is not designated or managed primarily to produce current income.

INVESTMENT PROCESS

The Fund normally invests in U.S. common stocks that:

- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased,

- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and

- are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

- the company's cash flow and interest coverage ratios,

- the company's book value,

- estimated value of the company's assets (liquidation value), and

- growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the fundamental outlook for the company, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the company's industry.

                                                                      VALUE FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

VALUE FUND

[Value Fund Bar Chart]

97                                                                               21.29
98                                                                               -8.09
99                                                                                7.51
00                                                                               11.05
01                                                                               -2.45
02                                                                              -22.76
03                                                                               26.73
04                                                                                9.74
05                                                                                4.86
06                                                                               17.48

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1997 through December 31, 2003, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1997-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        14.12%             2/03
  Lowest return/worst quarter                                       -23.18%             3/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Value Fund
  Return Before Taxes
    Class A                                                         11.82%          5.36%            5.73%
    Class B                                                         12.48%          5.44%            5.56%
    Class C                                                         16.48%          5.76%            5.56%
    Class I                                                         18.92%          6.87%            6.63%
    Class R1                                                        18.75%          6.78%            6.53%
    Class R2                                                        18.43%          6.53%            6.28%

  Return After Taxes on Distributions(1)
    Class B                                                         10.48%          4.98%            4.46%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         10.64%          4.63%            4.35%

  Russell 1000(R) Value Index(2) (reflects no deduction for
  fees, expenses, or taxes)                                         22.25%         10.86%           11.00%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1 and R2 shares may vary.

2 The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
 52

                                                                      VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                           5.50%     None      None      None      None       None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                 None      5.00%     1.00%     None      None       None
  Redemption Fee
  (as a percentage of redemption proceeds)                      None      None      None      None      None       None



  Maximum Account Fee                                           None      None      None      None      None       None
  ANNUAL FUND OPERATING EXPENSES(2)
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                            0.62%     0.62%     0.62%     0.62%      0.62%      0.62%
  Distribution and/or Service (12b-1) Fees(4)                   0.25%     1.00%     1.00%     None      None        0.25%



  Other Expenses(5)                                             0.43%     0.43%     0.43%     0.26%      0.36%      0.36%
  Total Annual Fund Operating Expenses(6)                       1.30%     2.05%     2.05%     0.88%      0.98%      1.23%



  Less Waivers/Reimbursements(6)                               -0.12%    -0.12%    -0.12%    -0.16%     -0.16%     -0.16%
  Net Annual Fund Operating Expenses(6)                         1.18%     1.93%     1.93%     0.72%      0.82%      1.07%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 Expenses have been restated to reflect current fees.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 up to $500 million, and 0.50% on assets in excess of $500 million.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, other expenses for Class R1 and R2 shares include shareholder service fees of 0.10%. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

6 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.17%; Class B, 1.92%; Class C, 1.92%; Class I, 0.71%; Class R1, 0.81%; and Class R2, 1.06%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.17% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

VALUE FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                   CLASS
                     A                     CLASS B                                CLASS C                  CLASS I   CLASS R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  664      $  196              $  696             $  196              $  296           $   74     $   84

   3 Years         $  923      $  626              $  926             $  626              $  626           $  258     $  289



   5 Years         $1,208      $1,087              $1,287             $1,087              $1,087           $  465     $  519

  10 Years         $2,017      $2,173              $2,173             $2,365              $2,365           $1,063     $1,180





                  CLASS R2

  Expenses after
   1 Year          $  109
   3 Years         $  368



   5 Years         $  653
  10 Years         $1,468




                      [This page intentionally left blank]

---------------------------

FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

MAINSTAY DIVERSIFIED
INCOME FUND

The Diversified Income Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest. Maturities of the securities held by the Fund will vary.

The Fund invests in various bond market sectors (U.S. government--including MORTGAGE-RELATED and ASSET-BACKED SECURITIES, foreign government, U.S. corporate and foreign corporate, including high-yield securities in each of the sectors). The Fund's Subadvisor, MacKay Shields, allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.

INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. In addition, among the principal factors considered in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector are:

- fundamental economic cycle analysis,

- credit quality, and

- interest rate trends.

The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country.

The Fund's principal investments also may include high-yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in equity securities. The Fund's principal investments also include mortgage-related and asset-backed securities, and WHEN-ISSUED SECURITIES and FORWARD COMMITMENTS.

The Fund may enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use portfolio securities lending as a principal investment strategy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering

                                                         DIVERSIFIED INCOME FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date. Similarly, in a FORWARD COMMITMENT, the Fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.
---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic economy, the condition of foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk, and competitiveness.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund's principal investments include derivatives, such as swap agreements, including credit default swaps, mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may invest up to 15% of its net assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The principal risk of mortgage-dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

DIVERSIFIED INCOME FUND

[Diversified Income Fund Bar Chart]

98                                                                                4.35
99                                                                                1.54
00                                                                               -2.28
01                                                                                5.78
02                                                                                3.99
03                                                                                19.1
04                                                                                6.96
05                                                                                 0.1
06                                                                                6.72

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of two broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception (February 28, 1997) through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares from inception (February 28, 1997) through December 31, 2003, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1998-2006)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        7.17%             2/03
  Lowest return/worst quarter                                       -2.38%             2/04




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                      1              5
                                                                     YEAR          YEARS            LIFE OF FUND(1)
  Diversified Income Fund
  Return Before Taxes
    Class A                                                         2.66%         7.01%                  5.47%
    Class B                                                         1.72%         6.89%                  5.18%
    Class C                                                         5.72%         7.19%                  5.18%
    Class I                                                         7.88%         8.32%                  6.26%

  Return After Taxes on Distributions(2)
    Class B                                                         0.19%         5.11%                  2.95%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         1.08%         4.90%                  3.06%

  Lehman Brothers(R) Aggregate Bond Index(3) (reflects no
  deduction for fees, expenses, or taxes)                           4.33%         5.06%                  6.29%



  Three-Index Composite(4) (reflects no deduction for fees,
  expenses, or taxes)                                               7.73%         8.61%                  6.30%

1 The Fund commenced operations on February 28, 1997.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

3 The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

4 The Three-Index Composite assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. These indices represent the U.S. government and domestic investment grade sector, the U.S. high-yield sector, and the international bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged and you cannot invest directly in the indices.
 58

                                                         DIVERSIFIED INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%           0.60%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%           None



  Other Expenses(4)                                                  0.61%           0.61%           0.61%           0.52%
  Total Annual Fund Operating Expenses(5)                            1.46%           2.21%           2.21%           1.12%



  Less Waivers/Reimbursements(5)                                    -0.16%          -0.16%          -0.16%          -0.16%
  Net Annual Fund Operating Expenses(5)                              1.30%           2.05%           2.05%           0.96%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% in excess of $500 million.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

5 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; and Class I, 0.96%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.30% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

DIVERSIFIED INCOME FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C                  CLASS I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  576      $  208              $  708             $  208              $  308           $   98

   3 Years         $  869      $  669              $  969             $  669              $  669           $  333



   5 Years         $1,191      $1,164              $1,364             $1,164              $1,164           $  595

  10 Years         $2,099      $2,336              $2,336             $2,526              $2,526           $1,343




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---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

---------------------------

FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------

In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MAINSTAY
GOVERNMENT FUND

The Government Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in MORTGAGE-RELATED and ASSET-BACKED SECURITIES or other securities that are not U.S. government securities.

INVESTMENT PROCESS

In pursuing the Fund's investment strategies, the Fund's Subadvisor, MacKay Shields, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:

- U.S. Treasury bills (maturing in one year or less),

- notes (maturing in 1 to 10 years),

- bonds (generally maturing in more than 10 years), and

- Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation.

Principal investments also include FLOATERS as well as money market instruments and cash equivalents.

As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as MORTGAGE-DOLLAR ROLL transactions, transactions on a WHEN-ISSUED basis and portfolio securities lending.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

                                                                 GOVERNMENT FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

You could lose money by investing in the Fund. Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities.


Principal investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of investment practices, such as mortgage-dollar rolls, forward commitments, transactions on a when-issued basis and securities lending, also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GOVERNMENT FUND

[Government Fund Bar Chart]

97                                                                                8.54
98                                                                                7.52
99                                                                                -3.6
00                                                                               11.49
01                                                                                5.54
02                                                                                8.94
03                                                                                0.53
04                                                                                1.92
05                                                                                1.04
06                                                                                3.01

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1997 through December 31, 2003, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1997-2006)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        5.62%             3/02
  Lowest return/worst quarter                                       -2.95%             2/04




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                       1 YEAR              5 YEARS            10 YEARS
  Government Fund
  Return Before Taxes
    Class A                                                            -0.89%               2.85%              4.66%
    Class B                                                            -1.97%               2.69%              4.40%
    Class C                                                             2.01%               3.04%              4.40%
    Class I                                                             4.18%               4.16%              5.47%

  Return After Taxes on Distributions(1)
    Class B                                                            -3.17%               1.55%              2.86%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                            -1.30%               1.63%              2.84%

  Lehman Brothers(R) Government Bond Index(2) (reflects no
  deduction for fees, expenses, or taxes)                               3.48%               4.64%              6.01%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, and I shares may vary.

2 The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                 GOVERNMENT FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C          CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None             None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%            None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None             None



  Maximum Account Fee                                                None            None            None             None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%             0.60%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%            None



  Other Expenses(4)                                                  0.49%           0.49%           0.49%             0.26%
  Total Annual Fund Operating Expenses(5)                            1.34%           2.09%           2.09%             0.86%



  Less Waivers/Reimbursements(5)                                    -0.29%          -0.29%          -0.29%            -0.46%
  Net Annual Fund Operating Expenses(5)                              1.05%           1.80%           1.80%             0.40%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets. NYLIM has voluntarily agreed to waive its management fee to 0.50% on assets up to $1 billion and 0.45% on assets in excess of $1 billion. Without this waiver, the actual management fee would be 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1 billion. This waiver may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

5 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.05%; Class B, 1.80%; Class C, 1.80%; and Class I, 0.40%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.05% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

GOVERNMENT FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C                   CLASS I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  552      $  183              $  683             $  183              $  283             $   41

   3 Years         $  816      $  615              $  915             $  615              $  615             $  208



   5 Years         $1,113      $1,085              $1,285             $1,085              $1,085             $  412

  10 Years         $1,955      $2,195              $2,195             $2,388              $2,388             $  999




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---------------------------

YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MAINSTAY HIGH YIELD
CORPORATE BOND FUND

The High Yield Corporate Bond Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Fund's principal investments include:

- domestic corporate debt securities,

- YANKEE (dollar-denominated) DEBT SECURITIES,

- ZERO COUPON BONDS, and

- U.S. government securities.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

The Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies.

                                                  HIGH YIELD CORPORATE BOND FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

HIGH YIELD CORPORATE BOND FUND

[High Yield Corporate Bond Fund Bar Chart]

97                                                                               11.55
98                                                                                1.31
99                                                                                9.51
00                                                                                -7.2
01                                                                                1.72
02                                                                               -1.53
03                                                                                36.5
04                                                                               11.79
05                                                                                2.34
06                                                                                  11

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1997 through December 31, 2003, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1997-2006)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       11.85%             2/03
  Lowest return/worst quarter                                       -8.41%             3/98




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR         5 YEARS         10 YEARS
  High Yield Corporate Bond Fund
  Return Before Taxes
    Class A                                                          6.67%         11.07%           7.43%
    Class B                                                          6.00%         11.02%           7.15%
    Class C                                                         10.00%         11.28%           7.15%
    Class I                                                         11.96%         12.37%           8.18%

  Return After Taxes on Distributions(1)
    Class B                                                          3.61%          8.10%           3.54%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                          3.96%          7.71%           3.78%

  Credit Suisse High Yield Index(2) (reflects no deduction for
  fees, expenses, or taxes)                                         11.91%         11.07%           7.09%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

2 The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                  HIGH YIELD CORPORATE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None

  Redemption Fee(2)
  (as a percentage of redemption proceeds)                           2.00%           2.00%           2.00%           2.00%



  Maximum Account Fee                                                None            None            None            None

  ANNUAL FUND OPERATING EXPENSES(3)
  (expenses that are deducted from Fund assets)



  Management Fees(4)                                                 0.56%           0.56%           0.56%           0.56%

  Distribution and/or Service (12b-1) Fees(5)                        0.25%           1.00%           1.00%           None



  Other Expenses(6)                                                  0.25%           0.25%           0.25%           0.24%

  Total Annual Fund Operating Expenses(7)()                          1.06%           1.81%           1.81%           0.80%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The redemption fee applies to certain redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

3  Expenses have been restated to reflect current fees.

4 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $500 million and 0.55% in excess of $500 million.

5 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

6 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

7 The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                                                                                                           CLASS
                  CLASS A                 CLASS B                                CLASS C                     I
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            redemption    the end of each period   Redemption    the end of each period
   1 Year         $  553      $  184              $  684             $  184              $  284            $ 82

   3 Years        $  772      $  569              $  869             $  569              $  569            $255



   5 Years        $1,008      $  980              $1,180             $  980              $  980            $444

  10 Years        $1,686      $1,930              $1,930             $2,127              $2,127            $990




---------------------------

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rates.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY MONEY
MARKET FUND

The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The securities in which the Fund invests may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities,

- bank and bank holding company obligations, such as CDs and bankers' acceptances,

- commercial paper, which is short-term, unsecured loans to corporations,

- corporate debt securities,

- loans to U.S. and foreign issuers and securities of foreign branches of U.S. and foreign banks, such as negotiable CDs, also known as Eurodollars,

- time deposits, and

- REPURCHASE AGREEMENTS.

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and MORTGAGE-RELATED and ASSET-BACKED SECURITIES.

INVESTMENT PROCESS

All securities purchased by the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

MacKay Shields, the Fund's Subadvisor, may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                               MONEY MARKET FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Because the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

- political and economic instability,

- less publicly available information about issuers, and

- changes in U.S. or foreign tax laws.

The Fund's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Fund's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

MONEY MARKET FUND

[Money Market Fund Bar Chart]

97                                                                               5.08
98                                                                               5.01
99                                                                               4.65
00                                                                               5.87
01                                                                               3.72
02                                                                               1.22
03                                                                               0.51
04                                                                                0.7
05                                                                               2.56
06                                                                               4.38

ANNUAL RETURNS, ALL CLASSES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future. TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE: 1-800-MAINSTAY (1-800-624-6782).

BEST AND WORST QUARTERLY RETURNS, ALL CLASSES
(1997-2006)

                                                                    RETURN        QUARTER/YEAR
  Highest return/best quarter                                        1.51%            3/00
  Lowest return/worst quarter                                        0.10%            4/03




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Money Market Fund
    All Classes                                                     4.38%           1.86%           3.35%
    7-day current yield: 4.60%

  Lipper Money Market Fund Average(1)                               4.20%           1.73%           3.25%




1 The Lipper Money Market Fund Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

                                                               MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            None            None

  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(1)                                                 0.48%           0.48%           0.48%

  Distribution and/or Service (12b-1) Fees                           None            None            None



  Other Expenses(2)                                                  0.45%           0.45%           0.45%

  Total Annual Fund Operating Expenses(3)                            0.93%           0.93%           0.93%



  Less Expense Reimbursement(3)                                     -0.23%          -0.23%          -0.23%

  Net Annual Fund Operating Expenses(3)                              0.70%           0.70%           0.70%




1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million; 0.45% on assets in excess of $300 million and up to $700 million; 0.40% from $700 million to $1 billion; and 0.35% in excess of $1 billion.

2 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

3 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.70%; Class B, 0.70%; and Class C, 0.70%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.70% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown. Expenses are the same for each class.


                                               ALL CLASSES
  Expenses after  Assuming no redemption   Assuming redemption at the end of each period
   1 Year                 $   72                              $   72

   3 Years                $  263                              $  263



   5 Years                $  482                              $  482

  10 Years                $1,113                              $1,113




---------------------------

Issuers of GENERAL OBLIGATION BONDS include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.

---------------------------

REVENUE BONDS are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.

---------------------------

INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

MAINSTAY TAX FREE
BOND FUND

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields, to be of comparable quality.

The Fund normally invests at least 80% of its net assets in "municipal bonds" issued by, or on behalf of, the

- states;

- District of Columbia;

- territories, commonwealths and possessions of the United States and their political subdivisions; and

- agencies, authorities and instrumentalities of these entities.

The two main types of municipal bonds are GENERAL OBLIGATION and REVENUE BONDS. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax ("AMT") for individual shareholders.

INVESTMENT PROCESS

The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

Up to 25% of the Fund's total assets may be invested in INDUSTRIAL DEVELOPMENT BONDS. The Fund also may invest in POLLUTION CONTROL BONDS and ZERO COUPON BONDS.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

                                                              TAX FREE BOND FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indices and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Industrial development, pollution control, and revenue bonds are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

To help you decide whether taxable or nontaxable yields are better for you, see Appendix A for a comparative yield table.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

TAX FREE BOND FUND

[Tax Free Bond Fund Bar Chart]

97                                                                                 8.8
98                                                                                4.83
99                                                                               -6.96
00                                                                               11.75
01                                                                                3.79
02                                                                                8.34
03                                                                                2.36
04                                                                                 2.9
05                                                                                2.48
06                                                                                4.25

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1997-2006)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        4.97%             4/00
  Lowest return/worst quarter                                       -3.15%             2/99




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Tax Free Bond Fund
  Return Before Taxes
    Class A                                                         -0.29%          3.35%           3.92%
    Class B                                                         -0.75%          3.70%           4.14%
    Class C                                                          3.14%          4.04%           4.14%

  Return After Taxes on Distributions(1)
    Class B                                                         -0.75%          3.70%           4.13%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                          0.81%          3.72%           4.14%

  Lehman Brothers(R) Municipal Bond Index(2) (reflects no
  deduction for fees, expenses, or taxes)                            4.84%          5.53%           5.76%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.

2 The Lehman Brothers(R) Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                              TAX FREE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None
  ANNUAL FUND OPERATING EXPENSES(2)
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.60%           0.60%           0.60%
  Distribution and/or Service (12b-1) Fees(4)                        0.25%           0.50%           0.50%



  Other Expenses(5)                                                  0.23%           0.23%           0.23%
  Total Annual Fund Operating Expenses(6)                            1.08%           1.33%           1.33%



  Less Waivers/Reimbursements(6)                                    -0.19%          -0.19%          -0.19%
  Net Annual Fund Operating Expenses(6)                              0.89%           1.14%           1.14%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2  Expenses have been restated to reflect current fees.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $1 billion and 0.55% on assets in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee to 0.45% on assets up to $1.0 billion, and 0.40% on assets in excess of $1.0 billion. Without this waiver, the actual management fee would be 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. This waiver may be discontinued at any time without notice.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes.

6 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.89%; Class B, 1.14%; and Class C, 1.14%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.89% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

TAX FREE BOND FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            redemption    the end of each period   redemption    the end of each period
   1 Year         $  537      $  116              $  616             $  116              $  216

   3 Years        $  752      $  394              $  694             $  394              $  394



   5 Years        $  993      $  703              $  903             $  703              $  703

  10 Years        $1,684      $1,509              $1,509             $1,578              $1,578




                      [This page intentionally left blank]

MAINSTAY CONVERTIBLE
FUND

The Convertible Fund's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in "convertible securities" such as:

- bonds,

- debentures,

- corporate notes, and

- preferred stocks or other securities,

that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Fund may be invested or held in:

- nonconvertible debt,

- equity securities that do not pay regular dividends,

- U.S. Government securities, and

- cash or cash equivalents.

INVESTMENT PROCESS

In selecting convertible securities for purchase or sale, MacKay Shields, the Fund's Subadvisor, takes into account a variety of investment considerations, including:

- the potential return of the common stock into which the convertible security is convertible,

- credit risk,

- projected interest return, and

- the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

                                                                CONVERTIBLE FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

CONVERTIBLE FUND

[Convertible Fund Bar Chart]

97                                                                               10.67
98                                                                                0.53
99                                                                                32.9
00                                                                                6.51
01                                                                               -4.76
02                                                                                -9.5
03                                                                               21.46
04                                                                                4.86
05                                                                                6.26
06                                                                                8.97

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1997-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.81%             4/99
  Lowest return/worst quarter                                       -10.66%             3/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR         5 YEARS         10 YEARS
  Convertible Fund
  Return Before Taxes
    Class A                                                          3.71%          5.52%           7.35%
    Class B                                                          3.97%          5.62%           7.19%
    Class C                                                          7.90%          5.92%           7.17%

  Return After Taxes on Distributions(1)
    Class B                                                          3.79%          5.40%           4.88%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                          2.68%          4.74%           4.74%

  Merrill Lynch All Convertible Securities Index(2) (reflects
  no deduction for fees, expenses or taxes)                         12.83%          7.75%           8.54%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.

2 The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                CONVERTIBLE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.72%           0.72%           0.72%
  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses(4)                                                  0.42%           0.42%           0.42%
  Total Annual Fund Operating Expenses(5)                            1.39%           2.14%           2.14%



  Less Waivers/Reimbursements(5)                                    -0.19%          -0.19%          -0.19%
  Net Annual Fund Operating Expenses(5)                              1.20%           1.95%           1.95%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average daily assets. NYLIM has voluntarily agreed to waive its management fee to 0.67% on assets up to $500 million, 0.62% on assets from $500 million to $1 billion and 0.57% on assets in excess of $1 billion. Without this waiver, the actual management fee would be 0.72% on assets up to $500 million, 0.67% on assets from $500 million to $1.0 billion, and 0.62% on assets in excess of $1.0 billion. This waiver may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

5 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.20%; Class B, 1.95%; and Class C, 1.95%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.20% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

CONVERTIBLE FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            redemption    the end of each period   redemption    the end of each period
   1 Year         $  666      $  198              $  698             $  198              $  298

   3 Years        $  940      $  644              $  944             $  644              $  644
   5 Years        $1,244      $1,124              $1,324             $1,124              $1,124

  10 Years        $2,104      $2,260              $2,260             $2,451              $2,451

                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.


---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.
---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

MAINSTAY TOTAL
RETURN FUND

The TOTAL RETURN Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in U.S. equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

INVESTMENT PROCESS

Equity Investments

Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

Debt Investments

It is contemplated that the Fund's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields, the Fund's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds and MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund may also enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS.

In addition, of its investments in debt securities, the Fund may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Fund's Subadvisor believes may provide capital appreciation in addition to income.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

                                                               TOTAL RETURN FUND

PRINCIPAL RISKS

Since the Fund may allocate its assets among equity and debt securities it has some exposure to the risks of both stocks and bonds.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

The Fund's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium--a higher interest rate or yield--because of this increased risk of loss. These securities can be also subject to greater price volatility.

Consistent with its principal investment strategies, the Fund's investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

TOTAL RETURN FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                               TOTAL RETURN FUND

[Total Return Fund Bar Chart]

97                                                                               17.65
98                                                                               25.96
99                                                                                15.6
00                                                                                -5.1
01                                                                              -12.61
02                                                                              -18.37
03                                                                               18.18
04                                                                                5.63
05                                                                                5.35
06                                                                                8.32

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares, from January 1, 1997 through December 31, 2003, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1997-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.87%             4/98
  Lowest return/worst quarter                                       -11.63%             1/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                  1 YEAR       5 YEARS       10 YEARS
  Total Return Fund
  Return Before Taxes
    Class A                                                        3.15%        2.65%         5.30%
    Class B                                                        3.37%        2.71%         5.15%
    Class C                                                        7.28%        3.03%         5.13%
    Class I                                                        9.67%        4.31%         6.31%

  Return After Taxes on Distributions(1)
    Class B                                                        1.88%        2.13%         3.92%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                        3.97%        2.23%         4.08%

  Russell 1000(R) Index(2)                                        15.46%        6.82%         8.64%



  S&P 500(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                             15.79%        6.19%         8.42%

  Total Return Core Composite Index(4) (reflects no deduction
  for fees, expenses, or taxes)                                   10.93%        6.36%         8.02%



  Lehman Brothers(R) Aggregate Bond Index(5)                       4.33%        5.06%         6.24%(5)

1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.

2 The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Fund has selected the Russell 1000(R) Index as its primary benchmark index in replacement of the S&P 500(R) Index. The Fund selected the Russell 1000(R) Index because it believes that this index is more reflective of the Fund's investment style.

3 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5 The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

TOTAL RETURN FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%           None
  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None            None



  Maximum Account Fee                                                None            None            None            None
  ANNUAL FUND OPERATING EXPENSES(2)
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.63%           0.63%           0.63%           0.63%
  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%           None



  Other Expenses(5)                                                  0.45%           0.45%           0.45%           0.25%
  Total Annual Fund Operating Expenses(6)                            1.33%           2.08%           2.08%           0.88%



  Less Waivers/Reimbursements(6)                                    -0.14%          -0.14%          -0.14%          -0.09%
  Net Annual Fund Operating Expenses(6)                              1.19%           1.94%           1.94%           0.79%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2  Expenses have been restated to reflect current fees.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.64% up to $500 million and 0.60% in excess of $500 million.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

6 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.19%; Class B, 1.94%; Class C, 1.94%; Class I, 0.79%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.19% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

                                                               TOTAL RETURN FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C                  CLASS I
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            redemption    the end of each period   redemption    the end of each period
   1 Year         $  665      $  197              $  697             $  197              $  297            $   81

   3 Years        $  929      $  632              $  932             $  632              $  632            $  268



   5 Years        $1,220      $1,100              $1,300             $1,100              $1,100            $  475

  10 Years        $2,047      $2,202              $2,202             $2,394              $2,394            $1,072




---------------------------

YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.

---------------------------

BRADY BONDS are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.
---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

MAINSTAY GLOBAL
HIGH INCOME FUND

The Global High Income Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high-yield securities. Normally, the Fund invests in debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries.

- The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's or S&P, or if unrated, are deemed to be comparable by the Fund's Subadvisor, MacKay Shields.

- The Fund principally invests in countries that are considered emerging markets, and may invest in countries with established economies, that the Fund's Subadvisor believes present favorable opportunities.

- The Fund's principal investments include YANKEE (dollar-denominated) DEBT SECURITIES, BRADY BONDS and derivative instruments, such as FLOATERS, including INVERSE FLOATERS, SWAPS, futures and options.

- The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. The Fund may also buy foreign currency options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

INVESTMENT PROCESS

The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer's financial condition and competitiveness.

                                                         GLOBAL HIGH INCOME FUND

---------------------------

In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.


---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.

Since the Fund principally invests in foreign securities, it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

- fluctuating currency values,

- less liquid trading markets,

- greater price volatility,

- political and economic instability,

- less publicly available information about issuers,

- changes in U.S. or foreign tax or currency laws, and

- changes in monetary policy.

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

The Fund's principal investments include derivatives, such as swap agreements, including credit default swaps, mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may invest up to 15% of its net assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

The principal risk of mortgage-related asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GLOBAL HIGH INCOME FUND

[Global High Income Fund Bar Chart]

99                                                                               17.01
00                                                                                8.58
01                                                                               12.69
02                                                                               10.33
03                                                                               30.69
04                                                                                  12
05                                                                                9.86
06                                                                               10.31

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999-2006)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       11.15%             2/03
  Lowest return/worst quarter                                       -6.04%             2/04




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                                      5
                                                                    1 YEAR          YEARS          LIFE OF FUND(1)
  Global High Income Fund
  Return Before Taxes
    Class A                                                         6.10%          14.16%               10.61%
    Class B                                                         5.31%          14.14%               10.35%
    Class C                                                         9.31%          14.37%               10.35%

  Return After Taxes on Distributions(2)
    Class B                                                         2.95%          11.27%                7.18%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         3.85%          10.55%                6.89%

  JPMorgan EMBI Global Diversified Index(3) (reflects no
  deduction for fees, expenses, or taxes)                           9.86%          13.43%               11.15%




1 The Fund commenced operations on June 1, 1998.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.

3 The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                         GLOBAL HIGH INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                      None            5.00%           1.00%

  Redemption Fee
  (as a percentage of redemption proceeds)                           None            None            None



  Maximum Account Fee                                                None            None            None

  ANNUAL FUND OPERATING EXPENSES(2)
  (expenses that are deducted from Fund assets)



  Management Fees(3)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(4)                        0.25%           1.00%           1.00%



  Other Expenses(5)                                                  0.47%           0.47%           0.47%

  Total Annual Fund Operating Expenses                               1.42%           2.17%           2.17%



  Less Waivers/Reimbursements(6)                                    -0.02%          -0.02%          -0.02%

  Net Annual Fund Operating Expenses(6)                              1.40%           2.15%           2.15%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2  Expenses have been restated to reflect current fees.

3 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million.

4 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between classes. "Other Expenses" also includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

6 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; and Class C, 2.15%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.40% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

GLOBAL HIGH INCOME FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                  CLASS B                                CLASS C
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  586      $  218              $  718             $  218              $  318

   3 Years         $  876      $  676              $  976             $  676              $  676



   5 Years         $1,189      $1,162              $1,362             $1,162              $1,162

  10 Years         $2,073      $2,311              $2,311             $2,501              $2,501




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---------------------------

A BOTTOM UP approach selects stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

MAINSTAY INTERNATIONAL
EQUITY FUND

The International Equity Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields, the Fund's Subadvisor, believes present favorable opportunities.

The Fund's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with earnings that may not be sustainable or that have recurring, weak or high-risk business models or weak balance sheets.

INVESTMENT PROCESS

- The Subadvisor seeks to identify investment opportunities by pursuing a BOTTOM UP, stock picking investment discipline.

- Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital, and the overall track record of management in creating shareholder value.

- Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.

- Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering

                                                       INTERNATIONAL EQUITY FUND

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

whether to sell a security, the Subadvisor may evaluate, among other things, if the security has reached its target price, if the investment thesis is invalidated, or if superior opportunities to redeploy exist or emerge.

In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. These include losses due to:

- fluctuating currency values,

- less liquid trading markets,

- greater price volatility,

- political and economic instability,

- less publicly available information about issuers,

- changes in U.S. or foreign tax or currency laws, and

- changes in monetary policy.

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's investments include derivatives such as options and forwards. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

INTERNATIONAL EQUITY FUND

[International Equity Fund Bar Chart]

97                                                                                3.78
98                                                                               19.34
99                                                                                26.6
00                                                                              -21.71
01                                                                              -16.34
02                                                                               -4.95
03                                                                               31.11
04                                                                               15.74
05                                                                                6.22
06                                                                               29.58

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten year periods of the Fund compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1997 through August 31, 1998. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1997 through December 31, 2003. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class B shares from January 1, 1997 through April 27, 2006, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. As discussed above, the historical performance data for one or more newer classes have been adjusted to reflect fees, estimated expenses and fee waivers/expense limitations of the newer classes upon their initial offering. Unadjusted, the performance shown for the newer classes might have been lower.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1997-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        19.23%             4/98
  Lowest return/worst quarter                                       -14.02%             1/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                                      5               10
                                                                    1 YEAR          YEARS           YEARS
  International Equity Fund
  Return Before Taxes
    Class A                                                         23.28%         14.27%           7.55%
    Class B                                                         24.58%         14.47%           7.38%
    Class C                                                         28.45%         14.68%           7.36%
    Class I                                                         31.24%         16.09%           8.47%
    Class R1                                                        31.12%         15.87%           8.33%
    Class R2                                                        30.77%         15.68%           8.10%
    Class R3                                                        30.32%         15.20%           7.83%

  Return After Taxes on Distributions(2)
    Class B                                                         23.00%         14.06%           6.69%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         17.43%         12.68%           6.18%

  Morgan Stanley Capital International EAFE(R) Index(3)
  (reflects no deduction for fees, expenses, or taxes)              26.34%         14.98%           7.71%




1 The Fund commenced operations on September 13, 1994.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C, I, R1, R2 and R3 shares may vary.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged, capitalization-weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                       INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)  CLASS A  CLASS B  CLASS C  CLASS I  CLASS R1  CLASS R2  CLASS R3
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)         5.50%    None     None     None     None      None      None



  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the
  original offering price or redemption
  proceeds)                                   None     5.00%    1.00%    None     None      None      None
  Redemption Fee(2)
  (as a percentage of redemption proceeds)    2.00%    2.00%    2.00%    2.00%     2.00%     2.00%     2.00%



  Maximum Account Fee                         None     None     None     None     None      None      None
  ANNUAL FUND OPERATING EXPENSES(3)
  (expenses that are deducted from Fund
  assets)



  Management Fees(4)                          0.89%    0.89%    0.89%    0.89%     0.89%     0.89%     0.89%
  Distribution and/or Service (12b-1)
  Fees(5)                                     0.25%    1.00%    1.00%    None     None       0.25%     0.50%



  Other Expenses(6)                           0.52%    0.52%    0.52%    0.18%     0.28%     0.28%     0.28%
  Acquired (Underlying) Fund Fees and
  Expenses                                    0.01%    0.01%    0.01%    0.01%     0.01%     0.01%     0.01%



  Total Annual Fund Operating Expenses(7)     1.67%    2.42%    2.42%    1.08%     1.18%     1.43%     1.68%
  Less Waivers/Reimbursements(7)             -0.06%   -0.06%   -0.06%   -0.04%    -0.04%    -0.04%    -0.04%



  Net Annual Fund and Underlying Fund
  Expenses(7)                                 1.61%    2.36%    2.36%    1.04%     1.14%     1.39%     1.64%
  Net Annual Fund Operating Expenses
  (Excluding Underlying Fund Operating
  Expenses)(7)                                1.60%    2.35%    2.35%    1.03%     1.13%     1.38%     1.63%

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.

2 The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. This fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the Shareholder Guide for additional information.

3  Expenses have been restated to reflect current fees.

4 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million.

5 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

6 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%.

7 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008 to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.60%; Class B, 2.35%; Class C, 2.35%; Class I, 1.03%; Class R1, 1.13%; Class R2, 1.38%; and Class R3, 1.63%. These expense limitations may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.60% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.
The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

INTERNATIONAL EQUITY FUND

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C                  CLASS I   CLASS R1
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             redemption    the end of each period   redemption    the end of each period
   1 Year          $  705      $  239              $  739             $  239              $  339           $  106     $  116
   3 Years         $1,040      $  746              $1,046             $  746              $  746           $  338     $  369



   5 Years         $1,400      $1,283              $1,483             $1,283              $1,283           $  590     $  643
  10 Years         $2,411      $2,564              $2,564             $2,750              $2,750           $1,312     $1,427




                  CLASS R2   CLASS R3

  Expenses after
   1 Year          $  142     $  167
   3 Years         $  447     $  524



   5 Years         $  776     $  907
  10 Years         $1,708     $1,982




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MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES

The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.


When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest, at least 65% of its assets, as described above, in that type or style of investment.


DERIVATIVE SECURITIES

Certain Funds may invest in derivative securities. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. Additionally, the Diversified Income Fund and the Global High Income Fund may each invest a portion of their respective net assets in credit default swaps. The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for a Fund to lose money.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For a discussion of Credit Default Swaps, see "Derivative Securities" above.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

RISKS OF INVESTING IN HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

Certain Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

INVESTMENTS IN TECHNOLOGY SECTOR

Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

INITIAL PUBLIC OFFERINGS

Certain Funds may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As the Funds grow in size, the positive effect of IPO investments on the Funds may decrease.

ILLIQUID AND RESTRICTED SECURITIES

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

In times of unusual or adverse market, economic or political conditions, the High Yield Corporate Bond Fund may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Fund. Although investing heavily in these securities may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and limit the Fund's ability to achieve a high level of income.

In unusual market conditions, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C, I, R1, R2 and R3 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

- SHAREHOLDER SERVICE FEE--this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and R3 that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds

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typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Class A, B and C shares of the Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                 CLASS A           CLASS B               CLASS C         CLASS I   CLASS R1   CLASS R2          CLASS R3
  Initial          Yes              None                  None           None       None       None               None
  sales charge

  Contingent     None(1)        Sliding scale         1% on sale of      None       None       None               None
  deferred                    during the first     shares held for one
  sales charge                 six years after        year or less
                                  purchase



  Ongoing         0.25%             0.75%                 0.75%          None       None      0.25%        0.25% distribution
  service                      distribution(2)       distribution(2)                                     and 0.25% distribution
  and/or                      and 0.25% service     and 0.25% service                                        (0.50% total)
  distribution                (1.00% total)(3)      (1.00% total)(3)
  fee (Rule
  12b-1 fee)




  Shareholder      None             None                  None           None      0.10%      0.10%              0.10%
  service fee
  Redemption       None             None                  None           None       None       None               None
  fee(4)

  Conversion       None              Yes                  None           None       None       None               None
  feature

  Purchase         None           $100,000             $1,000,000        None       None       None               None
  maximum(5)

1 Except on certain redemptions on purchases made without an initial sales charge.

2 0.25% for the Tax Free Bond Fund.

3 0.50% for the Tax Free Bond Fund.

4 The International Equity and High Yield Corporate Bond Funds each impose a 2% redemption fee on certain redemptions (including exchanges). Please see "Information on Fees" in this section for details.

5 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more, for most Funds) and hold your shares long-term (more than 6 years, for most Funds). Class B shares may be more economical if you intend to invest lesser

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amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.

- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

SHAREHOLDER GUIDE

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% in the case of Tax Free Bond Fund).

- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Eclipse Fund as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004.

CLASS R1, R2 AND R3 CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

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- You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing service and/or distribution fees for Class R2 and Class R3 shares.

- Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:
  - Section 401(a) and 457 plans,
  - Certain section 403(b)(7) plans,
  - 401(k), profit sharing, money purchase pension and defined benefit plans, and
  - Non-qualified deferred compensation plans.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

MainStay Equity, Blended and International Equity Funds(1)

                                   SALES CHARGES(2) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                    AS A %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(3)           None                None                     None

(1) Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund and Value Fund.

(2) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(3) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

MainStay Income and International Income Funds (except Money Market Fund)(1)

                                   SALES CHARGES(2) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------            CONCESSION
  PURCHASE                      OFFERING              NET                   AS A % OF
  AMOUNT                         PRICE             INVESTMENT            OFFERING PRICE
  Less than $100,000             4.50%               4.71%                    4.00%
  $100,000 to $249,999           3.50%               3.63%                    3.00%



  $250,000 to $499,999           2.50%               2.56%                    2.00%
  $500,000 to $999,999           2.00%               2.04%                    1.75%



  $1,000,000 or more(3)           None                None                     None

(1)Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund and Tax Free Bond Fund.

(2) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(3) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

SHAREHOLDER GUIDE

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                           CONTINGENT DEFERRED SALES CHARGE (CDSC) AS A
                                                  % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                   5.00%
  Second year                                                  4.00%



  Third year                                                   3.00%
  Fourth year                                                  2.00%



  Fifth year                                                   2.00%
  Sixth year                                                   1.00%



  Thereafter                                                    None

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the

                                                               SHAREHOLDER GUIDE

  Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares

You may be eligible to buy Class A shares of the Funds at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time.

- RIGHT OF ACCUMULATION

  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a MainStay Fund, using your Right of Accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.

  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the Statement of Additional Information.

- LETTER OF INTENT

  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more

SHAREHOLDER GUIDE

  information, see "Purchase, Redemption, Exchanges and Repurchase--Letter of Intent" in the Fund's Statement of Additional Information.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

"Spouse" with respect to Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Retirement Plan Purchases

You will not pay an initial sales charge if you purchase Class A shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

  - 50 or more participants; or

  - an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

  - holds both Class A and Class B shares as a result of the Class B share conversion feature.

However, Class A shares purchased through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B

                                                               SHAREHOLDER GUIDE

shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

Contingent Deferred Sales Charge

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES

Rule 12b-1 Plans

Each Fund (except the Money Market Fund) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively (0.50% for Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any

SHAREHOLDER GUIDE

activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds are implementing a small account fee, effective March 1, 2007. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including retirement plan services bundled accounts, investment-only retirement accounts, accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account, NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year, accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts) and certain Class A accounts created by a conversion from Class B shares where the small account balance is due solely to the conversion from Class B shares. This small account fee will be deducted on or about March 1st and September 1st each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

Shareholder Services Plans

Each Fund that offers Class R1, Class R2 or Class R3 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

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Redemption Fee

The International Equity and High Yield Corporate Bond Funds each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor or an affiliate from its own resources, pays a sales concession of up to 0.10% on the purchases of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

SHAREHOLDER GUIDE

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GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholders or account servicing arrangements.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund, the Manager and any Subadvisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

Class A, B or C Shares

Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. (MainStay cannot process Money Market Fund purchases by phone.)

Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in

                                                               SHAREHOLDER GUIDE

good order within three business days. (MainStay cannot process Money Market Fund purchases by phone.)

All Classes

You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion.

Class A, B, and C Shares

The following minimums apply if you are investing in Class A, B, or C shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent purchases OR no initial and $100 subsequent monthly purchases (except the Money Market Fund, which requires an initial investment amount of $1,000).

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors -- $5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

- Institutional Investors -- no minimum initial or subsequent purchase amounts.

Class R1, R2 and R3 Shares

If you are eligible to invest in Class R1, R2 or R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS

                                        HOW                                               DETAILS
  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           - name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                - your account number; and
                       (1-800-624-6782) to obtain an account      - Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       - ABA #011-0000-28
                       - MainStay Funds (DDA #99029415)
                       - Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4 pm eastern time.

  BY PHONE:            Have your investment professional          - You cannot buy Money Market Fund shares by phone.
                       call MainStay Investments toll-free        - MainStay Investments must receive your application
                       at 1-800-MAINSTAY                            and check, payable to MainStay Funds, in good order
                       (1-800-624-6782) between 8 am and 6          within three business days. If not, MainStay
                       pm eastern time any day the New York         Investments can cancel your order and hold you liable
                       Stock Exchange is open. Call before 4        for costs incurred in placing it.
                       pm to buy shares at the current day's      Be sure to write on your check:
                       NAV.                                       - name(s) of investor(s).
                                                                  - your account number; and
                                                                  - Fund name and Class of shares;



  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           - $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             - name(s) of investor(s); and
                       P.O. Box 8401                              - Fund name and Class of shares.
                       Boston, MA 02266-8401

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

BUYING ADDITIONAL SHARES OF THE FUNDS--INDIVIDUAL SHAREHOLDERS

                                            HOW                                                 DETAILS
  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company.               - name(s) of investor(s);
                       - ABA #011-0000-28                                 - your account number; and
                       - MainStay Funds (DDA #99029415)                   - Fund name and Class of shares.
                       - Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4 pm eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8 am       electronic debits from a designated bank account.
                       and 6 pm eastern time any day the New York         - The maximum ACH purchase amount is $100,000.
                       Stock Exchange is open to make an ACH
                       purchase; call before 4 pm to buy shares at
                       the current day's NAV; or
                        Visit us at www.mainstayfunds.com.



  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     - $50 minimum (for Class A, B and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          - name(s) of investor(s);
                       Send overnight orders to:                          - your account number; and
                       MainStay Funds                                     - Fund name and Class of shares.
                       c/o Boston Financial
                       Data Services
                       30 Dan Road
                       Canton, MA 02021-2809




SELLING SHARES--INDIVIDUAL SHAREHOLDERS

                                     HOW                                            DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                       - You may sell (redeem) your shares through your
                                                               financial advisor or by any of the methods
                                                               described below.

  BY PHONE:        TO RECEIVE PROCEEDS BY CHECK:              - MainStay Investments will only send checks to the
                   Call MainStay Investments toll-free at      account owner at the owner's address of record and
                   1-800-MAINSTAY (1-800-624-6782) between     generally will not send checks to addresses on
                   8 am and 6 pm eastern time any day the      record for 30 days or less.
                   New York Stock Exchange is open. Call      - The maximum order MainStay Investments can
                   before 4 pm eastern time to sell shares     process by phone is $100,000.
                   at the current day's NAV.



                   TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                   Call MainStay Investments toll-free at      phone, MainStay Investments will send the proceeds
                   1-800-MAINSTAY (1-800-624-6782) between     by bank wire to your designated bank account the
                   8 am and 6 pm eastern time any day the      next business day, although it may take up to
                   New York Stock Exchange is open.            seven days to do so. Your bank may charge you a
                   Eligible investors may sell shares and      fee to receive the wire transfer.
                   have proceeds electronically credited      - MainStay Investments must have your bank account
                   to a designated bank account.               information on file.
                                                              - There is an $11 fee for wire redemptions.
                                                              - The minimum wire transfer amount is $1,000.




                   TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MainStay Investments must have your bank account
                   ACH:                                        information on file.
                   Call MainStay Investments toll-free at     - Proceeds may take 2-3 days to reach your bank
                   1-800-MAINSTAY (1-800-624-6782) between     account.
                   8 am and 6 pm eastern time any day         - There is no fee from MainStay Investments for
                   banks and the New York Stock Exchange        this transaction.
                   are open.                                  - The maximum ACH transfer amount is $100,000.
                   Visit us at www.mainstayfunds.com




  BY MAIL:         Address your order to:                     Write a letter of instruction that includes:
                   MainStay Funds                             * your name(s) and signature(s);
                   P.O. Box 8401                              * your account number;
                   Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                              * dollar or share amount you want to sell.
                   Send overnight orders to:
                   MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                   c/o Boston Financial                       documentation, as required.
                   Data Services
                   30 Dan Road                                There is a $15 fee for checks mailed to you via
                   Canton, MA 02021-2809                      overnight service.




SHAREHOLDER GUIDE

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.

- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, in whole or in part, any order for the purchase of shares.

- To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).


- In the interest of all shareholders, the Funds reserve the right to:


  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;
 128

                                                               SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

Additional Information

The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen (e.g., MainStay Small Cap Value Fund) than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

Investing for Retirement

Except for the Tax Free Bond Fund, you can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:
- all phone calls with service representatives are tape recorded; and
- written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND
The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

MONEY MARKET FUND CHECK WRITING

You can sell shares of the Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check-writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, 403(b)(7) or qualified retirement plans.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

                                                               SHAREHOLDER GUIDE

---------------------------

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised, or administered by New York Life Investment Management LLC or any affiliate thereof, which are offered in separate prospectuses, including:

- MainStay All Cap Growth Fund
                                        - MainStay Income Manager Fund
- MainStay All Cap Value Fund           - MainStay Indexed Bond Fund
- MainStay Balanced Fund                - MainStay Intermediate Term Bond Fund
- MainStay Cash Reserves Fund           - MainStay Large Cap Opportunity Fund*
- MainStay Conservative Allocation      - MainStay Mid Cap Opportunity Fund
Fund
                                        - MainStay Moderate Allocation Fund
- MainStay Floating Rate Fund
                                        - MainStay Moderate Growth Allocation
- MainStay Growth Allocation Fund       Fund
- MainStay Growth Equity Fund*          - MainStay S&P 500 Index Fund
- MainStay ICAP Equity Fund             - MainStay Short Term Bond Fund
- MainStay ICAP International Fund      - MainStay Small Cap Opportunity Fund**
- MainStay ICAP Select Equity Fund

Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling The MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

---------------
* Offered only to residents of Connecticut, Maryland, New Jersey, and New York. ** This fund is currently closed to new investors.

SHAREHOLDER GUIDE

---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of a Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.

Money Market Fund Exchanges

If you exchange all your shares in the MainStay Money Market Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the Money Market Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus,

                                                               SHAREHOLDER GUIDE

may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Trust's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.


The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing.

SHAREHOLDER GUIDE

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees--Redemption Fee".

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Funds' Share Prices (NAV) and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices (amortized cost, in the case of the Money Market Fund). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds', notably the International Equity Fund's, fair valuation procedures include a procedure

                                                               SHAREHOLDER GUIDE

whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Funds' top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds Pay Dividends

The Money Market Fund declares dividends daily and pays them monthly. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.


The Global High Income, Government, High Yield Corporate Bond, Diversified Income, and Tax Free Bond Funds declare and pay dividends monthly. The other Funds declare and pay any dividends quarterly.

Dividends are normally paid on the first business day of each month after a dividend is declared.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.


How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.
---------------------------

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.
4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.
6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.
7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.
If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.


UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by an Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Equity Funds, Blended Funds and/or International Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution.

Since many of the stocks in which the Equity Funds and/or Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. It is also not expected that any portion of the distributions by the Income Funds will qualify for the 15% rate. For corporate shareholders, a portion of the dividends received from the Equity Funds and Blended Funds may qualify for the corporate dividends received deduction.

The Tax Free Bond Fund may earn taxable income. In addition, dividends earned from tax-exempt securities may be subject to state and local taxes. Any gains from sales of shares of this Fund will generally be taxable.

MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated

                                                               SHAREHOLDER GUIDE

as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

"Tax-Free" Rarely Means "Totally Tax-Free"

- Tax Free Bond Fund (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

- Tax-exempt dividends may still be subject to state and local taxes.

- Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

- If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

- Some tax-exempt income may be subject to the alternative minimum tax.

- Capital gains declared in a tax-free Fund are not tax free.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of Trustees of the Trust oversees the actions of the Manager, the Subadvisors and Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business of the Trust.

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Ave., New York, NY 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.

The Manager has delegated its portfolio management responsibilities for certain Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the Board of Trustees and all the operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2006, the Trust, on behalf of each Fund, paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each Fund as follows:

                                                                    RATE PAID FOR THE
                                                                      PERIOD ENDED
                                                                    OCTOBER 31, 2006
  Capital Appreciation Fund                                               0.58%

  Common Stock Fund                                                       0.40%



  Convertible Fund                                                        0.53%

  Diversified Income Fund                                                 0.44%



  Global High Income Fund                                                 0.68%

  Government Fund                                                         0.31%



  High Yield Corporate Bond Fund                                          0.56%

  International Equity Fund                                               0.83%



  Large Cap Growth Fund                                                   0.55%

  MAP Fund                                                                0.75%



  Mid Cap Growth Fund                                                     0.70%

  Mid Cap Value Fund                                                      0.61%



  Money Market Fund                                                       0.25%

  Small Cap Growth Fund                                                   0.56%



  Small Cap Value Fund                                                    0.60%

  Tax Free Bond Fund                                                      0.41%



  Total Return Fund                                                       0.49%

  Value Fund                                                              0.50%

For information regarding the basis for the Board of Trustees' approval of the investment advisory contract and subadvisory contracts, please refer to each Fund's annual report to shareholders for the fiscal year ended October 31, 2006.

Each Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors, except to the extent expressly provided in the Management Agreement between the Manager and the Trust, on behalf of the Funds.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is to be compensated by NYLIM.

WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

NYLIM is responsible for the day-to-day portfolio management of the Common Stock Fund. Under the supervision of the Manager, the following Subadvisors are responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the remaining Funds. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future sub-advisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on the Order.

The fees paid to each subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund. The shareholders of each Fund have approved the manager-of-managers relationship.

The Manager and the Trust have retained each registered investment adviser listed below as the subadvisor of the individual Fund specified.

MACKAY SHIELDS LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, New York 10019, is the Subadvisor to each Fund in this Prospectus except the Common Stock, Large Cap Growth, and MAP Funds. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2006, MacKay Shields managed approximately $40 billion in assets.

INSTITUTIONAL CAPITAL LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400 Chicago, Illinois 60606 serves as a Subadvisor to the MAP Fund. ICAP has been an investment adviser since 1970. As of December 31, 2006, ICAP managed over $18.2 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

MARKSTON INTERNATIONAL LLC ("Markston International"), 50 Main Street, White Plains, New York 10606, is a Subadvisor to the MAP Fund. As of December 31, 2006, Markston managed approximately $1.1 billion in assets.

WINSLOW CAPITAL MANAGEMENT, INC. ("Winslow Capital") 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Subadvisor to the Large Cap Growth Fund. Winslow Capital has been an investment adviser since 1992, and as of December 31, 2006 managed approximately $1.7 billion in assets.

PORTFOLIO MANAGERS:

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

CAPITAL APPRECIATION FUND--Edmund C. Spelman

COMMON STOCK FUND--Harvey Fram and Migene Kim

CONVERTIBLE FUND--Edward Silverstein and Edmund C. Spelman

DIVERSIFIED INCOME FUND--Joseph Portera and J. Matthew Philo

GLOBAL HIGH INCOME FUND--Joseph Portera, Gary Goodenough and Jeffrey H. Saxon

GOVERNMENT FUND--Joseph Portera and Gary Goodenough

HIGH YIELD CORPORATE BOND FUND--J. Matthew Philo

INTERNATIONAL EQUITY FUND--Rupal J. Bhansali

LARGE CAP GROWTH FUND--Clark J. Winslow, Justin H. Kelly and R. Bart Wear

MAP FUND--Michael Mullarkey, Roger Lob and Christopher Mullarkey from Markston; and Robert H. Lyon and Jerrold K. Senser from ICAP

MID CAP GROWTH FUND--Edmund C. Spelman

MID CAP VALUE FUND--Mark T. Spellman and Richard A. Rosen

MONEY MARKET FUND--Claude Athaide and Gary Goodenough

SMALL CAP GROWTH FUND--Edmund C. Spelman

SMALL CAP VALUE FUND--Mark T. Spellman

TAX FREE BOND FUND--John Fitzgerald and Laurie Walters

TOTAL RETURN FUND--Edmund C. Spelman, Richard A. Rosen, Gary Goodenough and Joseph Portera

VALUE FUND--Richard A. Rosen

PORTFOLIO MANAGER BIOGRAPHIES:

The following section provides biographical information about each of the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE PH.D., CFA Mr. Athaide became a manager of the Money Market Fund in July 2000. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has over nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.

RUPAL J. BHANSALI Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. She assumed responsibilities as Portfolio Manager for the International Equity Fund in 2001. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.

JOHN FITZGERALD, CFA Mr. Fitzgerald became a manager of the Tax Free Bond Fund in July 2000. Mr. Fitzgerald is a Director at MacKay Shields. Prior to joining MacKay Shields in 2000, Mr. Fitzgerald was a Vice President and Senior Portfolio Manager with Citigroup Asset Management where he managed tax-exempt fixed income accounts for institutions and high net-worth individuals from August 1999 to May 2000. With more than ten years investment experience, Mr. Fitzgerald was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice President at TCW Insurance Advisors. Mr. Fitzgerald holds a BS from Fordham University, an MBA from New York University and is a Chartered Financial Analyst.

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Common Stock Fund. Mr. Fram is currently a Director at NYLIM. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH Mr. Goodenough became a manager of the Government Fund and Total Return Fund in 2000, the Global High Income Fund in 2003 and the Money Market Fund in 2006. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

JUSTIN H. KELLY, CFA. Mr. Kelly is a Managing Director and portfolio manager of Winslow Capital with responsibility for large cap growth stocks. Previously, Mr. Kelly was a Vice President and co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.

MIGENE KIM, CFA Ms. Kim is has been part of the management team for the Common Stock Fund since 2007. Prior to joining NYLIM in 2005, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.

ROGER LOB Mr. Lob has an MBA from Columbia Business School, is a Member of Markston International and has been a portfolio manager for the MAP Fund, or its predecessors, since 1987.

ROBERT H. LYON Mr. Lyon, chief executive officer and chief investment officer, joined ICAP in 1976 as a securities analyst. He has been a portfolio manager of the MAP Fund since 2006. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

CHRISTOPHER MULLARKEY Mr. Mullarkey has an MBA from Stern School of Business at New York University, is a Member of Markston International, has over fourteen years of experience in the investment business and has been a portfolio manager for the MAP Fund since 2002.

MICHAEL J. MULLARKEY Mr. Mullarkey has an MBA from Harvard Business School, is Managing Member of Markston International and has been a portfolio manager of the MAP Fund, or its predecessors, since 1981.

J. MATTHEW PHILO, CFA Mr. Philo has managed the High Yield Corporate Bond Fund since 2001 and the Diversified Income Fund since 2006. Mr. Philo, a Senior Managing Director of MacKay Shields, is Co-head of Fixed Income since 2006 and has managed institutional accounts for MacKay Shields since September 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.

JOSEPH PORTERA Mr. Portera has managed the Diversified Income and Global High Income Funds since inception, the Government Fund since July 2000 and Total Return Fund since 2006. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in foreign and domestic bonds. Mr. Portera originally joined MacKay Shields in 1991.

RICHARD A. ROSEN, CFA Mr. Rosen has managed the Value and Mid Cap Value Funds since 1999 and the Total Return Fund since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and Head of the Value Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JEFFREY H. SAXON Mr. Saxon has managed the Global High Income Fund since 1999. He joined the Fixed Income Division of MacKay Shields in 1999 as a Research Analyst/Associate. He was formerly with Goldman, Sachs & Co. for eight years as a Vice President and previously as an Associate. Prior to that, he was a CMO Analyst at The First Boston Corporation. Mr. Saxon graduated from George Washington University with a BS in International Finance. He has been in the financial services industry since 1986.

JERROLD K. SENSER Mr. Senser, CFA, is co-chief investment officer and a member of the senior investment committee of ICAP. He has been a portfolio manager of the MAP Fund since 2006. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

EDWARD SILVERSTEIN, CFA Mr. Silverstein has managed the Convertible Fund since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Managing Director at MacKay Shields. Prior to joining MacKay Shields, Mr. Silverstein was a Portfolio Manager at The Bank of New York from 1995 to 1998.

MARK T. SPELLMAN Mr. Spellman has been a portfolio manager of the Mid Cap Value Fund since October 2005 and the Small Cap Value Fund since January 2007. Mr. Spellman joined MacKay Shields in 1996; he is currently a Managing Director and a senior member of the Value Equity Division. Prior to joining MacKay Shields, Mr. Spellman was a research analyst at Deutsche Morgan Grenfell/C.J. Lawrence and a portfolio manager with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. Mr. Spellman has 18 years of investment management experience.

EDMUND C. SPELMAN Mr. Spelman has managed the Capital Appreciation and Total Return Funds since 1991, the Convertible Fund since 1999, the Small Cap Growth and Mid Cap Growth Funds since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

LAURIE WALTERS, CFA Ms. Walters became a manager of the Tax Free Bond Fund in July 2000. Ms. Walters joined MacKay Shields in 1997 and became an Associate Director in 2001 and is currently a Director. Prior to joining MacKay Shields, Ms. Walters was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 14 years of investment management and research experience.

R. BART WEAR, CFA Mr. Wear is a Managing Director and portfolio manager of Winslow Capital and has been with the firm since 1997. He previously was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior to that, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is also a Chartered Financial Analyst.

CLARK J. WINSLOW Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital since 1992. Mr. Winslow has 40 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information for all Funds except the Large Cap Growth Fund for the years ended October 31, 2006, 2005 and 2004, has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. For all prior periods ended on or before October 31, 2003, the information provided was audited by another auditor.

With respect to Large Cap Growth Fund, from July 1, 1995 until March 31, 2005, the Fund operated as the FMI Winslow Growth Fund ("Winslow Fund"). Upon the completion of the reorganization of the Winslow Fund with and into the Fund on March 31, 2005, the Class A shares of the Fund assumed the performance, financial and other historical information of the Winslow Fund. The information for the periods presented through June 30, 2005 has been audited by the Winslow Fund's previous independent registered public accounting firm. Information for the fiscal periods ended October 31, 2006, October 31, 2005 and June 30, 2005, has been audited by KPMG LLP, whose report, along with the Large Cap Growth Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

FINANCIAL HIGHLIGHTS

CAPITAL APPRECIATION FUND

                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                                                                          January 1,
                                                                                             2003*               Year ended
                                                     Year ended October 31,                 through             December 31,
                                             ---------------------------------------      October 31,      ----------------------
                                               2006             2005          2004           2003            2002          2001
                                             --------         --------      --------      -----------      --------      --------
  Net asset value at beginning of period...  $  30.08         $  27.12      $  27.24       $  22.49        $  32.86      $  43.46
                                             --------         --------      --------       --------        --------      --------
  Net investment loss (a)..................     (0.20)           (0.12)(b)     (0.13)         (0.09)          (0.13)        (0.15)
  Net realized and unrealized gain (loss)
   on investments..........................      2.67(e)          3.08          0.01           4.84          (10.24)       (10.22)
                                             --------         --------      --------       --------        --------      --------
  Total from investment operations.........      2.47             2.96         (0.12)          4.75          (10.37)       (10.37)
                                             --------         --------      --------       --------        --------      --------
  Less distributions:
   From net realized gain on investments...        --               --            --             --              --         (0.23)
                                             --------         --------      --------       --------        --------      --------
  Net asset value at end of period.........  $  32.55         $  30.08      $  27.12       $  27.24        $  22.49      $  32.86
                                             ========         ========      ========       ========        ========      ========
  Total investment return (c)..............      8.21%(d)(e)     10.91%        (0.44%)        21.12%(f)      (31.56%)      (23.85%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss...................     (0.63%)          (0.41%)(b)    (0.48%)        (0.45%)+        (0.48%)       (0.41%)
     Net expenses..........................      1.30%            1.27%         1.25%          1.30%+          1.28%         1.29%
     Expenses (before reimbursement).......      1.31%(d)         1.27%         1.25%          1.30%+          1.23%         1.10%
  Portfolio turnover rate..................        23%              27%           28%            19%             69%           44%
  Net assets at end of period (in 000's)...  $701,374         $220,611      $268,199       $335,484        $277,526      $442,526

                                                                                        Class C
                                                      ---------------------------------------------------------------------------
                                                                                             January 1,
                                                                                                2003*             Year ended
                                                           Year ended October 31,              through           December 31,
                                                      ---------------------------------      October 31,      -------------------
                                                       2006           2005        2004          2003           2002        2001
                                                      ------         ------      ------      -----------      ------      -------
  Net asset value at beginning of period............  $27.56         $25.03      $25.33        $ 21.05        $31.00      $ 41.35
                                                      ------         ------      ------        -------        ------      -------
  Net investment loss (a)...........................   (0.39)         (0.31)(b)   (0.32)         (0.23)        (0.32)       (0.39)
  Net realized and unrealized gain (loss) on
   investments......................................    2.43(e)        2.84        0.02           4.51         (9.63)       (9.73)
                                                      ------         ------      ------        -------        ------      -------
  Total from investment operations..................    2.04           2.53       (0.30)          4.28         (9.95)      (10.12)
                                                      ------         ------      ------        -------        ------      -------
  Less distributions:
   From net realized gain on investments............      --             --          --             --            --        (0.23)
                                                      ------         ------      ------        -------        ------      -------
  Net asset value at end of period..................  $29.60         $27.56      $25.03        $ 25.33        $21.05      $ 31.00
                                                      ======         ======      ======        =======        ======      =======
  Total investment return (c).......................    7.40%(d)(e)   10.11%      (1.18%)        20.33%(f)    (32.10%)     (24.46%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss............................   (1.35%)        (1.16%)(b)  (1.23%)        (1.20%)+      (1.23%)      (1.16%)
     Net expenses...................................    2.05%          2.02%       2.00%          2.05%+        2.03%        2.04%
     Expenses (before reimbursement)................    2.06%(d)       2.02%       2.00%          2.05%+        1.98%        1.85%
  Portfolio turnover rate...........................      23%            27%         28%            19%           69%          44%
  Net assets at end of period (in 000's)............  $5,953         $7,120      $8,694        $10,475        $9,819      $18,162

-------

 *   The Fund has changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Class
     I Shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundred of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager
     reimbursement of such losses were $0.08 per share on net
     realized gains on investments; and the effect on total
     investment return was 0.27% for Class A and Class I and
     0.26% for Class B and Class C, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                       CAPITAL APPRECIATION FUND

                                             Class B
  ----------------------------------------------------------------------------------------------
                                                     January 1,
                                                        2003*                 Year ended
               Year ended October 31,                  through               December 31,
      -----------------------------------------      October 31,      --------------------------
        2006             2005           2004            2003             2002            2001
      --------         --------      ----------      -----------      ----------      ----------
      $  27.56         $  25.03      $    25.33      $    21.05       $    30.99      $    41.34
      --------         --------      ----------      ----------       ----------      ----------
         (0.38)           (0.31)(b)       (0.32)          (0.23)           (0.32)          (0.39)
          2.42(e)          2.84            0.02            4.51            (9.62)          (9.73)
      --------         --------      ----------      ----------       ----------      ----------
          2.04             2.53           (0.30)           4.28            (9.94)         (10.12)
      --------         --------      ----------      ----------       ----------      ----------
            --               --              --              --               --           (0.23)
      --------         --------      ----------      ----------       ----------      ----------
      $  29.60         $  27.56      $    25.03      $    25.33       $    21.05      $    30.99
      ========         ========      ==========      ==========       ==========      ==========
          7.40%(d)(e)     10.11%          (1.18%)         20.33%(f)       (32.07%)        (24.47%)
         (1.31%)          (1.16%)(b)      (1.23%)         (1.20%)+         (1.23%)         (1.16%)
          2.05%            2.02%           2.00%           2.05%+           2.03%           2.04%
          2.06%(d)         2.02%           2.00%           2.05%+           1.98%           1.85%
            23%              27%             28%             19%              69%             44%
      $394,077         $991,328      $1,134,299      $1,300,835       $1,165,260      $2,004,638

                  Class I
  ---------------------------------------
                              January 2,
          Year ended            2004**
         October 31,            through
      ------------------      October 31,
       2006        2005          2004
      ------      ------      -----------
      $30.21      $27.15        $28.48
      ------      ------        ------
        0.14       (0.06)(b)     (0.11)
        2.53(e)     3.12         (1.22)
      ------      ------        ------
        2.67        3.06         (1.33)
      ------      ------        ------
          --          --            --
      ------      ------        ------
      $32.88      $30.21        $27.15
      ======      ======        ======
        8.84%(d)(e)  11.27%      (4.67%)(f)
        0.44%      (0.18%)(b)    (0.11%)+
        0.60%       1.04%         0.88%+
        0.61%(d)    1.04%         0.88%+
          23%         27%           28%
      $    1      $    1        $    1

FINANCIAL HIGHLIGHTS

COMMON STOCK FUND

                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                          Year ended October 31,              through            December 31,
                                                     ---------------------------------      October 31,      --------------------
                                                      2006         2005         2004           2003           2002         2001
                                                     -------      -------      -------      -----------      -------      -------
  Net asset value at beginning of period...........  $ 12.62      $ 11.41      $ 10.69        $  9.02        $ 12.12      $ 14.74
                                                     -------      -------      -------        -------        -------      -------
  Net investment income (loss) (a).................     0.09         0.08(b)     (0.01)         (0.01)         (0.02)       (0.05)
  Net realized and unrealized gain (loss) on
   investments.....................................     1.97         1.13         0.73           1.68          (3.08)       (2.57)
                                                     -------      -------      -------        -------        -------      -------
  Total from investment operations.................     2.06         1.21         0.72           1.67          (3.10)       (2.62)
                                                     -------      -------      -------        -------        -------      -------
  Less dividends:
   From net investment income......................    (0.02)          --           --             --             --           --
                                                     -------      -------      -------        -------        -------      -------
  Net asset value at end of period.................  $ 14.66      $ 12.62      $ 11.41        $ 10.69        $  9.02      $ 12.12
                                                     =======      =======      =======        =======        =======      =======
  Total investment return (c)                          16.43%       10.60%        6.74%         18.51%(d)     (25.58%)     (17.77%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..................     0.63%        0.67%(b)    (0.05%)        (0.06%)+       (0.24%)      (0.42%)
     Net expenses..................................     1.30%        1.38%        1.65%          1.65% +        1.65%        1.58%
     Expenses (before waiver)......................     1.60%        1.72%        1.77%          1.86% +        1.75%        1.58%
  Portfolio turnover rate..........................      144%         105%         136%            71%           130%          95%
  Net assets at end of period (in 000's)...........  $38,940      $35,886      $34,957        $38,313        $28,639      $31,389

                                                                                         Class C
                                                        -------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                            Year ended October 31,            through            December 31,
                                                        ------------------------------      October 31,      --------------------
                                                         2006        2005        2004          2003           2002         2001
                                                        ------      ------      ------      -----------      -------      -------
  Net asset value at beginning of period..............  $11.94      $10.87      $10.25        $ 8.71         $ 11.79      $ 14.45
                                                        ------      ------      ------        ------         -------      -------
  Net investment income (loss) (a)....................   (0.01)      (0.01)(b)   (0.09)        (0.06)          (0.10)       (0.15)
  Net realized and unrealized gain (loss) on
   investments........................................    1.86        1.08        0.71          1.60           (2.98)       (2.51)
                                                        ------      ------      ------        ------         -------      -------
  Total from investment operations....................    1.85        1.07        0.62          1.54           (3.08)       (2.66)
                                                        ------      ------      ------        ------         -------      -------
  Less dividends:
   From net investment income.........................      --          --          --            --              --           --
                                                        ------      ------      ------        ------         -------      -------
  Net asset value at end of period....................  $13.79      $11.94      $10.87        $10.25         $  8.71      $ 11.79
                                                        ======      ======      ======        ======         =======      =======
  Total investment return (c).........................   15.49%       9.84%       6.05%        17.68%(d)      (26.12%)     (18.41%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss).....................   (0.09%)     (0.08%)(b)  (0.80%)       (0.81%)+        (0.99%)      (1.17%)
     Net expenses.....................................    2.05%       2.13%       2.40%         2.40% +         2.40%        2.33%
     Expenses (before waiver).........................    2.35%       2.47%       2.52%         2.61% +         2.50%        2.33%
  Portfolio turnover rate.............................     144%        105%        136%           71%            130%          95%
  Net assets at end of period (in 000's)..............  $3,254      $3,045      $2,926        $2,429         $ 1,724      $ 1,683

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and
     Class C, respectively as a result of a special one time
     dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                               COMMON STOCK FUND

                                          Class B
      -------------------------------------------------------------------------------
                                                January 1,
                                                   2003*              Year ended
             Year ended October 31,               through            December 31,
      ------------------------------------      October 31,      --------------------
       2006            2005         2004           2003           2002         2001
      -------         -------      -------      -----------      -------      -------
      $ 11.94         $ 10.87      $ 10.26        $  8.71        $ 11.79      $ 14.45
      -------         -------      -------        -------        -------      -------
        (0.01)          (0.01)(b)    (0.09)         (0.06)         (0.10)       (0.15)
         1.87            1.08         0.70           1.61          (2.98)       (2.51)
      -------         -------      -------        -------        -------      -------
         1.86            1.07         0.61           1.55          (3.08)       (2.66)
      -------         -------      -------        -------        -------      -------
           --              --           --             --             --           --
      -------         -------      -------        -------        -------      -------
      $ 13.80         $ 11.94      $ 10.87        $ 10.26        $  8.71      $ 11.79
      =======         =======      =======        =======        =======      =======
        15.58%           9.84%        5.95%         17.80%(d)     (26.12%)     (18.41%)
        (0.05%)         (0.08%)(b)   (0.80%)        (0.81%)+       (0.99%)      (1.17%)
         2.05%           2.13%        2.40%          2.40% +        2.40%        2.33%
         2.35%           2.47%        2.52%          2.61% +        2.50%        2.33%
          144%            105%         136%            71%           130%          95%
      $39,024         $50,815      $53,640        $53,946        $48,434      $73,048

                    Class I
      -----------------------------------
                             December 28,
                                2004**
      Year ended               through
      October 31,            October 31,
         2006                    2005
      -----------            ------------
       $  12.68                $ 12.25
       --------                -------
           0.17                   0.10
           1.99                   0.33
       --------                -------
           2.16                   0.43
       --------                -------
          (0.11)                    --
       --------                -------
       $  14.73                $ 12.68
       ========                =======
          17.19%                  3.51%(d)
           1.24%                  0.94%+
           0.66%                  0.76%+
           0.96%                  1.10%+
            144%                   105%
       $133,818                $69,177

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND

                                                                                       Class A
                                                    -----------------------------------------------------------------------------
                                                                       July 1,
                                                       Year             2005*
                                                       ended           through                    Year ended June 30,
                                                    October 31,      October 31,      -------------------------------------------
                                                       2006             2005           2005         2004        2003        2002
                                                    -----------      -----------      -------      ------      ------      ------
  Net asset value at beginning of period..........   $   5.31          $  5.06        $  4.69      $ 3.96      $ 3.92      $ 5.07
                                                     --------          -------        -------      ------      ------      ------
   Net investment loss (a)........................      (0.03)           (0.01)         (0.03)      (0.03)      (0.03)      (0.03)
   Net realized and unrealized gain (loss) on
     investments..................................       0.56             0.26           0.40        0.76        0.07       (1.12)
                                                     --------          -------        -------      ------      ------      ------
  Total from investment operations................       0.53             0.25           0.37        0.73        0.04       (1.15)
                                                     --------          -------        -------      ------      ------      ------
  Less distributions:
   From net realized gain on investments..........      (0.00)(b)           --             --          --          --          --
                                                     --------          -------        -------      ------      ------      ------
  Net asset value at end of period................   $   5.84          $  5.31        $  5.06      $ 4.69      $ 3.96      $ 3.92
                                                     ========          =======        =======      ======      ======      ======
  Total investment return (c).....................      10.04%            4.94%(d)       7.89%      18.43%       1.02%     (22.53%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss..........................      (0.53%)          (0.77%)+       (0.29%)     (0.77%)     (0.74%)     (0.73%)
     Net expenses.................................       1.40%            1.40%+         1.35%       1.30%       1.30%       1.30%
     Expenses (before waiver).....................       1.63%            1.77%+         3.01%       2.78%       3.17%       2.71%
  Portfolio turnover rate.........................         92%              29%            27%         94%        108%         71%
  Net assets at end of period (in 000's)..........   $200,500          $71,859        $67,000      $4,926      $3,972      $4,144

                                                        Class I                                         Class R1
                                       ------------------------------------------      ------------------------------------------
                                                          July 1,        April 1,                         July 1,        April 1,
                                                           2005*          2005**                           2005*          2005**
                                       Year ended         through        through       Year ended         through        through
                                       October 31,      October 31,      June 30,      October 31,      October 31,      June 30,
                                          2006             2005            2005           2006             2005            2005
                                       -----------      -----------      --------      -----------      -----------      --------
  Net asset value at beginning of
   period............................   $   5.33          $  5.07        $  4.83         $ 5.31            $5.06          $ 4.83
                                        --------          -------        -------         ------            -----          ------
   Net investment income (loss)
     (a).............................       0.01             0.00(b)       (0.01)          0.00(b)          0.00(b)        (0.03)
   Net realized and unrealized gain
     on investments..................       0.55             0.26           0.25           0.56             0.25            0.26
                                        --------          -------        -------         ------            -----          ------
  Total from investment operations...       0.56             0.26           0.24           0.56             0.25            0.23
                                        --------          -------        -------         ------            -----          ------
  Less distributions:
   From net realized gain on
     investments.....................      (0.00)(b)           --             --          (0.00)(b)           --              --
                                        --------          -------        -------         ------            -----          ------
  Net asset value at end of period...   $   5.89          $  5.33        $  5.07         $ 5.87            $5.31          $ 5.06
                                        ========          =======        =======         ======            =====          ======
  Total investment return (c)........      10.56%            5.13%(d)       4.97%(d)      10.60%            4.94%(d)        4.76%(d)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)....       0.11%            0.06%+        (0.28%)+        0.03%            0.10%+         (0.38%)+
     Net expenses....................       0.75%            0.60%+         1.02%+         0.85%            0.70%+          1.12%+
     Expenses (before waiver)........       0.98%            0.97%+         3.11%+         1.08%            1.07%+          3.21%+
  Portfolio turnover rate............         92%              29%            27%            92%              29%             27%
  Net assets at end of period (in
   000's)............................   $259,588          $93,694        $14,349         $3,163            $   2          $    2

-------

 *   The Fund changed its fiscal year end from June 30 to October
     31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
     Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                           LARGE CAP GROWTH FUND

                    Class B                                Class C
      ------------------------------------   ------------------------------------
                      July 1,     April 1,                   July 1,     April 1,
                       2005*       2005**                     2005*       2005**
      Year ended      through     through    Year ended      through     through
      October 31,   October 31,   June 30,   October 31,   October 31,   June 30,
         2006          2005         2005        2006          2005         2005
      -----------   -----------   --------   -----------   -----------   --------
       $   5.29      $   5.06     $   4.83     $  5.29       $ 5.05       $ 4.83
       --------      --------     --------     -------       ------       ------
          (0.07)        (0.03)       (0.00)(b)     (0.07)     (0.03)       (0.01)
           0.55          0.26         0.23        0.55         0.27         0.23
       --------      --------     --------     -------       ------       ------
           0.48          0.23         0.23        0.48         0.24         0.22
       --------      --------     --------     -------       ------       ------
          (0.00)(b)        --           --       (0.00)(b)       --           --
       --------      --------     --------     -------       ------       ------
       $   5.77      $   5.29     $   5.06     $  5.77       $ 5.29       $ 5.05
       ========      ========     ========     =======       ======       ======
           9.13%         4.55%(d)     4.76%(d)      9.13%      4.75%(d)     4.55%(d)
          (1.29%)       (1.52%)+     (1.41%)+     (1.29%)     (1.52%)+     (1.41%)+
           2.15%         2.15%+       2.15%+      2.15%        2.15% +      2.15%+
           2.38%         2.52%+       4.24%+      2.38%        2.52% +      4.24%+
             92%           29%          27%         92%          29%          27%
       $133,330      $169,703     $168,063     $18,171       $8,024       $7,190

                    Class R2                  Class R3
      ------------------------------------   -----------
                      July 1,     April 1,    April 28,
                       2005*       2005**      2006**
      Year ended      through     through      through
      October 31,   October 31,   June 30,   October 31,
         2006          2005         2005        2006
      -----------   -----------   --------   -----------
        $ 5.30        $ 5.05       $ 4.83      $ 5.74
        ------        ------       ------      ------
         (0.01)        (0.01)       (0.03)      (0.01)
          0.55          0.26         0.25        0.10
        ------        ------       ------      ------
          0.54          0.25         0.22        0.09
        ------        ------       ------      ------
         (0.00)(b)        --           --          --
        $ 5.84        $ 5.30       $ 5.05      $ 5.83
        ======        ======       ======      ======
         10.25%         4.95%(d)     4.55%(d)     1.57%(d)
         (0.24%)       (0.51%)+     (0.63%)+    (0.47%)+
          1.10%         0.95% +      1.37%+      1.37% +
          1.33%         1.32% +      3.46%+      1.63% +
            92%           29%          27%         92%
        $    9        $    2       $    2      $   10

FINANCIAL HIGHLIGHTS

MAP FUND

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                                                          January 1,
                                                                                             2003*               Year ended
                                                       Year ended October 31,               through             December 31,
                                                ------------------------------------      October 31,      ----------------------
                                                  2006          2005          2004           2003            2002          2001
                                                --------      --------      --------      -----------      --------      --------
  Net asset value at beginning of period......  $  35.03      $  32.08      $  28.04       $  21.95        $  27.66      $  27.25
                                                --------      --------      --------       --------        --------      --------
  Net investment income (loss)................      0.11(a)       0.10(a)(b)    (0.01)(a)     (0.04)           0.15          0.03
  Net realized and unrealized gain (loss) on
   investments................................      5.54          4.16          4.05           6.13           (5.69)         0.55
                                                --------      --------      --------       --------        --------      --------
  Total from investment operations............      5.65          4.26          4.04           6.09           (5.54)         0.58
                                                --------      --------      --------       --------        --------      --------
  Less dividends and distributions:
   From net investment income.................        --            --            --             --           (0.11)        (0.03)
   From net realized gain on investments......     (2.13)        (1.31)           --             --           (0.06)        (0.14)
                                                --------      --------      --------       --------        --------      --------
  Total dividends and distributions...........     (2.13)        (1.31)           --             --           (0.17)        (0.17)
                                                --------      --------      --------       --------        --------      --------
  Net asset value at end of period............  $  38.55      $  35.03      $  32.08       $  28.04        $  21.95      $  27.66
                                                ========      ========      ========       ========        ========      ========
  Total investment return (c).................     16.80%        13.51%        14.41%         27.74%(d)      (20.04%)        2.11%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss).............      0.28%         0.29%(b)     (0.05%)        (0.17%)+         0.63%         0.37%
     Net expenses.............................      1.35%         1.35%         1.35%          1.35%+          1.33%         1.25%
     Expenses (before recoupment/waiver)......      1.33%         1.37%         1.38%          1.45%+          1.44%         1.43%
  Portfolio turnover rate.....................       100%           56%           64%            61%             77%           19%
  Net assets at end of period (in 000's)......  $524,523      $358,214      $268,513       $176,932        $123,461      $103,402

                                                                                     Class I
                                                 --------------------------------------------------------------------------------
                                                                                           January 1,
                                                                                              2003*              Year ended
                                                        Year ended October 31,               through            December 31,
                                                 ------------------------------------      October 31,      ---------------------
                                                   2006          2005          2004           2003            2002         2001
                                                 --------      --------      --------      -----------      --------      -------
  Net asset value at beginning of period.......  $  35.50      $  32.37      $  28.19       $  22.03        $  27.75      $ 27.31
                                                 --------      --------      --------       --------        --------      -------
  Net investment income (loss).................      0.23(a)       0.24(a)(b)     0.09(a)       0.00(a)(e)      0.19         0.07
  Net realized and unrealized gain (loss) on
   investments.................................      5.62          4.20          4.09           6.16           (5.69)        0.58
                                                 --------      --------      --------       --------        --------      -------
  Total from investment operations.............      5.85          4.44          4.18           6.16           (5.50)        0.65
                                                 --------      --------      --------       --------        --------      -------
  Less dividends and distributions:
   From net investment income..................     (0.07)           --            --             --           (0.16)       (0.07)
   From net realized gain on investments.......     (2.13)        (1.31)           --             --           (0.06)       (0.14)
                                                 --------      --------      --------       --------        --------      -------
  Total dividends and distributions............     (2.20)        (1.31)           --             --           (0.22)       (0.21)
                                                 --------      --------      --------       --------        --------      -------
  Net asset value at end of period.............  $  39.15      $  35.50      $  32.37       $  28.19        $  22.03      $ 27.75
                                                 ========      ========      ========       ========        ========      =======
  Total investment return (c)..................     17.21%        13.96%        14.83%         27.96%(d)      (19.81%)       2.36%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..............      0.61%         0.69%(b)      0.31%          0.08%+          0.88%        0.62%
     Net expenses..............................      1.03%         0.95%         0.99%          1.10%+          1.08%        1.00%
     Expenses (before recoupment/waiver).......      1.01%         0.97%         1.02%          1.20%+          1.19%        1.18%
  Portfolio turnover rate......................       100%           56%           64%            61%             77%          19%
  Net assets at end of period (in 000's).......  $358,423      $320,099      $274,975       $183,283        $115,186      $96,726

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%,
     respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges.
     Classes I, R1 and R2 are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                                        MAP FUND

                                          Class B
  ---------------------------------------------------------------------------------------
                                                   January 1,
                                                      2003*              Year ended
              Year ended October 31,                 through            December 31,
      ---------------------------------------      October 31,      ---------------------
        2006          2005             2004           2003            2002         2001
      --------      --------         --------      -----------      --------     --------
      $  33.50      $  30.96         $  27.26       $  21.47        $  27.13     $  26.92
      --------      --------         --------       --------        --------     --------
         (0.15)(a)     (0.15)(a)(b)     (0.24)(a)      (0.16)          (0.03)       (0.06)
          5.27          4.00             3.94           5.95           (5.57)        0.41
      --------      --------         --------       --------        --------     --------
          5.12          3.85             3.70           5.79           (5.60)        0.35
      --------      --------         --------       --------        --------     --------
            --            --               --             --              --           --
         (2.13)        (1.31)              --             --           (0.06)       (0.14)
      --------      --------         --------       --------        --------     --------
         (2.13)        (1.31)              --             --           (0.06)       (0.14)
      --------      --------         --------       --------        --------     --------
      $  36.49      $  33.50         $  30.96       $  27.26        $  21.47     $  27.13
      ========      ========         ========       ========        ========     ========
         15.94%        12.64%           13.57%         26.97%(d)      (20.63%)       1.29%
         (0.45%)       (0.46%)(b)       (0.80%)        (0.92%)+        (0.12%)      (0.38%)
          2.10%         2.10%            2.10%          2.10%+          2.08%        2.00%
          2.08%         2.12%            2.13%          2.20%+          2.19%        2.18%
           100%           56%              64%            61%             77%          19%
      $354,543      $387,772         $313,765       $220,932        $153,581     $134,883

                                            Class C
  ---  ---------------------------------------------------------------------------------
                                                    January 1,
                                                       2003*             Year ended
               Year ended October 31,                 through           December 31,
       ---------------------------------------      October 31,      -------------------
         2006          2005             2004           2003           2002        2001
       --------      --------         --------      -----------      -------     -------
       $  33.50      $  30.96         $  27.26        $ 21.47        $ 27.13     $ 26.92
       --------      --------         --------        -------        -------     -------
          (0.16)(a)     (0.15)(a)(b)     (0.24)(a)      (0.16)         (0.03)      (0.06)
           5.28          4.00             3.94           5.95          (5.57)       0.41
       --------      --------         --------        -------        -------     -------
           5.12          3.85             3.70           5.79          (5.60)       0.35
       --------      --------         --------        -------        -------     -------
             --            --               --             --             --          --
          (2.13)        (1.31)              --             --          (0.06)      (0.14)
       --------      --------         --------        -------        -------     -------
          (2.13)        (1.31)              --             --          (0.06)      (0.14)
       --------      --------         --------        -------        -------     -------
       $  36.49      $  33.50         $  30.96        $ 27.26        $ 21.47     $ 27.13
       ========      ========         ========        =======        =======     =======
          15.94%        12.64%           13.57%         26.97%(d)     (20.63%)      1.29%
          (0.46%)       (0.46%)(b)       (0.80%)        (0.92%)+       (0.12%)     (0.38%)
           2.10%         2.10%            2.10%          2.10%+         2.08%       2.00%
           2.08%         2.12%            2.13%          2.20%+         2.19%       2.18%
            100%           56%              64%            61%            77%         19%
       $245,458      $181,398         $138,044        $95,004        $69,077     $51,234

                      Class R1                                   Class R2                     Class R3
      ----------------------------------------      -----------------------------------      -----------
                                   January 2,                               January 2,        April 28,
            Year ended               2004**             Year ended            2004**           2006**
            October 31,              through           October 31,            through          through
      -----------------------      October 31,      ------------------      October 31,      October 31,
       2006            2005           2004           2006        2005          2004             2006
      -------         -------      -----------      ------      ------      -----------      -----------
      $ 35.19         $ 32.13        $30.38         $35.03      $32.07        $30.38           $37.46
      -------         -------        ------         ------      ------        ------           ------
         0.19(a)         0.16(a)(b)     0.05(a)       0.07(a)     0.07(a)(b)    (0.01)(a)       (0.02)(a)
         5.57            4.21          1.70           5.57        4.20          1.70             1.05
      -------         -------        ------         ------      ------        ------           ------
         5.76            4.37          1.75           5.64        4.27          1.69             1.03
      -------         -------        ------         ------      ------        ------           ------
        (0.04)             --            --             --          --            --
        (2.13)          (1.31)           --          (2.13)      (1.31)           --               --
      -------         -------        ------         ------      ------        ------           ------
        (2.17)          (1.31)           --          (2.13)      (1.31)           --               --
      -------         -------        ------         ------      ------        ------           ------
      $ 38.78         $ 35.19        $32.13         $38.54      $35.03        $32.07           $38.49
      =======         =======        ======         ======      ======        ======           ======
        17.08%          13.84%         5.76%(d)      16.80%      13.54%         5.56%(d)         2.75%(d)
         0.51%           0.59%(b)      0.21%+         0.17%       0.34%(b)     (0.04%)+         (0.10%)+
         1.13%           1.05%         1.09%+         1.38%       1.30%         1.34% +          1.72% +
         1.11%           1.07%         1.12%+         1.36%       1.32%         1.37% +          1.73% +
          100%             56%           64%           100%         56%           64%             100%
      $15,583         $13,379        $   34         $5,806      $2,122        $    4           $   10

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

                                                                                  Class A
                                          ---------------------------------------------------------------------------------------
                                                                                  January 1,                          January 2,
                                                                                     2003*             Year             2001**
                                                Year ended October 31,              through           ended            through
                                          ----------------------------------      October 31,      December 31,      December 31,
                                            2006         2005         2004           2003              2002              2001
                                          --------      -------      -------      -----------      ------------      ------------
  Net asset value at beginning of
   period...............................  $  11.40      $  9.09      $  8.23        $  5.86          $  8.25           $ 10.00
                                          --------      -------      -------        -------          -------           -------
  Net investment loss (a)...............     (0.09)       (0.10)       (0.09)         (0.07)           (0.09)            (0.09)
  Net realized and unrealized gain
   (loss) on investments................      1.16         2.41         0.95           2.44            (2.30)            (1.66)
                                          --------      -------      -------        -------          -------           -------
  Total from investment operations......      1.07         2.31         0.86           2.37            (2.39)            (1.75)
                                          --------      -------      -------        -------          -------           -------
  Net asset value at end of period......  $  12.47      $ 11.40      $  9.09        $  8.23          $  5.86           $  8.25
                                          ========      =======      =======        =======          =======           =======
  Total investment return (b)...........      9.39%       25.41%       10.45%         40.44%(c)       (28.97%)          (17.50%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss................     (0.69%)      (0.91%)      (0.99%)        (1.21%)+         (1.22%)           (1.01%)
     Net expenses.......................      1.50%        1.50%        1.50%          1.50%+           1.50%             1.50%
     Expenses (before waiver)...........      1.55%        1.63%        1.69%          1.95%+           1.81%             1.87%
  Portfolio turnover rate...............        52%          44%          52%            42%             188%              127%
  Net assets at end of period (in
   000's)...............................  $124,741      $48,597      $46,234        $35,473          $18,523           $22,965

                                                                                   Class C
                                            -------------------------------------------------------------------------------------
                                                                                  January 1,                          January 2,
                                                                                     2003*                              2001**
                                                 Year ended October 31,             through         Year ended         through
                                            --------------------------------      October 31,      December 31,      December 31,
                                             2006         2005         2004          2003              2002              2001
                                            -------      -------      ------      -----------      ------------      ------------
  Net asset value at beginning of
   period.................................  $ 10.99      $  8.82      $ 8.05        $ 5.77           $  8.18           $ 10.00
                                            -------      -------      ------        ------           -------           -------
  Net investment loss (a).................    (0.17)       (0.17)      (0.15)        (0.11)            (0.13)            (0.14)
  Net realized and unrealized gain (loss)
   on investments.........................     1.12         2.34        0.92          2.39             (2.28)            (1.68)
                                            -------      -------      ------        ------           -------           -------
  Total from investment operations........     0.95         2.17        0.77          2.28             (2.41)            (1.82)
                                            -------      -------      ------        ------           -------           -------
  Net asset value at end of period........  $ 11.94      $ 10.99      $ 8.82        $ 8.05           $  5.77           $  8.18
                                            =======      =======      ======        ======           =======           =======
  Total investment return (b).............     8.64%       24.60%       9.57%        39.51%(c)        (29.46%)          (18.20%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss..................    (1.44%)      (1.66%)     (1.74%)       (1.96%)+          (1.97%)           (1.76%)
     Net expenses.........................     2.25%        2.25%       2.25%         2.25% +           2.25%             2.25%
     Expenses (before waiver).............     2.30%        2.38%       2.44%         2.70% +           2.56%             2.62%
  Portfolio turnover rate.................       52%          44%         52%           42%              188%              127%
  Net assets at end of period (in
   000's).................................  $42,625      $14,181      $3,580        $2,148           $   871           $   258

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
     Classes I and R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on
     investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.

                                                            FINANCIAL HIGHLIGHTS

                                                             MID CAP GROWTH FUND

                                           Class B
  ------------------------------------------------------------------------------------------
                                             January 1,                          January 2,
                                                2003*                              2001**
           Year ended October 31,              through         Year ended         through
      ---------------------------------      October 31,      December 31,      December 31,
       2006         2005         2004           2003              2002              2001
      -------      -------      -------      -----------      ------------      ------------
      $ 10.98      $  8.82      $  8.05        $  5.77           $ 8.18            $10.00
      -------      -------      -------        -------           ------            ------
        (0.17)       (0.17)       (0.15)         (0.11)           (0.13)            (0.14)
         1.14         2.33         0.92           2.39            (2.28)            (1.68)
      -------      -------      -------        -------           ------            ------
         0.97         2.16         0.77           2.28            (2.41)            (1.82)
      -------      -------      -------        -------           ------            ------
      $ 11.95      $ 10.98      $  8.82        $  8.05           $ 5.77            $ 8.18
      =======      =======      =======        =======           ======            ======
         8.83%       24.49%        9.57%         39.51%(c)       (29.46%)          (18.20%)
        (1.44%)      (1.66%)      (1.74%)        (1.96%)+         (1.97%)           (1.76%)
         2.25%        2.25%        2.25%          2.25%+           2.25%             2.25%
         2.30%        2.38%        2.44%          2.70%+           2.56%             2.62%
           52%          44%          52%            42%             188%              127%
      $57,469      $62,792      $35,710        $21,189           $7,899            $5,299

                   Class I                           Class R3
      ----------------------------------            -----------
                              March 29,              April 28,
                               2005**                 2006**
      Year ended               through                through
      October 31,            October 31,            October 31,
         2006                   2005                   2006
      -----------            -----------            -----------
        $11.43                 $10.45                 $13.24
        ------                 ------                 ------
         (0.04)                 (0.03)                 (0.08)
          1.17                   1.01                  (0.70)(d)
        ------                 ------                 ------
          1.13                   0.98                  (0.78)
        ------                 ------                 ------
        $12.56                 $11.43                 $12.46
        ======                 ======                 ======
          9.89%                  9.38%(c)              (5.89%)(c)
         (0.28%)                (0.51%)+               (1.27%)(d)+
          1.07%                  1.10% +                1.62%+
          1.04%                  1.23% +                1.75%+
            52%                    44%                    52%
        $1,626                 $4,205                 $  762

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

                                                                                      Class A
                                                  -------------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                         Year ended October 31,               through            December 31,
                                                  ------------------------------------      October 31,      --------------------
                                                    2006          2005          2004           2003           2002         2001
                                                  --------      --------      --------      -----------      -------      -------
  Net asset value at beginning of period........  $  17.04      $  15.71      $  13.50        $ 11.51        $ 13.47      $ 13.14
                                                  --------      --------      --------        -------        -------      -------
  Net investment income (loss)..................      0.09(a)       0.03          0.03           0.04           0.06         0.12
  Net realized and unrealized gain (loss) on
   investments..................................      2.47          1.54          2.18           1.97          (1.90)        0.52
                                                  --------      --------      --------        -------        -------      -------
  Total from investment operations..............      2.56          1.57          2.21           2.01          (1.84)        0.64
                                                  --------      --------      --------        -------        -------      -------
  Less dividends and distributions:
   From net investment income...................        --            --            --          (0.02)         (0.06)       (0.12)
   From net realized gain on investments........     (1.17)        (0.24)           --             --          (0.06)       (0.19)
                                                  --------      --------      --------        -------        -------      -------
  Total dividends and distributions.............     (1.17)        (0.24)           --          (0.02)         (0.12)       (0.31)
                                                  --------      --------      --------        -------        -------      -------
  Net asset value at end of period..............  $  18.43      $  17.04      $  15.71        $ 13.50        $ 11.51      $ 13.47
                                                  ========      ========      ========        =======        =======      =======
  Total investment return (b)...................     15.70%        10.06%        16.37%         17.53%(c)     (13.67%)       4.88%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)...............      0.54%         0.17%         0.27%          0.45%+         0.71%        0.95%
     Net expenses...............................      1.34%         1.35%         1.43%          1.54%+         1.50%        1.53%
     Expenses (before waiver)...................      1.43%         1.42%         1.43%          1.54%+         1.50%        1.53%
  Portfolio turnover rate.......................        44%           49%           33%            30%            46%         100%
  Net assets at end of period (in 000's)........  $171,908      $127,680      $116,396        $90,349        $80,442      $40,692

                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                          Year ended October 31,              through            December 31,
                                                     ---------------------------------      October 31,      --------------------
                                                      2006         2005         2004           2003           2002         2001
                                                     -------      -------      -------      -----------      -------      -------
  Net asset value at beginning of period...........  $ 16.59      $ 15.41      $ 13.34        $ 11.42        $ 13.41      $ 13.09
                                                     -------      -------      -------        -------        -------      -------
  Net investment income (loss).....................    (0.03)(a)    (0.10)       (0.07)         (0.03)         (0.01)        0.03
  Net realized and unrealized gain (loss) on
   investments.....................................     2.38         1.52         2.14           1.95          (1.92)        0.51
                                                     -------      -------      -------        -------        -------      -------
  Total from investment operations.................     2.35         1.42         2.07           1.92          (1.93)        0.54
                                                     -------      -------      -------        -------        -------      -------
  Less dividends and distributions:
   From net investment income......................       --           --           --             --             --        (0.03)
   From net realized gain on investments...........    (1.17)       (0.24)          --             --          (0.06)       (0.19)
                                                     -------      -------      -------        -------        -------      -------
  Total dividends and distributions................    (1.17)       (0.24)          --             --          (0.06)       (0.22)
                                                     -------      -------      -------        -------        -------      -------
  Net asset value at end of period.................  $ 17.77      $ 16.59      $ 15.41        $ 13.34        $ 11.42      $ 13.41
                                                     =======      =======      =======        =======        =======      =======
  Total investment return (b)......................    14.82%        9.27%       15.52%         16.81%(c)     (14.35%)       4.17%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..................    (0.19%)      (0.58%)      (0.48%)        (0.30%)+       (0.04%)       0.20%
     Net expenses..................................     2.09%        2.10%        2.18%          2.29%+         2.25%        2.28%
     Expenses (before waiver)......................     2.18%        2.17%        2.18%          2.29%+         2.25%        2.28%
  Portfolio turnover rate..........................       44%          49%          33%            30%            46%         100%
  Net assets at end of period (in 000's)...........  $39,899      $42,654      $39,884        $33,501        $28,183      $10,586

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
     Classes I, R1 and R2 are not subject to sales charge.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                              MID CAP VALUE FUND

                                   Class B
      ------------------------------------------------------------------
                                       January 1,
                                          2003*          Year ended
          Year ended October 31,         through        December 31,
      ------------------------------   October 31,   -------------------
        2006       2005       2004        2003         2002       2001
      --------   --------   --------   -----------   --------   --------
      $  16.59   $  15.41   $  13.34    $  11.42     $  13.41   $  13.09
      --------   --------   --------    --------     --------   --------
         (0.03)(a)    (0.10)    (0.07)     (0.03)       (0.01)      0.03
          2.38       1.52       2.14        1.95        (1.92)      0.51
      --------   --------   --------    --------     --------   --------
          2.35       1.42       2.07        1.92        (1.93)      0.54
      --------   --------   --------    --------     --------   --------
            --         --         --          --           --      (0.03)
         (1.17)     (0.24)        --          --        (0.06)     (0.19)
      --------   --------   --------    --------     --------   --------
         (1.17)     (0.24)        --          --        (0.06)     (0.22)
      --------   --------   --------    --------     --------   --------
      $  17.77   $  16.59   $  15.41    $  13.34     $  11.42   $  13.41
      ========   ========   ========    ========     ========   ========
         14.82%      9.27%     15.52%      16.81%(c)   (14.35%)     4.17%
         (0.17%)    (0.58%)    (0.48%)     (0.30%)+     (0.04%)     0.20%
          2.09%      2.10%      2.18%       2.29%+       2.25%      2.28%
          2.18%      2.17%      2.18%       2.29%+       2.25%      2.28%
            44%        49%        33%         30%          46%       100%
      $156,043   $207,348   $191,390    $156,116     $130,024   $105,146

                 Class I                        Class R1                        Class R2
      -----------------------------   -----------------------------   -----------------------------
                        January 2,                      January 2,                      January 2,
        Year ended        2004**        Year ended        2004**        Year ended        2004**
        October 31,       through       October 31,       through       October 31,       through
      ---------------   October 31,   ---------------   October 31,   ---------------   October 31,
       2006     2005       2004        2006     2005       2004        2006     2005       2004
      ------   ------   -----------   ------   ------   -----------   ------   ------   -----------
      $17.16   $15.76     $14.81      $17.14   $15.76     $14.81      $17.04   $15.71     $14.81
      ------   ------     ------      ------   ------     ------      ------   ------     ------
        0.16(a)   0.04      0.07        0.19(a)   0.07     (0.01)       0.13(a)   0.01    (0.02)
        2.48     1.60       0.88        2.45     1.55       0.96        2.44     1.56       0.92
      ------   ------     ------      ------   ------     ------      ------   ------     ------
        2.64     1.64       0.95        2.64     1.62       0.95        2.57     1.57       0.90
      ------   ------     ------      ------   ------     ------      ------   ------     ------
          --       --         --          --       --         --          --       --         --
       (1.17)   (0.24)        --       (1.17)   (0.24)        --       (1.17)   (0.24)        --
      ------   ------     ------      ------   ------     ------      ------   ------     ------
       (1.17)   (0.24)        --       (1.17)   (0.24)        --       (1.17)   (0.24)        --
      ------   ------     ------      ------   ------     ------      ------   ------     ------
      $18.63   $17.16     $15.76      $18.61   $17.14     $15.76      $18.44   $17.04     $15.71
      ======   ======     ======      ======   ======     ======      ======   ======     ======
       16.08%(b)  10.48%     6.41%(c)  16.11%   10.35%      6.41%(c)   15.77%   10.06%      6.08%(c)
        0.90%    0.37%      0.70%+      1.11%    0.43%      0.56%+      0.77%    0.09%      0.26%+
        0.99%    0.99%      1.00%+      0.95%    1.09%      1.14%+      1.23%    1.34%      1.44%+
        1.09%    1.06%      1.00%+      1.01%    1.16%      1.14%+      1.28%    1.41%      1.44%+
          44%      49%        33%         44%      49%        33%         44%      49%        33%
      $  682   $  584     $    1      $    1   $1,170     $1,075      $   13   $3,564     $  837

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                        Year ended October 31,                through            December 31,
                                                 -------------------------------------      October 31,      --------------------
                                                   2006            2005         2004           2003           2002         2001
                                                 --------         -------      -------      -----------      -------      -------
  Net asset value at beginning of period.......  $  14.94         $ 13.63      $ 13.46        $  9.88        $ 13.90      $ 17.11
                                                 --------         -------      -------        -------        -------      -------
  Net investment loss (a)......................     (0.18)          (0.15)       (0.22)         (0.18)         (0.22)       (0.22)
  Net realized and unrealized gain (loss) on
   investments.................................      1.68(d)         1.46         0.39           3.76          (3.80)       (2.99)
                                                 --------         -------      -------        -------        -------      -------
  Total from investment operations.............      1.50            1.31         0.17           3.58          (4.02)       (3.21)
                                                 --------         -------      -------        -------        -------      -------
  Net asset value at end of period.............  $  16.44         $ 14.94      $ 13.63        $ 13.46        $  9.88      $ 13.90
                                                 ========         =======      =======        =======        =======      =======
  Total investment return (b)..................     10.11%(c)(d)     9.61%        1.26%         36.23%(e)     (28.92%)     (18.76%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss.......................     (1.09%)         (1.03%)      (1.63%)        (1.93%)+       (1.86%)      (1.56%)
     Net expenses..............................      1.48%           1.65%        1.91%          2.12%+         2.07%        1.90%
     Expenses (before waiver/reimbursement)....      1.94%(c)        1.94%        1.95%          2.12%+         2.07%        1.90%
  Portfolio turnover rate......................        29%             57%          75%            69%           132%         111%
  Net assets at end of period (in 000's).......  $107,078         $68,981      $70,616        $71,451        $44,037      $61,197

                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                          Year ended October 31,              through            December 31,
                                                     ---------------------------------      October 31,      --------------------
                                                      2006           2005        2004          2003           2002         2001
                                                     ------         ------      ------      -----------      -------      -------
  Net asset value at beginning of period...........  $14.11         $12.97      $12.90        $ 9.54         $ 13.51      $ 16.75
                                                     ------         ------      ------        ------         -------      -------
  Net investment loss (a)..........................   (0.28)         (0.25)      (0.31)        (0.24)          (0.30)       (0.32)
  Net realized and unrealized gain (loss) on
   investments.....................................    1.59(d)        1.39        0.38          3.60           (3.67)       (2.92)
                                                     ------         ------      ------        ------         -------      -------
  Total from investment operations.................    1.31           1.14        0.07          3.36           (3.97)       (3.24)
                                                     ------         ------      ------        ------         -------      -------
  Net asset value at end of period.................  $15.42         $14.11      $12.97        $12.90         $  9.54      $ 13.51
                                                     ======         ======      ======        ======         =======      =======
  Total investment return (b)......................    9.28%(c)(d)    8.79%       0.54%        35.22%(e)      (29.39%)     (19.34%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment loss...........................   (1.83%)        (1.78%)     (2.38%)       (2.68%)+        (2.61%)      (2.31%)
     Net expenses..................................    2.23%          2.40%       2.66%         2.87% +         2.82%        2.65%
     Expenses (before waiver/reimbursement)........    2.69%(c)       2.69%       2.70%         2.87% +         2.82%        2.65%
  Portfolio turnover rate..........................      29%            57%         75%           69%            132%         111%
  Net assets at end of period (in 000's)...........  $6,725         $7,236      $7,396        $7,734         $ 5,248      $ 6,628

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundred of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager
     reimbursement of such losses were less than $0.01 per share on net realized gains on investments; and the effect on
     total investment return was 0.01%, respectively.
(e)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                           SMALL CAP GROWTH FUND

                                            Class B
      ------------------------------------------------------------------------------------
                                                   January 1,
                                                      2003*               Year ended
              Year ended October 31,                 through             December 31,
      ---------------------------------------      October 31,      ----------------------
        2006             2005          2004           2003            2002          2001
      --------         --------      --------      -----------      --------      --------
      $  14.11         $  12.97      $  12.90       $   9.54        $  13.51      $  16.75
      --------         --------      --------       --------        --------      --------
         (0.28)           (0.25)        (0.31)         (0.24)          (0.30)        (0.32)
          1.59(d)          1.39          0.38           3.60           (3.67)        (2.92)
      --------         --------      --------       --------        --------      --------
          1.31             1.14          0.07           3.36           (3.97)        (3.24)
      --------         --------      --------       --------        --------      --------
      $  15.42         $  14.11      $  12.97       $  12.90        $   9.54      $  13.51
      ========         ========      ========       ========        ========      ========
          9.28%(c)(d)      8.79%         0.54%         35.22%(e)      (29.39%)      (19.34%)
         (1.83%)          (1.78%)       (2.38%)        (2.68%)+        (2.61%)       (2.31%)
          2.23%            2.40%         2.66%          2.87%+          2.82%         2.65%
          2.69%(c)         2.69%         2.70%          2.87%+          2.82%         2.65%
            29%              57%           75%            69%            132%          111%
      $109,872         $159,380      $172,478       $178,730        $131,404      $196,859

        Class I
      -----------
        May 31,
        2006**
        through
      October 31,
         2006
      -----------
        $16.60
        ------
         (0.02)
         (0.08)(d)
        ------
         (0.10)
        ------
        $16.50
        ======
         (0.60%)(c)(d)(e)
         (0.32%)+
          0.77%+
          1.43%+(c)
            29%
        $  535

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                          Year ended October 31,              through            December 31,
                                                     ---------------------------------      October 31,      --------------------
                                                      2006         2005         2004           2003           2002         2001
                                                     -------      -------      -------      -----------      -------      -------
  Net asset value at beginning of period...........  $ 13.39      $ 15.59      $ 14.09        $ 11.10        $ 12.84      $ 11.30
                                                     -------      -------      -------        -------        -------      -------
  Net investment income (loss) (a).................     0.03        (0.05)       (0.09)         (0.08)         (0.09)       (0.05)
  Net realized and unrealized gain (loss) on
   investments.....................................     1.70         0.68         2.09           3.07          (1.47)        1.79
                                                     -------      -------      -------        -------        -------      -------
  Total from investment operations.................     1.73         0.63         2.00           2.99          (1.56)        1.74
                                                     -------      -------      -------        -------        -------      -------
  Less distributions:
   From net realized gain on investments...........    (0.93)       (2.83)       (0.50)            --          (0.18)       (0.20)
                                                     -------      -------      -------        -------        -------      -------
  Net asset value at end of period.................  $ 14.19      $ 13.39      $ 15.59        $ 14.09        $ 11.10      $ 12.84
                                                     =======      =======      =======        =======        =======      =======
  Total investment return (b)......................    13.40%        3.41%       14.46%         26.94%(c)     (12.16%)      15.43%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)..................     0.19%       (0.32%)      (0.62%)        (0.78%)+       (0.74%)      (0.41%)
     Net expenses..................................     1.40%        1.47%        1.70%          1.90%+         1.87%        1.88%
     Expenses (before waiver)......................     1.65%        1.72%        1.78%          1.94%+         1.87%        1.88%
  Portfolio turnover rate..........................       44%          75%         103%            41%            46%          46%
  Net assets at end of period (in 000's)...........  $52,995      $47,849      $55,640        $44,496        $35,197      $43,761

                                                                                        Class C
                                                      ---------------------------------------------------------------------------
                                                                                             January 1,
                                                                                                2003*             Year ended
                                                           Year ended October 31,              through           December 31,
                                                      ---------------------------------      October 31,      -------------------
                                                       2006         2005         2004           2003           2002        2001
                                                      -------      -------      -------      -----------      ------      -------
  Net asset value at beginning of period............  $ 12.48      $ 14.80      $ 13.49        $10.70         $12.48      $ 11.07
                                                      -------      -------      -------        ------         ------      -------
  Net investment income (loss) (a)..................    (0.07)       (0.15)       (0.20)        (0.15)         (0.18)       (0.13)
  Net realized and unrealized gain (loss) on
   investments......................................     1.58         0.66         2.01          2.94          (1.42)        1.74
                                                      -------      -------      -------        ------         ------      -------
  Total from investment operations..................     1.51         0.51         1.81          2.79          (1.60)        1.61
                                                      -------      -------      -------        ------         ------      -------
  Less distributions:
   From net realized gain on investments............    (0.93)       (2.83)       (0.50)           --          (0.18)       (0.20)
                                                      -------      -------      -------        ------         ------      -------
  Net asset value at end of period..................  $ 13.06      $ 12.48      $ 14.80        $13.49         $10.70      $ 12.48
                                                      =======      =======      =======        ======         ======      =======
  Total investment return (b).......................    12.56%        2.65%       13.67%        26.07%(c)     (12.83%)      14.57%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income (loss)...................    (0.56%)      (1.07%)      (1.37%)       (1.53%)+       (1.49%)      (1.16%)
     Net expenses...................................     2.15%        2.22%        2.45%         2.65% +        2.62%        2.63%
     Expenses (before waiver).......................     2.40%        2.47%        2.53%         2.69% +        2.62%        2.63%
  Portfolio turnover rate...........................       44%          75%         103%           41%            46%          46%
  Net assets at end of period (in 000's)............  $10,879      $12,070      $10,054        $9,501         $9,403      $12,250

-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                            SMALL CAP VALUE FUND

                                        Class B
  -----------------------------------------------------------------------------------
                                                January 1,
                                                   2003*              Year ended
             Year ended October 31,               through            December 31,
      ------------------------------------      October 31,      --------------------
       2006            2005         2004           2003           2002         2001
      -------         -------      -------      -----------      -------      -------
      $ 12.48         $ 14.80      $ 13.50        $ 10.70        $ 12.48      $ 11.07
      -------         -------      -------        -------        -------      -------
        (0.07)          (0.14)       (0.20)         (0.15)         (0.18)       (0.13)
         1.58            0.65         2.00           2.95          (1.42)        1.74
      -------         -------      -------        -------        -------      -------
         1.51            0.51         1.80           2.80          (1.60)        1.61
      -------         -------      -------        -------        -------      -------
        (0.93)          (2.83)       (0.50)            --          (0.18)       (0.20)
      -------         -------      -------        -------        -------      -------
      $ 13.06         $ 12.48      $ 14.80        $ 13.50        $ 10.70      $ 12.48
      =======         =======      =======        =======        =======      =======
        12.48%           2.67%       13.59%         26.17%(c)     (12.83%)      14.57%
        (0.57%)         (1.07%)      (1.37%)        (1.53%)+       (1.49%)      (1.16%)
         2.15%           2.22%        2.45%          2.65%+         2.62%        2.63%
         2.40%           2.47%        2.53%          2.69%+         2.62%        2.63%
           44%             75%         103%            41%            46%          46%
      $43,137         $63,611      $66,355        $60,384        $53,819      $67,377

                     Class I
      -------------------------------------
                               February 16,
                                  2005**
      Year ended                 through
      October 31,              October 31,
         2006                      2005
      -----------              ------------
        $ 13.44                  $ 14.01
        -------                  -------
           0.08                     0.02
           1.71                    (0.59)
        -------                  -------
           1.79                    (0.57)
        -------                  -------
          (0.93)                      --
        -------                  -------
        $ 14.30                  $ 13.44
        =======                  =======
          13.74%                   (4.07%)(c)
           0.56%                    0.25%+
           1.05%                    0.96%+
           1.30%                    1.21%+
             44%                      75%
        $25,394                  $20,322

FINANCIAL HIGHLIGHTS

VALUE FUND

                                                                             Class A
                                 ------------------------------------------------------------------------------------------------
                                                                                    January 1,
                                                                                       2003*                   Year ended
                                           Year ended October 31,                     through                 December 31,
                                 ------------------------------------------         October 31,         -------------------------
                                   2006             2005             2004              2003               2002             2001
                                 --------         --------         --------         -----------         --------         --------
  Net asset value at beginning
   of period...................  $  20.09         $  18.39         $  16.56          $  14.13           $  18.52         $  19.12
                                 --------         --------         --------          --------           --------         --------
  Net investment income........      0.24(a)          0.16(a)          0.14(a)           0.11               0.12             0.19
  Net realized and unrealized
   gain (loss) on
   investments.................      3.21(e)          1.70             1.74              2.42              (4.23)           (0.52)
                                 --------         --------         --------          --------           --------         --------
  Total from investment
   operations..................      3.45             1.86             1.88              2.53              (4.11)           (0.33)
                                 --------         --------         --------          --------           --------         --------
  Less dividends and
   distributions:
   From net investment
     income....................     (0.25)           (0.16)           (0.05)            (0.10)             (0.11)           (0.19)
   From net realized gain on
     investments...............     (0.02)              --               --                --              (0.17)           (0.08)
                                 --------         --------         --------          --------           --------         --------
  Total dividends and
   distributions...............     (0.27)           (0.16)           (0.05)            (0.10)             (0.28)           (0.27)
                                 --------         --------         --------          --------           --------         --------
  Net asset value at end of
   period......................  $  23.27         $  20.09         $  18.39          $  16.56           $  14.13         $  18.52
                                 ========         ========         ========          ========           ========         ========
  Total investment return
   (c).........................     17.30%(d)(e)     10.13%           11.36%            18.02%(f)         (22.16%)          (1.74%)
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income.....      1.11%            0.82%            0.77%             0.93%+             0.82%            0.99%
     Net expenses..............      1.17%            1.21%            1.30%             1.38%+             1.30%            1.20%
     Expenses (before
      waiver/reimbursement)....      1.30%(d)         1.28%            1.30%             1.38%+             1.30%            1.20%
  Portfolio turnover rate......        48%              43%              53%               47%                66%              88%
  Net assets at end of period
   (in 000's)..................  $514,015         $128,918         $118,818          $112,745           $101,999         $141,703

                                                                             Class C
                                 ------------------------------------------------------------------------------------------------
                                                                                    January 1,
                                                                                       2003*                   Year ended
                                           Year ended October 31,                     through                 December 31,
                                 ------------------------------------------         October 31,         -------------------------
                                   2006             2005             2004              2003               2002             2001
                                 --------         --------         --------         -----------         --------         --------
  Net asset value at beginning
   of period...................  $  19.96         $  18.28         $  16.55          $  14.13           $  18.53         $  19.12
                                 --------         --------         --------          --------           --------         --------
  Net investment income........      0.07(a)          0.02(a)          0.00(a)(b)        0.02               0.01             0.04
  Net realized and unrealized
   gain (loss) on
   investments.................      3.20(e)          1.67             1.75              2.42              (4.23)           (0.51)
                                 --------         --------         --------          --------           --------         --------
  Total from investment
   operations..................      3.27             1.69             1.75              2.44              (4.22)           (0.47)
                                 --------         --------         --------          --------           --------         --------
  Less dividends and
   distributions:
   From net investment
     income....................     (0.09)           (0.01)           (0.02)            (0.02)             (0.01)           (0.04)
   From net realized gain on
     investments...............     (0.02)              --               --                --              (0.17)           (0.08)
                                 --------         --------         --------          --------           --------         --------
  Total dividends and
   distributions...............     (0.11)           (0.01)           (0.02)            (0.02)             (0.18)           (0.12)
                                 --------         --------         --------          --------           --------         --------
  Net asset value at end of
   period......................  $  23.12         $  19.96         $  18.28          $  16.55           $  14.13         $  18.53
                                 ========         ========         ========          ========           ========         ========
  Total investment return
   (c).........................     16.44%(d)(e)      9.27%           10.56%            17.26%(f)         (22.76%)          (2.45%)
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income.....      0.34%            0.07%            0.02%             0.18%+             0.07%            0.24%
     Net expenses..............      1.92%            1.96%            2.05%             2.13%+             2.05%            1.95%
     Expenses (before
      waiver/reimbursement)....      2.05%(d)         2.03%            2.05%             2.13%+             2.05%            1.95%
  Portfolio turnover rate......        48%              43%              53%               47%                66%              88%
  Net assets at end of period
   (in 000's)..................  $ 13,381         $ 13,555         $  4,418          $  3,095           $  2,336         $  1,631

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I, R1 and R2 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundred of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager
     reimbursement of such losses were $0.01 per share on net
     realized gains on investments; and the effect on total
     investment return was 0.05%, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                                      VALUE FUND

                                          Class B
  ----------------------------------------------------------------------------------------
                                                   January 1,
                                                      2003*               Year ended
              Year ended October 31,                 through             December 31,
      ---------------------------------------      October 31,      ----------------------
        2006             2005          2004           2003            2002          2001
      --------         --------      --------      -----------      --------      --------
      $  19.96         $  18.28      $  16.55       $  14.13        $  18.53      $  19.12
      --------         --------      --------       --------        --------      --------
          0.06(a)          0.01(a)       0.00(a)(b)      0.02           0.01          0.04
          3.21(e)          1.68          1.75           2.42           (4.23)        (0.51)
      --------         --------      --------       --------        --------      --------
          3.27             1.69          1.75           2.44           (4.22)        (0.47)
      --------         --------      --------       --------        --------      --------
         (0.09)           (0.01)        (0.02)         (0.02)          (0.01)        (0.04)
         (0.02)              --            --             --           (0.17)        (0.08)
      --------         --------      --------       --------        --------      --------
         (0.11)           (0.01)        (0.02)         (0.02)          (0.18)        (0.12)
      --------         --------      --------       --------        --------      --------
      $  23.12         $  19.96      $  18.28       $  16.55        $  14.13      $  18.53
      ========         ========      ========       ========        ========      ========
         16.44%(d)(e)      9.27%        10.56%         17.26%(f)      (22.76%)       (2.45%)
          0.30%            0.07%         0.02%          0.18%+          0.07%         0.24%
          1.92%            1.96%         2.05%          2.13%+          2.05%         1.95%
          2.05%(d)         2.03%         2.05%          2.13%+          2.05%         1.95%
            48%              43%           53%            47%             66%           88%
      $191,086         $560,139      $563,838       $560,740        $517,050      $753,299

                    Class I                                       Class R1
  -------------------------------------------      --------------------------------------
                                  January 2,                                  January 2,
          Year ended                2004**              Year ended              2004**
         October 31,                through             October 31,             through
  --------------------------      October 31,      ---------------------      October 31,
       2006            2005          2004           2006           2005          2004
      -------         ------      -----------      ------         ------      -----------
      $ 20.06         $18.43        $17.86         $20.05         $18.42        $17.86
      -------         ------        ------         ------         ------        ------
         0.32(a)        0.21(a)       0.09(a)        0.31(a)        0.21(a)       0.07(a)
         3.21(e)        1.69          0.48           3.20(e)        1.69          0.49
      -------         ------        ------         ------         ------        ------
         3.53           1.90          0.57           3.51           1.90          0.56
      -------         ------        ------         ------         ------        ------
        (0.33)         (0.27)           --          (0.31)         (0.27)           --
        (0.02)            --            --          (0.02)            --            --
      -------         ------        ------         ------         ------        ------
        (0.35)         (0.27)           --          (0.33)         (0.27)           --
      -------         ------        ------         ------         ------        ------
      $ 23.24         $20.06        $18.43         $23.23         $20.05        $18.42
      =======         ======        ======         ======         ======        ======
        17.78%(d)(e)   10.36%         3.19%(f)      17.67%(d)(e)   10.31%         3.14%(f)
         1.44%          1.13%         1.11%+         1.43%          1.03%         1.01%+
         0.75%          0.90%         0.96%+         0.85%          1.00%         1.06%+
         0.88%(d)       0.97%         0.96%+         0.98%(d)       1.07%         1.06%+
           48%            43%           53%            48%            43%           53%
      $19,671         $    1        $    1         $    1         $    1        $    1

                       Class R2
  ---  ----------------------------------------
                                    January 2,
             Year ended               2004**
             October 31,              through
  ---  -----------------------      October 31,
        2006            2005           2004
       -------         -------      -----------
       $ 20.01         $ 18.38        $17.86
       -------         -------        ------
          0.25(a)         0.16(a)       0.12(a)
          3.22(e)         1.67          0.40
       -------         -------        ------
          3.47            1.83          0.52
       -------         -------        ------
         (0.26)          (0.20)           --
         (0.02)             --            --
       -------         -------        ------
         (0.28)          (0.20)           --
       -------         -------        ------
       $ 23.20         $ 20.01        $18.38
       =======         =======        ======
         17.46%(d)(e)    10.02%         2.91%(f)
          1.16%           0.79%         0.76%+
          1.10%           1.24%         1.31%+
          1.23%(d)        1.31%         1.31%+
            48%             43%           53%
       $13,340         $11,356        $4,856

FINANCIAL HIGHLIGHTS

DIVERSIFIED INCOME FUND

                                                                    Class A
                                  ----------------------------------------------------------------------------
                                                                         January 1,
                                                                            2003*              Year ended
                                       Year ended October 31,              through            December 31,
                                  ---------------------------------      October 31,      --------------------
                                   2006         2005         2004           2003           2002         2001
                                  -------      -------      -------      -----------      -------      -------
  Net asset value at beginning
   of period....................  $  8.81      $  9.01      $  8.77        $  7.97        $  8.22      $  8.37
                                  -------      -------      -------        -------        -------      -------
  Net investment income (a).....     0.40         0.39         0.40           0.39           0.55         0.67 (b)
  Net realized and unrealized
   gain (loss) on investments...     0.18        (0.24)        0.37           0.86          (0.03)       (0.14)(b)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........    (0.01)        0.04        (0.05)          0.01          (0.15)        0.01
                                  -------      -------      -------        -------        -------      -------
  Total from investment
   operations...................     0.57         0.19         0.72           1.26           0.37         0.54
                                  -------      -------      -------        -------        -------      -------
  Less dividends and
   distributions:
   From net investment income...    (0.47)       (0.39)       (0.48)         (0.38)         (0.46)       (0.62)
   Return of capital............       --           --           --          (0.08)         (0.16)       (0.07)
                                  -------      -------      -------        -------        -------      -------
  Total dividends and
   distributions................    (0.47)       (0.39)       (0.48)         (0.46)         (0.62)       (0.69)
                                  -------      -------      -------        -------        -------      -------
  Net asset value at end of
   period.......................  $  8.91      $  8.81      $  9.01        $  8.77        $  7.97      $  8.22
                                  =======      =======      =======        =======        =======      =======
  Total investment return (c)...     6.67%        2.11%        8.44%         16.22%(d)       4.78%        6.62%
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income......     4.60%        4.32%        4.48%          5.59%+         6.95%        7.95%(b)
     Net expenses...............     1.30%        1.34%        1.41%          1.46%+         1.49%        1.44%
     Expenses (before waiver)...     1.46%        1.40%        1.41%          1.46%+         1.49%        1.44%
  Portfolio turnover rate.......       87%(e)      105%          84%            80%            84%         141%
  Net assets at end of period
   (in 000's)...................  $65,566      $40,076      $37,179        $31,042        $18,297      $15,066

                                                                    Class C
                                  ----------------------------------------------------------------------------
                                                                         January 1,
                                                                            2003*              Year ended
                                       Year ended October 31,              through            December 31,
                                  ---------------------------------      October 31,      --------------------
                                   2006         2005         2004           2003           2002         2001
                                  -------      -------      -------      -----------      -------      -------
  Net asset value at beginning
   of period....................  $  8.78      $  8.99      $  8.75        $  7.95        $  8.20      $  8.36
                                  -------      -------      -------        -------        -------      -------
  Net investment income (a).....     0.34         0.32         0.33           0.34           0.49         0.61 (b)
  Net realized and unrealized
   gain (loss) on investments...     0.18        (0.25)        0.39           0.86          (0.03)       (0.15)(b)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........    (0.01)        0.04        (0.06)          0.01          (0.15)        0.01
                                  -------      -------      -------        -------        -------      -------
  Total from investment
   operations...................     0.51         0.11         0.66           1.21           0.31         0.47
                                  -------      -------      -------        -------        -------      -------
  Less dividends and
   distributions:
   From net investment income...    (0.40)       (0.32)       (0.42)         (0.34)         (0.42)       (0.56)
   Return of capital............       --           --           --          (0.07)         (0.14)       (0.07)
                                  -------      -------      -------        -------        -------      -------
  Total dividends and
   distributions................    (0.40)       (0.32)       (0.42)         (0.41)         (0.56)       (0.63)
                                  -------      -------      -------        -------        -------      -------
  Net asset value at end of
   period.......................  $  8.89      $  8.78      $  8.99        $  8.75        $  7.95      $  8.20
                                  =======      =======      =======        =======        =======      =======
  Total investment return (c)...     6.01%        1.23%        7.68%         15.55%(d)       3.99%        5.78%
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income......     3.85%        3.57%        3.73%          4.84%+         6.20%        7.20%(b)
     Net expenses...............     2.05%        2.09%        2.16%          2.21%+         2.24%        2.19%
     Expenses (before waiver)...     2.21%        2.15%        2.16%          2.21%+         2.24%        2.19%
  Portfolio turnover rate.......       87%(e)      105%          84%            80%            84%         141%
  Net assets at end of period
   (in 000's)...................  $12,355      $14,004      $14,449        $10,573        $ 5,967      $ 2,965

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  As required, effective January 1, 2001 the Fund has adopted the provisions of AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
                                                              -----------   -----------   -----------
Decrease net investment income..............................    ($0.00)(f)    ($0.00)(f)    ($0.00)(f)
Increase net realized and unrealized gains and losses.......      0.00 (f)      0.00 (f)      0.00 (f)
Decrease ratio of net investment income.....................     (0.13%)       (0.13%)       (0.13%)

(c)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.
(e) The portfolio turnover rate not including mortgage dollar rolls for the year ended October 31, 2006 is 66%.
(f)  Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS

                                                         DIVERSIFIED INCOME FUND

                                              Class B
      ----------------------------------------------------------------------------------------
                                                         January 1,
                                                            2003*              Year ended
                 Year ended October 31,                    through            December 31,
      ---------------------------------------------      October 31,      --------------------
         2006             2005             2004             2003           2002         2001
      -----------      -----------      -----------      -----------      -------      -------
        $  8.78          $  8.99          $  8.75          $  7.95        $  8.20      $  8.36
        -------          -------          -------          -------        -------      -------
           0.34             0.32             0.33             0.34           0.49         0.61 (b)
           0.18            (0.25)            0.39             0.86          (0.03)       (0.15)(b)
          (0.01)            0.04            (0.06)            0.01          (0.15)        0.01
        -------          -------          -------          -------        -------      -------
           0.51             0.11             0.66             1.21           0.31         0.47
        -------          -------          -------          -------        -------      -------
          (0.40)           (0.32)           (0.42)           (0.34)         (0.42)       (0.56)
             --               --               --            (0.07)         (0.14)       (0.07)
        -------          -------          -------          -------        -------      -------
          (0.40)           (0.32)           (0.42)           (0.41)         (0.56)       (0.63)
        -------          -------          -------          -------        -------      -------
        $  8.89          $  8.78          $  8.99          $  8.75        $  7.95      $  8.20
        =======          =======          =======          =======        =======      =======
           6.01%            1.23%            7.68%           15.55%(d)       3.99%        5.78%
           3.85%            3.57%            3.73%            4.84%+         6.20%        7.20%(b)
           2.05%            2.09%            2.16%            2.21%+         2.24%        2.19%
           2.21%            2.15%            2.16%            2.21%+         2.24%        2.19%
             87%(e)          105%              84%              80%            84%         141%
        $34,148          $71,515          $77,933          $73,799        $55,842      $51,694



                         Class I
      ---------------------------------------------
                                        January 2,
               Year ended                 2004**
              October 31,                 through
      ----------------------------      October 31,
         2006             2005             2004
      -----------      -----------      -----------
        $ 8.81           $ 9.02           $ 8.96
        ------           ------           ------
          0.43             0.42             0.33
          0.18            (0.25)            0.16
         (0.01)            0.04            (0.02)
        ------           ------           ------
          0.60             0.21             0.47
        ------           ------           ------
         (0.50)           (0.42)           (0.41)
            --               --               --
        ------           ------           ------
         (0.50)           (0.42)           (0.41)
        ------           ------           ------
        $ 8.91           $ 8.81           $ 9.02
        ======           ======           ======
          7.09%            2.32%            5.44%(d)
          4.94%            4.69%            4.77%+
          0.96%            0.97%            1.12%+
          1.12%            1.03%            1.12%+
            87%(e)          105%              84%
        $  199           $  232           $   72

FINANCIAL HIGHLIGHTS

GOVERNMENT FUND

                                                                          Class A
                                  ----------------------------------------------------------------------------------------
                                                                                 January 1,
                                                                                    2003*                 Year ended
                                           Year ended October 31,                  through               December 31,
                                  ----------------------------------------       October 31,         ---------------------
                                    2006            2005            2004            2003              2002          2001
                                  --------         -------         -------       -----------         -------       -------
  Net asset value at beginning
   of period....................  $   8.18         $  8.40         $  8.42         $  8.67           $  8.25       $  8.19
                                  --------         -------         -------         -------           -------       -------
  Net investment income.........      0.33(a)         0.26            0.25            0.20              0.32          0.39(a)(b)
  Net realized and unrealized
   gain (loss) on investments...      0.01           (0.21)           0.05           (0.16)             0.47          0.12(b)
                                  --------         -------         -------         -------           -------       -------
  Total from investment
   operations...................      0.34            0.05            0.30            0.04              0.79          0.51
                                  --------         -------         -------         -------           -------       -------
  Less dividends and
   distributions:
   From net investment income...     (0.33)          (0.27)          (0.28)          (0.29)            (0.37)        (0.39)
   Return of capital............        --              --           (0.04)             --                --         (0.06)
                                  --------         -------         -------         -------           -------       -------
  Total dividends and
   distributions................     (0.33)          (0.27)          (0.32)          (0.29)            (0.37)        (0.45)
                                  --------         -------         -------         -------           -------       -------
  Net asset value at end of
   period.......................  $   8.19         $  8.18         $  8.40         $  8.42           $  8.67       $  8.25
                                  ========         =======         =======         =======           =======       =======
  Total investment return (c)...      4.26%           0.59%           3.60%           0.50%(d)          9.75%         6.33%
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income........      4.04%           3.09%           2.96%           2.85%+            3.76%         4.71%(b)
   Net expenses.................      1.05%           1.05%           1.25%           1.25%+            1.19%         1.17%
   Expenses (before waiver).....      1.34%           1.34%           1.27%           1.25%+            1.19%         1.17%
  Portfolio turnover rate.......        83%(e)         164%(e)         110%             99%              117%          151%
  Net assets at end of period
   (in 000's)...................  $239,392         $76,816         $86,516         $99,852           $92,581       $59,405

                                                                          Class C
                                  ---------------------------------------------------------------------------------------
                                                                                January 1,
                                                                                   2003*                 Year ended
                                          Year ended October 31,                  through               December 31,
                                  ---------------------------------------       October 31,         ---------------------
                                   2006            2005            2004            2003              2002          2001
                                  -------         -------         -------       -----------         -------       -------
  Net asset value at beginning
   of period....................  $  8.17         $  8.39         $  8.40         $  8.66           $  8.24       $  8.18
                                  -------         -------         -------         -------           -------       -------
  Net investment income.........     0.26(a)         0.20            0.17            0.14              0.26          0.33(a)(b)
  Net realized and unrealized
   gain (loss) on investments...     0.02           (0.21)           0.07           (0.16)             0.46          0.12(e)
                                  -------         -------         -------         -------           -------       -------
  Total from investment
   operations...................     0.28           (0.01)           0.24           (0.02)             0.72          0.45
                                  -------         -------         -------         -------           -------       -------
  Less dividends and
   distributions:
   From net investment income...    (0.27)          (0.21)          (0.21)          (0.24)            (0.30)        (0.34)
   Return of capital............       --              --           (0.04)             --                --         (0.05)
                                  -------         -------         -------         -------           -------       -------
  Total dividends and
   distributions................    (0.27)          (0.21)          (0.25)          (0.24)            (0.30)        (0.39)
                                  -------         -------         -------         -------           -------       -------
  Net asset value at end of
   period.......................  $  8.18         $  8.17         $  8.39         $  8.40           $  8.66       $  8.24
                                  =======         =======         =======         =======           =======       =======
  Total investment return (c)...     3.48%          (0.17%)          2.92%          (0.25%)(d)         8.94%         5.54%
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income........     3.29%           2.34%           2.21%           2.10%+            3.01%         3.96%(b)
   Net expenses.................     1.80%           1.80%           2.00%           2.00%+            1.94%         1.92%
   Expenses (before waiver).....     2.09%           2.09%           2.02%           2.00%+            1.94%         1.92%
  Portfolio turnover rate.......       83%(e)         164%(e)         110%             99%              117%          151%
  Net assets at end of period
   (in 000's)...................  $ 5,684         $ 7,772         $ 8,620         $12,385           $17,940       $ 9,245

-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.

                                                                CLASS A    CLASS B    CLASS C
                                                                -------    -------    -------
Decrease net investment income..............................    ($0.03)    ($0.03)    ($0.03)
Increase net realized gain and unrealized gains and
 losses.....................................................      0.03       0.03       0.03
Decrease ratio of net investment income.....................     (0.37%)    (0.37%)    (0.37%)

(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 32% and 31% for the years ended October 31, 2006 and October 31, 2005, respectively.

                                                            FINANCIAL HIGHLIGHTS

                                                                 GOVERNMENT FUND

                                            Class B
  --------------------------------------------------------------------------------------------
                                                   January 1,
                                                     2003*                Year ended
               Year ended October 31,               through              December 31,
      -----------------------------------------   October 31,    -----------------------------
       2006       2005              2004              2003              2002            2001
      -------   --------     ------------------   ------------   ------------------   --------
      $  8.17   $   8.39          $   8.40          $   8.66          $   8.24        $   8.18
      -------   --------          --------          --------          --------        --------
         0.26(a)     0.20             0.17              0.14              0.26            0.33(a)(b)
         0.03      (0.21)             0.07             (0.16)             0.46            0.12(b)
      -------   --------          --------          --------          --------        --------
         0.29      (0.01)             0.24             (0.02)             0.72            0.45
      -------   --------          --------          --------          --------        --------
        (0.27)     (0.21)            (0.21)            (0.24)            (0.30)          (0.34)
           --         --             (0.04)               --                --           (0.05)
      -------   --------          --------          --------          --------        --------
        (0.27)     (0.21)            (0.25)            (0.24)            (0.30)          (0.39)
      -------   --------          --------          --------          --------        --------
      $  8.19   $   8.17          $   8.39          $   8.40          $   8.66        $   8.24
      =======   ========          ========          ========          ========        ========
         3.60%     (0.17%)            2.92%            (0.25%)(d)          8.94%          5.54%
         3.29%      2.34%             2.21%             2.10%+            3.01%           3.96%(b)
         1.80%      1.80%             2.00%             2.00%+            1.94%           1.92%
         2.09%      2.09%             2.02%             2.00%+            1.94%           1.92%
           83%(e)      164%(e)           110%             99%              117%            151%
      $64,246   $274,566          $333,884          $408,180          $477,341        $411,271

                     Class I
      --------------------------------------
                                 January 2,
           Year ended              2004**
           October 31,             through
      ---------------------      October 31,
       2006           2005          2004
      ------         ------      -----------
      $ 8.21         $ 8.41        $ 8.44
      ------         ------        ------
        0.35(a)        0.37          0.29
        0.03          (0.28)        (0.04)
      ------         ------        ------
        0.38           0.09          0.25
      ------         ------        ------
       (0.35)         (0.29)        (0.28)
        0.00             --            --
      ------         ------        ------
       (0.35)         (0.29)        (0.28)
      ------         ------        ------
      $ 8.24         $ 8.21        $ 8.41
      ======         ======        ======
        4.78%          1.08%         2.99%(d)
        4.52%          3.47%         3.34%+
        0.57%          0.67%         0.87%+
        0.86%          0.96%         0.89%+
          83%(e)        164%(e)       110%
      $    1         $   16        $   26

FINANCIAL HIGHLIGHTS

HIGH YIELD CORPORATE BOND FUND

                                                                            Class A
                                  -------------------------------------------------------------------------------------------
                                                                                      January 1,
                                                                                         2003*               Year ended
                                              Year ended October 31,                    through             December 31,
                                  ----------------------------------------------      October 31,      ----------------------
                                     2006                2005            2004            2003            2002          2001
                                  ----------          ----------      ----------      -----------      --------      --------
  Net asset value at beginning
   of period....................  $     6.22          $     6.32      $     6.05      $     4.95       $   5.56      $   6.10
                                  ----------          ----------      ----------      ----------       --------      --------
  Net investment income.........        0.42(a)             0.45            0.46(a)         0.39           0.51          0.65(b)
  Net realized and unrealized
   gain (loss) on investments...        0.15(f)            (0.09)           0.25            1.12          (0.54)        (0.50)(b)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........       (0.00)(c)            0.00(c)         0.02            0.00(c)       (0.02)         0.00(c)
                                  ----------          ----------      ----------      ----------       --------      --------
  Total from investment
   operations...................        0.57                0.36            0.73            1.51          (0.05)         0.15
                                  ----------          ----------      ----------      ----------       --------      --------
  Less dividends and
   distributions:
   From net investment income...       (0.41)              (0.46)          (0.46)          (0.40)         (0.51)        (0.65)
   Return of capital............       (0.05)                 --              --           (0.01)         (0.05)        (0.04)
                                  ----------          ----------      ----------      ----------       --------      --------
  Total dividends and
   distributions................       (0.46)              (0.46)          (0.46)          (0.41)         (0.56)        (0.69)
                                  ----------          ----------      ----------      ----------       --------      --------
  Redemption fee (a)............        0.00(c)             0.00(c)         0.00(c)           --             --            --
                                  ----------          ----------      ----------      ----------       --------      --------
  Net asset value at end of
   period.......................  $     6.33          $     6.22      $     6.32      $     6.05       $   4.95      $   5.56
                                  ==========          ==========      ==========      ==========       ========      ========
  Total investment return (d)...        9.58%(e)(f)         5.86%          12.53%          31.57%(g)      (0.78%)        2.49%
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income......        6.77%               7.10%           7.44%           8.43%+         9.63%        10.84%(b)
     Net expenses...............        1.06%               1.02%           1.01%           1.01%+         1.07%         1.04%
     Expenses (before
      reimbursement)............        1.07%(e)            1.02%           1.01%           1.01%+         1.08%         1.08%
  Portfolio turnover rate.......          58%                 35%             41%             47%            50%           51%
  Net assets at end of period
   (in 000's)...................  $2,806,800          $1,381,080      $1,279,164      $1,265,856       $850,899      $710,205

                                                                         Class C
                                  -------------------------------------------------------------------------------------
                                                                                January 1,
                                                                                   2003*               Year ended
                                           Year ended October 31,                 through             December 31,
                                  ----------------------------------------      October 31,      ----------------------
                                    2006              2005          2004           2003            2002          2001
                                  --------          --------      --------      -----------      --------      --------
  Net asset value at beginning
   of period....................  $   6.19          $   6.30      $   6.04       $   4.94        $   5.55      $   6.09
                                  --------          --------      --------       --------        --------      --------
  Net investment income.........      0.38(a)           0.40          0.42(a)        0.36            0.46          0.61(b)
  Net realized and unrealized
   gain (loss) on investments...      0.15(f)          (0.09)         0.24           1.12           (0.53)        (0.50)(b)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........     (0.00)(c)          0.00(c)       0.02           0.00(c)        (0.02)         0.00(c)
                                  --------          --------      --------       --------        --------      --------
  Total from investment
   operations...................      0.53              0.31          0.68           1.48           (0.09)         0.11
                                  --------          --------      --------       --------        --------      --------
  Less dividends and
   distributions:
   From net investment income...     (0.37)            (0.42)        (0.42)         (0.38)          (0.48)        (0.61)
   Return of capital............     (0.05)               --            --          (0.00)(c)       (0.04)        (0.04)
                                  --------          --------      --------       --------        --------      --------
  Total dividends and
   distributions................     (0.42)            (0.42)        (0.42)         (0.38)          (0.52)        (0.65)
                                  --------          --------      --------       --------        --------      --------
  Redemption fee (a)............      0.00(c)           0.00(c)       0.00(c)          --              --            --
                                  --------          --------      --------       --------        --------      --------
  Net asset value at end of
   period.......................  $   6.30          $   6.19      $   6.30       $   6.04        $   4.94      $   5.55
                                  ========          ========      ========       ========        ========      ========
  Total investment return (b)...      8.91%(e)(f)       5.04%        11.65%         30.82%(g)       (1.53%)        1.72%
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income........      6.02%             6.35%         6.69%          7.68%+          8.88%        10.09%(b)
   Net expenses.................      1.81%             1.77%         1.76%          1.76%+          1.82%         1.79%
   Expenses (before
     reimbursement).............      1.82%(e)          1.77%         1.76%          1.76%+          1.83%         1.83%
  Portfolio turnover rate.......        58%               35%           41%            47%             50%           51%
  Net assets at end of period
   (in 000's)...................  $421,855          $401,923      $419,496       $422,392        $236,791      $174,205



-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
     December 31, 2001 is shown below.

                                                              CLASS A      CLASS B      CLASS C
                                                              -------      -------      -------
Decrease net investment income..............................  ($0.00)(c)   ($0.00)(c)   ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00 (c)     0.00 (c)     0.00 (c)
Decrease ratio of net investment income.....................   (0.04%)      (0.04%)      (0.04%)

(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges.
(e) Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundred of a percent.
(f) The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than $0.01 per share on net realized gains on investments, and the effect on total investment return was less than 0.01%, respectively.
(g)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                  HIGH YIELD CORPORATE BOND FUND

                                                    Class B
       -------------------------------------------------------------------------------------------------
                                                             January 1,
                                                                2003*                 Year ended
                    Year ended October 31,                     through               December 31,
       ------------------------------------------------      October 31,      --------------------------
          2006                 2005            2004             2003             2002            2001
       ----------           ----------      -----------      -----------      ----------      ----------
       $     6.19           $     6.30      $     6.04       $     4.94       $     5.55      $     6.09
       ----------           ----------      ----------       ----------       ----------      ----------
             0.38(a)              0.40            0.42(a)          0.36             0.46            0.61(b)
             0.15(f)             (0.08)           0.24             1.12            (0.53)          (0.50)(b)
            (0.00)(c)             0.00(c)         0.02             0.00(c)         (0.02)           0.00(c)
       ----------           ----------      ----------       ----------       ----------      ----------
             0.53                 0.32            0.68             1.48            (0.09)           0.11
       ----------           ----------      ----------       ----------       ----------      ----------
            (0.37)               (0.43)          (0.42)           (0.38)           (0.48)          (0.61)
            (0.05)                  --              --            (0.00)(c)        (0.04)          (0.04)
       ----------           ----------      ----------       ----------       ----------      ----------
            (0.42)               (0.43)          (0.42)           (0.38)           (0.52)          (0.65)
       ----------           ----------      ----------       ----------       ----------      ----------
             0.00(c)              0.00(c)         0.00(c)            --               --              --
       ----------           ----------      ----------       ----------       ----------      ----------
       $     6.30           $     6.19      $     6.30       $     6.04       $     4.94      $     5.55
       ==========           ==========      ==========       ==========       ==========      ==========
             8.92%(e)(f)          5.04%          11.65%           30.82%(g)        (1.53%)          1.72%
             6.02%                6.35%           6.69%            7.68%+           8.88%          10.09%(b)
             1.81%                1.77%           1.76%            1.76%+           1.82%           1.79%
             1.82%(e)             1.77%           1.76%            1.76%+           1.83%           1.83%
               58%                  35%             41%              47%              50%             51%
       $1,067,018           $2,486,331      $2,814,176       $2,876,134       $2,211,253      $2,475,037

                            Class I
  -----------------------------------------------------------
                                                  January 2,
                  Year ended                        2004**
                  October 31,                       through
      -----------------------------------         October 31,
         2006                    2005                2004
      -----------             -----------         -----------
       $   6.22                 $  6.32             $  6.24
       --------                 -------             -------
           0.44(a)                 0.48                0.41(a)
           0.16(f)                (0.10)               0.07
          (0.00)(c)                0.00(c)             0.00(c)
       --------                 -------             -------
           0.60                    0.38                0.48
       --------                 -------             -------
          (0.43)                  (0.48)              (0.40)
          (0.05)                     --                  --
       --------                 -------             -------
          (0.48)                  (0.48)              (0.40)
       --------                 -------             -------
           0.00(c)                 0.00(c)             0.00(c)
       --------                 -------             -------
       $   6.34                 $  6.22             $  6.32
       ========                 =======             =======
          10.02%(d)(e)(f)          6.12%               7.97%(g)
           7.03%                   7.31%               7.79%+
           0.80%                   0.81%               0.66%+
           0.81%(e)                0.81%               0.66%+
             58%                     35%                 41%
       $117,032                 $68,659             $22,868

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                                                          January 1,
                                                                                             2003*               Year ended
                                                       Year ended October 31,               through             December 31,
                                                ------------------------------------      October 31,      ----------------------
                                                  2006          2005          2004           2003            2002          2001
                                                --------      --------      --------      -----------      --------      --------
  Net asset value at beginning of
   period.................................      $   1.00      $   1.00      $   1.00       $   1.00        $   1.00      $   1.00
                                                --------      --------      --------       --------        --------      --------
  Net investment income...................          0.04          0.02          0.01           0.00(a)         0.01          0.04
  Net realized and unrealized gain on
   investments............................          0.00(a)       0.00(a)       0.00(a)          --            0.00(a)         --
                                                --------      --------      --------       --------        --------      --------
  Total from investment operations........          0.04          0.02          0.01           0.00(a)         0.01          0.04
                                                --------      --------      --------       --------        --------      --------
  Less dividends and distributions:
   From net investment income.............         (0.04)        (0.02)        (0.01)         (0.00)(a)       (0.01)        (0.04)
   From net realized gain on
     investments..........................            --            --         (0.00)(a)         --           (0.00)(a)        --
                                                --------      --------      --------       --------        --------      --------
  Total dividends and distributions.......         (0.04)        (0.02)        (0.01)         (0.00)(a)       (0.01)        (0.04)
                                                --------      --------      --------       --------        --------      --------
  Net asset value at end of period........      $   1.00      $   1.00      $   1.00       $   1.00        $   1.00      $   1.00
                                                ========      ========      ========       ========        ========      ========
  Total investment return.................          4.18%         2.20%         0.54%          0.44%(b)        1.22%         3.72%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income................          4.14%         2.21%         0.54%          0.53%+          1.20%         3.59%
     Net expenses.........................          0.70%         0.70%         0.70%          0.70%+          0.70%         0.70%
     Expenses (before waiver).............          0.93%         0.99%         1.02%          1.01%+          0.94%         0.90%
  Net assets at end of period (in
   000's).................................      $260,642      $205,154      $197,310       $173,978        $221,106      $223,807

                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                          Year ended October 31,              through            December 31,
                                                     ---------------------------------      October 31,      --------------------
                                                      2006         2005         2004           2003           2002         2001
                                                     -------      -------      -------      -----------      -------      -------
  Net asset value at beginning of period.......      $  1.00      $  1.00      $  1.00        $  1.00        $  1.00      $  1.00
                                                     -------      -------      -------        -------        -------      -------
  Net investment income........................         0.04         0.02         0.01           0.00(a)        0.01         0.04
  Net realized and unrealized gain on
   investments.................................         0.00(a)      0.00(a)      0.00(a)          --           0.00(a)        --
                                                     -------      -------      -------        -------        -------      -------
  Total from investment operations.............         0.04         0.02         0.01           0.00(a)        0.01         0.04
                                                     -------      -------      -------        -------        -------      -------
  Less dividends and distributions:
   From net investment income..................        (0.04)       (0.02)       (0.01)         (0.00)(a)      (0.01)       (0.04)
   From net realized gain on investments.......           --           --        (0.00)(a)         --          (0.00)(a)       --
                                                     -------      -------      -------        -------        -------      -------
  Total dividends and distributions............        (0.04)       (0.02)       (0.01)         (0.00)(a)      (0.01)       (0.04)
                                                     -------      -------      -------        -------        -------      -------
  Net asset value at end of period.............      $  1.00      $  1.00      $  1.00        $  1.00        $  1.00      $  1.00
                                                     =======      =======      =======        =======        =======      =======
  Total investment return......................         4.18%        2.20%        0.54%          0.44%(b)       1.22%        3.72%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.....................         4.14%        2.21%        0.54%          0.53%+         1.20%        3.59%
     Net expenses..............................         0.70%        0.70%        0.70%          0.70%+         0.70%        0.70%
     Expenses (before waiver)..................         0.93%        0.99%        1.02%          1.01%+         0.94%        0.90%
  Net assets at end of period (in 000's).......      $23,306      $20,426      $31,273        $16,958        $11,207      $16,706

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                               MONEY MARKET FUND

                                          Class B
  ----------------------------------------------------------------------------------------
                                                   January 1,
                                                      2003*               Year ended
              Year ended October 31,                 through             December 31,
      ---------------------------------------      October 31,      ----------------------
        2006             2005          2004           2003            2002          2001
      --------         --------      --------      -----------      --------      --------
      $   1.00         $   1.00      $   1.00       $   1.00        $   1.00      $   1.00
      --------         --------      --------       --------        --------      --------
          0.04             0.02          0.01           0.00(a)         0.01          0.04
          0.00(a)          0.00(a)       0.00(a)          --            0.00(a)         --
      --------         --------      --------       --------        --------      --------
          0.04             0.02          0.01           0.00(a)         0.01          0.04
      --------         --------      --------       --------        --------      --------
         (0.04)           (0.02)        (0.01)         (0.00)(a)       (0.01)        (0.04)
            --               --         (0.00)(a)         --           (0.00)(a)        --
      --------         --------      --------       --------        --------      --------
         (0.04)           (0.02)        (0.01)         (0.00)          (0.01)        (0.04)
      --------         --------      --------       --------        --------      --------
      $   1.00         $   1.00      $   1.00       $   1.00        $   1.00      $   1.00
      ========         ========      ========       ========        ========      ========
          4.18%            2.20%         0.54%          0.44%(b)        1.22%         3.72%
          4.14%            2.21%         0.54%          0.53%+          1.20%         3.59%
          0.70%            0.70%         0.70%          0.70%+          0.70%         0.70%
          0.93%            0.99%         1.02%          1.01%+          0.94%         0.90%
      $189,216         $246,104      $295,963       $354,215        $429,488      $439,927

FINANCIAL HIGHLIGHTS

TAX FREE BOND FUND

                                                                                      Class A
                                                   ------------------------------------------------------------------------------
                                                                                            January 1,
                                                                                               2003*              Year ended
                                                         Year ended October 31,               through            December 31,
                                                   -----------------------------------      October 31,      --------------------
                                                     2006          2005         2004           2003           2002         2001
                                                   --------       -------      -------      -----------      -------      -------
  Net asset value at beginning of period.........  $   9.62       $  9.84      $  9.75        $ 10.02        $  9.62      $  9.68
                                                   --------       -------      -------        -------        -------      -------
  Net investment income..........................      0.38(a)       0.38         0.38           0.30           0.41         0.45
  Net realized and unrealized gain (loss) on
   investments...................................      0.13(e)      (0.21)        0.07          (0.25)          0.40        (0.06)
                                                   --------       -------      -------        -------        -------      -------
  Total from investment operations...............      0.51          0.17         0.45           0.05           0.81         0.39
                                                   --------       -------      -------        -------        -------      -------
  Less dividends:
   From net investment income....................     (0.38)        (0.39)       (0.36)         (0.32)         (0.41)       (0.45)
                                                   --------       -------      -------        -------        -------      -------
  Net asset value at end of period...............  $   9.75       $  9.62      $  9.84        $  9.75        $ 10.02      $  9.62
                                                   ========       =======      =======        =======        =======      =======
  Total investment return (b)....................      5.43%(d)(e)    1.77%       4.71%          0.54%(c)       8.61%        4.04%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.......................      3.93%         3.92%        3.88%          3.64%+         4.19%        4.59%
     Net expenses................................      0.89%         0.89%        1.02%          1.04%+         1.03%        1.03%
     Expenses (before waiver/reimbursement)......      1.09%(d)      1.06%        1.06%            --             --           --
  Portfolio turnover rate........................        55%           26%          18%            34%            39%          57%
  Net assets at end of period (in 000's).........  $200,593       $38,508      $37,936        $42,712        $46,131      $39,760

                                                                                         Class C
                                                         ------------------------------------------------------------------------
                                                                                              January 1,
                                                                                                 2003*             Year ended
                                                             Year ended October 31,             through           December 31,
                                                         -------------------------------      October 31,      ------------------
                                                          2006         2005        2004          2003           2002        2001
                                                         ------       ------      ------      -----------      ------      ------
  Net asset value at beginning of period...............  $ 9.62       $ 9.85      $ 9.75        $10.02         $ 9.62      $ 9.68
                                                         ------       ------      ------        ------         ------      ------
  Net investment income................................    0.36(a)      0.36        0.36          0.28           0.39        0.42
  Net realized and unrealized gain (loss) on
   investments                                             0.13(e)     (0.22)       0.08         (0.25)          0.40       (0.06)
                                                         ------       ------      ------        ------         ------      ------
  Total from investment operations.....................    0.49         0.14        0.44          0.03           0.79        0.36
                                                         ------       ------      ------        ------         ------      ------
  Less dividends:
   From net investment income..........................   (0.36)       (0.37)      (0.34)        (0.30)         (0.39)      (0.42)
                                                         ------       ------      ------        ------         ------      ------
  Net asset value at end of period.....................  $ 9.75       $ 9.62      $ 9.85        $ 9.75         $10.02      $ 9.62
                                                         ======       ======      ======        ======         ======      ======
  Total investment return (b)..........................    5.16%(d)(e)   1.41%      4.55%         0.32%(c)       8.34%       3.79%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.............................    3.68%        3.67%       3.63%         3.39%+         3.94%       4.34%
     Net expenses......................................    1.14%        1.14%       1.27%         1.29%+         1.28%       1.28%
     Expenses (before waiver/reimbursement)............    1.34%(d)     1.31%       1.31%           --             --          --
  Portfolio turnover rate..............................      55%          26%         18%           34%            39%         57%
  Net assets at end of period (in 000's)...............  $5,949       $6,231      $5,992        $5,840         $7,555      $1,586

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundred of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager
     reimbursement of such losses were less than $0.01 per share on net realized gains on investments; and the effect on
     total investment return was less than 0.01%.

                                                            FINANCIAL HIGHLIGHTS

                                                              TAX FREE BOND FUND

                                     Class B
      ---------------------------------------------------------------------
                                          January 1,
                                             2003*          Year ended
           Year ended October 31,           through        December 31,
      ---------------------------------   October 31,   -------------------
       2006           2005       2004        2003         2002       2001
      -------       --------   --------   -----------   --------   --------
      $  9.62       $   9.85   $   9.75    $  10.02     $   9.62   $   9.68
      -------       --------   --------    --------     --------   --------
         0.36(a)        0.36       0.36        0.28         0.39       0.42
         0.13(e)       (0.22)      0.08       (0.25)        0.40      (0.06)
      -------       --------   --------    --------     --------   --------
         0.49           0.14       0.44        0.03         0.79       0.36
      -------       --------   --------    --------     --------   --------
        (0.36)         (0.37)     (0.34)      (0.30)       (0.39)     (0.42)
      -------       --------   --------    --------     --------   --------
      $  9.75       $   9.62   $   9.85    $   9.75     $  10.02   $   9.62
      =======       ========   ========    ========     ========   ========
         5.16%(d)(e)     1.41%     4.55%       0.32%(c)     8.34%      3.79%
         3.68%          3.67%      3.63%       3.39%+       3.94%      4.34%
         1.14%          1.14%      1.27%       1.29%+       1.28%      1.28%
         1.34%(d)       1.31%      1.31%         --           --         --
           55%            26%        18%         34%          39%        57%
      $45,529       $228,206   $261,626    $297,458     $323,349   $314,867

FINANCIAL HIGHLIGHTS

CONVERTIBLE FUND

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                                                         January 1,
                                                                                            2003*               Year ended
                                                       Year ended October 31,              through             December 31,
                                                 ----------------------------------      October 31,      -----------------------
                                                   2006         2005         2004           2003           2002           2001
                                                 --------      -------      -------      -----------      -------      ----------
  Net asset value at beginning of period.......  $  13.28      $ 12.10      $ 11.78        $ 10.31        $ 11.58       $ 12.45
                                                 --------      -------      -------        -------        -------       -------
  Net investment income........................      0.16(a)      0.18(b)      0.15           0.16           0.25          0.36 (c)
  Net realized and unrealized gain (loss) on
   investments.................................      1.23         1.17         0.34           1.46          (1.27)        (0.87)(c)
  Net realized and unrealized gain on foreign
   currency transactions.......................        --           --           --             --           0.00(d)       0.00 (d)
                                                 --------      -------      -------        -------        -------       -------
  Total from investment operations.............      1.39         1.35         0.49           1.62          (1.02)        (0.51)
                                                 --------      -------      -------        -------        -------       -------
  Less dividends:
   From net investment income..................     (0.16)       (0.17)       (0.17)         (0.15)         (0.25)        (0.36)
                                                 --------      -------      -------        -------        -------       -------
  Net asset value at end of period.............  $  14.51      $ 13.28      $ 12.10        $ 11.78        $ 10.31       $ 11.58
                                                 ========      =======      =======        =======        =======       =======
  Total investment return (e)..................     10.57%       11.21%        4.11%         15.86%(f)      (8.88%)       (4.01%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income.....................      1.14%        1.38%(b)     1.22%          1.85%+         2.30%         2.97%(c)
     Net expenses..............................      1.20%        1.20%        1.34%          1.38%+         1.37%         1.29%
     Expenses (before waiver)..................      1.39%        1.38%        1.35%          1.38%+         1.37%         1.29%
  Portfolio turnover rate......................        72%          93%          96%            73%            94%          175%
  Net assets at end of period (in 000's).......  $340,331      $93,996      $95,015        $89,751        $68,871       $74,317

                                                                                      Class C
                                                  -------------------------------------------------------------------------------
                                                                                         January 1,
                                                                                            2003*               Year ended
                                                       Year ended October 31,              through             December 31,
                                                  ---------------------------------      October 31,      -----------------------
                                                   2006         2005         2004           2003           2002           2001
                                                  -------      -------      -------      -----------      -------      ----------
  Net asset value at beginning of period........  $ 13.29      $ 12.11      $ 11.79        $ 10.33        $ 11.59       $ 12.46
                                                  -------      -------      -------        -------        -------       -------
  Net investment income.........................     0.07(a)      0.08(b)      0.06           0.10           0.17          0.27 (c)
  Net realized and unrealized gain (loss) on
   investments..................................     1.22         1.17         0.33           1.45          (1.27)        (0.87)(c)
  Net realized and unrealized gain on foreign
   currency transactions........................       --           --           --             --           0.00(d)       0.00 (d)
                                                  -------      -------      -------        -------        -------       -------
  Total from investment operations..............     1.29         1.25         0.39           1.55          (1.10)        (0.60)
                                                  -------      -------      -------        -------        -------       -------
  Less dividends:
   From net investment income...................    (0.05)       (0.07)       (0.07)         (0.09)         (0.16)        (0.27)
                                                  -------      -------      -------        -------        -------       -------
  Net asset value at end of period..............  $ 14.53      $ 13.29      $ 12.11        $ 11.79        $ 10.33       $ 11.59
                                                  =======      =======      =======        =======        =======       =======
  Total investment return (e)...................     9.73%       10.35%        3.32%         15.09%(f)      (9.50%)       (4.76%)
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income......................     0.49%        0.63%(b)     0.47%          1.10%+         1.55%         0.22%(c)
     Net expenses...............................     1.95%        1.95%        2.09%          2.13%+         2.12%         2.04%
     Expenses (before waiver)...................     2.14%        2.13%        2.10%          2.13%+         2.12%         2.04%
  Portfolio turnover rate.......................       72%          93%          96%            73%            94%          175%
  Net assets at end of period (in 000's)........  $24,640      $23,992      $27,041        $26,079        $15,289       $13,241

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively, as a
     result of a special one time dividend from Microsoft Corp.
(c)  As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income..............................  ($0.00)(d)    ($0.00)(d)    ($0.00)(d)
Increase net realized and unrealized gains and losses.......    0.00 (d)      0.00 (d)      0.00 (d)
Decrease ratio of net investment income.....................   (0.07%)       (0.07%)       (0.07%)

(d)  Less than one cent per share.
(e)  Total return is calculated exclusive of sales charges.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                                CONVERTIBLE FUND

                                             Class B
       ------------------------------------------------------------------------------------
                                                    January 1,
                                                       2003*               Year ended
               Year ended October 31,                 through             December 31,
       ---------------------------------------      October 31,      ----------------------
         2006             2005          2004           2003            2002          2001
       --------         --------      --------      -----------      --------      --------
       $  13.29         $  12.11      $  11.79       $  10.33        $  11.59      $  12.46
       --------         --------      --------       --------        --------      --------
           0.09(a)          0.08(b)       0.06           0.10            0.17          0.27 (c)
           1.21             1.17          0.33           1.45           (1.27)        (0.87)(c)
             --               --            --             --            0.00(d)       0.00 (d)
       --------         --------      --------       --------        --------      --------
           1.30             1.25          0.39           1.55           (1.10)        (0.60)
       --------         --------      --------       --------        --------      --------
          (0.05)           (0.07)        (0.07)         (0.09)          (0.16)        (0.27)
       --------         --------      --------       --------        --------      --------
       $  14.54         $  13.29      $  12.11       $  11.79        $  10.33      $  11.59
       ========         ========      ========       ========        ========      ========
           9.81%           10.35%         3.32%         15.09%(f)       (9.50%)       (4.76%)
           0.68%            0.63%(b)      0.47%          1.10%+          1.55%         2.22%(c)
           1.95%            1.95%         2.09%          2.13%+          2.12%         2.04%
           2.14%            2.13%         2.10%          2.13%+          2.12%         2.04%
             72%              93%           96%            73%             94%          175%
       $121,274         $390,163      $430,326       $470,459        $436,572      $561,254

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND

                                                                                      Class A
                                                      ------------------------------------------------------------------------
                                                                                             January 1,
                                                                                                2003*          Year ended
                                                             Year ended October 31,            through        December 31,
                                                      ------------------------------------   October 31,   -------------------
                                                        2006           2005         2004        2003         2002       2001
                                                      --------        -------     --------   -----------   --------   --------
  Net asset value at beginning of period............  $  18.92        $ 17.96     $  17.42    $  15.29     $  18.92   $  22.14
                                                      --------        -------     --------    --------     --------   --------
  Net investment income.............................      0.27(a)        0.21(b)      0.17        0.16(a)      0.27       0.34 (c)
  Net realized and unrealized gain (loss) on
   investments......................................      1.67(f)        1.29         0.54        2.12        (3.62)     (2.99)(c)
                                                      --------        -------     --------    --------     --------   --------
  Total from investment operations..................      1.94           1.50         0.71        2.28        (3.35)     (2.65)
                                                      --------        -------     --------    --------     --------   --------
  Less dividends and distributions:
   From net investment income.......................     (0.27)         (0.21)       (0.17)      (0.15)       (0.28)     (0.35)
   From net realized gain on investments............     (0.77)         (0.33)          --          --           --      (0.22)
                                                      --------        -------     --------    --------     --------   --------
  Total dividends and distributions.................     (1.04)         (0.54)       (0.17)      (0.15)       (0.28)     (0.57)
                                                      --------        -------     --------    --------     --------   --------
  Net asset value at end of period..................  $  19.82        $ 18.92     $  17.96    $  17.42     $  15.29   $  18.92
                                                      ========        =======     ========    ========     ========   ========
  Total investment return (d).......................     10.53%(e)(f)    8.43%        4.05%      15.02%(g)   (17.75%)   (11.92%)
  Ratios (to average net assets)/
   Supplemental Data:
   Net investment income............................      1.42%          1.10%(b)     0.94%       1.21%+       1.57%      1.74%(c)
   Net expenses.....................................      1.19%          1.19%        1.30%       1.33%+       1.30%      1.18%
   Expenses (before waiver/reimbursement)...........      1.34%(e)       1.31%        1.30%       1.33%+       1.31%      1.21%
  Portfolio turnover rate...........................        70%(h)         77%(h)      103%         67%          96%       120%
  Net assets at end of period (in 000's)............  $502,340        $98,180     $115,877    $138,787     $140,298   $221,022

                                                                                    Class C
                                                      -------------------------------------------------------------------
                                                                                        January 1,
                                                                Year ended                 2003*           Year ended
                                                               October 31,                through         December 31,
                                                      ------------------------------    October 31,    ------------------
                                                       2006          2005      2004        2003         2002       2001
                                                      ------        ------    ------    -----------    -------    -------
  Net asset value at beginning of period............  $18.94        $17.98    $17.45      $15.32       $ 18.95    $ 22.17
                                                      ------        ------    ------      ------       -------    -------
  Net investment income.............................    0.12(a)       0.07(b)   0.04        0.06(a)       0.14       0.20 (c)
  Net realized and unrealized gain (loss) on
   investments......................................    1.67(f)       1.28      0.53        2.13         (3.61)     (3.00)(c)
                                                      ------        ------    ------      ------       -------    -------
  Total from investment operations..................    1.79          1.35      0.57        2.19         (3.47)     (2.80)
                                                      ------        ------    ------      ------       -------    -------
  Less dividends and distributions:
   From net investment income.......................   (0.12)        (0.06)    (0.04)      (0.06)        (0.16)     (0.20)
   From net realized gain on investments............   (0.77)        (0.33)       --          --            --      (0.22)
                                                      ------        ------    ------      ------       -------    -------
  Total dividends and distributions.................   (0.89)        (0.39)    (0.04)      (0.06)        (0.16)     (0.42)
                                                      ------        ------    ------      ------       -------    -------
  Net asset value at end of period..................  $19.84        $18.94    $17.98      $17.45       $ 15.32    $ 18.95
                                                      ======        ======    ======      ======       =======    =======
  Total investment return (d).......................    9.69%(e)(f)   7.60%     3.27%      14.33%(g)    (18.37%)   (12.61%)
  Ratios (to average net assets)/
   Supplemental Data:
   Net investment income............................    0.62%         0.35%(b)   0.19%      0.46%+        0.82%      0.99%(c)
   Net expenses.....................................    1.94%         1.94%     2.05%       2.08%+        2.05%      1.93%
   Expenses (before waiver/reimbursement)...........    2.09%(e)      2.06%     2.05%       2.08%+        2.06%      1.96%
  Portfolio turnover rate...........................      70%(h)        77%(h)    103%        67%           96%       120%
  Net assets at end of period (in 000's)............  $3,175        $3,854    $4,532      $4,845       $ 4,501    $ 7,528

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below.

                                                                CLASS A    CLASS B    CLASS C
                                                                -------    -------    -------
Decrease net investment income..............................    $(0.02)    $(0.02)    $(0.02)
Increase net realized and unrealized gains and losses.......      0.02       0.02       0.02
Decrease ratio of net investment income.....................     (0.10%)    (0.10%)    (0.10%)

(d)  Total return is calculated exclusive of sales charge. Class
     I is not subject to sales charges.
(e) Includes nonrecurring reimbursements for Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f) The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than $0.01 per share on net realized gains on investments; and the effect on total investment return was 0.02%, respectively.
(g)  Total return is not annualized.
(h) The portfolio turnover rate not including mortgage dollar rolls is 55% and 38% for the years ended October 31, 2006 and 2005, respectively.

                                                            FINANCIAL HIGHLIGHTS

                                                               TOTAL RETURN FUND

                                             Class B
      -------------------------------------------------------------------------------------
                                                  January 1,
                                                     2003*                Year ended
              Year ended October 31,                through              December 31,
      --------------------------------------      October 31,      ------------------------
        2006            2005          2004           2003            2002           2001
      --------        --------      --------      -----------      --------      ----------
      $  18.95        $  17.98      $  17.45       $  15.32        $  18.95      $    22.17
      --------        --------      --------       --------        --------      ----------
          0.11(a)         0.07(b)       0.04           0.06(a)         0.14            0.20 (c)
          1.69(f)         1.29          0.53           2.13           (3.61)          (3.00)(c)
      --------        --------      --------       --------        --------      ----------
          1.80            1.36          0.57           2.19           (3.47)          (2.80)
      --------        --------      --------       --------        --------      ----------
         (0.12)          (0.06)        (0.04)         (0.06)          (0.16)          (0.20)
         (0.77)          (0.33)           --             --              --           (0.22)
      --------        --------      --------       --------        --------      ----------
         (0.89)          (0.39)        (0.04)         (0.06)          (0.16)          (0.42)
      --------        --------      --------       --------        --------      ----------
      $  19.86        $  18.95      $  17.98       $  17.45        $  15.32      $    18.95
      ========        ========      ========       ========        ========      ==========
          9.74%(e)(f)     7.66%         3.27%         14.33%(g)      (18.37%)        (12.61%)
          0.55%           0.35%(b)      0.19%          0.46%+          0.82%           0.99%(c)
          1.94%           1.94%         2.05%          2.08%+          2.05%           1.93%
          2.09%(e)        2.06%         2.05%          2.08%+          2.06%           1.96%
            70%(h)          77%(h)       103%            67%             96%            120%
      $202,149        $665,908      $749,689       $829,016        $793,340      $1,143,755

                     Class I
      --------------------------------------
                                 January 2,
           Year ended              2004**
           October 31,             through
      ---------------------      October 31,
       2006           2005          2004
      ------         ------      -----------
      $18.98         $17.92        $17.98
      ------         ------        ------
        0.36(a)        0.26(b)       0.15
        1.69(f)        1.42         (0.03)
      ------         ------        ------
        2.05           1.68          0.12
      ------         ------        ------
       (0.36)         (0.29)        (0.18)
       (0.77)         (0.33)           --
      ------         ------        ------
       (1.13)         (0.62)        (0.18)
      ------         ------        ------
      $19.90         $18.98        $17.92
      ======         ======        ======
       11.11%(e)(f)    9.51%         0.68%(g)
        1.86%          1.43%(b)      1.40%+
        0.74%          0.86%         0.84%+
        0.89%(e)       0.98%         0.84%+
          70%(h)         77%(h)       103%
      $   13         $    7        $    3

FINANCIAL HIGHLIGHTS

GLOBAL HIGH INCOME FUND

                                                                                       Class A
                                                        ----------------------------------------------------------------------
                                                                                              January 1,
                                                                                                 2003*          Year ended
                                                              Year ended October 31,            through        December 31,
                                                        ----------------------------------    October 31,    -----------------
                                                          2006           2005       2004         2003         2002       2001
                                                        --------        -------    -------    -----------    -------    ------
  Net asset value at beginning of period..............  $  11.44        $ 11.17    $ 10.49      $  8.89      $  8.72    $ 8.49
                                                        --------        -------    -------      -------      -------    ------
  Net investment income...............................      0.69(g)        0.73       0.76         0.63         0.73      0.85(a)
  Net realized and unrealized gain on investments.....      0.59(e)        0.49       0.67         1.56         0.19      0.24(a)
  Net realized and unrealized gain (loss) on foreign
   currency transactions..............................      0.01           0.00(b)    0.00(b)      0.00(b)     (0.01)       --
                                                        --------        -------    -------      -------      -------    ------
  Total from investment operations....................      1.29           1.22       1.43         2.19         0.91      1.09
                                                        --------        -------    -------      -------      -------    ------
  Less dividends and distributions:
   From net investment income.........................     (0.91)         (0.76)     (0.75)       (0.59)       (0.74)    (0.86)
   From net realized gain on investments..............        --          (0.19)        --           --           --        --
                                                        --------        -------    -------      -------      -------    ------
  Total dividends and distributions...................     (0.91)         (0.95)     (0.75)       (0.59)       (0.74)    (0.86)
                                                        --------        -------    -------      -------      -------    ------
  Net asset value at end of period....................  $  11.82        $ 11.44    $ 11.17      $ 10.49      $  8.89    $ 8.72
                                                        ========        =======    =======      =======      =======    ======
  Total investment return (c).........................     11.75%(d)(e)   11.35%     14.26%       25.21%(f)    11.01%    13.59%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income............................      5.97%          6.63%      7.29%        7.75%+       8.49%    10.11%(a)
     Net expenses.....................................      1.40%          1.43%      1.53%        1.63%+       1.70%     1.70%
     Expenses (before waiver/reimbursement)...........      1.43%(d)       1.46%      1.53%        1.63%+       1.91%     2.27%
  Portfolio turnover rate.............................        33%            34%        24%          34%          92%      111%
  Net assets at end of period (in 000's)..............  $121,810        $86,515    $44,434      $34,371      $22,754    $9,894

                                                                                      Class C
                                                        --------------------------------------------------------------------
                                                                                             January 1,
                                                                                                2003*          Year ended
                                                             Year ended October 31,            through        December 31,
                                                        ---------------------------------    October 31,    ----------------
                                                         2006           2005       2004         2003         2002      2001
                                                        -------        -------    -------    -----------    ------    ------
  Net asset value at beginning of period..............  $ 11.36        $ 11.10    $ 10.44      $  8.86      $ 8.68    $ 8.46
                                                        -------        -------    -------      -------      ------    ------
  Net investment income...............................     0.60(g)        0.65       0.69         0.57        0.67      0.79(a)
  Net realized and unrealized gain on investments.....     0.58(e)        0.48       0.65         1.54        0.20      0.23(a)
  Net realized and unrealized gain (loss) on foreign
   currency transactions..............................     0.01          (0.00)(b)   (0.00)(b)      0.00(b)  (0.01)       --
                                                        -------        -------    -------      -------      ------    ------
  Total from investment operations....................     1.19           1.13       1.34         2.11        0.86      1.02
                                                        -------        -------    -------      -------      ------    ------
  Less dividends and distributions:
   From net investment income.........................    (0.83)         (0.68)     (0.68)       (0.53)      (0.68)    (0.80)
   From net realized gain on investments..............       --          (0.19)        --           --          --        --
                                                        -------        -------    -------      -------      ------    ------
  Total dividends and distributions...................    (0.83)         (0.87)     (0.68)       (0.53)      (0.68)    (0.80)
                                                        -------        -------    -------      -------      ------    ------
  Net asset value at end of period....................  $ 11.72        $ 11.36    $ 11.10      $ 10.44      $ 8.86    $ 8.68
                                                        =======        =======    =======      =======      ======    ======
  Total investment return (c).........................    10.87%(d)(e)   10.62%     13.36%       24.33%(f)   10.33%    12.69%
  Ratios (to average net assets)/
   Supplemental Data:
     Net investment income............................     5.22%          5.88%      6.54%        7.00%+      7.74%     9.36%(a)
     Net expenses.....................................     2.15%          2.18%      2.28%        2.38%+      2.45%     2.45%
     Expenses (before waiver/reimbursement)...........     2.18%(d)       2.21%      2.28%        2.38%+      2.66%     3.02%
  Portfolio turnover rate.............................       33%            34%        24%          34%         92%      111%
  Net assets at end of period (in 000's)..............  $39,176        $28,547    $16,455      $11,031      $8,060    $  957

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  CLASS A      CLASS B      CLASS C
                                                                  -------      -------      -------
Decrease net investment income..............................      ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses.......        0.00 (b)     0.00 (b)     0.00 (b)
Decrease ratio of net investment income.....................       (0.04%)      (0.04%)      (0.04%)

(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
(d) Includes nonrecurring reimbursements from Manager for professional fees costs. The effect on total return was less than one hundred of a percent.
(e) The impact of nonrecurring dilute effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than $0.01 per share on net realized gains on investments; and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.
(g) Per share data based on average shares outstanding during the period.

                                                            FINANCIAL HIGHLIGHTS

                                                         GLOBAL HIGH INCOME FUND

                                           Class B
      ---------------------------------------------------------------------------------
                                                  January 1,
                                                     2003*              Year ended
              Year ended October 31,                through            December 31,
      --------------------------------------      October 31,      --------------------
       2006              2005         2004           2003           2002         2001
      -------           -------      -------      -----------      -------      -------
      $ 11.36           $ 11.10      $ 10.44        $  8.86        $  8.68      $  8.46
      -------           -------      -------        -------        -------      -------
         0.60(g)           0.65         0.69           0.57           0.67         0.79(a)
         0.58(e)           0.48         0.65           1.54           0.20         0.23(a)
         0.01             (0.00)(b)    (0.00)(b)       0.00(b)       (0.01)          --
      -------           -------      -------        -------        -------      -------
         1.19              1.13         1.34           2.11           0.86         1.02
      -------           -------      -------        -------        -------      -------
        (0.83)            (0.68)       (0.68)         (0.53)         (0.68)       (0.80)
           --             (0.19)          --             --             --           --
      -------           -------      -------        -------        -------      -------
        (0.83)            (0.87)       (0.68)         (0.53)         (0.68)       (0.80)
      -------           -------      -------        -------        -------      -------
      $ 11.72           $ 11.36      $ 11.10        $ 10.44        $  8.86      $  8.68
      =======           =======      =======        =======        =======      =======
        10.87%(d)(e)      10.62%       13.36%         24.33%(f)      10.33%       12.69%
         5.22%             5.88%        6.54%          7.00%+         7.74%        9.36%(a)
         2.15%             2.18%        2.28%          2.38%+         2.45%        2.45%
         2.18%(d)          2.21%        2.28%          2.38%+         2.66%        3.02%
           33%               34%          24%            34%            92%         111%
      $43,136           $57,500      $31,459        $26,881        $16,708      $ 6,715

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

                                                                          Class A
                                    ------------------------------------------------------------------------------------
                                                                                   January 1,
                                                                                      2003*              Year ended
                                             Year ended October 31,                  through            December 31,
                                    -----------------------------------------      October 31,      --------------------
                                      2006               2005          2004           2003           2002         2001
                                    --------            -------       -------      -----------      -------      -------
  Net asset value at beginning
   of period....................    $  13.53            $ 11.95       $ 10.50        $  8.73        $  9.11      $ 10.98
                                    --------            -------       -------        -------        -------      -------
  Net investment income (loss)
   (a)..........................        0.24               0.15          0.07           0.08          (0.00)(b)    (0.01)
  Net realized and unrealized
   gain (loss) on investments...        3.65(e)            1.59          1.48           1.63          (0.43)       (1.82)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........       (0.10)             (0.14)         0.03           0.04           0.05         0.11
                                    --------            -------       -------        -------        -------      -------
  Total from investment
   operations...................        3.79               1.60          1.58           1.75          (0.38)       (1.72)
                                    --------            -------       -------        -------        -------      -------
  Less dividends and
   distributions:
   From net investment income...       (0.04)             (0.02)        (0.13)            --             --        (0.09)
   From net realized gain on
     investments................       (0.59)                --            --             --             --        (0.06)
                                    --------            -------       -------        -------        -------      -------
  Total dividends and
   distributions................       (0.63)             (0.02)        (0.13)            --             --        (0.15)
                                    --------            -------       -------        -------        -------      -------
  Redemption fee (a)............        0.00(b)            0.00(b)       0.00(b)        0.02             --           --
                                    --------            -------       -------        -------        -------      -------
  Net asset value at end of
   period.......................    $  16.69            $ 13.53       $ 11.95        $ 10.50        $  8.73      $  9.11
                                    ========            =======       =======        =======        =======      =======
  Total investment return (c)...       29.11%(d)(e)       13.40%        15.11%         20.27%(f)      (4.17%)     (15.70%)
  Ratios (to average net
   assets)/
   Supplemental Data:
   Net investment income
     (loss).....................        1.65%              1.15%         0.60%          0.99%+        (0.05%)      (0.07%)
   Net expenses                         1.62%              1.74%         1.90%          2.27%+         2.26%        2.17%
   Expenses (before
     waiver/reimbursement)......        1.67%(d)           1.76%           --             --             --           --
  Portfolio turnover rate.......          50%                51%           54%            71%           102%         129%
  Net assets at end of period
   (in 000's)...................    $145,964            $87,204       $70,252        $43,747        $30,084      $25,470

                                                                          Class C
                                    ------------------------------------------------------------------------------------
                                                                                  January 1,
                                                                                     2003*               Year ended
                                            Year ended October 31,                  through             December 31,
                                    ---------------------------------------       October 31,       --------------------
                                     2006               2005          2004           2003            2002         2001
                                    -------            -------       ------       -----------       ------       -------
  Net asset value at beginning
   of period....................    $ 12.87            $ 11.44       $10.09         $ 8.44          $ 8.87       $ 10.70
                                    -------            -------       ------         ------          ------       -------
  Net investment income (loss)
   (a)..........................       0.13               0.05        (0.02)          0.02           (0.08)        (0.07)
  Net realized and unrealized
   gain (loss) on investments...       3.45(e)            1.52         1.41           1.57           (0.40)        (1.80)
  Net realized and unrealized
   gain (loss) on foreign
   currency transactions........      (0.09)             (0.14)        0.03           0.04            0.05          0.11
                                    -------            -------       ------         ------          ------       -------
  Total from investment
   operations...................       3.49               1.43         1.42           1.63           (0.43)        (1.76)
                                    -------            -------       ------         ------          ------       -------
  Less dividends and
   distributions:
   From net investment income...         --                 --        (0.07)            --              --         (0.01)
   From net realized gain on
     investments................      (0.59)                --           --             --              --         (0.06)
                                    -------            -------       ------         ------          ------       -------
  Total dividends and
   distributions................      (0.59)                --        (0.07)            --              --         (0.07)
                                    -------            -------       ------         ------          ------       -------
  Redemption fee (a)............       0.00(b)            0.00(b)      0.00(b)        0.02              --            --
                                    -------            -------       ------         ------          ------       -------
  Net asset value at end of
   period.......................    $ 15.77            $ 12.87       $11.44         $10.09          $ 8.44       $  8.87
                                    =======            =======       ======         ======          ======       =======
  Total investment return (c)...      28.15%(d)(e)       12.50%       14.16%         19.55%(f)       (4.85%)      (16.44%)
  Ratios (to average net
   assets)/
   Supplemental Data:
     Net investment income
      (loss)....................       0.91%              0.40%       (0.15%)         0.24%+         (0.80%)       (0.82%)
     Net expenses...............       2.37%              2.49%        2.65%          3.02%+          3.01%         2.92%
     Expenses (before
      waiver/reimbursement).....       2.42%(d)           2.51%          --             --              --            --
  Portfolio turnover rate.......         50%                51%          54%            71%            102%          129%
  Net assets at end of period
   (in 000's)...................    $17,026            $11,600       $6,718         $2,715          $1,284       $   371

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I, R1, R2 and R3 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundred of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager
     reimbursement of such losses were $0.02 per share on net
     realized gains on investments; and the effect on total
     investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                       INTERNATIONAL EQUITY FUND

                                          Class B
  ----------------------------------------------------------------------------------------
                                                   January 1,
                                                      2003*             Year ended
                Year ended October 31,               through           December 31,
      ------------------------------------------   October 31,   -------------------------
         2006             2005          2004          2003          2002          2001
      -----------      -----------   -----------   -----------   -----------   -----------
        $ 12.88          $ 11.44       $ 10.09       $  8.44       $  8.88       $ 10.70
        -------          -------       -------       -------       -------       -------
           0.15             0.05         (0.02)         0.02         (0.08)       (0.07)
           3.43(e)          1.53          1.41          1.57         (0.41)       (1.79)
          (0.09)           (0.14)         0.03          0.04          0.05          0.11
        -------          -------       -------       -------       -------       -------
           3.49             1.44          1.42          1.63         (0.44)       (1.75)
        -------          -------       -------       -------       -------       -------
             --               --         (0.07)           --            --        (0.01)
          (0.59)              --            --            --            --        (0.06)
        -------          -------       -------       -------       -------       -------
          (0.59)              --         (0.07)           --            --        (0.07)
        -------          -------       -------       -------       -------       -------
           0.00(b)          0.00(b)       0.00(b)       0.02            --            --
        -------          -------       -------       -------       -------       -------
        $ 15.78          $ 12.88       $ 11.44       $ 10.09       $  8.44       $  8.88
        =======          =======       =======       =======       =======       =======
          28.13%(d)(e)     12.59%        14.16%        19.55%(f)     (4.95%)      (16.34%)
           1.11%            0.40%        (0.15%)        0.24%+       (0.80%)       (0.82%)
           2.37%            2.49%         2.65%         3.02%+        3.01%         2.92%
           2.41%(d)         2.51%           --            --            --            --
             50%              51%           54%           71%          102%          129%
        $67,150          $88,410       $69,882       $56,490       $46,779       $51,887

                      Class I                                Class R1                              Class R2
      ---------------------------------------   -----------------------------------   -----------------------------------
                                  January 2,                            January 2,                            January 2,
             Year ended             2004**           Year ended           2004**           Year ended           2004**
             October 31,            through          October 31,          through          October 31,          through
      -------------------------   October 31,   ---------------------   October 31,   ---------------------   October 31,
        2006             2005        2004        2006           2005       2004        2006           2005       2004
      --------         --------   -----------   ------         ------   -----------   ------         ------   -----------
      $  13.60         $  12.02     $ 11.40     $13.54         $12.00     $11.40      $13.55         $11.99     $11.40
      --------         --------     -------     ------         ------     ------      ------         ------     ------
          0.33             0.23        0.12       0.32           0.22       0.12        0.31           0.19       0.09
          3.66(e)          1.59        0.49       3.64(e)        1.54       0.47        3.62(e)        1.57       0.49
         (0.10)           (0.14)       0.01      (0.10)         (0.14)      0.01       (0.10)         (0.14)      0.01
      --------         --------     -------     ------         ------     ------      ------         ------     ------
          3.89             1.68        0.62       3.86           1.62       0.60        3.83           1.62       0.59
      --------         --------     -------     ------         ------     ------      ------         ------     ------
         (0.11)           (0.10)         --      (0.10)         (0.08)        --       (0.07)         (0.06)        --
         (0.59)              --          --      (0.59)            --         --       (0.59)            --         --
      --------         --------     -------     ------         ------     ------      ------         ------     ------
         (0.70)           (0.10)         --      (0.69)         (0.08)        --       (0.66)         (0.06)        --
      --------         --------     -------     ------         ------     ------      ------         ------     ------
          0.00(b)          0.00(b)      0.00(b)   0.00(b)        0.00(b)     0.00(b)    0.00(b)        0.00(b)     0.00(b)
      --------         --------     -------     ------         ------     ------      ------         ------     ------
      $  16.79         $  13.60     $ 12.02     $16.71         $13.54     $12.00      $16.72         $13.55     $11.99
      ========         ========     =======     ======         ======     ======      ======         ======     ======
         29.94%(d)(e)     13.98%       5.44%(f)  29.76%(d)(e)   13.57%      5.26%(f)   29.53%(d)(e)   13.52%      5.18%(f)
          2.22%            1.72%       1.33%+     2.19%          1.62%      1.23%+      2.07%          1.37%      0.98%+
          1.01%            1.17%       1.17%+     1.12%          1.27%      1.27%+      1.37%          1.52%      1.52%+
          1.08%(d)         1.19%         --       1.17%(d)       1.29%        --        1.42%(d)       1.54%        --
            50%              51%         54%        50%            51%        54%         50%            51%        54%
      $520,233         $135,643     $39,266     $3,893         $3,325     $    1      $  289         $  416     $    1

        Class R3
       -----------
        April 28,
         2006**
         through
       October 31,
          2006
       -----------
         $15.26
         ------
           0.13
           1.35(e)
          (0.04)
         ------
           1.44
         ------
             --
             --
         ------
             --
         ------
           0.00(b)
         ------
         $16.70
         ======
           9.44%(f)
           1.60%+
           1.59%+
           1.70%(d)+
             50%
         $   11

Appendix A

TAXABLE EQUIVALENT YIELD TABLE*(+)

  IF YOUR FEDERAL                                                    a tax-free yield of
  MARGINAL INCOME TAX            3.50%       4.00%       4.50%       5.00%       5.50%       6.00%       6.50%        7.00%
  RATE IS                                                      would equal a taxable yield of:
  15.00%                         4.12%       4.71%       5.29%       5.88%       6.47%       7.06%        7.65%        8.24%
  27.00%                         4.79%       5.48%       6.16%       6.85%       7.53%       8.22%        8.90%        9.59%
  30.00%                         5.00%       5.71%       6.43%       7.14%       7.86%       8.57%        9.29%       10.00%
  35.00%                         5.38%       6.15%       6.92%       7.69%       8.46%       9.23%       10.00%       10.77%
  38.60%                         5.70%       6.51%       7.33%       8.14%       8.96%       9.77%       10.59%       11.40%

* This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

(+) This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

[MAINSTAY LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.
                                                                     MS01b-03/07

[MAINSTAY LOGO]

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.
                                                                 RPS-MS01b-03/07

(MAINSTAY LOGO)


EQUITY FUNDS


MainStay Equity Index Fund

                                           MAINSTAY(R) FUNDS

                                           Prospectus
                                           March 1, 2007

                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

                                            This page intentionally left blank

        WHAT'S INSIDE?

  3      Investment Objective, Principal Investment Strategies and
         Principal Risks:
         An Overview

  6      MainStay Equity Index Fund*

 10      More About Investment Strategies and Risks

 13      Shareholder Guide

 23      Know With Whom You're Investing

 25      Financial Highlights

---------------

* Closed to new investors and new share purchases.

                      [This page intentionally left blank]

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses the MainStay Equity Index Fund (the "Fund"), a series of The MainStay Funds, a Massachusetts business trust (the "Trust") which is a series mutual fund that offers different series, including the Fund, that invest for varying combinations of income and capital appreciation. The other MainStay Funds not discussed in this Prospectus are offered by separate prospectuses, which are available upon request. The Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM is responsible for the day-to-day portfolio management of the Fund.

Under normal market conditions, the Fund invests primarily in equity securities. In times of unusual or adverse conditions the Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including (without limitation):

- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trusts (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include (without limitation):

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of the Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in the Fund, you should understand that you could lose money.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of the Fund. Please review it carefully.

                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.


---------------------------

The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus they range from $1.4 billion to $446.9 billion.


---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

MAINSTAY EQUITY
INDEX FUND*

The Equity Index Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

INVESTMENT PROCESS

NYLIM, the Fund's manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95 (before charges, fees and expenses). A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Fund's investments also include S&P 500(R) Index futures which are used for cash management purposes.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:

- transaction costs;

- changes in either the makeup of the S&P 500(R) Index or the number of shares outstanding for the components of the S&P 500(R) Index; and

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

Consistent with its principal investment strategies, the Fund's investments include S&P 500(R) Index futures which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

---------------
* CLOSED TO NEW INVESTORS AND NEW SHARE PURCHASES. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends only.
 6

                                                               EQUITY INDEX FUND


GUARANTEE


The Fund comes with an unconditional one-day guarantee from NYLIFE LLC ("NYLIFE"). If, on the business day immediately after ten years from your date(s) of purchase(s) (the "Guarantee Date"), the net asset value of a Fund share, plus the value of all cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period is less than the price you initially paid for the Fund share, NYLIFE will pay you the difference between the price you paid and the net asset value of a Fund share as of the close of business on the Guarantee Date. See "The Equity Index Fund Guarantee" later in this Prospectus.

Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the guarantee.

EQUITY INDEX FUND

[Equity Index Fund Bar Chart]

97                                                                               32.26
98                                                                               27.69
99                                                                               19.99
00                                                                               -9.71
01                                                                              -12.65
02                                                                              -22.70
03                                                                               27.40
04                                                                                9.95
05                                                                                4.33
06                                                                               15.14

ANNUAL RETURNS, CLASS A SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE

The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Class A shares were first offered on December 20, 1990. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES
(1997-2006)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.22%             4/98
  Lowest return/worst quarter                                       -17.27%             3/02




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                    1 YEAR           5 YEARS           10 YEARS
  Equity Index Fund
  Return Before Taxes
    Class A                                                         11.69%            4.76%              7.27%

  Return After Taxes on Distributions(1)
    Class A                                                         11.44%            4.38%              6.70%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class A                                                          7.93%            3.94%              6.14%

  S&P 500(R) Index(2) (reflects no deduction for fees,
  expenses, or taxes)                                               15.79%            6.19%              8.42%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               EQUITY INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%



  Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption
  proceeds)                                                      None

  Redemption Fee
  (as a percentage of redemption proceeds)                       None



  Maximum Account Fee                                            None

  ANNUAL FUND OPERATING EXPENSES(1)
  (expenses that are deducted from Fund Assets)



  Management Fee(2)                                              0.25%

  Distribution and/or Service Fees(3)                            0.25%



  Other Expenses(4)                                              0.28%

  Total Annual Fund Operating Expenses(5)                        0.78%



  Less Waivers/Reimbursements(5)                                -0.18%

  Net Annual Fund Operating Expenses(5)                          0.60%




1 Expenses have been restated to reflect current fees.
2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $1.0 billion; 0.225% from $1.0 billion up to $3.0 billion; and 0.20% in excess of $3.0 billion. Effective August 1, 2005, NYLIM contractually agreed to reduce the management fee from 0.50% to 0.25%. In addition, NYLIM has voluntarily agreed to waive its management fee to 0.19% up to $1.0 billion; 0.165% from $1.0 billion up to $3.0 billion; and 0.14% in excess of $3.0 billion. This waiver may be discontinued at any time without notice.

3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other Expenses" includes the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.

5 NYLIM has entered into a written expense limitation agreement, effective March 1, 2007, under which it has agreed, through August 1, 2008, to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.60% of average daily net assets for Class A shares. This expense limitation may be modified or terminated early only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. The Total Annual Fund Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invests.

Prior to March 1, 2007, NYLIM had an agreement in place under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.60% of the Fund's average daily net assets for its Class A Shares.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

  Expenses after          Class A
   1 Year                 $  359

   3 Years                $  516



   5 Years                $  696

  10 Years                $1,214




MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information (see the back cover of this Prospectus).

INVESTMENT POLICIES

The discussion of Principal Investment Strategies for the Fund states that the Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. If, under normal circumstances, the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.

DERIVATIVE SECURITIES

The Fund may invest in derivative securities. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments these techniques could result in a loss regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, or its agent will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading the Fund does during the year. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

THE EQUITY INDEX FUND GUARANTEE

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date(s) of purchase(s) of a Fund share, (the "Guarantee Date"), the NAV of that Fund share plus the value of all dividends and distributions paid with respect to that Fund share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guarantee Date. NYLIM Service Company LLC administers the Guarantee. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in this Prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of the cash distribution. The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a share-holder on dividends and distributions received from the Fund. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee. When you sell Fund shares, the Fund first redeems the shares you've held longest.

Following their particular Guarantee Date, the shares of the Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.

NYLIFE became a limited liability company on September 30, 1999. Prior to this time, NYLIFE had been a New York corporation incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year appear in the Statement of Additional Information.

New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, nor New York Life, NYLIM, NYLIFE Distributors LLC, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

For more information on the Guarantee, see the Statement of Additional Information.

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

INFORMATION ON SALES CHARGES

The Fund is closed to new investors and new share purchases.

INFORMATION ON FEES

Rule 12b-1 Plans

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of the Fund. The distribution fee is intended to reimburse the Fund's distributor, NYLIFE Distributors LLC (the "Distributor"), for amounts previously advanced to pay for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder account servicing arrangements.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For

SHAREHOLDER GUIDE

more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY YOUR FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

The Fund is currently closed to new investors and to new share purchases. You may purchase shares of other MainStay Funds. Please see the prospectuses of those Funds for instructions for purchasing shares of those Funds. The sections below detail how you may sell shares of the Fund, including exchanging Fund shares for shares of other MainStay Funds.

                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS

                                        HOW                                             DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                           - You may sell (redeem) your shares through your
                                                                   investment dealer or by any of the methods
                                                                   described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              - The Trust's transfer agent, NYLIM Service Company
                       Call MainStay Investments toll-free         ("MainStay Investments"), will only send checks to
                       at 1-800-MAINSTAY (1-800-624-6782)          the account owner at the owner's address of record
                       between 8 am and 6 pm eastern time          and generally will not send checks to addresses on
                       any day the New York Stock Exchange         record for 30 days or less.
                       is open. Call before 4 pm eastern          - The maximum order MainStay Investments can
                       time to sell shares at the current          process by phone is $100,000.
                       day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                       Call MainStay Investments toll-free         phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)          by bank wire to your designated bank account the
                       between 8 am and 6 pm eastern time          next business day, although it may take up to
                       any day the New York Stock Exchange         seven days to do so. Your bank may charge you a
                       is open. Eligible investors may sell        fee to receive the wire transfer.
                       shares and have proceeds                   - MainStay Investments must have your bank account
                       electronically credited to a                information on file.
                       designated bank account.                   - There is an $11 fee for wire redemptions.
                                                                  - The minimum wire transfer amount is $1,000.




                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MainStay Investments must have your bank account
                       ACH:                                        information on file.
                       Call MainStay Investments toll-free        - Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)          account.
                       between 8 am and 6 pm eastern time         - There is no fee from MainStay Investments for
                       any day banks and the New York Stock         this transaction.
                       Exchange are open.                         - The maximum ACH transfer amount is $100,000.
                       Visit us at
                       www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial                       documentation, as required.
                       Data Services
                       30 Dan Road                                There is a $15 fee for checks mailed to you via
                       Canton, MA 02021-2809                      overnight service.




SHAREHOLDER GUIDE

---------------------------

When you sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

GENERAL POLICIES

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- When you sell Class A shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment in Fund shares won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:

  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Fund reserves the right to:

  - change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend the privileges without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders; and/or

  - close accounts with balances less than $500 invested (by redeeming all shares held and sending proceeds to the address of record).

Additional Information

The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

The Trust may reopen the Fund to new investors or new share purchases at its discretion. For the period that the Fund is closed to new investors and new share purchases, if you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in

                                                               SHAREHOLDER GUIDE

the Fund. In addition, you may not exchange shares from other MainStay Funds for shares of the Fund.

Medallion Signature Guarantees

A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio in accordance with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the proceeds in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting same account and class of shares.

SHAREHOLDER SERVICES

Automatic Services

Selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fails to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:
-all phone calls with service representatives are tape recorded; and -written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

Exchanging Shares Among MainStay Funds--Individual Shareholders Only
You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes.

You also may exchange shares of the Fund for Class A shares, if offered, of any series of certain other open-end investment company sponsored, advised, or administered by New York Life Investment Management LLC or any affiliate thereof, which are offered in separate prospectuses, including:

- MainStay All Cap Growth Fund              - MainStay Intermediate Term Bond Fund
- MainStay All Cap Value Fund               - MainStay International Equity Fund
- MainStay Balanced Fund                    - MainStay Large Cap Growth Fund
- MainStay Capital Appreciation Fund        - MainStay Large Cap Opportunity Fund*
- MainStay Cash Reserves Fund               - MainStay MAP Fund
- MainStay Common Stock Fund                - MainStay Mid Cap Growth Fund
- MainStay Conservative Allocation Fund     - MainStay Mid Cap Opportunity Fund
- MainStay Convertible Fund                 - MainStay Mid Cap Value Fund
- MainStay Diversified Income               - MainStay Moderate Allocation Fund
- MainStay Floating Rate Fund               - MainStay Moderate Growth Allocation
                                            Fund
- MainStay Global High Income Fund
                                            - MainStay Money Market Fund
- MainStay Government Fund
                                            - MainStay S&P 500 Index Fund
- MainStay Growth Allocation Fund
                                            - MainStay Short Term Bond Fund
- MainStay Growth Equity Fund*
                                            - MainStay Small Cap Growth Fund
- MainStay High Yield Corporate Bond Fund
                                            - MainStay Small Cap Opportunity Fund**
- MainStay ICAP Equity Fund
                                            - MainStay Small Cap Value Fund
- MainStay ICAP International Fund
                                            - MainStay Tax Free Bond Fund
- MainStay ICAP Select Equity Fund
                                            - MainStay Total Return Fund
- MainStay Income Manager Fund
                                            - MainStay Value Fund
- MainStay Indexed Bond Fund

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

Because the Fund is closed to new investors and new share purchases, you may not exchange shares of another MainStay Fund for shares of the Fund.

The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

---------------
 * Offered only to residents of Connecticut, Maryland, New Jersey and New York.

** This Fund is currently closed to new investors.
 18

                                                               SHAREHOLDER GUIDE

---------------------------

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Fund is currently closed to new investors and new share purchases. However, the Fund has adopted policies and procedures regarding excessive purchases, redemptions and exchanges, as described below.

The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Manager might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Fund's Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may change its policies or procedures at any time without prior notice to shareholders.

The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Trust's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, the Fund does

SHAREHOLDER GUIDE

not accommodate, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Fund, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Fund will place a "block" on any account if, during any 60-day period, there is
(1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances, when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to these surveillance procedures if the managers employing such strategies represent to the satisfaction of the Fund's Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefits of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Fund's Share Prices (NAV) and the Valuation of Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for Class A shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this

                                                               SHAREHOLDER GUIDE

case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund's quarterly top ten holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the other Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.
---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.
---------------------------

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Fund Pays Dividends

The Fund declares and pays any dividends at least annually.

Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).

For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate.

MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of the Fund for shares of another MainStay Fund will be treated as a sale of shares of the Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of Trustees of The MainStay Funds oversees the actions of the Manager and Distributor and decides on general policies of the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

New York Life Investment Management LLC, 51 Madison Avenue, New York, NY 10010, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated sub-advisors and to modify any existing or future sub-advisory agreement with unaffiliated sub-advisors without shareholder approval. This authority is subject to certain conditions. The Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new Subadvisor.

The shareholders of the Fund have approved the manager-of managers relationship.

The Manager also pays the salaries and expenses of all personnel affiliated with the Fund except for the Board of Trustees and Chief Compliance Officer, a portion of whose compensation is paid by the Fund, and all the operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2006, the Trust, on behalf of the Fund, paid the Manager an aggregate fee for services performed at the rate of 0.11% of the average daily net assets of the Fund. For information regarding the basis for the Board of Trustees' approval of the investment advisory contract, please refer to the Fund's annual report to shareholders for the fiscal year ended October 31, 2006.

The Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. The Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first

$20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Trust, on behalf of the Fund.

Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Fund. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Fund. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.

NYLIM is responsible for the day-to-day portfolio management of the Fund.

PORTFOLIO MANAGER AND BIOGRAPHY:

The following section provides biographical information about the Fund's portfolio manager. Additional information regarding the portfolio manager's compensation, other accounts managed by this portfolio manager and his ownership of shares of the Funds he manages is available in the Statement of Additional Information.

FRANCIS J. OK Mr. Ok has managed the Fund since 1996. Mr. Ok, a Director at NYLIM, is responsible for managing and running the Equity Investors Group trading desk. Prior to joining NYLIM in 2000, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Ok holds a B.S. in Economics from Northeastern University.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information for the years ended October 31, 2006, 2005 and 2004 has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual reports, which are available upon request. For periods ending on or before October 31, 2003 the information provided was audited by another auditor.

FINANCIAL HIGHLIGHTS

EQUITY INDEX FUND

                                                                                         January 1,
                                                                                            2003*
                                                     Year ended October 31,                through        Year ended December 31,
                                             --------------------------------------      October 31,      -----------------------
                                               2006           2005           2004           2003            2002           2001
                                             --------       --------       --------      -----------      --------       --------
  Net asset value at beginning of period...  $  41.76       $  39.06       $  36.16       $  30.08        $  40.91       $  48.59
                                             --------       --------       --------       --------        --------       --------
  Net investment income (a)................      0.73           0.61(b)        0.28           0.19            0.23           0.18
  Net realized and unrealized gain (loss)
   on investments (a)......................      5.82(e)        2.51           2.75           5.89           (9.53)         (6.34)
                                             --------       --------       --------       --------        --------       --------
  Total from investment operations (a).....      6.55           3.12           3.03           6.08           (9.30)         (6.16)
                                             --------       --------       --------       --------        --------       --------
  Less dividends and distributions:
   From net investment income (a)..........     (0.52)         (0.42)         (0.13)            --           (0.31)         (0.18)
   From net realized gain on investments
     (a)...................................        --             --             --             --           (1.22)         (1.34)
                                             --------       --------       --------       --------        --------       --------
  Total dividends and distributions (a)....     (0.52)         (0.42)         (0.13)            --           (1.53)         (1.52)
                                             --------       --------       --------       --------        --------       --------
  Net asset value at end of period (a).....  $  47.79       $  41.76       $  39.06       $  36.16        $  30.08       $  40.91
                                             ========       ========       ========       ========        ========       ========
  Total investment return (c)..............     15.85%(d)(e)     7.97%         8.42%         20.23%(f)      (22.70%)       (12.65%)
  Ratios (to average net assets)
   Supplemental Data:
     Net investment income.................      1.45%          1.40%(b)       0.73%          0.72%+          0.59%          0.38%
     Net expenses..........................      0.64%          0.74%          0.96%          1.04%+          1.02%          0.97%
     Expenses (before
      waiver/reimbursement)................      0.79%(d)       1.03%          1.02%          1.04%+          1.02%          0.97%
  Portfolio turnover rate..................         5%             6%             3%             2%              4%             4%
  Net assets at end of period (in 000's)...  $494,971       $550,307       $607,542       $646,450        $589,034       $951,662

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock
     split on December 19, 2006. (See Note 2(C) on page 23.)
(b)  Net investment income and the ratio of net investment income includes $0.12 per share and 0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges.
(d)  Includes nonrecurring reimbursements from Manager for
     professional fees. The effect on total return was less than one hundred of a percent. (See Note 3(B) on page 25.)
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager
     reimbursement of such losses were $0.04 per share on net
     realized gains on investments; and the effect on total
     investment return was 0.10%, respectively. (See Note 3(B) on page 25.)
(f)  Total return is not annualized.

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[MAINSTAY LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Fund, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.
                                                                    MSEI01-03/07

                               THE MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                         FOR CLASS A, CLASS B, CLASS C,
                 CLASS I, CLASS R1, CLASS R2 AND CLASS R3 SHARES

                                  MARCH 1, 2007

     Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated March 1, 2007 for the Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of the separate investment series (collectively, the "Funds") of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI does not pertain to the Equity Index Fund. This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" doing business as "MainStay Investments"), which is the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

     The financial statements of the Funds (as defined herein), including the Financial Highlights for the fiscal year ended October 31, 2006, as presented in the 2006 Annual Reports to Shareholders and the Report to Shareholders thereon of KPMG LLP, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

THE MAINSTAY FUNDS........................................................     1
ADDITIONAL INFORMATION ABOUT the FUNDS....................................     1
   CAPITAL APPRECIATION FUND..............................................     1
   COMMON STOCK FUND......................................................     1
   CONVERTIBLE FUND.......................................................     2
   DIVERSIFIED INCOME FUND................................................     2
   GLOBAL HIGH INCOME FUND................................................     3
   GOVERNMENT FUND........................................................     3
   HIGH YIELD CORPORATE BOND FUND.........................................     3
   INTERNATIONAL EQUITY FUND..............................................     4
   LARGE CAP GROWTH FUND..................................................     4
   MAP FUND...............................................................     4
   MID CAP GROWTH FUND....................................................     5
   MID CAP VALUE FUND.....................................................     5
   MONEY MARKET FUND......................................................     5
   SMALL CAP GROWTH FUND..................................................     7
   SMALL CAP VALUE FUND...................................................     7
   TAX FREE BOND FUND.....................................................     7
   TOTAL RETURN FUND......................................................     8
   VALUE FUND.............................................................     8
FUNDAMENTAL INVESTMENT RESTRICTIONS.......................................    10
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS...................................    11
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES............................    12
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS......    12
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM.........    12
   ARBITRAGE..............................................................    13
   BANK OBLIGATIONS.......................................................    13
   BORROWING..............................................................    13
   BRADY BONDS............................................................    14
   COMMERCIAL PAPER.......................................................    14
   CONVERTIBLE SECURITIES.................................................    15
   DEBT SECURITIES........................................................    15
   DEPOSITARY RECEIPTS....................................................    17
   EQUITY SECURITIES......................................................    17
   EXCHANGE TRADED FUNDS..................................................    17
   FIRM OR STANDBY COMMITMENTS - OBLIGATIONS WITH PUTS ATTACHED...........    18
   FLOATING AND VARIABLE RATE SECURITIES..................................    19
   FLOATING RATE LOANS....................................................    19
   FOREIGN CURRENCY TRANSACTIONS..........................................    20
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES.................    23
   FOREIGN INDEX-LINKED INSTRUMENTS.......................................    23
   FOREIGN SECURITIES.....................................................    24
   FUTURES TRANSACTIONS...................................................    25
   ILLIQUID SECURITIES....................................................    30
   INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS.....................    30
   INVESTMENT COMPANIES...................................................    31
   LENDING OF PORTFOLIO SECURITIES........................................    31
   LOAN PARTICIPATION INTERESTS...........................................    31
   MORTGAGE DOLLAR ROLLS..................................................    33
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.....................    33
   MUNICIPAL SECURITIES...................................................    38
   OPTIONS ON FOREIGN CURRENCIES..........................................    40
   OPTIONS ON SECURITIES..................................................    41
   OPTIONS ON SECURITIES INDICES..........................................    44
   REAL ESTATE INVESTMENT TRUSTS ("REITs")................................    45
   REPURCHASE AGREEMENTS..................................................    45
   RESTRICTED SECURITIES -
   RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER.................    46
   REVERSE REPURCHASE AGREEMENTS..........................................    47
   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS").............    47
   SHORT SALES AGAINST THE BOX............................................    49
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT.................................    49
   STRIPPED SECURITIES....................................................    49
   SWAP AGREEMENTS........................................................    49
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.........................    51
   U.S. GOVERNMENT SECURITIES.............................................    51
   UNFUNDED LOAN COMMITMENTS..............................................    52

   VARIABLE RATE DEMAND NOTES ("VRDNs")...................................    52
   WARRANTS...............................................................    53
   WHEN-ISSUED SECURITIES.................................................    53
   ZERO COUPON BONDS......................................................    53
ANTICIPATED USE OF INVESTMENTS............................................
TRUSTEES AND OFFICERS.....................................................    54
   MANAGEMENT.............................................................    54
   BOARD OF TRUSTEES......................................................    57
   COMPENSATION...........................................................    59
   CODES OF ETHICS........................................................
THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR..........................
   MANAGEMENT AGREEMENT...................................................
   SUBADVISORY AGREEMENTS.................................................
   DISTRIBUTION AGREEMENT.................................................
   DISTRIBUTION PLANS.....................................................
   SHAREHOLDER SERVICES PLAN; SERVICE FEES................................    71
   OTHER SERVICES.........................................................    72
   EXPENSES BORNE BY THE TRUST............................................    72
PROXY VOTING POLICIES AND PROCEDURES......................................    72
DISCLOSURE OF PORTFOLIO HOLDINGS..........................................    76
PORTFOLIO MANAGERS........................................................    77
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................
NET ASSET VALUE...........................................................    88
   HOW PORTFOLIO SECURITIES ARE VALUED....................................    88
SHAREHOLDER INVESTMENT ACCOUNT............................................    90
SHAREHOLDER TRANSACTIONS..................................................    90
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE............................    90
   HOW TO PURCHASE SHARES OF THE FUNDS....................................    90
   GENERAL INFORMATION....................................................    90
   BY MAIL................................................................    91
   BY TELEPHONE...........................................................    91
   BY WIRE................................................................    91
   ADDITIONAL INVESTMENTS.................................................    92
   SYSTEMATIC INVESTMENT PLANS............................................    92
   PURCHASES IN KIND......................................................    92
   ALTERNATIVE SALES ARRANGEMENTS.........................................    92
   INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES........................    92
   PURCHASES AT NET ASSET VALUE...........................................    94
   REDUCED SALES CHARGES ON CLASS A SHARES................................    95
   LETTER OF INTENT (LOI).................................................    95
   CONTINGENT DEFERRED SALES CHARGE, CLASS A..............................    96
   CONTINGENT DEFERRED SALES CHARGE, CLASS B..............................    96
   CONTINGENT DEFERRED SALES CHARGE, CLASS C..............................    98
PURCHASES AND REDEMPTIONS.................................................    98
   REDEMPTION FEE.........................................................    99
   SYSTEMATIC WITHDRAWAL PLAN.............................................    99
   REDEMPTIONS IN KIND....................................................    99
   SUSPENSION OF REDEMPTIONS..............................................   100
   EXCHANGE PRIVILEGES....................................................   100
   REDEMPTION BY CHECK....................................................   100
TAX-DEFERRED RETIREMENT PLANS.............................................   101
   INDIVIDUAL RETIREMENT ACCOUNT ("IRA")..................................   101
   403(b)(7) TAX SHELTERED ACCOUNT........................................   102
   GENERAL INFORMATION....................................................   102
TAX INFORMATION...........................................................   103
   TAXATION OF THE FUNDS..................................................   103
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL..................   104
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND...   104
   FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS..........................   106
   DISPOSITIONS OF FUND SHARES............................................   107
   FOREIGN CURRENCY GAINS AND LOSSES......................................   108
   DISCOUNT...............................................................   108
   TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS...................   108
   FOREIGN TAXES..........................................................   109
   PASSIVE FOREIGN INVESTMENT COMPANIES...................................   110
   TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING......................   110
   STATE AND LOCAL TAXES..................................................   111
   FOREIGN SHAREHOLDERS...................................................   111
OTHER INFORMATION.........................................................   111

   ORGANIZATION AND CAPITALIZATION........................................   111
   VOTING RIGHTS..........................................................   112
   SHAREHOLDER AND TRUSTEE LIABILITY......................................   112
   REGISTRATION STATEMENT.................................................   112
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................   112
   TRANSFER AGENT.........................................................   112
   CUSTODIAN..............................................................   113
   LEGAL COUNSEL..........................................................   113
   CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS............   113
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS.............................   A-1

                               THE MAINSTAY FUNDS

     The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 19 separate portfolios: Capital Appreciation Fund, Common Stock Fund, Convertible Fund, Diversified Income Fund, Equity Index Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund, and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). Each Fund, other than Equity Index Fund and Global High Income Fund, is a diversified fund as defined by the 1940 Act. The Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002 and is not covered by this SAI.

     New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with the following subadvisors: Markston International LLC ("Markston") and Institutional Capital LLC (f/k/a Institutional Capital Corporation) ("ICAP") with respect to the MAP Fund; Winslow Capital Management Inc. ("Winslow Capital") with respect to the Large Cap Growth Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. Collectively, these agreements are jointly referred to as the "Subadvisory Agreements." MacKay Shields, Winslow Capital, Markston and ICAP are sometimes jointly referred to as the "Subadvisors" and each individually as a "Subadvisor." There are no subadvisors for the Common Stock Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     The Prospectus discusses the investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisors may, in their discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

CAPITAL APPRECIATION FUND

     The Capital Appreciation Fund seeks long-term growth of capital. The Fund normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

     The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

COMMON STOCK FUND

     The Common Stock Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its net assets, plus borrowings, in common stocks. The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index.

     In order to meet the Fund's investment objective, the Manager seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Manager uses a "bottom up" approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

CONVERTIBLE FUND

     In selecting convertible securities for purchase or sale for the Convertible Fund, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box (see "Short Sales Against the Box"), among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

DIVERSIFIED INCOME FUND

     In managing the Diversified Income Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

     In making investment decisions with respect to duration and/or maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

     In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value ("NAV") and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

     Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

     Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

     The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

     In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and quality of individual issuers.

     To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into credit default swaps.

     Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

     The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

     The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

GLOBAL HIGH INCOME FUND

     The Fund normally invests at least 65% of its net assets, plus any borrowings, in high-yield securities. In making investments for the foreign and emerging markets sectors of the Global High Income Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor also determines, using good faith judgment,
(1) the percentage of the Fund's assets to be invested in each emerging market;
(2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

     Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

     The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

     To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into credit default swaps. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

GOVERNMENT FUND

     The Government Fund seeks to achieve its investment objective by investing principally in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

     The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

     The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

     Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

     The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

HIGH YIELD CORPORATE BOND FUND

     The High Yield Corporate Bond Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

     Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

     Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

     The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

     The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

INTERNATIONAL EQUITY FUND

     In making investments for the International Equity Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The Sub-Advisor seeks long-term capital appreciation via bottom-up stock selection and favors cash flows over earnings. The investment discipline is biased towards owning quality companies with strong track records of creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

     The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories evidencing ownership of underlying foreign securities.

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings, in large capitalization companies.

MAP FUND

     The MAP Fund may invest in warrants. A warrant is a right that entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

     The Fund restricts its investment in foreign securities to no more than 10% of the Fund's total net assets. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are not considered "foreign securities for the purpose of this limitation.

     The Fund may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board of Trustees ("Board") is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

     In addition, the Fund may also buy "restricted" securities that cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MID CAP GROWTH FUND

     The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the Russell MidCap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of the Prospectus, the market capitalizations of companies in this index range from $1.2 billion and $21.4 billion. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." The Fund's Subadvisor will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

MID CAP VALUE FUND

     The Mid Cap Value Fund seeks to maximize long-term total return from a combination of capital appreciation and income. The Fund emphasizes investments in U.S. common stocks, which may include securities that pay regular dividends, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its net assets, plus borrowings, in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. As of the date of the Prospectus, the market capitalizations of companies in this index ranges from $1.3 billion and $19.2 billion.

     The Fund also may invest up to 20% of its net assets, plus borrowings, in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs").

     The value of the Fund's investment in REITs may be subject to many of the same risks associated with the direct ownership of real estate. These risks include: declines in property values due to changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; increases in property taxes, operating expenses, interest rates, or competition; overbuilding; changes in zoning laws; and losses from casualty, condemnation, zoning or natural disaster.

     Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

     In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that are deemed to be undervalued.

MONEY MARKET FUND

     The Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

     All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that are "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and shall report to the Board the actions taken by the Fund and the reasons for such actions.

     Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's NAV per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten
                                        6
average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

     The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

SMALL CAP GROWTH FUND

     The Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between $68.0 million to $3.0 billion.

     The Fund's Subadvisor selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Subadvisor looks for securities of companies with above average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises, and strong management, ideally with high insider ownership.

     The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

SMALL CAP VALUE FUND

     The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index and invests primarily in common stocks and securities convertible into common stock. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between $92 million to 3.0 billion.

     It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Generally, stocks will be sold either when they meet the Subadvisor's price objective or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer. The Fund may invest up to 15% of net assets in REITs.

TAX FREE BOND FUND

     The Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

     Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

     The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

     The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

     From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest up to 25% of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 15% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

TOTAL RETURN FUND

     The Total Return Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow. Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

     The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

     Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

VALUE FUND

     The Value Fund seeks to maximize long-term total return from a combination of capital growth and income. In order to achieve this objective the Fund normally invests at least 65% of its total assets in U.S. common stocks that the Fund's Subadvisor believes are "undervalued" (selling below their value) when purchased, typically pay dividends (although there may be non-dividend paying stocks if they meet the "undervalued" criteria), and are listed on a national securities exchange or are traded in the over-the-counter market. Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. The Fund is not designed or managed primarily to produce current income.

ANTICIPATED USE OF INVESTMENTS

     The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique.

                                                                                Global                 High
                                   Capital    Common                             High                 Yield
                                Appreciation   Stock  Convertible  Diversified  Income  Government  Corporate  International
                                    Fund       Fund       Fund     Income Fund   Fund      Fund     Bond Fund   Equity Fund
                                ------------  ------  -----------  -----------  ------  ----------  ---------  -------------
Arbitrage
Bank Obligations                                           X            X          X         X          X
Borrowing                                        X
Brady Bonds                                                             X          X                    X
Common Stock                          X          X         X            X                               X
Commercial Paper                      X                    X            X          X         X          X
Convertible Securities                                     X            X                               X
Credit Default Swaps                                                    X          X
Debt Securities                                            X            X          X         X          X
Depositary Receipts                   X                    X            X                               X            X
Exchange Traded Funds                            X
Floating Rate Securities
Floating Rate Loans
Foreign Currency                                                        X          X                    X            X
Foreign Government Securities                                           X          X                    X
Foreign Index-Linked Instruments
Foreign Securities                    X                    X            X          X                    X            X
Futures                                                                            X
High Yield Debt Securities
   ("Junk Bonds")                                          X            X          X                    X
Illiquid Securities                                        X            X                               X
Industrial Development and/or
   Pollution Control Bonds                                              X                               X
Investment Companies                                       X
Loan Participations                                                     X                               X
Mortgage Dollar Rolls                                                                        X
Mortgage-Related/Asset-Backed
   Securities                                              X            X          X         X          X
Municipal Securities                                                    X                    X          X
Options on Foreign Currencies                                           X          X
Options on Securities                 X                    X            X
Preferred Stock                                                                                         X
Real Estate Investment Trusts                              X                                            X
Repurchase Agreements                            X
Restricted Securities - Rule
   144A Securities and
   Section 4(2) Commercial
   Paper                                                   X            X          X                    X            X
Reverse Repurchase Agreements                                           X
Securities Index Options
Short Sales Against the Box
Stripped Securities
Swap Agreements
U.S. Government Securities                                 X            X          X         X          X
Variable Rate Demand Notes
Warrants                                         X         X            X                               X            X
When Issued Securities                           X         X                                            X
Zero Coupon Bonds                                                       X                    X          X

                                 Large                                  Small   Small   Tax
                                  Cap         Mid Cap  Mid Cap   Money   Cap     Cap   Free   Total
                                Growth   MAP   Growth   Value   Market  Growth  Value  Bond  Return  Value
                                 Fund   Fund    Fund     Fund    Fund    Fund    Fund  Fund   Fund    Fund
                                ------  ----  -------  -------  ------  ------  -----  ----  ------  -----
Arbitrage
Bank Obligations                          X               X        X                            X
Borrowing
Brady Bonds                                                                                     X
Common Stock                       X      X      X        X               X       X             X      X
Commercial Paper                          X      X        X        X      X       X      X      X      X
Convertible Securities                    X               X                                            X
Credit Default Swaps
Debt Securities                           X               X        X                     X      X
Depositary Receipts                X      X      X        X               X       X             X      X
Exchange Traded Funds
Floating Rate Securities
Floating Rate Loans
Foreign Currency                          X                                                     X
Foreign Government Securities                                      X                            X
Foreign Index-Linked Instruments          X
Foreign Securities                 X      X      X        X        X      X       X             X      X
Futures                                                                                  X
High Yield Debt Securities
   ("Junk Bonds")                         X                                                     X
Illiquid Securities                       X                                              X      X
Industrial Development and/or
   Pollution Control Bonds                                                               X      X
Investment Companies                                               X              X                    X
Loan Participations
Mortgage Dollar Rolls                                                                           X
Mortgage-Related/Asset-Backed
   Securities                                                      X                     X      X
Municipal Securities                                                                     X      X
Options on Foreign Currencies                                                                   X
Options on Securities                     X      X        X               X              X      X      X
Preferred Stock                           X               X                              X             X
Real Estate Investment Trusts             X               X                       X             X
Repurchase Agreements                     X
Restricted Securities - Rule
   144A Securities and
   Section 4(2) Commercial
   Paper                                  X                        X                     X      X
Reverse Repurchase Agreements             X
Securities Index Options
Short Sales Against the Box
Stripped Securities                                                                             X
Swap Agreements
U.S. Government Securities                X                        X                            X
Variable Rate Demand Notes
Warrants                                  X
When Issued Securities             X      X                        X                            X
Zero Coupon Bonds                         X                        X                     X      X

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

EACH FUND:

     1. Except Global High Income Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Global High Income Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the Money Market Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) and, with respect to the Money Market Fund, Clause
(iii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system.

     4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     The following fundamental investment restrictions are applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

     1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

     2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to each Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

     - Each Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

     - The Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality.

     - The Total Return Fund may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged by the Subadvisor to be of comparable quality.

     - The High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P.

     - The Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, MAP Fund, Money Market Fund, Tax Free Bond Fund, and Total Return Fund may not enter into reverse repurchase agreements.

     - Each of the Common Stock Fund, Diversified Income Fund, Global High Income Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may not invest more than 5% of its total assets in reverse repurchase agreements.

     - The Government Fund and Tax Free Bond Fund may not invest in foreign securities.

     - The Government Fund, Money Market Fund and Tax Free Bond Fund may not invest in foreign currencies.

     - The MAP Fund may not invest in non-government mortgage pass-through securities.

     - The Government Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund may not purchase or write options on foreign currencies.

     - The Capital Appreciation Fund, Common Stock Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, and Value Fund may not purchase or sell futures contracts on debt securities or indices of debt securities.

     - The Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, and Tax Free Bond Fund may not purchase or sell stock index futures.

     - The Government Fund, Money Market Fund and Tax Free Bond Fund may not purchase or sell foreign currency futures.

     - The Government Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund may not enter into interest rate, index or currency exchange rate swap agreements.

     - The Government Fund, Money Market Fund and Tax Free Bond Fund may not invest in convertible securities.

     - The International Equity Fund, MAP Fund and Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

     - The Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

     - The Money Market Fund may not invest in leveraged inverse floating rate debt instruments.

     Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

                 NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES

Certain of the Trust's Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND                             NON-FUNDAMENTAL INVESTMENT POLICY
----                             ---------------------------------
MAINSTAY COMMON STOCK FUND       To invest, under normal circumstances, at least
                                 80% of its assets in common stocks

MAINSTAY CONVERTIBLE FUND        To invest, under normal circumstances, at least
                                 80% of its assets in convertible securities

MAINSTAY GOVERNMENT FUND         To invest, under normal circumstances, at least
                                 80% of its assets in U.S. government securities

MAINSTAY HIGH YIELD CORPORATE    To invest, under normal circumstances, at least
BOND FUND                        80% of its assets in high-yield corporate debt
                                 securities

MAINSTAY INTERNATIONAL EQUITY    To invest, under normal circumstances, at least
FUND                             80% of its assets in equity securities

MAINSTAY LARGE CAP GROWTH FUND   To invest, under normal circumstances, at least
                                 80% of its net assets plus borrowings, in large
                                 capitalization companies.

MAINSTAY MID CAP GROWTH FUND     To invest, under normal circumstances, at least
                                 80% of its assets in securities of mid
                                 capitalization companies, as defined from time
                                 to time in the current prospectus of the Fund

MAINSTAY MID CAP VALUE FUND      To invest, under normal circumstances, at least
                                 80% of its assets in common and preferred stock
                                 of companies with market capitalizations that,
                                 at the time of investment, are similar to the
                                 companies in the Russell Midcap(R) Value Index

MAINSTAY SMALL CAP GROWTH FUND   To invest, under normal circumstances, at least
                                 80% of its assets in securities of small
                                 capitalization companies, as defined from time
                                 to time in the current prospectus of the Fund

MAINSTAY SMALL CAP VALUE FUND    To invest, under normal circumstances, at least
                                 80% of its assets in securities of small
                                 capitalization companies, as defined from time
                                 to time in the current prospectus of the Fund

MAINSTAY TAX FREE BOND FUND      To invest, under normal circumstances, at least
                                 80% of its assets in municipal bonds

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS
                            COMMON TO MULTIPLE FUNDS

     All Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisors may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

     The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and each Fund's NAV per share will fluctuate based on the value of the securities held by that Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ARBITRAGE

          A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

          Funds may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund may invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

          CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

          As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

     Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

     Borrowing tends to exaggerate the effect on a Funds' NAV per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions". The value of a Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

     A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

     Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

     A Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

     Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

     A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

     The Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

     A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

     Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisors, such securities have the potential for future income (or capital appreciation, if any).

     Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisors believe that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

     Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

     The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisors will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

     A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

     ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

     To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

     Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

     SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

     A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

     Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

     A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

     A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

     Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

     The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

     Each Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

     Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FLOATING RATE LOANS

     Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

     A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

     A Fund may invest in a floating rate loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

     A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

     If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

     Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

     The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

     Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

     A Fund may seek to increase its return by trading in foreign currencies. To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

     Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' foreign currency transactions. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

     Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

     Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

     A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

     At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

     In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' forward contracts. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

     The Manager and Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into

U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

     A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

     The Manager's or Subadvisors' determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments, which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

     A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

     A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

     A Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

     Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-
dollar-denominated securities traded in U.S. securities markets.

     Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

     A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management, income enhancement and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

     A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     The Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Trust nor any of the Funds is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, individual equity securities and various stock indices.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market."

Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

     FUTURES ON DEBT SECURITIES. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.
                                       26

     SECURITIES INDEX FUTURES. Stock index and bond index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

     CURRENCY FUTURES. A Fund may seek to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" currency transactions. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

     Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

     RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

     A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% of the Money Market Fund) to be invested in all such illiquid or not readily marketable assets.

     Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreement maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

     Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

     Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

     A Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Investors Bank & Trust Company, which act as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

     As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

     Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

     A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

     A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

     Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund.

MORTGAGE DOLLAR ROLLS

     A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

     Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

     The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

     Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, FHLMC, and FNMA, or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

     Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

     CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

     An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

     The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

     Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

     CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment thends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

     OTHER ASSET-BACKED SECURITIES. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

     An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     If consistent with a Fund's investment objective and policies, and in the case of the Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

     A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

     Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.

     Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

     Some Municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term Municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal bonds.

     Some Municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances.

The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

     Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

     Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

     Prices and yields on Municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

     Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

          - Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

          - Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

          - Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

          - Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

          - Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

     Municipal securities are subject to credit risk. Information about the financial condition of an issuer of Municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's Municipal securities in the same manner.

     Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board of Trustees.

     There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

     The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS ON FOREIGN CURRENCIES

     To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held
(1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

     Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

     A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

     A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

     The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

     WRITING CALL OPTIONS. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

     A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

     A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities
                                       42
appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

     WRITING PUT OPTIONS. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

     The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS. Each Fund may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

     In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     MARRIED PUTS. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

     Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

     A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDICES

     A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

     A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

     Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.

     In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

     A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

     A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the

"Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Trustees have delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

     For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

     The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Trustees.

     The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

          (i) The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

          (ii) The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

          (iii) Dealer undertaking to make a market in the 144A security; and

          (iv) The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

     To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor must conclude that the following conditions have been met:

          (a) The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

          (b)  The 4(2) commercial paper is rated:

               (i) In one of the two highest rating categories by at least two NRSROs; or

               (ii) If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

               (iii) If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

          (c) There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

     A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

     Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Fund's commitments to cover their obligations under the agreement.

     The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

     If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

     Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

     The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price, at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

     Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

     In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

SHORT SALES AGAINST THE BOX

     A Fund may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

     Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

STRIPPED SECURITIES

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

     Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

     A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

     A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets (or 15% of the total assets for Diversified Income Fund and Global High Income Fund).

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

CREDIT DEFAULT SWAPS

     To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value")) of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

     In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Income Fund and International Equity Fund may hold foreign cash and cash equivalents.

     In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

     While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

     U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

UNFUNDED LOAN COMMITMENTS

     The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

     Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

     Unfunded loan commitments expose lenders to credit risk--the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

     Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

     The Fund records an investment when the borrower draws down the money and records interest as earned. Unfunded loan commitments are considered as having no value for purposes of determining the Funds' net asset values.

VARIABLE RATE DEMAND NOTES ("VRDNS")

     The Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

     The Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the Tax Free Bond Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The Tax Free Bond Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

     If an issuer of a variable rate demand note defaulted on its payment obligation, the Tax Free Bond Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

WARRANTS

     To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

     Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

     The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

     The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                              TRUSTEES AND OFFICERS

MANAGEMENT


     The Board of Trustees oversees the management of the Trust and elects its officers. Information pertaining to the Board Members and officers is set forth below. Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees. The Trust's officers are responsible for the day-to-day operations of the Trust. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.


                               INTERESTED TRUSTEE*

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND              OTHER
                                                                   PRINCIPAL                 COMPLEX           DIRECTORSHIPS
    NAME AND       TERM OF OFFICE, POSITION(S) HELD              OCCUPATION(S)               OVERSEEN             HELD BY
  DATE OF BIRTH    WITH TRUST AND LENGTH OF SERVICE           DURING PAST 5 YEARS           BY TRUSTEE            TRUSTEE
----------------  ---------------------------------  -------------------------------------  ----------  ---------------------------
BRIAN A. MURDOCK  Indefinite; Chairman and Trustee   Member of the Board of Managers and        65      Chairman and Director
3/14/56           since September 2006 and Chief     President (since 2004), and Chief                  since September 2006,
                  Executive Officer since July 2006  Executive Officer (since July 2006),               MainStay VP Series Fund,
                                                     NYLIM and New York Life Investment                 Inc. (25 portfolios);
                                                     Management Holdings LLC; Senior Vice               Director since August 2006,
                                                     President, New York Life Insurance                 ICAP Funds, Inc. (3
                                                     Company (since 2004); Chairman of the              portfolios)
                                                     Board and President, NYLIFE
                                                     Distributors LLC (since 2004); NYLCAP
                                                     Manager LLC (since 2004) and
                                                     Institutional Capital LLC (since July
                                                     2006); Chief Executive Officer,
                                                     Eclipse Funds and Eclipse Funds Inc.
                                                     (since July 2006); Chairman and
                                                     Director (since September 2006) and
                                                     Chief Executive Officer (since July
                                                     2006), MainStay VP Series Fund, Inc.;
                                                     Director and Chief Executive Officer,
                                                     ICAP Funds, Inc. (since August 2006);
                                                     Chief Investment Officer, MLIM Europe
                                                     and Asia (2001 to 2003); President of
                                                     Merrill Japan and Chairman of MLIM's
                                                     Pacific Region (1999 to 2001).

* Trustee considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered "interested persons" may be referred to as "Non-Interested Trustees."

                            NON-INTERESTED TRUSTEES*


                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                         TERM OF OFFICE,                                                        IN FUND         OTHER
                      POSITION(S) HELD WITH                      PRINCIPAL                      COMPLEX     DIRECTORSHIPS
      NAME AND         TRUST AND LENGTH OF                     OCCUPATION(S)                   OVERSEEN        HELD BY
   DATE OF BIRTH             SERVICE                        DURING PAST 5 YEARS               BY TRUSTEE       TRUSTEE
-------------------  -----------------------  ----------------------------------------------  ----------  ----------------
EDWARD J. HOGAN      Indefinite; Trustee      Rear Admiral U.S. Navy (Retired); Independent         19    None
8/17/32              since 1996               Management Consultant (1997 to 2002).

TERRY L. LIERMAN     Indefinite; Trustee      Chair, Maryland Democratic Party; Chairman,           19    None
1/4/48               since 1991               Smartpaper Networks Corporation
                                              (communications); Partner, Health Ventures LLC
                                              (2001 to 2005); Vice Chair, Employee Health
                                              Programs (1990 to 2002); Partner, TheraCom
                                              (1994 to 2001); President, Capitol Associates,
                                              Inc. (1984 to 2001).

JOHN B. MCGUCKIAN    Indefinite; Trustee      Chairman, Ulster Television Plc; Pro                  19    Non-Executive
11/13/39             since 1997               Chancellor, Queen's University (1985 to 2001).              Director, Allied
                                                                                                          Irish Banks Plc;
                                                                                                          Chairman and
                                                                                                          Non-Executive
                                                                                                          Director, Irish
                                                                                                          Continental
                                                                                                          Group, Plc;
                                                                                                          Chairman, AIB
                                                                                                          Group (UK) Plc;
                                                                                                          Non-Executive
                                                                                                          Director,
                                                                                                          Unidare Plc.

DONALD E. NICKELSON  Indefinite; Trustee      Retired. Vice Chairman, Harbour Group                 19    Director, Adolor
12/9/32              since 1994 and Lead      Industries, Inc. (leveraged buyout firm);                   Corporation;
                     Non-Interested Trustee   President, PaineWebber Group (1988 to 1990).                Director, First
                     since 2000                                                                           Advantage
                                                                                                          Corporation.

RICHARD S. TRUTANIC  Indefinite; Trustee      Chairman (1990 to present) and Chief Executive        19    None
2/13/52              since 1994               Officer (1990 to 1999), Somerset Group
                                              (financial advisory firm); Managing Director
                                              and Advisor, The Carlyle Group (private
                                              investment firm) (2002 to 2004); Senior
                                              Managing Director and Partner, Groupe Arnault
                                              S.A. (private investment firm) (1999 to 2002).

ALAN R. LATSHAW      Indefinite; Trustee and  Retired; Partner, Ernst & Young LLP (2002 to          19    Trustee (since
3/27/51              Audit Committee          2003); Partner, Arthur Andersen LLP (1976 to                2005), State
                     Financial Expert since   2002). Consultant to the MainStay Funds Audit               Farm Associates
                     2006                     and Compliance Committee (2004 - 2006).                     Funds Trusts (3
                                                                                                          portfolios);
                                                                                                          Trustee (since
                                                                                                          2005), State
                                                                                                          Farm Mutual Fund
                                                                                                          Trust (15
                                                                                                          portfolios);
                                                                                                          Trustee (since
                                                                                                          2005), State
                                                                                                          Farm Variable
                                                                                                          Product Trust (9
                                                                                                          portfolios);
                                                                                                          Trustee (since
                                                                                                          2005), Utopia
                                                                                                          Funds (4
                                                                                                          portfolios).

*    Charlynn Goins resigned as a Trustee effective July 7, 2006.

                        OFFICERS (WHO ARE NOT TRUSTEES)*


                                                                                         PRINCIPAL
        NAME AND          TERM OF OFFICE, POSITION(S) HELD                             OCCUPATION(S)
      DATE OF BIRTH       WITH TRUST AND LENGTH OF SERVICE                          DURING PAST 5 YEARS
------------------------  --------------------------------  ------------------------------------------------------------------
ROBERT A. ANSELMI         Chief Legal Officer since 2003    Senior Managing Director, General Counsel and Secretary, New York
10/19/46                                                    Life Investment Management LLC (including predecessor advisory organizations) and New York Life Investment Management Holdings
                                                            LLC; Senior Vice President, New York Life Insurance Company; Vice
                                                            President and Secretary, McMorgan & Company LLC; Secretary, NYLIM
                                                            Service Company LLC, NYLCAP Manager LLC,  Madison Capital Funding
                                                            LLC and Institutional Capital LLC (since October 2006); Chief
                                                            Legal Officer, Eclipse Funds, Eclipse Funds Inc., MainStay VP
                                                            Series Fund, Inc., McMorgan Funds and ICAP Funds, Inc. (since
                                                            August 2006); Managing Director and Senior Counsel, Lehman
                                                            Brothers Inc. (1998 to 1999); General Counsel and Managing
                                                            Director, JP Morgan Investment Management Inc. (1986 to 1998).

ARPHIELA ARIZMENDI        Treasurer and Principal           Managing Director, Mutual Fund Accounting (since September 2006),
10/26/56                  Financial and Accounting Officer  and Director and Manager of Fund Accounting and Administration
                          since 2005                        (2003 to August 2006), New York Life Investment Management LLC;
                                                            Treasurer and Principal Financial and Accounting Officer, Eclipse
                                                            Funds, Eclipse Funds Inc., McMorgan Funds (since December 2005),
                                                            MainStay VP Series Fund, Inc. (since March 2006) and ICAP Funds,
                                                            Inc. (since August 2006); Assistant Treasurer, NYLIFE
                                                            Distributors LLC; Assistant Treasurer, The MainStay Funds,
                                                            Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc.
                                                            and McMorgan Funds (1992 to December 2005).

CHRISTOPHER O. BLUNT      President since 2005              Executive Vice President, New York Life Investment Management LLC
5/13/62                                                     and New York Life Investment Management Holdings LLC (since
                                                            2004); Manager and Executive Vice President, NYLIM Product
                                                            Distribution, NYLIFE Distributors LLC (since January 2005);
                                                            Chairman, NYLIM Service Company LLC (since March 2005); Chairman and Class C Director, New York Life Trust Company, FSB (since
                                                            2004); President, Eclipse Funds and Eclipse Funds Inc. (since
                                                            2005); MainStay VP Series Fund, Inc. (since July 2006) and ICAP
                                                            Funds, Inc. (since August 2006); Chairman and Chief Executive
                                                            Officer, Giving Capital, Inc. (2001 to 2004); Chief Marketing
                                                            Officer--Americas, Merrill Lynch Investment Managers (1999 to
                                                            2001); President, Mercury Funds Distributors (1999 to 2001).

SCOTT T. HARRINGTON       Vice President-- Administration   Director, New York Life Investment Management LLC (including
2/8/59                    since 2005                        predecessor advisory organizations); Executive Vice President,
                                                            New York Life Trust Company and New York Life Trust Company, FSB
                                                            (since January 2006); Vice President-- Administration, MainStay VP
                                                            Series Fund, Inc., Eclipse Funds and Eclipse Funds Inc. (since
                                                            June 2005) and ICAP Funds, Inc. (since August 2006).

ALAN J. KIRSHENBAUM       Senior Vice President since July  Managing Director, Chief Operating Officer and Chief
6/25/71                   2006                              Financial Officer of Retail Investments, New York Life Investment
                                                            Management LLC (since July 2006); Senior Vice President, Eclipse
                                                            Funds, Eclipse Funds Inc. MainStay VP Series Fund, Inc. (since
                                                            June 2006) and ICAP Funds, Inc. (since August 2006); Chief
                                                            Financial Officer, Bear Stearns Asset Management (1999 to May
                                                            2006).

                                                                                         PRINCIPAL
        NAME AND          TERM OF OFFICE, POSITION(S) HELD                             OCCUPATION(S)
      DATE OF BIRTH       WITH TRUST AND LENGTH OF SERVICE                          DURING PAST 5 YEARS
------------------------  --------------------------------  ------------------------------------------------------------------
ALISON H. MICUCCI         Vice President-- Compliance       Senior Managing Director and Chief Compliance Officer (since
12/16/65                  (2004 to June 2006); Senior Vice  March 2006), and Managing Director and Chief Compliance Officer
                          President and Chief Compliance    (2003 to February 2006), New York Life Investment Management LLC
                          Officer since July 2006           and New York Life Investment Management Holdings LLC; Senior
                                                            Managing Director, Compliance (since March 2006) and Managing
                                                            Director, Compliance (2003 to February 2006), NYLIFE Distributors
                                                            LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior Vice
                                                            President and Chief Compliance Officer, Eclipse Funds, Eclipse
                                                            Funds Inc., MainStay VP Series Fund, Inc. (since June 2006) and
                                                            ICAP Funds, Inc. (since August 2006); Vice President--Compliance,
                                                            Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc.
                                                            (until June 2006); Deputy Chief Compliance Officer, New York Life
                                                            Investment Management LLC (2002 to 2003); Vice President and
                                                            Compliance Officer, Goldman Sachs Asset Management (1999 to 2002).

MARGUERITE E.H. MORRISON  Secretary since 2004
3/26/56                                                     Managing Director and Associate General Counsel, New York Life
                                                            Investment Management LLC (since 2004); Managing Director and
                                                            Secretary, NYLIFE Distributors LLC; Secretary, Eclipse Funds,
                                                            Eclipse Funds Inc., MainStay VP Series Fund, Inc. (each since
                                                            2004) and ICAP Funds, Inc. (since August 2006); Chief Legal
                                                            Officer--Mutual Funds and Vice President and Corporate Counsel,
                                                            The Prudential Insurance Company of America (2000 to 2004).

* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD OF TRUSTEES

     The Board of Trustees oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit and Compliance Committee, Brokerage Committee, Expense Committee, Performance Committee and Nominating Committee. The Board has also established a Valuation Committee, a Valuation Subcommittee, and a Dividend Committee, each of which include members who are not Trustees.

     Audit and Compliance Committee. The purpose of the Audit and Compliance Committee, which meets on an as needed basis, is: (1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (3) to oversee the Trust's compliance program and the compliance monitoring, supervision, and reporting by, and overall performance of, the Trust's Chief Compliance Officer; and (4) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit and Compliance Committee include Alan R. Latshaw (Chairman), Donald E. Nickelson, and Richard S. Trutanic. There were 5 Audit and Compliance Committee meetings held during the fiscal year ended October 31, 2006.

     Brokerage Committee(1). The purposes of the Committee are to assist the Board in overseeing the policies and procedures of the Funds with respect to brokerage and other matters relating to transactions in portfolio securities and other instruments. The current members of the Brokerage Committee include Edward
J. Hogan (Chairman), Terry L. Lierman, and John B. McGuckian. There were 3 Brokerage Committee meetings held during the fiscal year ended October 31, 2006.

     Expense Committee(2). The purposes of the Committee are to assist the Board in requesting and evaluating necessary information in connection with fees and expenses of the Funds or their shareholders that may arise out of agreements and arrangements that may be submitted to the Board for its review or approval. The current members of the Expense Committee include Alan R. Latshaw, Terry L.

----------
(1) Prior to March 16, 2006, these two committees were part of a single committee, the Brokerage and Expense Committee. The Brokerage and Expense Committee met 2 times prior to March 16, 2006.

Lierman, John B. McGuckian, and Richard S. Trutanic (Chairman). There were 4 Expense Committee meetings held during the fiscal year ended October 31, 2006.

     Dividend Committee. The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The current members of the Dividend Committee, on which one or more Trustees may serve, include Arphiela Arizmendi and Alan Kirshenbaum. There were no Dividend Committee meetings held during the fiscal year ended October 31, 2006.

     Performance Committee. The purpose of the Performance Committee is to oversee the Funds' investment performance. The current members of the Performance Committee include Edward J. Hogan, and Donald E. Nickelson (Chairman). There were 4 Performance Committee meetings held during the fiscal year ended October 31, 2006.

     Nominating Committee. The purposes of the Nominating Committee are to: (1) evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. For fiscal year ending October 31, 2006, the members of the Nominating Committee included all the Independent Trustees: Alan R. Latshaw, Edward J. Hogan, Terry
L. Lierman, John B. McGuckian, Donald E. Nickelson (Chairman), and Richard S. Trutanic. There were 2 Nominating Committee meetings held during the fiscal year ended October 31, 2006. As of November 20, 2006 the Nominating Committee was reconstituted to include only Richard S. Trutanic and Alan R. Latshaw.

     The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee will consider potential candidates recommended by shareholders provided that: (i) the proposed candidates satisfy the trustee qualification requirements; and (ii) the nominating shareholders comply with the Candidate Policy. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner.

     Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The current members of the Valuation Committee, on which one or more Trustees may serve, include Arphiela Arizmendi, Alan Kirshenbaum (Chairman), Alison H. Micucci, Marguerite E. H. Morrison, Donald E. Nickelson, and Alan R. Latshaw. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended October 31, 2006.

     Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The current members of the Valuation Subcommittee, on which one or more Trustees may serve, include Ravi Akhoury, Arphiela Arizmendi, Alan Kirshenbaum, Alison H. Micucci, Marguerite E.H. Morrison, Donald E. Nickelson, and Alan R. Latshaw. There were 6 Valuation Subcommittee meetings held during the fiscal year ended October 31, 2006.

     As of December 31, 2006, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment company overseen by the Trustee within the same family of investment companies as the Trust was as follows:

                               INTERESTED TRUSTEES

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                                            COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST      IN FAMILY OF INVESTMENT COMPANIES
---------------       ----------------------------------------------   ---------------------------------------
Brian A. Murdock           Large Cap Growth Fund - Over $100,000                    Over $100,000

                                 NON-INTERESTED TRUSTEES

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                                            COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST      IN FAMILY OF INVESTMENT COMPANIES
---------------       ----------------------------------------------   ---------------------------------------
Edward J. Hogan       High Yield Corporate Bond Fund - Over $100,000                Over $100,000

Alan R. Latshaw       Large Cap Growth Fund - $10,001 - $50,000                   $10,001 - $50,000
                      Small Cap Value Fund - $1 - $10,000

Terry L. Lierman      Capital Appreciation Fund - $1 - $10,000                    $50,001 - $100,000
                      Global High Income Fund - $1 - $10,000
                      International Equity Fund - $10,001 - $50,000
                      Value Fund - $10,001 - $50,000

John B. McGuckian                           $0                                            $0

Donald E. Nickelson   International Equity Fund - $10,001 - $50,000               $10,001 - $50,000

Richard S. Trutanic   Total Return Fund - $1 - $10,000                               $1 - $10,000

     As of December 31, 2006, each Trustee who is not an "interested person," as that term is defined in the 1940 Act, of the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:

                             NON-INTERESTED TRUSTEES

                         NAME OF OWNERS AND               TITLE OF                         PERCENT OF
NAME OF TRUSTEE       RELATIONSHIP TO TRUSTEE   COMPANY    CLASS     VALUE OF SECURITIES      CLASS
---------------       -----------------------   -------   --------   -------------------   ----------
Edward J. Hogan                 None
Alan R. Latshaw*                None
Terry L. Lierman                None
John B. McGuckian               None
Donald E. Nickelson             None
Richard S. Trutanic             None



* Mr. Latshaw was elected to the Board of Trustees on March 27, 2006.



COMPENSATION

     The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2006, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers. The Non-Interested Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended, $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Chairman of the Audit and Compliance Committee receives $2,000 and the Chairmen of the Brokerage, Expense and Performance Committees receive $1,000 for each meeting of the respective committees. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. Trustees who are affiliated with New York Life do not receive compensation from the Trust.

                               COMPENSATION TABLE

                                 AGGREGATE    PENSION OR RETIREMENT                       TOTAL COMPENSATION
                               COMPENSATION     BENEFITS ACCRUED         ESTIMATED      FROM THE TRUST AND THE
       NAME OF PERSON,           FROM THE          AS PART OF         ANNUAL BENEFITS        FUND COMPLEX
          POSITION                 TRUST          FUND EXPENSES       UPON RETIREMENT      PAID TO TRUSTEES
----------------------------   ------------   ---------------------   ---------------   ----------------------
Edward J. Hogan, Trustee         $ 88,000                                                      $ 88,000
Alan R. Latshaw, Trustee*        $ 78,500                                                      $ 78,500
Terry L. Lierman, Trustee        $ 87,000                                                      $ 87,000
Donald E. Nickelson, Lead        $119,000                                                      $119,000
Richard S. Trutanic, Trustee     $ 87,500                                                      $ 87,500
John B. McGuckian, Trustee       $ 86,000                                                      $ 86,000

* Mr. Latshaw was elected to the Board of Trustees on March 27, 2006. Pursuant to the authority granted it by the Audit and Compliance Committee Charter, the Audit and Compliance Committee retained the services of Alan R. Latshaw from November 1, 2004 until his election to the Board of Trustees on March 27, 2006 as an independent financial expert consultant to provide advice and other services similar to that provided by an "Audit Committee Financial Expert" under Section 407 of the Sarbanes-Oxley Act of 2002. Until March 27, 2006, Mr. Latshaw received an annual retainer of $45,000, as well $1,000 per meeting attended, plus reimbursements for travel and out-of-pocket expenses.

CODES OF ETHICS

     The Trust, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Funds, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

     The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisors (the "Non-Interested Trustees").

     The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

     In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus, the Manager bears the following expenses:

     - the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

     - the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements; and

     - all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust, as the case may be.

     - For its services, each Fund pays the Manager a monthly fee. See the Prospectus, under the heading "Know with Whom You're Investing."

     Effective March 1, 2007 with respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it agreed to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Funds' prospectus, from time to time. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

     Conditions to exemptive relief include: (i) the Trust would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Trust would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Trustees would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Trustee or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Trust within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not "interested persons" will be at the discretion of the then existing Trustees that are not "interested persons".

     Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

SUBADVISORY AGREEMENTS

     Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and Markston with respect to the MAP Fund; (b) between the Manager and ICAP respect to the MAP Fund; (c) between the Manager and Winslow Capital with respect to the Large Cap Growth Fund; and (d) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund Tax Free Bond Fund, Total Return Fund and Value Fund (each a "Subadvisor" and collectively the "Subadvisors"), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Fund's portfolios, including the purchase, retention, disposition and loan of securities. There are no subadvisors for the Common Stock Fund.

As compensation for services, the Manager, not the Funds, pays the Funds' Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:

FUND NAME                        ANNUAL RATE
---------                        -----------
Capital Appreciation Fund         0.360%(1)
Convertible Fund *                0.360%(2)+
Diversified Income Fund *         0.300%
Global High Income Fund *         0.350%
Government Fund *                 0.300%(3)+
High Yield Corporate Bond Fund    0.300%(4)
International Equity Fund *       0.600%
Large Cap Growth Fund             0.400%(5)
MAP Fund                          0.450%(6)
Mid Cap Growth Fund *             0.375%
Mid Cap Value Fund *              0.350%
Money Market Fund *               0.250%(7)
Small Cap Growth Fund *           0.500%+
Small Cap Value Fund *            0.425%+
Tax Free Bond Fund *              0.300%+
Total Return Fund *               0.320%(8)
Value Fund *                      0.360%(9)

                                       61

* NYLIM has entered into written expense limitation agreements with respect to these Funds whereby it agreed to waive fees and/or reimburse expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets for each Class of shares of such Fund (see the Prospectus). To the extent NYLIM has agreed to reimburse expenses, MacKay Shields, the Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

+ To the extent that NYLIM has agreed to waive management fees, MacKay Shields, the Subadvisor for these Funds has voluntarily agreed to waive its fee proportionately.

(1.) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

(2.) On assets up to $500 million; 0.335% on assets from $500 million to $1 billion; and 0.310% on assets in excess of $1 billion.

(3.) On assets up to $1 billion; 0.275% on assets in excess of $1 billion.

(4.) On assets up to $500 million; 0.275% on assets in excess of $500 million.

(5.) On the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, up to $250 million; 0.350% on such assets from $250 million up to $500 million; 0.300% on such assets from $500 million up to $750 million; 0.250% on such assets from $750 million up to $1 billion; and 0.200% on such assets in excess of $1 billion.

(6.) On assets up to $250 million; 0.400% on assets from $250 million to $500 million; and 0.350% on assets in excess of $500 million.

(7.) On assets up to $300 million; 0.225% on assets from $300 million to $700 million; 0.200% on assets from $700 million to $1 billion; and 0.175% on assets in excess of $1 billion.

(8.) On assets up to $500 million; 0.300% on assets in excess of $500 million.

(9.) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

     The Subadvisory Agreements remain in effect for two years following their effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees.

     The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.

     The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the amount of the Management fee paid by each Fund; the amount of any Management fees waived and/or reimbursed by NYLIM; the amount of the Subadvisory fee paid by the Manager from the Management fee; and the amount of the Subadvisory fee waived and/or reimbursed were as follows:

                                                     YEAR ENDED  10/31/06
                                 -----------------------------------------------------------
                                              MANAGEMENT FEE                 SUBADVISORY FEE
                                 MANAGEMENT    WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
             FUND                 FEE PAID*     REIMBURSED      FEE PAID*       REIMBURSED
             ----                ----------   --------------   -----------   ---------------
Capital Appreciation Fund         6,811,493             --      3,405,747         --
Common Stock Fund                   794,214        606,802             --         --
Convertible Fund                  2,673,228        953,770      1,336,614    476,885
Diversified Income Fund             510,215        190,789        255,108     95,395
Global High Income Fund           1,323,403         34,288        661,702     17,144
Government Fund                   1,007,756        973,891        503,878    486,946
High Yield Corporate Bond Fund   24,124,532             --     12,062,266         --
International Equity Fund         4,813,102        326,007      2,406,551    163,004
Large Cap Growth Fund             2,478,345      1,053,988             --         --
MAP Fund**                       10,495,959             --      5,622,420         --
Mid Cap Growth Fund               1,447,615         95,745        723,808     47,873
Mid Cap Value Fund                2,325,247        347,680      1,162,624    173,840
Money Market Fund                 1,140,765      1,058,259        570,383    529,130
Small Cap Growth Fund             1,339,255      1,066,861        669,628    533,431
Small Cap Value Fund                845,801        352,417        422,901    176,209
Tax Free Bond Fund                1,082,114        482,508        541,057    241,254
Total Return Fund                 3,631,920      1,037,949      1,815,960    518,975
Value Fund                        3,639,464        907,175      1,819,732    453,588

*    After expense reimbursement or waiver.

** The total subadvisory fee paid during this period for the MAP Fund includes $2,876,457 paid to Markston and $1,817,282 paid to Jennison Associates LLC ("Jennison"), a former subadvisor to the MAP Fund. Effective, July 3, 2006, ICAP replaced Jennison as one of the Subadvisors to the MAP Fund pursuant to the terms of an Interim Subadvisory Agreement. At a meeting on June 12-13, 2006, the Board of Trustees approved a new subadvisory agreement with ICAP for the MAP Fund. The Shareholders of the MAP Fund approved the new subadvisory agreement on October 5, 2006.

                                                     YEAR ENDED 10/31/05
                                 -----------------------------------------------------------
                                               MANAGEMENT FEE                 SUBADVISORY FEE
                                  MANAGEMENT    WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
             FUND                 FEE PAID*      REIMBURSED      FEE PAID*      REIMBURSED
             ----                -----------   --------------   -----------   ---------------
Capital Appreciation Fund        $ 7,512,626     $       --     $ 3,756,313      $     --
Common Stock Fund                    469,541        435,191              --            --
Convertible Fund                   2,901,140        935,148       1,450,570       467,574
Diversified Income Fund              704,130         87,293         352,065        43,647
Global High Income Fund              917,784         38,120         458,892        19,060
Government Fund                    1,218,147      1,157,488         609,074       578,744
High Yield Corporate Bond Fund    25,241,244             --      12,620,622            --
International Equity Fund          2,262,057         39,296       1,131,029        19,648
Large Cap Growth Fund**              441,809        397,089              --            --
MAP Fund***                        8,437,084        237,690       4,218,542       118,845
Mid Cap Growth Fund                  683,836        144,183         341,918        72,092
Mid Cap Value Fund                 2,500,321        259,768       1,250,161       129,884
Money Market Fund                    948,860      1,379,735         474,430       689,868
Small Cap Growth Fund              1,813,755        731,987         906,878       365,994
Small Cap Value Fund                 908,776        378,656         454,388       189,328
Tax Free Bond Fund                 1,235,433        504,934         617,717       252,467
Total Return Fund                  4,403,915        975,313       2,201,958       487,157
Value Fund                         4,054,459        528,090       2,027,230       264,045

*    After expense reimbursement or waiver.

** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005 the amount of the Management fee paid by the Fund to NYLIM was $76,091; the amount of Management fees and expenses waived and/or reimbursed by NYLIM was $136,738; the amount of the Subadvisory fee paid by the Manager from the Management fee was $15,503.

*** The total subadvisory fee paid during this period for the MAP Fund includes $2,189,001 paid to Markston and $2,029,541 paid to Jennison.

                                                     YEAR ENDED 10/31/04
                                 -----------------------------------------------------------
                                               MANAGEMENT FEE                 SUBADVISORY FEE
                                  MANAGEMENT    WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
            FUND                  FEE PAID*      REIMBURSED      FEE PAID*      REIMBURSED
            ----                 -----------   --------------   -----------   ---------------
Capital Appreciation Fund        $ 8,736,271     $       --     $ 4,368,136     $       --
Common Stock Fund                    544,762        110,333              --             --
Convertible Fund                   4,154,277         70,554       2,077,139         35,277
Diversified Income Fund              764,456             --         382,228             --
Global High Income Fund              578,715             --         289,358             --
Government Fund                    2,696,382        108,955          54,478      1,348,191
High Yield Corporate Bond Fund    25,282,743             --      12,641,372             --
International Equity Fund          1,392,321             --         916,119             --
MAP Fund**                         6,210,286        258,449       3,698,829             --
Mid Cap Growth Fund                  426,780        147,001         213,390         73,500
Mid Cap Value Fund                 2,285,484             --       1,142,742             --
Money Market Fund                    883,477      1,786,551         441,739        893,276
Small Cap Growth Fund              2,523,297         91,982       1,261,649         45,991
Small Cap Value Fund               1,091,680        108,819         545,840         54,409
Tax Free Bond Fund                 1,828,429        115,751         914,215         57,876
Total Return Fund                  5,802,586             --       2,901,293             --
Value Fund                         4,420,269             --       2,210,135             --

*    After expense reimbursement or waiver.

** The total subadvisory fee paid during this period for the MAP Fund includes $1,974,917 paid to Markston and $1,723,912 paid to Jennison.

DISTRIBUTION AGREEMENT

     NYLIFE Distributors LLC, a limited liability company formed under the laws of Delaware, serves as the distributor and principal underwriter of each Fund's shares pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.

     The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Non-Interested Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLANS

     With respect to each of the Funds (except the Money Market Fund, which does not offer Class B or Class C shares) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares of each Fund (the "Class A Plans," the "Class B Plans" and the "Class C Plans." The Board has also adopted with respect to each of the Funds (except the Money Market Fund) a separate plan of distribution pursuant to Rule 12b-1 for the Class R2 shares and Class R3 shares (the "Class R2 Plan" and "Class R3 Plans" respectively, and, together with the Class A Plans, Class B Plans and Class C Plans, the "12b-1 Plans"). Only certain Funds currently offer Class R2 and Class R3 shares.

     Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

     The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

     In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

     12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class A shares for distribution or service activities, as designated by the Distributor.

     Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

     Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

     Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

     Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.

     Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

     Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

     The Class R2 shares were first offered on January 1, 2004. Therefore, no payments were made under the Class R2 Plans prior to December 31, 2003. The Class R3 shares of the International Equity Fund, Large Cap Growth Fund, MAP Fund, and Mid Cap Growth Fund were first offered on April 28, 2006.

     For the fiscal year ended October 31, 2006, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

                                                               YEAR ENDED 10/31/06
                                 ------------------------------------------------------------------------------
                                 AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE    AMOUNT OF FEE
                                  PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO
                                 CLASS A PLAN     CLASS B PLAN    CLASS C PLAN   CLASS R2 PLAN   CLASS R3 PLAN*
                                 ------------    -------------   -------------   -------------   --------------
Capital Appreciation Fund          $1,577,747     $ 5,462,499      $   68,315      $               $
Common Stock Fund                     102,405         416,569          28,711
Convertible Fund                      765,725       1,735,364         247,099
Diversified Income Fund               150,447         436,299         127,973
Global High Income Fund               286,526         457,677         335,752
Government Fund                       549,932       1,038,887          64,053
High Yield Corporate Bond Fund      6,138,400      13,896,964       4,060,936
International Equity Fund             315,115         657,603         136,957            956             26
Large Cap Growth Fund                 358,238       1,452,907         115,833             11             24
MAP Fund                            1,168,478       3,543,856       2,146,459          7,555             26
Mid Cap Growth Fund                   269,776         608,177         324,498                           206
Mid Cap Value Fund                    416,521       1,704,307         416,596          5,388
Money Market Fund                         N/A             N/A             N/A
Small Cap Growth Fund                 259,730       1,293,948          71,220
Small Cap Value Fund                  136,901         511,016         115,104
Tax Free Bond Fund                    436,036         400,838          30,944
Total Return Fund                   1,101,207       3,009,719          35,133
Value Fund                          1,075,956       2,691,451         129,335         31,921

*    Class R3 shares were first offered on April 28, 2006

For the fiscal year ended October 31, 2005, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

                                                      YEAR ENDED 10/31/05
                                 -------------------------------------------------------------
                                 AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE
                                  PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO
                                  CLASS A PLAN    CLASS B PLAN    CLASS C PLAN   CLASS R2 PLAN
                                 -------------   -------------   -------------   -------------
Capital Appreciation Fund          $  610,719     $10,723,303      $   79,061          N/A
Common Stock Fund                      92,073         535,711          30,415          N/A
Convertible Fund                      240,162       4,136,872         255,156          N/A
Diversified Income Fund                98,566         761,379         161,709          N/A
Global High Income Fund               164,168         485,927         222,976          N/A
Government Fund                       209,524       3,038,199          82,909          N/A
High Yield Corporate Bond Fund      3,408,800      27,019,520       4,278,319          N/A
International Equity Fund             203,133         842,564          96,315          163
Large Cap Growth Fund*                 59,419         575,027          26,081            2
MAP Fund                              807,031       3,666,091       1,606,571        3,316
Mid Cap Growth Fund                   128,899         509,011          71,475          N/A
Mid Cap Value Fund                    336,496       2,125,803         435,959        4,976
Money Market Fund                         N/A             N/A             N/A          N/A
Small Cap Growth Fund                 184,240       1,732,089          76,695          N/A
Small Cap Value Fund                  142,788         694,887         118,724          N/A
Tax Free Bond Fund                     95,886       1,227,166          31,592          N/A
Total Return Fund                     266,595       7,172,304          42,209          N/A
Value Fund                            333,965       5,842,061         120,295       21,715

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005 the amount of the distribution and/or service fees paid by the Fund pursuant to the Class A, Class B, Class C and Class R2 Plans were as follows: $7,008, $11,936, $831 and $1, respectively.

     For the fiscal year ended October 31, 2004, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

                                                      YEAR ENDED 10/31/04
                                 -------------------------------------------------------------
                                 AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE
                                  PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO
                                  CLASS A PLAN    CLASS B PLAN    CLASS C PLAN   CLASS R2 PLAN
                                 -------------   -------------   -------------   -------------
Capital Appreciation Fund          $  745,595      12,610,165         99,976           N/A
Common Stock Fund                      89,163         551,624         27,572           N/A
Convertible Fund                      244,632       4,661,434        293,053           N/A
Diversified Income Fund                88,713         782,421        136,491           N/A
Global High Income Fund                99,025         290,153        140,505           N/A
Government Fund                       225,692       3,670,709        101,933           N/A
High Yield Corporate Bond Fund      3,159,532      28,586,887      4,265,723           N/A
International Equity Fund             152,430         652,570         50,556             2
MAP Fund                              579,454       2,765,094      1,202,879             3
Mid Cap Growth Fund                   107,224         304,501         31,643           N/A
Mid Cap Value Fund                    267,207       1,806,620        384,673           499
Money Market Fund                         N/A             N/A            N/A           N/A
Small Cap Growth Fund                 182,678       1,806,018         78,549           N/A
Small Cap Value Fund                  130,069         649,059         96,457           N/A
Tax Free Bond Fund                     97,824       1,394,316         30,186           N/A
Total Return Fund                     311,201       8,044,555         47,998           N/A
Value Fund                            297,674       5,819,659         39,006         2,790

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31,2004, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:


                                 YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  10/31/06     10/31/05     10/31/04
                                 ----------   ----------   ----------
Capital Appreciation Fund         $ 95,407     $107,475     $ 88,472
Common Stock Fund                   12,332       15,073        9,329
Convertible Fund                    58,924       49,958       65,872
Diversified Income Fund             17,379       31,882       48,276
Global High Income Fund             82,293       56,014       26,667
Government Fund                     24,487       29,990       30,496
High Yield Corporate Bond Fund     650,624      789,369      768,313
International Equity Fund           77,298      467,720       38,631
Large Cap Growth Fund*              93,596       16,144          N/A
MAP Fund                           305,008      271,473      215,072
Mid Cap Growth Fund                140,460       80,546       26,565
Mid Cap Value Fund                  56,965      107,929       66,291
Money Market Fund+                  19,436       63,451       83,753
Small Cap Growth Fund               41,848       48,380       33,865
Small Cap Value Fund                21,438       35,746       13,797
Tax Free Bond Fund                  22,015       32,536       13,524
Total Return Fund                   47,098      311,006       41,600
Value Fund                          61,263       66,436       50,963

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, the Distributor retained the following amounts of sales charges, including CDSC, for Class A shares of the Fund: $3,152

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                 YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  10/31/06     10/31/05     10/31/04
                                 ----------   ----------   ----------
Capital Appreciation Fund        $  690,003   $  912,707   $  770,578
Common Stock Fund                    47,450       77,935       63,300
Convertible Fund                    204,170      259,488      286,029
Diversified Income Fund              67,490       69,918       96,166

                                 YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  10/31/06     10/31/05     10/31/04
                                 ----------   ----------   ----------
Global High Income Fund              79,068       59,632       55,986
Government Fund                     144,947      215,418      241,046
High Yield Corporate Bond Fund    1,824,958    2,708,943    3,362,137
International Equity Fund            72,155       63,443       53,085
Large Cap Growth Fund*              191,752       89,100          N/A
MAP Fund                            490,842      459,520      392,114
Mid Cap Growth Fund                  78,477       58,470       36,021
Mid Cap Value Fund                  255,926      263,868      236,730
Money Market Fund+                 405,739    1,241,942      620,227
Small Cap Growth Fund               174,032      245,716      229,242
Small Cap Value Fund                 63,861       62,234       80,604
Tax Free Bond Fund                   69,471       72,168      103,635
Total Return Fund                   269,103      363,647      330,990
Value Fund                          243,191      302,656      249,437

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, contingent deferred sales charges were paid by investors on the redemption of Class B shares, as follows: $2,089.

+ The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the Money Market Fund.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                                 YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  10/31/06     10/31/05     10/31/04
                                 ----------   ----------   ----------
Capital Appreciation Fund          $   450     $    971     $  1,854
Common Stock Fund                      464          579          396
Convertible Fund                     2,025        3,639        7,162
Diversified Income Fund                408        3,573        4,628
Global High Income Fund              8,025       15,023        7,167
Government Fund                      1,154        1,780        5,664
High Yield Corporate Bond Fund      70,385      116,485      165,719
International Equity Fund            4,859        1,830        1,745
Large Cap Growth Fund*               4,759          741          N/A
MAP Fund                            31,421       19,712       27,307
Mid Cap Growth Fund                 18,645        2,789        1,750
Mid Cap Value Fund                   5,073        5,290        5,869
Money Market Fund +                 20,686       35,599       79,743
Small Cap Growth Fund                1,580          855        1,011
Small Cap Value Fund                 5,229        2,222          199
Tax Free Bond Fund                   1,238        1,263        3,255
Total Return Fund                      257          370        1,101
Value Fund                           1,014        1,323        1,243

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, contingent deferred sales charges were paid by investors on the redemption of Class C shares, as follows: $3.

+ The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the Money Market Fund.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS A EXPENSE CATEGORIES
                      NOVEMBER 1, 2005 TO OCTOBER 31, 2006*

                                        PRINTING AND
                                           MAILING                                                                APPROXIMATE TOTAL
                                        PROSPECTUSES  COMPENSATION                                                 AMOUNT SPENT BY
                                          TO OTHER         TO                                                    NYLIFE DISTRIBUTOR
                        SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                WITH RESPECT
                       AND ADVERTISING  SHAREHOLDERS    PERSONNEL   SALES PERSONNEL   BROKER DEALERS    OTHER*         TO FUND
                       ---------------  ------------  ------------  ---------------  ---------------  ---------  ------------------
Capital Appreciation         5,868           6,481        138,794       1,811,361          334,688       82,836       2,380,028
Common Stock                   675             824         15,733         139,256           29,403        9,133         195,024
Convertible Fund             2,574           5,845        118,342         641,057          443,434       68,917       1,280,170
Diversified Income             866           1,753         33,549         145,832           84,547       19,301         285,847
Global High Income           4,686          17,359        316,881         247,533          475,878      178,837       1,241,174
Government                   2,773           3,275         65,365         527,799           87,843       38,364         725,420
High Yield Corp. Bond       60,223         230,473      4,262,302       4,343,707        4,663,157    2,413,411      15,973,274
International Equity         6,849          10,040        175,565         455,397          272,466       99,208       1,019,525
Large Cap Growth            10,977          39,059        705,797         484,279          337,651      397,342       1,975,104
Map                         14,503          44,733        819,363       1,126,054        1,734,769      463,627       4,203,049
Mid Cap Growth               8,542          31,725        573,798         370,027          655,941      322,995       1,963,029
Mid Cap Value                3,397           6,472        120,399         468,062          232,016       68,826         899,172
Money Market                 9,603          32,524        592,358              --            5,387      334,358         974,230
Small Cap Growth             2,267           3,146         58,121         402,192           98,792       33,363         597,880
Small Cap Value              1,395           3,586         65,985         146,335          103,133       37,458         357,893
Tax Free                       569           2,419         52,829         440,468          101,222       31,136         628,643
Total Return                 2,989           3,650         83,535       1,161,513          178,542       50,416       1,480,645
Value                        3,622           4,819        103,091       1,137,678          301,341       61,276       1,611,827
   TOTAL                   142,379         448,181      8,301,808      14,048,553       10,140,209    4,710,806      37,791,934

*    Class R3 shares were first offered on April 28, 2006.

** Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS B EXPENSE CATEGORIES
                      NOVEMBER 1, 2005 TO OCTOBER 31, 2006

                                        PRINTING AND
                                           MAILING                                                                APPROXIMATE TOTAL
                                        PROSPECTUSES  COMPENSATION                                                 AMOUNT SPENT BY
                                          TO OTHER         TO                                                    NYLIFE DISTRIBUTOR
                        SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                WITH RESPECT
                       AND ADVERTISING  SHAREHOLDERS    PERSONNEL   SALES PERSONNEL   BROKER DEALERS    OTHER*         TO FUND
                       ---------------  ------------  ------------  ---------------  ---------------  ---------  ------------------
Capital Appreciation         5,605          7,913         161,492      2,019,000          340,513       94,900        2,629,422
Common Stock                   569            626          12,366        167,567           28,637        7,253          217,018
Convertible Fund             1,225          1,857          40,526        444,076          214,472       24,134          726,289
Diversified Income             351            431           9,407        102,803           56,152        5,624          174,768
Global High Income             739          1,707          32,268        133,901          155,108       18,471          342,194
Government                     961          1,129          23,967        336,434           65,546       14,260          442,297
High Yield Corp. Bond        5,974         16,230         360,030      2,199,558        2,607,722      213,614        5,403,128
International Equity           954          1,423          27,468        247,380           86,608       15,916          379,749
Large Cap Growth             2,169          2,855          55,142        601,877          140,116       32,039          834,198
Map                          4,794         10,238         196,788      1,048,129          878,465      113,248        2,251,662
Mid Cap Growth               1,321          2,820          52,253        273,986          183,870       29,788          544,039
Mid Cap Value                1,840          2,421          49,269        514,988          195,586       28,975          793,078
Money Market                 1,777          5,558         109,737             --               --       63,308          180,380
Small Cap Growth             1,615          1,996          39,772        482,624          110,102       23,309          659,417
Small Cap Value                530            688          14,117        143,384           64,000        8,321          231,039
Tax Free                        88            372          10,932      (258,457)           71,486        6,809        (168,769)
Total Return                 2,718          3,476          73,485      1,021,336          141,376       43,601        1,285,992
Value                        2,409          3,099          65,603        898,355          171,206       38,931        1,179,603
   TOTAL                    35,638         64,840       1,334,619     10,376,940        5,510,966      782,501       18,105,504

* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS C EXPENSE CATEGORIES
                      NOVEMBER 1, 2005 TO OCTOBER 31, 2006

                                        PRINTING AND
                                           MAILING                                                                APPROXIMATE TOTAL
                                        PROSPECTUSES  COMPENSATION                                                 AMOUNT SPENT BY
                                          TO OTHER         TO                                                    NYLIFE DISTRIBUTOR
                        SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                WITH RESPECT
                       AND ADVERTISING  SHAREHOLDERS    PERSONNEL   SALES PERSONNEL   BROKER DEALERS    OTHER*         TO FUND
                       ---------------  ------------  ------------  ---------------  ---------------  ---------  ------------------
Capital Appreciation           111             234          4,433        25,692            41,894         2,541          74,906
Common Stock                    54             158          2,959        10,931            16,991         1,684          32,777
Convertible Fund               382           1,505         28,319        38,806           218,458        16,106         303,576
Diversified Income             163             472          9,033        19,527            96,357         5,175         130,727
Global High Income           1,829           7,568        137,844        22,449           357,857        77,678         605,226
Government                      81             173          3,347        18,410            41,625         1,929          65,565
High Yield Corp. Bond        8,696          36,237        673,221       477,699         3,448,607       381,417       5,025,878
International Equity           484           1,586         28,972        29,839            98,501        16,373         175,755
Large Cap Growth**           1,136           4,432         80,129        29,257           142,947        45,081         302,983
Map                          6,592          27,042        497,435       108,576         2,022,865       281,097       2,943,606
Mid Cap Growth               3,254          13,503        244,507        27,910           369,196       137,558         795,927
Mid Cap Value                  501           1,700         32,547        40,324           339,476        18,616         433,164
Money Market                 1,083           4,344         79,033            --                --        44,532         128,993
Small Cap Growth               147             424          7,887        20,610            51,262         4,484          84,814
Small Cap Value                224             878         16,366        10,193            83,168         9,285         120,114
Tax Free                        70             300          5,733        14,480            17,911         3,271          41,767
Total Return                    50              95          1,827        13,939            19,640         1,053          36,603
Value                          183             506          9,626        25,242           103,331         5,508         144,396
   TOTAL                    25,042         101,158      1,863,219       933,885         7,470,086     1,053,387      11,446,778

* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS R2 EXPENSE CATEGORIES
                      NOVEMBER 1, 2005 TO OCTOBER 31, 2006

                                        PRINTING AND
                                           MAILING                                                                APPROXIMATE TOTAL
                                        PROSPECTUSES  COMPENSATION                                                 AMOUNT SPENT BY
                                          TO OTHER         TO                                                    NYLIFE DISTRIBUTOR
                        SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                WITH RESPECT
                       AND ADVERTISING  SHAREHOLDERS    PERSONNEL   SALES PERSONNEL   BROKER DEALERS    OTHER*         TO FUND
                       ---------------  ------------  ------------  ---------------  ---------------  ---------  ------------------
Capital Appreciation           --             --             --              --              --            --              --
Common Stock                   --             --             --              --              --            --              --
Convertible Fund               --             --             --              --              --            --              --
Diversified Income             --             --             --              --              --            --              --
Global High Income             --             --             --              --              --            --              --
Government                     --             --             --              --              --            --              --
High Yield Corp. Bond          --             --             --              --              --            --              --
International Equity          138             89          1,320              39              --           733           2,320
Large Cap Growth                2             --             16              --              --             9              27
Map                           327            225          3,490             387           4,389         1,959          10,778
Mid Cap Growth                 --             --             --              --              --            --              --
Mid Cap Value                 193            125          1,936           1,061            (331)        1,089           4,074
Money Market                   --             --             --              --              --            --              --
Small Cap Growth               --             --             --              --              --            --              --
Small Cap Value                --             --             --              --              --            --              --
Tax Free                       --             --             --              --              --            --              --
Total Return                   --             --             --              --              --            --              --
Value                         469            304          5,099          13,741            (267)        2,932          22,278
   TOTAL                    1,129            744         11,862          15,229           3,791         6,722          39,477

* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS R3 EXPENSE CATEGORIES
                       APRIL 28, 2006 TO OCTOBER 31, 2006

                                                                                                           APPROXIMATE
                                        PRINTING                                                              TOTAL
                                           AND                                                                AMOUNT
                                         MAILING                                                             SPENT BY
                                      PROSPECTUSES                                                            NYLIFE
                           SALES        TO OTHER     COMPENSATION                  COMPENSATION            DISTRIBUTOR
                          MATERIAL        THAN            TO        COMPENSATION       TO                      WITH
                            AND          CURRENT     DISTRIBUTION     TO SALES        BROKER               RESPECT TO
                        ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS     OTHER*       FUND
                        -----------   ------------   ------------   ------------   ------------   ------   -----------
Capital Appreciation         --             --              --           --             --            --          --
Common Stock                 --             --              --           --             --            --          --
Convertible Fund             --             --              --           --             --            --          --
Diversified Income           --             --              --           --             --            --          --
Global High Income           --             --              --           --             --            --          --
Government                   --             --              --           --             --            --          --
High Yield Corp. Bond        --             --              --           --             --            --          --
International Equity         --             --              --           --             --            --          --
Large Cap Growth             --             --              --           --             --            --          --
Map                          --             --              --           --             --            --          --
Mid Cap Growth               75            319           5,748           --             --         3,228       9,370
Mid Cap Value                --             --              --           --             --            --          --
Money Market                 --             --              --           --             --            --          --
Small Cap Growth             --             --              --           --             --            --          --
Small Cap Value              --             --              --           --             --            --          --
Tax Free                     --             --              --           --             --            --          --
Total Return                 --             --              --           --             --            --          --
Value                        --             --              --           --             --            --          --
   TOTAL                     75            319           5,748           --             --         3,228       9,370

* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

     The Board has adopted a separate shareholder services plan with respect to the Class R1,Class R2 and Class R3shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1,Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

     Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund.

     Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Non-Interested Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Non-Interested Trustees. Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

     Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

OTHER SERVICES

     Pursuant to an Amended and Restated Fund Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

                                 YEAR ENDED 10/31/06   YEAR ENDED 10/31/05   YEAR ENDED 10/31/04
                                 -------------------   -------------------   -------------------
Capital Appreciation Fund              $145,097              $159,119              $183,589
Common Stock Fund                        46,682                39,591                34,528
Convertible Fund                         77,121                80,193                85,911
Diversified Income Fund                  38,351                39,857                39,408
Global High Income Fund                  46,063                40,322                30,899
Government Fund                          59,695                66,261                73,420
High Yield Corporate Bond Fund          460,749               476,386               481,807
International Equity Fund                84,386                52,237                41,937
Large Cap Growth Fund                    72,129                19,610                   N/A
MAP Fund                                166,287               143,449               112,916
Mid Cap Growth Fund                      47,246                37,707                28,835
Mid Cap Value Fund                       64,852                66,097                59,317
Money Market Fund                        72,201                75,081                82,668
Small Cap Growth Fund                    50,728                52,124                52,820
Small Cap Value Fund                     40,764                41,813                39,329
Tax Free Bond Fund                       52,744                55,677                59,078
Total Return Fund                       101,165               109,476               120,043
Value Fund                               99,800               100,518                97,270

     In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and NYLIM SC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodian and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

     It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to NYLIM, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, or a designated committee of the Adviser, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated committee of the Manager, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

     The Manager has retained voting authority for the Common Stock Fund.

GUIDELINES EXAMPLES

     The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

          - Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manger/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

          - Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manger/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

          - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manger/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

          - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager/Subadvisor will support withholding votes from Compensation Committee members if the company has poor compensation practices.

     Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

CAPITAL APPRECIATION, CONVERTIBLE, DIVERSIFIED INCOME, GLOBAL HIGH INCOME, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, MID CAP GROWTH, MID CAP VALUE, MONEY MARKET, SMALL CAP GROWTH, SMALL CAP VALUE, TAX FREE BOND, TOTAL RETURN AND VALUE FUNDS.

     The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of McKay Shields' proxy voting policies and procedures is provided below.

          MacKay Shields

     MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

     Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the

Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

LARGE CAP GROWTH FUND

     The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

     Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

     Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

     Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS' Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

     Winslow Capital retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

MAP FUND

          The Manager has delegated proxy-voting authority to the MAP Fund's Subadvisors, Markston and ICAP. Summaries of their proxy voting policies and procedures are provided below.

          Markston

     Markston votes proxies on a company-by-company basis. Markston's overarching objective in voting proxies is to support proposals and director nominees that maximize the value the Fund's investments over the long term. Although Markston gives substantial weight to the recommendations of the issuer's board of directors, in all instances, the final decision rests with the portfolio manager under supervision of the chief compliance officer to vote the proxies.

     Markston always endeavors to place the Fund's interest ahead of Markston's interest. Generally, Markston will always vote proxies with respect to an issue in accordance with its guidelines. If a potential conflict still exists, Markston will seek outside opinions to ensure the quality and impartiality of its votes.

     Markston's approach with respect to proxies involving election of directors is to encourage independence and competence at the board level. Markston will not support director nominees who may have excessive commitments or have proven lax in their oversight. Markston will also often support proposals to declassify existing boards and is not sympathetic to the establishment of classified boards.

     Markston generally supports management recommendations regarding the auditor. Markston evaluates votes involving compensation plans on a case-by-case basis. Markston also believes that the exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited.

          ICAP

     ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

          - Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

          - Vote the securities based upon the recommendation of an independent third party, such as ISS; or

          - Disclose the conflict to the client or, with respect to the MAP Fund, the Fund's Board of Trustees (or its delegate) and obtain the client's or Board of Trustees' direction to vote the proxies.

     FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

          In addition, the Manager may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are Investors Bank & Trust Company, KPMG LLP, PricewaterhouseCoopers, Russell Mellon, Institutional Shareholder Services, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board of Trustees at the next regularly scheduled board meeting.

          All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Trust may rely on the confidentiality provisions of existing agreements provided NYLIM has determined that such provisions adequately protect the Trust on going disclosure or misuse of non-public holdings information.

          Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

          Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Non-Interested Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

          The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                               PORTFOLIO MANAGERS

     Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2006 is set forth below:

                                                                                            NUMBER OF ACCOUNTS AND ASSETS
                                                 NUMBER OF OTHER ACCOUNTS MANAGED           FOR WHICH THE ADVISORY FEE IS
                                                    AND ASSETS BY ACCOUNT TYPE                  BASED ON PERFORMANCE
                                           ------------------------------------------- --------------------------------------
                                             REGISTERED    OTHER POOLED                REGISTERED OTHER POOLED
                        FUNDS MANAGED BY     INVESTMENT     INVESTMENT       OTHER     INVESTMENT  INVESTMENT       OTHER
PORTFOLIO MANAGER       PORTFOLIO MANAGER      COMPANY       VEHICLES      ACCOUNTS      COMPANY    VEHICLES      ACCOUNTS
-----------------     -------------------- -------------- ------------- -------------- ---------- ------------ --------------
Claude Athaide        Money Market Fund        2 RICS           0         6 Accounts        0          0             0
                                            $433,021,743                 $793,917,906

Rupal J. Bhansali     International            1 RIC            0         3 Accounts        0          0         3 Accounts
                      Equity Fund           $572,502,873                 $720,270,417                           $530,324,845

John Fitzgerald       Tax Free Bond Fund         0              0              0            0          0             0

Harvey Fram           Common Stock Fund        4 RICs      10 Accounts    37 Accounts       0      4 Accounts     4 Accounts
                                           1,579,642,612  1,103,617,028  4,023,241,215             516,781,658  1,127,397,063

Gary Goodenough       Money Market Fund,       5 RICS       4 Accounts    41 Accounts       0          0         4 Accounts
                      Global High Income   $1,296,496,540  $469,214,922 $2,657,552,805                          $911,799,640
                      Fund,
                      Government Fund,
                      Total Return Fund

Justin H. Kelly       Large Cap Growth         3 RICS       2 Accounts    17 Accounts       0          0             0
                      Fund                  $326,000,000   $51,000,000   $635,000,000

Migene Kim            Common Stock Fund        2 RICS       2 Accounts    47 Accounts       0          0         6 Accounts
                                           $1,344,000,000  $115,000,000 $3,755,000,000                         $1,473,000,000

Roger Lob             MAP Fund                  1 RIC           0         12 Accounts       0          0             0
                                            $791,100,000                 $158,000,000

Robert H. Lyon        MAP Fund                 19 RICS      4 Accounts   141 Accounts       0          0         10 Accounts
                                           $8,065,657,114  $930,999,499 $9,239,985,665                         $1,482,897,663

Christopher Mullarkey MAP Fund                  1 RIC           0         10 Accounts       0          0             1
                                            $791,100,000                  $26,000,000                           $11,000,000

Michael J. Mullarkey  MAP Fund                  1 RIC           0         10 Accounts       0          0             1
                                            $791,100,000                 $163,000,000                           $24,000,000

J. Matthew Philo      Diversified Income       3 RICS       2 Accounts    39 Accounts       0          0             0
                      Fund,                $2,779,445,976  $723,177,864 $7,924,859,762
                      High Yield
                      Corporate Bond Fund

Joseph Portera        Diversified Income       3 RICS       4 Accounts    41 Accounts       0          0         4 Accounts
                      Fund,                 $863,474,797   $469,214,922 $2,657,552,805                          $911,799,640
                      Global High Income
                      Fund,
                      Government Fund and
                      Total Return Fund

Richard A. Rosen      Mid Cap Value Fund,      4 RICS           0         26 Accounts       0          0         2 Accounts
                      Total Return Fund,   $1,819,809,347               $1,094,409,711                          $182,437,966
                      Value Fund

Jeffrey H. Saxon      Global High Income          0             0              0            0          0             0
                      Fund

Jerrold K. Senser     MAP Fund                19 RICS       4 Accounts   141 Accounts       0          0         10 Accounts
                                           $8,065,657,114  $930,999,499 $9,239,985,665                         $1,482,897,663



                                                                                            NUMBER OF ACCOUNTS AND ASSETS
                                                 NUMBER OF OTHER ACCOUNTS MANAGED           FOR WHICH THE ADVISORY FEE IS
                                                    AND ASSETS BY ACCOUNT TYPE                  BASED ON PERFORMANCE
                                           ------------------------------------------- --------------------------------------
                                             REGISTERED    OTHER POOLED                REGISTERED OTHER POOLED
                        FUNDS MANAGED BY     INVESTMENT     INVESTMENT       OTHER     INVESTMENT  INVESTMENT       OTHER
PORTFOLIO MANAGER       PORTFOLIO MANAGER      COMPANY       VEHICLES      ACCOUNTS      COMPANY    VEHICLES      ACCOUNTS
-----------------     -------------------- -------------- ------------- -------------- ---------- ------------ --------------
Edward Silverstein    Convertible Fund          1 RIC       2 Accounts    4 Accounts        0          0         2 Accounts
                                            $367,217,053    $9,651,278   $159,429,709                           $625,964,973

Mark T. Spellman      Mid Cap Value Fund,      2 RICS           0         27 Accounts       0          0         2 Accounts
                      Small Cap Value Fund  $634,959,302        0       $1,094,944,883                          $182,437,966

Edmund C. Spelman     Capital                  6 RICS       2 Accounts    26 Accounts       0          0         3 Accounts
                      Appreciation Fund,   $2,456,527,011   $9,651,278  $1,450,510,009                          $632,379,948
                      Convertible Fund,
                      Mid Cap Growth Fund,
                      Small Cap Growth
                      Fund,
                      Total Return Fund

Laurie Walters        Tax Free Bond Fund         0              0              0            0          0             0

R. Bart Wear          Large Cap Growth         3 RICS       2 Accounts    17 Accounts       0          0             0
                      Fund                  $326,000,000   $51,000,000   $635,000,000

Clark J. Winslow      Large Cap Growth         3 RICS       2 Accounts    17 Accounts       0          0             0
                      Fund                  $326,000,000   $51,000,000   $635,000,000

     Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

          - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

          - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

          - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

          - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

     To address potential conflicts of interest between the clients and the Manager, NYLIM and each Subadvisor have adopted Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

     NYLIM

     NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

     NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

     MacKay Shields

     MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts.

     MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

     Winslow Capital

     In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management.

     At Winslow Capital the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the firm's non-owner employees based upon each individual's performance and the profitability of the firm. The incentive bonus and share of the firm's earnings engender a commitment and loyalty to the firm to always strive for success.

     Winslow Capital provides a 401(k) profit-sharing and salary savings plan for all eligible employees. Contributions are based on a percentage of the employee's total base and bonus paid during the fiscal year, subject to a specified maximum amount. At the employees' discretion, assets of this profit-sharing plan are invested in the Large Cap Growth Fund.

     ICAP

     Compensation for key ICAP investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

     Markston

     The Markston portfolio management team (Michael Mullarkey, Roger Lob, Christopher Mullarkey) are all owners of Markston International LLC. The portfolio managers share in the profits of the firm. Therefore, the success of the team in generating long term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

     As of December 31, 2006, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Trust ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

PORTFOLIO MANAGER       FUND                        $ RANGE OF OWNERSHIP
-----------------       ----                        --------------------
Claude Athaide          Money Market Fund           $10,001 - $50,000
Rupal J. Bhansali       International Equity Fund   $100,001 - $500,000
John Fitzgerald         Tax Free Bond Fund          $10,001 - $50,000
Harvey Fram             Common Stock Fund           $10,001 - $50,000
Gary Goodenough         Total Return Fund           $50,000 - $100,000
Justin H. Kelly         Large Cap Growth Fund       $100,001 - $500,000
Migene Kim              None                        $0
Roger Lob               MAP Fund                    $50,000-$100,000
Robert H. Lyon          None                        $0
Christopher Mullarkey   MAP Fund                    $1-$10,000
Michael J. Mullarkey    MAP Fund                    $10,001 - $50,000
J. Matthew Philo        None                        $0
Joseph Portera          Diversified Income Fund     $10,001 - $50,000
                        Government Fund             $1 - $10,000
                        Global High Income Fund     $10,001 - $50,000
Richard A. Rosen        Value Fund                  $100,001 - $500,000
Jeffrey H. Saxon        None                        $0
Jerrold K. Senser       None                        $0
Edward Silverstein      Convertible Fund            $100,001 - $500,000
Mark T. Spellman        Mid Cap Value Fund          $10,001 - $50,000
                        Small Cap Value Fund        $10,001 - $50,000
Edmund C. Spelman       Capital Appreciation Fund   $500,001 - $1,000,000
                        Mid Cap Growth Fund         $10,001 - $50,000
                        Small Cap Growth Fund       $100,001 - $500,000
                        Total Return Fund           $1 - $10,000
Laurie Walters          None                        $0
R. Bart Wear            Large Cap Growth Fund       $100,001 - $500,000
Clark J. Winslow        Large Cap Growth Fund       Over $1,000,000

Potential Portfolio Manager Conflicts

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

     - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

     - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

     - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

     To address potential conflicts of interest, NYLIM and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board of Trustees have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     In the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the MainStay MAP Fund paid commissions to Wachovia Capital Markets, an affiliate of the MAP Fund's former subadvisor, Jennison. The following table sets forth information regarding such payments.

                                                2006         2005         2004
                                             ----------   ----------   ----------
Total brokerage commissions paid by the
   MainStay MAP Fund .....................   $1,538,322   $1,986,694   $1,651,338
Total brokerage commissions paid to
   Affiliated Brokers ....................   $        0   $    2,900   $    3,230
Percentage of total brokerage commissions
   paid to Affiliated Brokers ............   $        0        0.001%       0.002%
Percentage of the MAP Fund's aggregate
   dollar amount of transactions involving
   the payment of commissions effected
   through Affiliated Broker .............   $        0            0%           0%

     Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

     Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

     In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

     The management fees paid by the Trust, on behalf of each Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

     The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

                                 YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  10/31/06     10/31/05     10/31/04
                                 ----------   ----------   ----------
Capital Appreciation Fund        $  748,289   $1,177,945   $1,225,952
Common Stock Fund                   156,066       70,811       77,871
Convertible Fund                    173,112      265,612      578,954
Diversified Income Fund               7,869        5,195        3,861
Global High Income Fund              13,306        1,359        1,506
Government Fund                         N/A          N/A          N/A
High Yield Corporate Bond Fund      284,203      436,080      574,231
International Equity Fund         1,449,131      835,174      498,427
Large Cap Growth Fund*            1,004,760      333,144          N/A
MAP Fund                          1,538,322    1,980,487    1,651,338
Mid Cap Growth Fund                 224,018      130,565      124,777
Mid Cap Value Fund                  570,776      781,323      307,142
Money Market Fund                       N/A          N/A          N/A
Small Cap Growth Fund               218,677      437,713      655,372
Small Cap Value Fund                412,411      636,267      338,084
Tax Free Bond Fund                    3,750          N/A          N/A
Total Return Fund                   588,327      634,165    1,243,189
Value Fund                          951,897    1,081,020      942,979

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, brokerage commissions paid to entities not affiliated with the Fund, the Manager or the Distributor were: $13,763.

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2006 and the dollar amount of the transactions involved.

                                  TOTAL AMOUNT OF
                                    TRANSACTIONS
                                 WHERE COMMISSIONS    TOTAL BROKERAGE
                                  PAID TO BROKERS     COMMISSIONS PAID
                                   THAT PROVIDED      TO BROKERS THAT
                                 RESEARCH SERVICES   PROVIDED RESEARCH
                                 -----------------   -----------------
Capital Appreciation Fund           $120,912,188         $116,832
Common Stock Fund                     38,175,379           40,258
Convertible Fund                      20,909,636           24,932
Diversified Income Fund                      N/A              N/A
Global High Income Fund                      N/A              N/A
High Yield Corporate Bond Fund        32,576,913           59,688
International Equity Fund             47,450,128           84,879
Large Cap Growth Fund                206,775,202          248,309
MAP Fund                             412,649,211          241,835
Mid Cap Growth Fund                   45,574,112           38,820
Mid Cap Value Fund                    97,353,248          120,043
Small Cap Growth Fund                 26,603,239           29,757
Small Cap Value Fund                  26,151,386           71,623
Total Return Fund                     92,698,490           94,403
Value Fund                           126,637,740          154,286

     As of October 31, 2006, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

               FUND                                            BROKER-DEALER                            MARKET VALUE
               ----                                            -------------                            ------------
MainStay Capital Appreciation Fund   American Express Co. (common stock)                                 $21,979,362
                                     Bank of America (time deposit)                                      $ 2,750,372
                                     Bank of America Corp. (common stock)                                $16,117,904
                                     Barclays (time deposit)                                             $ 2,000,270
                                     Deutsche Bank AG (time deposit)                                     $ 2,000,270
                                     Goldman Sachs Group (commercial paper)                              $11,268,357
                                     JP Morgan Chase & Co. (common stock)                                $10,711,952

               FUND                                            BROKER-DEALER                            MARKET VALUE
               ----                                            -------------                            ------------
                                     Lehman Brothers Holdings, Inc. (common stock)                       $ 5,869,136
                                     Morgan Stanley & Co. (repurchase agreement)                         $ 1,177,899
                                     Prudential Financial, Inc. (common stock)                           $13,124,258
                                     UBS AG (time deposit)                                               $ 2,000,271

MainStay Common Stock Fund           A G. Edwards, Inc. (common stock)                                   $   101,606
                                     American Express Co. (common stock)                                 $   571,394
                                     Bank of America (time deposit)                                      $ 1,610,921
                                     Bank of America Corp. (common stock)                                $ 2,759,168
                                     Barclays (time deposit)                                             $ 1,171,579
                                     Charles Schwab Corp. (common stock)                                 $ 1,676,823
                                     Citigroup, Inc. (common stock)                                      $ 5,469,647
                                     Deutsche Bank AG (time deposit)                                     $ 1,171,579
                                     Goldman Sachs Group, Inc. (common stock)                            $    10,249
                                     JP Morgan Chase & Co. (common stock)                                $ 1,403,465
                                     Morgan Stanley & Co. (repurchase agreement)                         $   689,908
                                     Morgan Stanley (common stock)                                       $     9,172
                                     Prudential Financial, Inc. (common stock)                           $   124,780
                                     State Street Corp. (common stock)                                   $   415,054
                                     UBS AG (time deposit)                                               $ 1,171,579
                                     Wachovia Corp.(common stock)                                        $   269,286

MainStay Convertible Fund            American Express Credit Corp.(commercial paper)                     $ 4,998,547
                                     Bank of America (time deposit)                                      $ 2,305,460
                                     Barclays (time deposit)                                             $ 1,676,698
                                     Citigroup Funding,  Inc.(convertible bond)                          $ 4,854,547
                                     Citigroup Funding,  Inc.(convertible preferred)                     $ 4,399,072
                                     Citigroup, Inc. (common stock)                                      $ 4,397,527
                                     Credit Suisse USA, Inc.(convertible bond)                           $11,212,695
                                     Deutsche Bank AG (time deposit)                                     $ 1,676,698
                                     Goldman Sachs Group (commercial paper)                              $ 3,974,420
                                     Lehman Brothers Holdings, Inc. (convertible bond)                   $15,310,253
                                     Lehman Brothers Holdings, Inc. (convertible bond)                   $ 5,066,373
                                     Merrill Lynch & Co., Inc. (convertible bond)                        $18,323,581
                                     Morgan Stanley & Co. (repurchase agreement)                         $   987,357
                                     UBS AG (time deposit)                                               $ 1,676,698

MainStay Diversified Income Fund     Bank of America (time deposit)                                      $   295,025
                                     Bank of America Commercial Mort.Inc. (mortgage-backed security)     $   293,518
                                     Bank of America Credit Card Trust (long term bond)                  $   129,967
                                     Barclays (time deposit)                                             $   214,563
                                     Bear Stearns Cos., Inc.(common stock)                               $   221,676
                                     Citigroup Commercial Mortgage Trust (mortgage backed security)      $   212,550
                                     Citigroup/Deutsche Bank Commercial (mortgage backed security)       $   440,330
                                     Deutsche Bank AG (time deposit)                                     $   214,563
                                     LB-UBS Commercial Mortgage Trust(mortgage backed security)          $   408,431
                                     LB-UBS Commercial Mortgage Trust(mortgage backed security)          $   195,677

               FUND                                            BROKER-DEALER                            MARKET VALUE
               ----                                            -------------                            ------------
                                     LB-UBS Commercial Mortgage Trust(mortgage backed security)          $   233,684
                                     Merrill Lynch, Mortgage Trust (mortgage-backed security)            $   168,262
                                     Morgan Stanley & Co. (repurchase agreement)                         $   126,350
                                     UBS AG (time deposit)                                               $   214,563
                                     UBS Finance Delaware LLC (Commercial Paper)                         $ 2,975,000
                                     Wachovia Bank Commercial Mrtg. Trust(mortgage-backed security)      $    64,799
                                     Wachovia Corp.(common stock)                                        $   105,251

MainStay Global High Income Fund     American Express Credit Corp (commercial paper)                     $ 3,498,983
                                     Bank of America (time deposit)                                      $   400,879
                                     Barclays (time deposit)                                             $   291,548
                                     Deutsche Bank AG (time deposit)                                     $   291,548
                                     Morgan Stanley & Co. (repurchase agreement)                         $   171,684
                                     UBS AG (time deposit)                                               $   291,548
                                     UBS Finance LLC (commercial paper)                                  $ 3,570,000

MainStay Government Fund             Bank of America (commercial mortgage loan)                          $ 2,049,650
                                     Bank of America (time deposit)                                      $ 1,602,183
                                     Barclays (time deposit)                                             $ 1,165,224
                                     Citigroup Commercial Mortgage Trust (commercial mortgage loans)     $ 1,492,220
                                     Citigroup Commercial Mortgage Trust (commercial mortgage loans)     $ 1,932,277
                                     Citigroup Mortgage Loan Trust, Inc. (commercial mortgage loans)     $ 1,483,361
                                     Credit Suisse Mortgage Capital Certificates (commercial mortgage    $ 1,566,024
                                     Deutsche Bank AG (time deposit)                                     $ 1,165,224
                                     Morgan Stanley & Co. (repurchase agreement)                         $   686,165
                                     UBS AG (time deposit)                                               $ 1,165,224

MainStay High Yield Corporate Bond   American Express Credit Corp.(commercial paper)                     $28,958,909
Fund                                 Bank of America (commercial paper)                                  $17,682,426
                                     Bank of America (commercial paper)                                  $29,943,233
                                     Bank of America (time deposit)                                      $13,180,016
                                     Barclays (time deposit)                                             $ 9,585,466
                                     Deutsche Bank AG (time deposit)                                     $ 9,585,466
                                     Deutsche Bank Financial LLC (commercial paper)                      $33,676,823
                                     Merrill Lynch Funds (investment companies)                          $53,206,598
                                     Morgan Stanley & Co. (repurchase agreement)                         $ 5,644,592
                                     Morgan Stanley (commercial paper)                                   $41,732,824
                                     Prudential Funding LLC (commercial paper)                           $57,655,000
                                     UBS AG (time deposit)                                               $ 9,585,466

MainStay International Equity Fund   Bank of America (time deposit)                                      $ 6,069,896
                                     Barclays (time deposit)                                             $ 4,414,470
                                     Deutsche Bank AG (time deposit)                                     $ 4,414,469
                                     Morgan Stanley & Co. (repurchase agreement)                         $ 2,599,548
                                     UBS AG (time deposit)                                               $ 4,414,469
                                     UBS Finance LLC (commercial paper)                                  $ 2,370,000

MainStay Large Cap Growth Fund       Bank of America (time deposit)                                      $ 2,196,075
                                     Barclays (time deposit)                                             $ 1,597,145

               FUND                                            BROKER-DEALER                            MARKET VALUE
               ----                                            -------------                            ------------
                                     Deutsche Bank AG (time deposit)                                     $ 1,597,145
                                     Goldman Sachs Group,Inc. (common stock)                             $20,800,984
                                     Merrill Lynch & Co. (common stock)                                  $ 7,238,376
                                     Morgan Stanley & Co. (repurchase agreement)                         $   940,511
                                     UBS AG (time deposit)                                               $ 1,597,146

MainStay MAP Fund                    Bank of America (time deposit)                                      $ 7,553,150
                                     Bank of America Corp.(common stock)                                 $35,191,870
                                     Barclays (time deposit)                                             $ 5,493,201
                                     Citigroup, Inc. (common stock)                                      $47,483,964
                                     Deutsche Bank AG (time deposit)                                     $ 5,493,201
                                     Jeffries Group, Inc.(common stock)                                  $ 3,809,598
                                     JP Morgan Chase & Co. (common stock)                                $36,908,320
                                     Merrill Lynch & Co., Inc. (common stock)                            $13,864,812
                                     Morgan Stanley & Co. (repurchase agreement)                         $ 3,234,780
                                     Morgan Stanley (common stock)                                       $29,154,988
                                     State Street Corp. (common stock)                                   $ 4,656,675
                                     UBS AG (time deposit)                                               $ 5,493,200
                                     Wachovia Corp. (common stock)                                       $ 4,068,150

MainStay MidCap Growth Fund          Bank of America (commercial paper)                                  $ 1,676,821
                                     Bank of America (time deposit)                                      $ 2,662,089
                                     Barclays (time deposit)                                             $ 1,936,064
                                     Deutsche Bank AG (time deposit)                                     $ 1,936,064
                                     Deutsche Bank Financial LLC (commercial paper)                      $ 3,204,382
                                     Goldman Sachs Group (commercial paper)                              $ 2,189,681
                                     Morgan Stanley & Co. (repurchase agreement)                         $ 1,140,090
                                     Prudential Funding Corp. (commercial paper)                         $ 1,898,620
                                     UBS AG (time deposit)                                               $ 1,936,064

MainStay MidCap Value Fund           Bank of America (time deposit)                                      $ 2,475,708
                                     Barclays (time deposit)                                             $ 1,800,515
                                     Deutsche Bank AG (time deposit)                                     $ 1,800,515
                                     Morgan Stanley & Co. (repurchase agreement)                         $ 1,060,269
                                     UBS AG (time deposit)                                               $ 1,800,515
                                     UBS Finance LLC (commercial paper)                                  $ 1,944,715

MainStay Money Market Fund           American Express Credit Corp.(commercial paper)                     $ 4,468,560
                                     American Express Credit Corp.(commercial paper)                     $ 4,357,254
                                     Bank of America (Commercial Paper)                                  $ 5,164,494
                                     Barclays U.S. Funding Corp.(commercial paper)                       $ 2,068,948
                                     Barclays U.S. Funding Corp.(commercial paper)                       $ 3,642,520
                                     Barclays U.S. Funding Corp.(commercial paper)                       $ 2,118,779
                                     Goldman Sachs Group, Inc. (corporate bond)                          $ 4,505,117
                                     Goldman Sachs Group, Inc. (medium term note))                       $ 4,202,144
                                     Merrill Lynch & Co., Inc. (commercial paper)                        $ 4,471,889
                                     Merrill Lynch & Co., Inc. (medium term note)                        $ 4,202,506
                                     Morgan Stanley(corporate bond)                                      $ 5,001,342

               FUND                                            BROKER-DEALER                            MARKET VALUE
               ----                                            -------------                            ------------
                                     Morgan Stanley(corporate bond)                                      $ 4,000,366
                                     Prudential Funding LLC (commercial paper)                           $ 5,752,247
                                     Prudential Funding LLC (commercial paper)                           $ 4,022,419
                                     UBS Finance Delaware LLC (commercial paper)                         $ 5,018,795
                                     UBS Finance Delaware LLC (commercial paper)                         $ 3,415,983
                                     UBS Finance Delaware LLC (commercial paper)                         $ 1,399,592
                                     Wachovia Bank N.A.(certificate of deposit)                          $ 3,999,619
                                     Wachovia Corp.(corporate bond)                                      $ 4,999,943

MainStay Small Cap Growth Fund       Bank of America (time deposit)                                      $ 2,747,895
                                     Barclays (time deposit)                                             $ 1,998,469
                                     Deutsche Bank AG (time deposit)                                     $ 1,998,469
                                     Deutsche Bank Financial LLC (commercial paper)                      $ 3,094,575
                                     Deutsche Bank Financial LLC (commercial paper)                      $ 2,997,808
                                     Goldman Sachs Group (commercial paper)                              $ 3,239,528
                                     Jeffries Group, Inc.(common stock)                                  $ 4,441,658
                                     Morgan Stanley & Co. (repurchase agreement)                         $ 1,176,838
                                     UBS AG (time deposit)                                               $ 1,998,469
                                     UBS Finance LLC (commercial paper)                                  $ 1,485,000

MainStay Small Cap Value Fund        Bank of America (time deposit)                                      $ 1,406,074
                                     Barclays (time deposit)                                             $ 1,022,600
                                     Deutsche Bank AG (time deposit)                                     $ 1,022,600
                                     Goldman Sachs Group (commercial paper)                              $ 2,734,601
                                     Morgan Stanley & Co. (repurchase agreement)                         $   602,178
                                     UBS AG (time deposit)                                               $ 1,022,600
                                     UBS Finance LLC (commercial paper)                                  $ 3,500,000

MainStay Total Return Fund           American Express Co. (common stock)                                 $ 4,156,539
                                     Bank of America (time deposit)                                      $ 4,240,287
                                     Bank of America Commercial Mort.Inc.(mortgage-backed security)      $ 1,169,097
                                     Bank of America Corp. (common stock)                                $14,512,793
                                     Bank of America Credit Card Trust (long term bond)                  $   744,810
                                     Barclays (time deposit)                                             $ 3,083,845
                                     Bear Stearns Cos., Inc.(The) (corporate bond)                       $ 1,060,190
                                     Citigroup Commercial Mortgage Trust(mortgage backed security)       $ 1,072,414
                                     Citigroup Inc.(corporate bond)                                      $ 1,723,978
                                     Citigroup, Inc. (common stock)                                      $11,140,536
                                     Citigroup/Deutsche Bank Commercial (mortgage backed security)       $   590,668
                                     Credit Suisse Mortgage Capital Certificates (commercial mortgage    $ 1,884,281
                                     Deutsche Bank AG (time deposit)                                     $ 3,083,845
                                     Goldman Sachs Group, L.P. (corporate bond)                          $   767,692
                                     Goldman Sachs Group,Inc.(The)  (common stock)                       $ 4,498,023
                                     JP Morgan Chase & Co. (common stock)                                $ 8,289,855
                                     LB-UBS Commercial Mortgage Trust(mortgage backed security)          $ 1,494,376
                                     LB-UBS Commercial Mortgage Trust(mortgage backed security)          $ 1,056,654
                                     LB-UBS Commercial Mortgage Trust(mortgage backed security)          $   919,821
                                     LB-UBS Commercial Mortgage Trust(mortgage backed security)          $   677,426

               FUND                                            BROKER-DEALER                            MARKET VALUE
               ----                                            -------------                            ------------
                                     Lehman Brothers Holdings, Inc. (common ctock)                       $ 1,058,624
                                     Merrill Lynch & Co., Inc. (common stock)                            $ 5,350,104
                                     Merrill Lynch & Co., Inc. (long term bond)                          $   960,763
                                     Merrill Lynch, Mortgage Trust (mortgage-backed security)            $   910,416
                                     Merrill Lynch, Mortgage Trust (mortgage-backed security)            $ 2,178,067
                                     Morgan Stanley & Co. (repurchase agreement)                         $ 1,815,983
                                     Morgan Stanley (common stock)                                       $ 3,339,991
                                     Prudential Financial, Inc. (common stock)                           $ 6,500,585
                                     Prudential Funding Corp. (commercial paper)                         $ 4,961,393
                                     UBS AG (time deposit)                                               $ 3,083,845
                                     Wachovia Bank Commercial Mrtg. Trust(mortgage-backed security)      $   356,393
                                     Wachovia Corp.(common stock)                                        $ 5,122,650

MainStay Value Fund                  Bank of America (time deposit)                                      $ 1,335,017
                                     Bank of America Corp. (common stock)                                $30,475,660
                                     Barclays (time deposit)                                             $   970,922
                                     Citigroup, Inc. (common stock)                                      $33,444,982
                                     Deutsche Bank AG (time deposit)                                     $   970,922
                                     Goldman Sachs Group, Inc. (common stock)                            $10,912,925
                                     JP Morgan Chase & Co. (common stock)                                $17,965,148
                                     Merrill Lynch & Co., Inc. (common stock)                            $12,964,386
                                     Morgan Stanley & Co. (repurchase agreement)                         $   571,747
                                     Morgan Stanley (common stock)                                       $11,120,565
                                     Prudential Financial, Inc. (Common Stock)                           $10,231,690
                                     UBS AG (time deposit)                                               $   970,922
                                     Wachovia Corp. (common stock)                                       $12,498,600

     A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses that must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

     The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, New York time) for each class of shares of each Fund, by dividing the current market value (amortized cost, in the case of the Money Market Fund) of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

     Portfolio securities of the Money Market Fund are valued at their amortized cost (in accordance with the Trust's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities of each of the other Funds are valued:

     (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

     (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

     (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Investments. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the Money Market Fund will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS

     MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

     - dividend and capital gain changes (including moving dividends between account registrations);

     -    address changes;

     - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

     -    exchange requests between identical registrations; and

     -    redemptions of $100,000 or less to the address of record only.

     In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

     Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.

     The Funds' Class B share conversion feature provides that Class B shares will convert to Class A shares at the end of the calendar quarter eight years after purchase.

     If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Class A shares. Shareholders will not be charged a contingent deferred sales charge in connection with such conversion of the Class B shares prior to the completion of the full holding period.

BY MAIL

     Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds, plus any applicable sales charge. A share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc.

BY TELEPHONE

     For all Funds, other than the Money Market Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

     An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS ______
SHAREHOLDER NAME ______________________________________
SHAREHOLDER ACCOUNT NO. _______________________________
DDA ACCOUNT NUMBER 99029415

AN APPLICATION MUST BE RECEIVED BY MAINSTAY INVESTMENTS WITHIN THREE BUSINESS DAYS.

     The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon eastern time, and federal funds must be received by MainStay Investments before 4:00 pm eastern time.

     Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

     Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

     The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

     Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

PURCHASES IN KIND

     Investors, including certain clients of the Manager and the Subadvisors, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor, if applicable. These transactions will be effected only if the Manager and Subadvisor, if applicable, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor, if applicable. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined net asset value per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay fund must have the same procedures for determining their net asset values, and the Fund and the redeeming MainStay fund must ascribe the same value to the securities. With respect to purchases by a non-affiliate of the Fund, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. An investor must call 1-800-MAINSTAY (1-800-624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

     The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Money Market Fund.

     The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be determined according to the following table:

                         SALES CHARGE AS     SALES CHARGE AS A PERCENTAGE
                         A PERCENTAGE OF:         OF OFFERING PRICE:
                       -------------------   ----------------------------
                                     NET                     RETAINED
AMOUNT OF              OFFERING    AMOUNT      RETAINED       BY THE
PURCHASE                 PRICE    INVESTED     BY DEALER    DISTRIBUTOR
---------              --------   --------   -----------   ------------
Less than $50,000        5.50%      5.82%        4.75%         0.75%
$50,000 to $99,999       4.50%      4.71%        4.00%         0.50%
$100,000 to $249,999     3.50%      3.63%        3.00%         0.50%
$250,000 to $499,999     2.50%      2.56%        2.00%         0.50%
$500,000 to $999,999     2.00%      2.04%        1.75%         0.25%
$1,000,000 or more*      None       None      See Below*       None

     The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be determined according to the following table:

                         SALES CHARGE AS     SALES CHARGE AS A PERCENTAGE
                         A PERCENTAGE OF:         OF OFFERING PRICE:
                       -------------------   ----------------------------
                                     NET                     RETAINED
AMOUNT OF              OFFERING    AMOUNT      RETAINED       BY THE
PURCHASE                 PRICE    INVESTED     BY DEALER    DISTRIBUTOR
---------              --------   --------   -----------   ------------
Less than $100,000       4.50%      4.71%        4.00%         0.50%
$100,000 to $249,999     3.50%      3.63%        3.00%         0.50%
$250,000 to $499,999     2.50%      2.56%        2.00%         0.50%
$500,000 to $999,999     2.00%      2.04%        1.75%         0.25%
$1,000,000 or more*      None       None      See Below*       None

     Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

     The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

     The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be 4.50% of the offering price per share (4.74% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of Class A shares of the High Yield Corporate Bond Fund on October 31, 2006. The offering price of shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2006          $6.33
Per Share Sales Charge - 4.50% of offering price
   (4.74% of NAV per share)                        $0.30
Class A Per Share Offering Price to the Public     $6.63

     The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be 5.50% of the offering price per share (5.81% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Capital Appreciation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the Capital Appreciation Fund on October 31, 2006. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2006          $32.55
Per Share Sales Charge - 5.50% of offering price
   (5.81% of NAV per share)                        $ 1.89
Class A Per Share Offering Price to the Public     $34.44

PURCHASES AT NET ASSET VALUE

     Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with NYLIM); employees (and immediate family members) of Markston, ICAP and Winslow Capital; respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares of the Funds are sold at NAV to the CollegeSense 529 Plan.

     In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than non-ERISA plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc., each an open-end investment company registered with the SEC under the 1940 Act, as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

     Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (1) existing Class I shareholders, (2) individuals investing at least $5 million in a Fund, and (3) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with with the Distributor, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, the Distributor, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates, (v) certain investment advisers, dealers or registered investment companies purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP,
(vii) investors purchasing through certain nonbroker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $1 million in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay funds.

     Although an investor will not pay a sales charge on Class I share or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. The Distributor may pay up to 0.10% of the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more.

Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A SHARES

     Under a right of accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b)(7) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

LETTER OF INTENT (LOI)

     Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day backdated period can be used to include earlier purchases, the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

     On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

     In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

     Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders (QDROs) and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Code;
(v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

     For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

     A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

     The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the contingent deferred sales charge:

                          CONTINGENT DEFERRED SALES
YEAR SINCE PURCHASE   CHARGE AS A PERCENTAGE OF AMOUNT
   PAYMENT MADE        REDEEMED SUBJECT TO THE CHARGE
-------------------   --------------------------------
First                               5.0%
Second                              4.0%
Third                               3.0%
Fourth                              2.0%
Fifth                               2.0%
Sixth                               1.0%
Thereafter                         None

     In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

     The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70-1/2 for IRA and 403(b)(7) TSA participants;
(ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

     ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

     Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

     A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

     Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

                            PURCHASES AND REDEMPTIONS

     Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

     Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

     In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

     The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

     Purchases and redemptions for Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

     Certain clients of the Manager and the Subadvisors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

     The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" above.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

     The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

REDEMPTION FEE

     The International Equity and High Yield Corporate Bond Funds each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan.

          Please contact MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN

     MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

REDEMPTIONS IN KIND

     The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

     The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

     Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

     Subject to the conditions and limitations described herein, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by NYLIM, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time) or by accessing your account via www.mainstayfunds.com.

REDEMPTION BY CHECK

     The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

     Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

     Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges of those shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into shares of another MainStay Fund.

     In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social

Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

     For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

     The exchange privilege may be modified or withdrawn at any time upon prior notice.

                          TAX-DEFERRED RETIREMENT PLANS

         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     Shares of a Fund, except the Tax Free Bond Fund, may also be purchased by an IRA. Both traditional IRAs and the Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

     TRADITIONAL IRAs. An individual may contribute as much as $4,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(1) $4,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $8,000. The maximum deduction for an IRA contribution (including catch-up contributions discussed below) by an individual over 50 is $5,000 and by a married couple is $10,000.

     Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

     An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA that is deductible for federal income tax purposes. A contribution is fully deductible if an individual is an active participant in an employer's retirement plan only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($83,000 for married individuals filing a joint return and $52,000 for single filers). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $156,000 - $166,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

     ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $4,000 ($8,000 for a married couple, $5,000 for individuals over age 50, and $10,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $99,000 and $114,000 ($156,000 - $166,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death;
(3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

     Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

     COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(B)(7) TAX SHELTERED ACCOUNT

     Shares of a Fund, except the Tax Free Bond Fund, may also be purchased by a tax sheltered custodial account (403(b)(7) TSA plan) made available by the Distributor. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations, educational institutions or public school systems) are eligible to participate in 403(b)(7) TSA plans.

GENERAL INFORMATION

     Shares of a Fund, except the Tax Free Bond Fund, are a permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services, may limit or delay the processing of transactions.

     For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

     The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

     Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

     If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

     If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

     A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Distributions by a Fund (other than the Money Market Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND

     The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Bond Funds will be eligible for the deduction for dividends received by corporations.

     Although a significant portion of the distributions by the Tax Free Bond Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

     In addition, as discussed below, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

     Exempt-interest dividends from the Tax Free Bond Fund, ordinary dividends from the Tax Free Funds, if any, capital gains distributions from the Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

     Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, the Subadvisor and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

     Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

     Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund since the acquisition of shares of the Tax Free Bond Fund may result in adverse tax consequences to them.

     Income derived by the Tax Free Bond Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Tax Free Bond Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

     A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                                      AMOUNT
FUND                             AVAILABLE THROUGH    (000'S)
----                             -----------------   --------
CAPITAL APPRECIATION FUND               2010         $ 73,905
                                        2011           49,074
                                        2012           60,521
                                                      183,500

CONVERTIBLE FUND                        2010         $ 20,187
                                        2011            5,003
                                                       25,190

DIVERSIFIED INCOME FUND                 2008         $  1,322
                                        2009              864
                                        2010            1,161
                                        2011              523
                                        2014            1,409
                                                        5,279

GOVERNMENT FUND                         2007         $ 29,405
                                        2008            6,930
                                        2012            3,458
                                        2014            2,598
                                                     $ 42,391

HIGH YIELD CORPORATE BOND FUND          2009         $122,690
                                        2010          169,119
                                        2011          306,034
                                        2014           30,786
                                                      628,629

INTERNATIONAL EQUITY FUND                N/A              N/A

                                                      AMOUNT
FUND                             AVAILABLE THROUGH    (000'S)
----                             -----------------   --------
LARGE CAP GROWTH FUND                   2007         $  6,418
                                        2008           99,425
                                        2009           53,277
                                        2010            5,418
                                        2013            1,157
                                                      165,695

MAP FUND                                N/A               N/A

MID CAP VALUE FUND                      N/A               N/A

SMALL CAP GROWTH FUND                   2009         $ 90,230
                                        2010           40,252
                                        2011            2,925
                                                      133,407

SMALL CAP VALUE FUND                    N/A               N/A

TAX FREE BOND FUND                      2007         $  4,964
                                        2008           15,453
                                        2011            8,117
                                        2012              478
                                                       29,012

TOTAL RETURN FUND                       N/A               N/A

VALUE FUND                              N/A               N/A

The Common Stock Fund, Global High Income Fund, Mid Cap Growth Fund and Money Market Fund utilized $13,712,259, $1,260,445, $2,604,998, $5,053, respectively of capital loss carryforwards during the year ended October 31, 2006.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

     A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

     Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

     Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     Regarding the Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

     The Diversified Income Fund and International Equity Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

FOREIGN TAXES

     Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund's total assets (with the exception of the International Equity Fund and possibly the Global High Income Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

     The International Equity Fund and the Global High Income Fund may qualify for and make the election permitted under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

     It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

     Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

     Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

     Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

     Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation.

     Shareholders of the Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

FOREIGN SHAREHOLDERS

     The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

                                OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

     The Funds are separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization that occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund commenced operations on February 28, 1997 and was renamed the Diversified Income Fund effective January 1, 2004. The Small Cap Value Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. Effective January 1, 2004, the Equity Income Fund, Growth Opportunities Fund and Global High Yield Fund were renamed the Mid Cap Value Fund, Common Stock Fund and Global High Income Fund, respectively. The MAP Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting, and the MAP-Equity Fund was reorganized as the MainStay MAP Fund-Class I shares on June 9, 1999. The Fund was renamed the MAP Fund effective June 10, 2002. The Mid Cap Growth Fund was formed pursuant to an Establishment and Designation of Series on December 11, 2000. The Large Cap Growth

Fund, which commenced operations on April 1, 2005, was established in connection with an Agreement and Plan of Reorganization pursuant to which the FMI Winslow Growth Fund, a series of FMI Mutual Funds, Inc. (the "Winslow Fund") was reorganized with and into the Fund effective March 31, 2005 ("Reorganization"). As a result of the Reorganization, shares of the Winslow Fund were designated as Class A shares of the Fund and the Fund adopted the Winslow Fund's performance and financial history. The organizational expenses of each Fund (except the MAP
Fund) will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

     Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT

     NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by

NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 30 Dan Road, Canton, Massachusetts 02021-2809 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and retains the interest earnings generated from these accounts.


     Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Trust may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Trust's transfer agent fees and expenses, in addition to the imposition of a small account fee.

CUSTODIAN

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116, is custodian of cash and securities of the Funds of the Trust and has subcustodial agreements for holding such Funds' foreign assets.

LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

     As of January 31, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2007, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2007 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

                                                                                    NUMBER OF
                                                                                    BENEFICIAL
                                                                                    OWNERSHIP      PERCENTAGE
NAME OF FUND AND TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER            SHARES        OF CLASS
-------------------------------   --------------------------------------------   ---------------   ----------
MainStay Capital Appreciation     Citigroup Global Markets Inc.                      28,315.6590      15.71%
Fund Class C                      Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

                                  Merrill Lynch Pierce Fenner & Smith Inc.           19,293.4540      10.70%
                                  - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay Capital Appreciation     NYLIFE Distributors Inc.                               35.1120     100.00%
Fund Class I                      Al Leier - CVP
                                  Audit Account
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Common Stock Fund        New York Life Trust Company                       416,031.2010      15.09%
Class A                           Client Accounts
                                  160 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Common Stock Fund        MainStay Moderate Growth Allocation Fund c/o    2,678,700.6050      24.80%
Class I                           Tony Elavia
                                  51 Madison Avenue, EIG - 2nd Floor
                                  Attn: Maggie Goodman
                                  New York, NY 10010-1603

                                  MainStay Growth Allocation Fund c/o             1,829,264.5700      16.93%
                                  Tony Elavia
                                  51 Madison Avenue, EIG - 2nd Floor
                                  Attn: Maggie Goodman
                                  New York, NY 10010-1603

                                  MainStay Moderate Allocation Fund c/o           1,518,072.4340      14.05%
                                  Tony Elavia
                                  51 Madison Avenue, EIG - 2nd Floor
                                  Attn: Maggie Goodman
                                  New York, NY 10010-1603

                                  Evergreen Investment Services, Inc.             1,090,007.2710      10.09%
                                  The Moderate Portfolio c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

                                  Evergreen Investment Services, Inc.             1,030,193.1620       9.54%
                                  The Conservative Portfolio c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

MainStay Common Stock Fund        Evergreen Investment Services, Inc.               778,118.4370       7.20%
Class I                           The Aggressive Portfolio c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

                                  Evergreen Investment Services, Inc.               620,989.1760       5.75%
                                  The Moderately Aggressive Portfolio
                                  c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

                                  Newton Memorial Hospital                          584,611.1670       5.41%
                                  175 High Street
                                  Newton, NJ 07860-1099

MainStay Convertible Fund         Citigroup Global Markets Inc.                   1,947,122.8390       8.52%
Class A                           Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Convertible Fund         Citigroup Global Markets Inc.                     460,614.1930       5.83%
Class B                           Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Convertible Fund         Merrill Lynch Pierce Fenner & Smith Inc.          290,350.3640      17.51%
Class C                           - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Citigroup Global Markets Inc.                     116,973.3270       7.05%
                                  Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Diversified Income       NYLIFE Distributors Inc.                          919,640.4310      12.65%
Fund Class A                      Attn: Al Leier
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Diversified Income       Citigroup Global Markets Inc.                     269,010.1880       7.30%
Fund Class B                      Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Diversified Income       Merrill Lynch Pierce Fenner & Smith Inc.          172,917.7700      12.74%
Fund Class C                      - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay Diversified Income       North East Medical Services                         9,592.3920      45.31%
Fund Class I                      Profit Sharing Plan
                                  C/o Linda Bien
                                  1520 Stockton Street
                                  San Francisco, CA 94133-3354

                                  New York Life Trust Co.                             5,051.2160      23.86%
                                  Cust for the IRA of FBO
                                  Dolores R. Neureiter
                                  323 E. Ridgewood Avenue
                                  Ridgewood, NJ 07450-3301

                                  New York Life Trust Co.                             1,704.9740       8.05%
                                  Cust for the IRA of
                                  Ollie Christene Edwards (POA) FBO
                                  Donald R. Edwards
                                  5606 Nashville Avenue
                                  Lubbock, TX 79413-4642

                                  New York Life Trust Company                         1,278.8530       6.04%
                                  Cust for the IRA Rollover of
                                  Joe H. Morgan
                                  17336 Rolling Woods Circle
                                  Northville, MI 48168-1886

MainStay Equity Index Fund        Citigroup Global Markets Inc.                     658,953.6010       6.66%
Class A                           Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Global High Income       NYLIFE Distributors Inc.                          596,413.9900       5.43%
Fund Class A                      Attn: Al Leier
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Global High Income       Citigroup Global Markets Inc.                     214,552.9400       5.82%
Fund Class B                      Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Global High Income       Merrill Lynch Pierce Fenner & Smith Inc.          599,096.5770      15.93%
Fund Class C                      - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Citigroup Global Markets Inc.                     536,566.3980      14.27%
                                  Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Government Fund          Supplemental Income Plan Trust Fund             3,582,673.6380      12.54%
Class A                           P.O. Box 8338
                                  Boston, MA 02266-8338

MainStay Government Fund          Merrill Lynch Pierce Fenner & Smith Inc.           33,947.2260       5.23%
Class C                           - For the solebenefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay Government Fund          NYLIFE Distributors Inc.                              129.7780     100.00%
Class I                           Al Leier - CVP
                                  Audit Account
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay High Yield Corporate     Citigroup Global Markets Inc.                  12,613,505.6370       7.92%
Bond Class B                      Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay High Yield Corporate     Citigroup Global Markets Inc.                  10,878,185.0670      16.02%
Bond Class C                      Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

                                  Merrill Lynch Pierce Fenner & Smith Inc.       10,868,897.1620      16.00%
                                  - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay High Yield Corporate     New York Life Trust Company                     2,408,940.0190       9.39%
Bond Class I                      Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

                                  Evergreen Investment Services, Inc.             2,274,654.3820       8.86%
                                  The Moderately Aggressive Portfolio
                                  c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

                                  Merrill Lynch Pierce Fenner & Smith Inc.        2,171,052.0400       8.46%
                                  - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Raymond James & Associates Inc.                 2,133,669.2400       8.31%
                                  FBO Helios Education
                                  880 Carillon Parkway
                                  St. Petersburg, FL 33716-1100

                                  Evergreen Investment Services, Inc.             1,995,928.9200       7.78%
                                  The Moderate Portfolio c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

MainStay High Yield Corporate     New York Life Foundation                        1,641,713.0950       6.40%
Bond Class I                      c/o Mr. Charles Holek
                                  51 Madison Avenue, Room 504
                                  New York, NJ 10010-1603

                                  Evergreen Investment Services, Inc.             1,640,531.8650       6.39%
                                  The Conservative Portfolio c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

                                  MainStay Moderate Growth Allocation Fund        1,618,249.8150       6.30%
                                  c/o Tony Elavia
                                  51 Madison Avenue, EIG Group
                                  Attn: Maggie Goodman - 2nd Floor
                                  New York, NY 10010-1603

                                  Evergreen Investment Services, Inc.             1,484,041.5340       5.78%
                                  The Aggressive Portfolio c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

                                  MainStay Moderate Growth Allocation Fund        1,437,156.7060       5.60%
                                  c/o Tony Elavia
                                  51 Madison Avenue, EIG Group
                                  Attn: Maggie Goodman - 2nd Floor
                                  New York, NY 10010-1603

MainStay International Equity     Merrill Lynch Pierce Fenner & Smith Inc.          157,306.9040      12.03%
Fund Class C                      - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Citigroup Global Markets Inc.                     101,365.2820       7.75%
                                  Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay International Equity     Bowen David & Co.                               5,174,185.4860      16.10%
Fund Class I                      P.O. Box 55806
                                  Boston, MA 02205-5806

                                  New York Life Progress-Sharing                  3,644,925.1270      11.34%
                                  Investment Plan Program
                                  C/o Maria Mauceri
                                  51 Madison Avenue, Room 1305
                                  New York, NY 10010-1603

                                  Charles Schwab & Company Inc.                   3,221,854.8140      10.02%
                                  Attn: Mutual Fund Department
                                  101 Montgomery Street
                                  San Francisco, CA 94104-4151

                                  Dengel & Co.                                    2,302,162.7140       7.16%
                                  c/o Fiduciary Trust Co. Intl.
                                  P.O. Box 3199
                                  New York, NY 10008-3199

MainStay International Equity     New York Life Trust Company                       246,027.6730      99.93%
Fund Class R1                     Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay International Equity     Lichte Insurance Agency, Inc. MPP                   4,131.3610      24.34%
Fund Class R2                     Donald H. Lichte
                                  610 N. Webb Avenue
                                  Reedsburg, WI 53959-1267

                                  Water Technology, Inc. 401(K)                       2,153.6940      12.69%
                                  Brian W. Freber
                                  613 E. South Street
                                  Beaver Dam, WI 53916-3005

                                  Lichte Insurance Agency, Inc. MPP                   1,598.3500       9.42%
                                  Donald A. Lichte
                                  1400 Lancer Court
                                  Reedsburg, WI 53959-1422

                                  Water Technology, Inc. 401(K)                       1,059.7310       6.24%
                                  Ervin W. Loest, Jr
                                  102 S. Grove Street
                                  Waupun, WI 53963-2219

                                  Water Technology, Inc. 401(K)                       1,011.3230       5.96%
                                  Mary M. Aranda
                                  619 S. Andover Drive
                                  Anaheim, CA 92807-4607

MainStay International Equity     New York Life Investment MGMT                         703.4510     100.00%
Fund Class R3                     Attn: Al Leier
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Large Cap Growth Fund    Merrill Lynch Pierce Fenner & Smith Inc.       14,457,596.7570      37.96%
Class A                           - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay Large Cap Growth Fund    Merrill Lynch Pierce Fenner & Smith Inc.        1,035,265.9600      26.23%
Class C                           - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Citigroup Global Markets Inc.                     887,871.2730      22.50%
                                  Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Large Cap Growth Fund    MainStay Moderate Growth Allocation             6,783,032.9300      13.86%
Class I                           Fund c/o Tony Elavia
                                  51 Madison Avenue, EIG Group
                                  Attn: Maggie Goodman - 2nd Floor
                                  New York, NY 10010-1603

                                  MainStay Moderate Allocation Fund               4,977,667.4930      10.17%
                                  c/o Tony Elavia
                                  51 Madison Avenue, EIG Group
                                  Attn: Maggie Goodman - 2nd Floor
                                  New York, NY 10010-1603

                                  MainStay Growth Allocation Fund                 4,849,816.7460       9.91%
                                  c/o Tony Elavia
                                  51 Madison Avenue, EIG Group
                                  Attn: Maggie Goodman - 2nd Floor
                                  New York, NY 10010-1603

                                  Evergreen Investment Services, Inc.             4,434,646.7320       9.06%
                                  The Aggressive Portfolio c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

                                  New York Life Trust Company                     4,430,106.4110       9.06%
                                  Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

                                  JP Morgan Chase TTEE FBO INTL Truck             4,032,372.3250       8.24%
                                  & Engine 401(K)
                                  Retirement Savings Plan
                                  9300 Ward Parkway
                                  Kansas City, MO 64114-3317

                                  JP Morgan Chase TTEE FBO INTL Truck             3,554,445.0320       7.27%
                                  & Engine 401(K)
                                  Retirement Savings Plan for
                                  Represented Employees
                                  9300 Ward Parkway
                                  Kansas City, MO 64114-3317

                                  Charles Schwab & Company Inc.                   3,284,771.6290       6.71%
                                  Attn: Mutual Fund Department
                                  101 Montgomery Street
                                  San Francisco, CA 94104-4151

                                  Evergreen Investment Services, Inc.             3,032,158.3230       6.20%
                                  The Moderately Aggressive Portfolio
                                  c/o Jim Hall
                                  200 Berkeley Street, 18th Floor
                                  Boston, MA 02116-5022

MainStay Large Cap Growth Fund    New York Life Trust Company                       363,836.4010      41.92%
Class R1                          Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Large Cap Growth Fund    Wells Fargo Bank NA FBO Retirement                345,218.3670      39.77%
Class R1                          Plan Services
                                  P.O. Box 1533
                                  Minneapolis, MN 55480-1533

                                  NFS LLC FEBO FIIOC as agent for                   158,460.2740      18.26%
                                  Qualified Employee
                                  Benefit Plans (401K) FINOPS-IC Funds
                                  100 Magellan Way KW1C
                                  Covington, KY 41015-1987

MainStay Large Cap Growth Fund    New York Life Trust Company                       332,901.3810      99.46%
Class R2                          Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Large Cap                New York Life Investment MGMT                       1,742.1600     100.00%
Growth Fund Class R3              Attn: Al Leier
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay MAP Fund Class A         Merrill Lynch Pierce Fenner & Smith Inc.          894,822.2630       6.01%
                                  - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay MAP Fund Class B         Citigroup Global Markets Inc.                     588,518.2940       5.64%
                                  Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay MAP Fund Class C         Citigroup Global Markets Inc.                   1,560,981.2030      20.37%
                                  Attn: Peter Booth
                                  333 W. 34th.Street, 7th Floor
                                  New York, NY 10001-2402

                                  Merrill Lynch Pierce Fenner & Smith Inc.        1,557,109.1400      20.32%
                                  - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay MAP Fund Class I         New York Life Trust Company                     5,464,117.4960      55.98%
                                  Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

                                  New York Life Progress-Sharing Investment       1,808,702.6320      18.53%
                                  Plan Program
                                  c/o Maria Mauceri
                                  51 Madison Avenue, Room 1305
                                  New York, NY 10010-1603

MainStay MAP Fund Class I         Raymond James & Associates Inc.                   625,206.6680       6.41%
                                  FBO Helios Education
                                  880 Carillon Parkway
                                  St. Petersburg, FL 33716-1100

MainStay MAP Fund Class R1        New York Life Trust Company                       441,071.1090      99.44%
                                  Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay MAP Fund Class R2        New York Life Trust Company                       198,413.3250      91.43%
                                  Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay MAP Fund Class R3        New York Life Investment Management LLC               289.3630     100.00%
                                  Attn: Al Leier
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Mid Cap Growth Fund      Merrill Lynch Pierce Fenner & Smith Inc.        1,032,674.0930      11.01%
Class A                           - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay Mid Cap                  Merrill Lynch Pierce Fenner & Smith Inc.        1,454,734.5030      41.39%
Growth Fund Class C               - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Citigroup Global Markets Inc.                     369,890.6810      10.52%
                                  Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Mid Cap Growth Fund      New York Life Trust Company                        75,956.0270      50.93%
Class I                           Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

                                  EGAP & Co.                                         41,881.2810      28.08%
                                  Two Burlington Square
                                  P. O. Box 820
                                  Burlington, VT 05402-0820

                                  Mass Mutual Life Insurance Co.                     19,073.6550      12.79%
                                  1295 State Street
                                  Springfield, MA 01111-0001

MainStay Mid Cap Growth Fund      Trust Lynx & Co.                                   34,818.0990      97.79%
Class R3                          P.O. Box 173736
                                  Denver, CO 80217-3736

MainStay Mid Cap Value Fund       Citigroup Global Markets Inc.                     552,285.0910      22.39%
Class C                           Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

                                  Merrill Lynch Pierce Fenner & Smith Inc.          299,281.4770      12.13%
                                  - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

MainStay Mid Cap Value Fund       Pattie A. Clay Infirmary Association Inc.          65,607.5570      98.17%
Class I                           c/o Robert J. Hudson Eastern by-Pass
                                  P.O. Box 1600
                                  Richmond, KY 40476-2603

MainStay Mid Cap Value Fund       NYLIFE Distributors Inc.                               84.2920      87.44%
Class R1                          Al Leier - CVP
                                  Audit Account
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

                                  Counsel Trust DBA Mid Atlantic TST                     12.1110      12.56%
                                  FBO Ambiotec C
                                  Engineering Group 401K
                                  336 Fourth Avenue, The Times Bldg
                                  Pittsburgh, PA 15222-2011

MainStay Mid Cap Value Fund       New York Life Trust Company                           657.2050      80.29%
Class R2                          Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

                                  NYLIFE Distributors Inc.                               84.4460      10.32%
                                  Al Leier - CVP
                                  Audit Account
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

                                  MG Trust Company Cust FBO                              76.9240       9.40%
                                  Pinnacle Engineering Inc. 401K P&T
                                  700 17th Street Suite 300
                                  Denver, CO 80202-3531

MainStay Money Market Fund        New York Life Trust Company                    16,136,481.0100       5.92%
Class A                           Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Small Cap Growth Fund    New York Life Foundation                          190,072.3640      86.04%
Class I                           c/o Mr. Charles Holek
                                  51 Madison Avenue, Room 504
                                  New York, NY 10010-1603

MainStay Small Cap Growth Fund    EGAP & Co.                                         30,245.8590      13.69%
Class I                           Two Burlington Square
                                  P.O. Box 820
                                  Burlington, VT 05402-0820

MainStay Small Cap Value Fund     Merrill Lynch Pierce Fenner & Smith Inc.          134,805.1090      15.88%
Class C                           - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  Citigroup Global Markets Inc.                      71,106.2320       8.38%
                                  Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

MainStay Small Cap Value Fund     New York Life Trust Company                           376.1160      48.17%
Class C                           Cust for the Rolloever IRA of
                                  Michael P. Kachmer
                                  1209 IH 35 South #100
                                  New Braunfels, TX 78130-5918

                                  Russell W. Stigall III                                236.2470      30.25%
                                  P.O. Box 4466
                                  Greenville, MS 38704-4466

                                  NYLIFE Distributors Inc.                              168.5250      21.58%
                                  Al Leier - CVP
                                  Audit Account
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Tax Free Bond Fund       Merrill Lynch Pierce Fenner & Smith Inc.          166,038.8830      25.40%
Class C                           - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

                                  NFS LLC FEBO                                       35,866.0910       5.49%
                                  R. Locke Bell
                                  P.O. 481
                                  Gastonia, NC 28053-0481

MainStay Total Return Fund        Citigroup Global Markets Inc.                      42,366.6960      24.05%
Class C                           Attn: Peter Booth
                                  333 W. 34th Street, 7th Floor
                                  New York, NY 10001-2402

                                  Theresa Collins USUFRUCT                            9,083.6750       5.16%
                                  James N Collins & Gene M Collins
                                  Karen T Collins & John W Collins
                                  Naked Owners
                                  4006 Walnut Drive
                                  New Iberia, LA 70563-3342

MainStay Total Return Fund        F&M Bank N. Virginia Cust FBO IPC                     321.3410      82.80%
Class I                           Prototype Plan c/o John Ames
                                  P.O. Box 8095
                                  Virginia Beach, VA 23450-8095

                                  NYLIFE Distributors Inc.                               66.7560      17.20%
                                  Al Leier - CVP
                                  Audit Account
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Value Fund Class C       Merrill Lynch Pierce Fenner & Smith Inc.          243,773.3320      39.91%
                                  - For the sole benefit of its customers
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246 - 6484

MainStay Value Fund Class I       MainStay Moderate Growth Allocation               509,421.4150      45.91%
                                  Fund c/o Tony Elavia
                                  51 Madison Avenue, EIG Group
                                  Attn: Maggie Goodman - 2nd Floor
                                  New York, NY 10010-1603

                                  MainStay Growth Allocation Fund                   340,818.6910      30.72%
                                  c/o Tony Elavia
                                  51 Madison Avenue, EIG Group
                                  Attn: Maggie Goodman - 2nd Floor
                                  New York, NY 10010-1603

                                  MainStay Moderate Allocation Fund                 247,402.5220      22.30%
                                  c/o Tony Elavia
                                  51 Madison Avenue, EIG Group
                                  Attn: Maggie Goodman - 2nd Floor
                                  New York, NY 10010-1603

MainStay Value Fund Class R1      NYLIFE Distributors Inc.                               64.7130     100.00%
                                  Al Leier - CVP
                                  Audit Account
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

MainStay Value Fund Class R2      New York Life Trust Company                       219,913.9720      36.06%
                                  Client Accounts
                                  169 Lackawanna Avenue
                                  Parsippany, NJ 07054-1007

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

     Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                               THE MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                       EQUITY INDEX FUND -- CLASS A SHARES

                                  MARCH 1, 2007

     Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2007 for the Class A shares of the Equity Index Fund (the "Fund"), a separate investment series of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" doing business as "MainStay Investments"), which is the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

     The financial statements of the Fund, including the Financial Highlights for the fiscal year ended October 31, 2006, as presented in the 2006 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

     The Fund is closed to new investors and new share purchases.

     In connection with the Equity Index Fund Guarantee, an audited consolidated financial statement for NYLIFE LLC and subsidiaries, as of December 31, 2006 is included in this SAI.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE MAINSTAY FUNDS.......................................................      1
ADDITIONAL INFORMATION ABOUT THE FUND....................................      1
THE EQUITY INDEX FUND GUARANTEE..........................................      1
HOW THE INDEXING WORKS...................................................      3
FUNDAMENTAL INVESTMENT RESTRICTIONS......................................      4
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS..................................      5
NON-FUNDAMENTAL POLICY RELATED TO THE FUND'S NAME........................      6
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS..............................      6
   BANK OBLIGATIONS......................................................      6
   BORROWING.............................................................      7
   COMMERCIAL PAPER......................................................      8
   DEBT SECURITIES.......................................................      8
   DEPOSITARY RECEIPTS...................................................      9
   EQUITY SECURITIES.....................................................      9
   EXCHANGE TRADED FUNDS.................................................     10
   FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED.........     10
   FOREIGN INDEX-LINKED INSTRUMENTS......................................     11
   FUTURES TRANSACTIONS..................................................     13
   ILLIQUID SECURITIES...................................................     19
   INVESTMENT COMPANIES..................................................     19
   LENDING OF PORTFOLIO SECURITIES.......................................     19
   OPTIONS ON SECURITIES.................................................     25
   REAL ESTATE INVESTMENT TRUSTS ("REITS")...............................     28
   REPURCHASE AGREEMENTS.................................................     29
   RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2)
      COMMERCIAL PAPER...................................................     30
   SHORT SALES AGAINST THE BOX...........................................     31
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT................................     31
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS........................     32
   U.S. GOVERNMENT SECURITIES............................................     32
   UNFUNDED LOAN COMMITMENTS.............................................     33
   WARRANTS..............................................................     33
   WHEN-ISSUED SECURITIES................................................     34
TRUSTEES AND OFFICERS....................................................     34
   MANAGEMENT............................................................     34

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   BOARD OF TRUSTEES.....................................................     38
   COMPENSATION..........................................................     41
   CODES OF ETHICS.......................................................     41
THE MANAGER AND THE DISTRIBUTOR..........................................     41
   MANAGEMENT AGREEMENT..................................................     41
   DISTRIBUTION AGREEMENT................................................     43
   DISTRIBUTION PLAN.....................................................     43
   OTHER SERVICES........................................................     45
   EXPENSES BORNE BY THE TRUST...........................................     45
PROXY VOTING POLICIES AND PROCEDURES.....................................     46
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................     47
PORTFOLIO MANAGER........................................................     48
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................     49
NET ASSET VALUE..........................................................     52
   HOW PORTFOLIO SECURITIES ARE VALUED...................................     52
SHAREHOLDER INVESTMENT ACCOUNT...........................................     53
SHAREHOLDER TRANSACTIONS.................................................     53
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE...........................     54
   HOW TO PURCHASE SHARES OF THE FUND....................................     54
   REDEMPTIONS...........................................................     54
   SYSTEMATIC WITHDRAWAL PLAN............................................     55
   REDEMPTIONS IN KIND...................................................     55
   SUSPENSION OF REDEMPTIONS.............................................     55
   EXCHANGE PRIVILEGES...................................................     55
TAX INFORMATION..........................................................     57
   TAXATION OF THE FUND..................................................     57
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL.................     58
   FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS.........................     59
   DISPOSITIONS OF FUND SHARES...........................................     59
   FOREIGN CURRENCY GAINS AND LOSSES.....................................     59
   DISCOUNT..............................................................     60
   TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS..................     60
   FOREIGN TAXES.........................................................     61
   PASSIVE FOREIGN INVESTMENT COMPANIES..................................     61
   TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING.....................     62

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   STATE AND LOCAL TAXES.................................................     62
   FOREIGN SHAREHOLDERS..................................................     63
   TAX TREATMENT OF THE GUARANTEE........................................     63
OTHER INFORMATION........................................................     63
   ORGANIZATION AND CAPITALIZATION.......................................     63
   VOTING RIGHTS.........................................................     63
   SHAREHOLDER AND TRUSTEE LIABILITY.....................................     64
   REGISTRATION STATEMENT................................................     64
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................     64
   TRANSFER AGENT........................................................     64
   CUSTODIAN.............................................................     65
   LEGAL COUNSEL.........................................................     65
   CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUND............     65
APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1

                               THE MAINSTAY FUNDS

     The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 19 separate portfolios, one of which, the Fund, is discussed in this SAI. When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Fund. The Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002.

                      ADDITIONAL INFORMATION ABOUT THE FUND

     The Prospectus discusses the investment objectives, strategies, risks and expenses of the Fund. This section contains supplemental information concerning certain securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Fund's Prospectus, the Manager may, in its discretion, at any time, employ such practice, technique or instrument for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

     The Fund seeks to provide investment results that correspond to the total return performance of the S&P 500(R) Index. The Fund regularly monitors how well its performance corresponds to that Index and seeks to take corrective action whenever the correlation between the Fund's performance and the Index is less than 0.95.

     When the Fund has cash reserves, the Fund may invest in S&P 500(R) Index Futures, cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration, in which case the Fund may also exceed that amount) and make loans, to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

                         THE EQUITY INDEX FUND GUARANTEE

     NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase of a Fund share (the "Guarantee Date"), the NAV of a Fund share, plus the value of all dividends and distributions paid with respect to that share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the Prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

     If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and NAV per each Guaranteed Share (as defined in the Prospectus) outstanding. The Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the NAV directly to each individual shareholder.

     A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash. When a shareholder redeems shares, shares will be redeemed on a first in, first out basis, meaning that the oldest shares, including shares no longer subject to the Guarantee, would be redeemed first.

     Payment obligations under the Guarantee will be solely the obligations of NYLIFE. NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. In the case of IRAs and certain other retirement plans, the amount due under the Guarantee may be transferred to a Money Market Fund account within the plan, instead of being paid to the shareholder in cash. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

     Although the Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Fund.

     The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Fund's NAV on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, New York Life, NYLIM, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

     Although the Guarantee has been arranged for by the Fund and is created under contract between the Fund and NYLIFE, the Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Fund or the shareholders it benefits, nor may the Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

     The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

     If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

     Following their particular Guarantee Date, the shares of the Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.

     NYLIFE LLC was formed in Delaware on September 30, 1999 as a Delaware limited liability company. Audited financial statements for NYLIFE, for its most recent fiscal year ended December 31, 2006, they appear at Appendix B to this SAI. New York Life is a mutual life insurance company.

     Even though the Equity Index Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

                             HOW THE INDEXING WORKS

     The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Manager seeks to provide investment results that mirror the performance of the Index. The Manager attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.

     It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

     "Standard & Poor's", "S&P 500(R)", "S&P" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. The S&P 500(R) Index is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of NYLIM or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, shareholders of the Fund, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

ANTICIPATED USE OF INVESTMENTS

The following chart indicates the types of investments that the Fund may typically utilize. The presence of an indication on the chart does not mean that the Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that the Fund is restricted from using the investment/technique.

                                                                THE FUND
                                                                --------
Bank Obligations                                                    *
Borrowing
Commercial Paper                                                    *
Debt Securities
Depositary Receipts

                                                                THE FUND
                                                                --------
Equity Securities                                                   *
Exchange Traded Funds
Firm or Standby Commitments -- Obligations with Puts Attached
Foreign Index-Linked Instruments
Foreign Securities
Futures Transactions
Illiquid Securities
Investment Companies
Lending of Portfolio Securities
Options on Securities
Real Estate Investment Trusts
Repurchase Agreements
Restricted Securities - Rule 144A Securities and
Section 4(2) Commercial Paper
Securities Index Options                                            *
Short Sales Against the Box
Sources of Liquidity and Credit Support
Temporary Defensive Position; Cash Equivalents
U.S. Government Securities                                          *
Unfunded Loan Commitments
Warrants
When-Issued Securities

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed with respect to the Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI, and the Fund's objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.


     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.


THE FUND:

     1. Shall be a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.


     When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore the Fund will not operate as a "non-diversified" fund without first obtaining Shareholder approval.



     2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii repurchase agreements (collateralized by the instruments described in Clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. For the purposes of this fundamental investment restriction, the Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system.

     4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

     8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to the Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

THE FUND MAY NOT:

     - Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

     -    Enter into reverse repurchase agreements.

     -    Invest in foreign currencies.

     -    Invest in non-government mortgage pass-through securities.

     - Purchase or write options on foreign currencies or purchase or sell foreign currency futures.

     - Purchase or sell futures contracts on debt securities or indices of debt securities.

     - Enter into interest rate, index or currency exchange rate swap agreements.

     -    Invest in convertible securities.

     - Simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

     - Purchase put options on securities indices and may purchase index call options only on the S&P 500(R) Composite Price Index.

     Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's NAV.

                NON-FUNDAMENTAL POLICY RELATED TO THE FUND'S NAME

     The Fund has a name that suggests that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for the Fund to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in stocks of the S&P 500(R) Index. Furthermore, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below.

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

     The Fund may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

     The loss of money is a risk of investing in the Fund. The Fund, neither individually or collectively, is intended to constitute a balanced or complete investment program and the Fund's NAV per share will fluctuate based on the value of the securities held by it. The Fund is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

BANK OBLIGATIONS

     The Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and the Fund may invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

     CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund may not invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits.

     As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the US Government.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks;

(iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

     The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

     Borrowing tends to exaggerate the effect on the Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of the Fund's "senior securities" holdings is marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

COMMERCIAL PAPER

     The Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager determines that the commercial paper is of comparable quality. In addition, the Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager determines that the commercial paper is of comparable quality.

     Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund's investments, changes in relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

     The Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

     Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund's shares.

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

     Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Fund when the Manager believe that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

     Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Manager, where applicable, deems it in the best interest of the Fund's shareholders.

     The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager s will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

     The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

     ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

     To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

     Among other types of ETFs, the Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

     SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Fund. Moreover, the Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

     The Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

     Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's commitments to purchase securities on a firm commitment basis. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

     The Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to the Fund, nor will the Fund assume that such commitments would continue to be available under all market conditions.

     A standby commitment may not be used to affect the Fund's valuation of the security underlying the commitment. Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

     Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

     The Fund does not believe that the Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of the Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that the Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FOREIGN INDEX-LINKED INSTRUMENTS

     The Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, the Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

     The Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. The Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

     Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

     Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

     The Fund may purchase and sell stock index futures to hedge portions of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures (other than foreign currency futures) when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. The Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on stock index futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     The Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Trust nor the Fund is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, individual equity securities and various stock indices.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Consistent with applicable law, the Fund is permitted to invest in futures contracts on individual equity securities, known as single stock futures.

     SECURITIES INDEX FUTURES. Stock index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case.

     OPTIONS ON FUTURES. For bona fide hedging, risk management and other appropriate purposes, the Fund also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by the Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

     RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, AND OPTIONS ON FUTURES CONTRACTS. Options on securities, futures contracts, and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

     The Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets.

     Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreement maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

     Under the supervision of the Board, the Manager determines the liquidity of the Fund's investments; in doing so, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and
(4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, the Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of the Fund, has entered into an agency agreement with Investors Bank & Trust Company, which act as the Fund's agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager.

     As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager or its agent to be creditworthy when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the Fund.

     Subject to exemptive relief granted to the Fund from certain provisions of the 1940 Act, the Fund, subject to certain conditions and limitations, is permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

OPTIONS ON SECURITIES

     The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, and writing call options on securities and securities indices.

     The Fund may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If the Fund's Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

     WRITING CALL OPTIONS. The Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

     The Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

     A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Fund may, to the extent determined appropriate by the Manager, engage without limitation in the writing of options on U.S. government securities.

     WRITING PUT OPTIONS. The Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

     The premium that the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Fund also may effect a closing purchase transaction, in the case of a put option, to permit the Fund to maintain its holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that the Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Manager, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS. The Fund may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Manager s deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

     In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

     The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     The ability of the Fund to successfully utilize options may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

     Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although the Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.

     In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

     The Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

     A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     The Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund's limitation on investments in illiquid securities.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Trustees have delegated to the Manager the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, and have authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

     For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     The Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

     The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Trustees.

     The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including:

     (i) The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

     (ii) The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (iii) Dealer undertaking to make a market in the 144A security; and

     (iv) The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

     To make the determination that an issue of 4(2) commercial paper is liquid, the Manager must conclude that the following conditions have been met:

     (a) The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

     (b)  The 4(2) commercial paper is rated:

          (i) In one of the two highest rating categories by at least two NRSROs; or

          (ii) If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

          (iii) If the security is unrated, the Manager has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

SHORT SALES AGAINST THE BOX

     The Fund may engage in short sales, which are transactions in which the Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. The Fund will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of the Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, the Fund owns or has the right to obtain securities equivalent in kind and amount. The Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

     Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or the Fund's share price.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, the Fund, may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager to be of comparable high quality and liquidity.

     In addition, a portion of the Fund's assets may be maintained in money market instruments as described above in such amount as the Manager deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

     While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

UNFUNDED LOAN COMMITMENTS

     The Fund may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as the Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Fund enters into fixed commitments on term loans as opposed to revolving credit line arrangements.

     Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

     Unfunded loan commitments expose lenders to credit risk--the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

     Since the Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but is not limited to, the Fund's unfunded loan commitments. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

     The Fund records an investment when the borrower draws down the money and records interest as earned. Unfunded loan commitments are considered as having no value for purposes of determining the Fund's net asset values.

WARRANTS

     To the extent that the Fund invests in equity securities, the Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

     The Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Fund's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

     The Fund does not believe that the Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of the Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

                              TRUSTEES AND OFFICERS

MANAGEMENT


     The Board of Trustees oversees the management of the Trust and elects its officers. Information pertaining to the Board Members and officers is set forth below. Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees. The Trust's officers are responsible for the day-to-day operations of the Trust. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.


                               INTERESTED TRUSTEE*

                       TERM OF
                       OFFICE,                                          NUMBER OF
                     POSITION(S)                                       PORTFOLIOS
                      HELD WITH                                          IN FUND        OTHER
    NAME AND          TRUST AND                PRINCIPAL                 COMPLEX    DIRECTORSHIPS
    DATE OF            LENGTH                OCCUPATION(S)              OVERSEEN       HELD BY
     BIRTH           OF SERVICE            DURING PAST 5 YEARS         BY TRUSTEE      TRUSTEE
----------------   --------------   --------------------------------   ----------   -------------
BRIAN A. MURDOCK   Indefinite;      Member of the Board of Managers        65       Chairman and
3/14/56            Chairman and     and President (since 2004), and                 Director
                   Trustee since    Chief Executive Officer (since                  MainStay VP
                   September 2006   July 2006), New York Life                       Series Fund,
                   and Chief        Investment Management LLC and                   Inc. (since
                   Executive        New York Life Investment                        September
                   Officer since    Management Holdings LLC; Senior                 2006);
                   July 2006        Vice President, New York Life                   Director,
                                    Insurance Company (since 2004);                 ICAP Funds,
                                    Chairman of the Board and                       Inc. (since
                                    President, NYLIFE Distributors                  2006)
                                    LLC (since 2004); Member of the
                                    Board of Managers, Madison
                                    Capital Funding LLC (since
                                    2004), NYLCAP Manager LLC
                                    (since 2004) and Institutional
                                    Capital LLC (since July 2006);
                                    Chief Executive Officer,
                                    Eclipse Funds and Eclipse Funds
                                    Inc.; Chief Executive Officer
                                    (since July 2006), MainStay VP
                                    Series Fund, Inc.; Chief
                                    Executive Officer, ICAP Funds,
                                    Inc. (since August 2006); Chief
                                    Operating Officer, Merrill
                                    Lynch Investment Managers (2003
                                    to 2004); Chief Investment
                                    Officer, MLIM Europe and Asia
                                    (2001 to 2003); President of
                                    Merrill Japan and Chairman of
                                    MLIM's Pacific Region (1999 to
                                    2001).

* Trustee considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered "interested persons" may be referred to as "Non-Interested Trustees."

                            NON-INTERESTED TRUSTEES*

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                         TERM OF OFFICE,                                   IN FUND          OTHER
                         POSITION(S) HELD            PRINCIPAL             COMPLEX      DIRECTORSHIPS
      NAME AND            WITH TRUST AND           OCCUPATION(S)          OVERSEEN         HELD BY
    DATE OF BIRTH       LENGTH OF SERVICE       DURING PAST 5 YEARS      BY TRUSTEE        TRUSTEE
--------------------   -------------------   -------------------------   ----------   -----------------
EDWARD J. HOGAN        Indefinite; Trustee   Rear Admiral U.S. Navy          19       None
8/17/32                since 1996            (Retired); Independent
                                             Management Consultant
                                             (1997 to 2002).

ALAN R. LATSHAW        Indefinite; Trustee   Retired; Partner, Ernst &       19       Trustee (since
3/27/51                and Audit Committee   Young LLP (2002 to 2003);                2005), State Farm
                       Financial Expert      Partner, Arthur Andersen                 Associates Funds
                       since 2006            LLP (1976 to 2002).                      Trust (3
                                             Consultant to the                        portfolios);
                                             MainStay Funds Audit and                 Trustee (since
                                             Compliance Committee                     2005), State Farm
                                             (2004 - 2006).                           Mutual Fund Trust
                                                                                      (15 portfolios);
                                                                                      Trustee (since
                                                                                      2005), State Farm
                                                                                      Variable Product
                                                                                      Trust (9
                                                                                      portfolios);
                                                                                      Trustee (since
                                                                                      2005), Utopia
                                                                                      Funds (4
                                                                                      portfolios).

TERRY L. LIERMAN       Indefinite; Trustee   Chair, Maryland                 19       None
1/4/48                 since 1991            Democratic Party;
                                             Chairman, Smartpaper
                                             Networks Corporation
                                             (communications);
                                             Partner, Health Ventures
                                             LLC (2001 to 2005); Vice
                                             Chair, Employee Health
                                             Programs (1990 to 2002);
                                             Partner, TheraCom (1994
                                             to 2001); President,
                                             Capitol Associates, Inc.
                                             (1984 to 2001).

JOHN B. MCGUCKIAN      Indefinite; Trustee   Chairman, Ulster                19       Non-Executive
11/13/39               since 1997            Television Plc; Pro                      Director, Allied
                                             Chancellor, Queen's                      Irish Banks Plc;
                                             University (1985 to 2001).               Chairman and
                                                                                      Non-Executive
                                                                                      Director, Irish
                                                                                      Continental
                                                                                      Group, Plc;
                                                                                      Chairman, AIB
                                                                                      Group (UK) Plc;
                                                                                      Non-Executive
                                                                                      Director, Unidare
                                                                                      Plc.

DONALD E. NICKELSON    Indefinite; Trustee   Retired. Vice Chairman,         19       Director, Adolor
12/9/32                since 1994 and Lead   Harbour Group Industries,                Corporation;
                       Non-Interested        Inc. (leveraged buyout                   Director, First
                       Trustee since 2000    firm); President,                        Advantage
                                             PaineWebber Group (1988                  Corporation.
                                             to 1990).

RICHARD S. TRUTANIC    Indefinite; Trustee   Chairman (1990 to               19       None
2/13/52                since 1994            present) and Chief
                                             Executive Officer (1990
                                             to 1999), Somerset Group
                                             (financial advisory
                                             firm); Managing Director
                                             and Advisor, The Carlyle
                                             Group (private investment
                                             firm) (2002 to 2004);
                                             Senior Managing Director

                                             and Partner, Groupe
                                             Arnault S.A. (private
                                             investment firm) (1999 to
                                             2002).

*    Charlynn Goins resigned as a Trustee effective July 7, 2006.

                        OFFICERS (WHO ARE NOT TRUSTEES)*

                                  TERM OF OFFICE,                        PRINCIPAL
        NAME AND               POSITION(S) HELD WITH                   OCCUPATION(S)
      DATE OF BIRTH         TRUST AND LENGTH OF SERVICE             DURING PAST 5 YEARS
------------------------   ----------------------------   --------------------------------------
ROBERT A. ANSELMI          Chief Legal Officer since      Senior Managing Director, General
10/19/46                   2003                           Counsel and Secretary, New York Life
                                                          Investment Management LLC (including
                                                          predecessor advisory organizations)
                                                          and New York Life Investment
                                                          Management Holdings LLC; Senior Vice
                                                          President, New York Life Insurance
                                                          Company; Vice President and Secretary,
                                                          McMorgan & Company LLC; Secretary,
                                                          NYLIM Service Company LLC, NYLCAP
                                                          Manager LLC,  Madison Capital Funding
                                                          LLC and Institutional Capital LLC
                                                          (since October 2006); Chief Legal
                                                          Officer, Eclipse Funds, Eclipse Funds
                                                          Inc., MainStay VP Series Fund, Inc.,
                                                          McMorgan Funds and ICAP Funds, Inc.
                                                          (since August 2006); Managing Director
                                                          and Senior Counsel, Lehman Brothers
                                                          Inc. (1998 to 1999); General Counsel
                                                          and Managing Director, JP Morgan
                                                          Investment Management Inc. (1986 to
                                                          1998).

ARPHIELA ARIZMENDI         Treasurer and Principal        Managing Director, Mutual Fund
10/26/56                   Financial and Accounting       Accounting (since September 2006), and
                           Officer since 2005             Director and Manager of Fund
                                                          Accounting and Administration (2003 to
                                                          August 2006), New York Life Investment
                                                          Management LLC; Treasurer and
                                                          Principal Financial and Accounting
                                                          Officer, Eclipse Funds, Eclipse Funds
                                                          Inc., McMorgan Funds (since December
                                                          2005), MainStay VP Series Fund, Inc.
                                                          (since March 2006) and ICAP Funds,
                                                          Inc. (since August 2006); Assistant
                                                          Treasurer, NYLIFE Distributors LLC;
                                                          Assistant Treasurer, The MainStay
                                                          Funds, Eclipse Funds, Eclipse Funds
                                                          Inc., MainStay VP Series Fund, Inc.
                                                          and McMorgan Funds (1992 to December
                                                          2005).

CHRISTOPHER O. BLUNT       President since 2005           Executive Vice President, New York
5/13/62                                                   Life Investment Management LLC and New
                                                          York Life Investment Management
                                                          Holdings LLC (since 2004); Manager and
                                                          Executive Vice President, NYLIM
                                                          Product Distribution, NYLIFE
                                                          Distributors LLC (since January 2005);
                                                          Chairman, NYLIM Service Company LLC
                                                          (since March 2005); Chairman and Class
                                                          C Director, New York Life Trust
                                                          Company, FSB (since 2004); President,
                                                          Eclipse Funds and Eclipse Funds Inc.
                                                          (since 2005); MainStay VP Series Fund,
                                                          Inc. (since July 2006) and ICAP Funds,
                                                          Inc. (since August 2006); Chairman and
                                                          Chief Executive Officer, Giving
                                                          Capital, Inc. (2001 to 2004); Chief
                                                          Marketing Officer--Americas, Merrill
                                                          Lynch Investment Managers (1999 to
                                                          2001); President, Mercury Funds
                                                          Distributors (1999 to 2001).


                                  TERM OF OFFICE,                        PRINCIPAL
        NAME AND               POSITION(S) HELD WITH                   OCCUPATION(S)
      DATE OF BIRTH         TRUST AND LENGTH OF SERVICE             DURING PAST 5 YEARS
------------------------   ----------------------------   --------------------------------------
SCOTT T. HARRINGTON        Vice President--               Director, New York Life Investment
2/8/59                     Administration since 2005      Management LLC (including predecessor
                                                          advisory organizations); Executive
                                                          Vice President, New York Life Trust
                                                          Company and New York Life Trust
                                                          Company, FSB (since January 2006);
                                                          Vice President-- Administration,
                                                          MainStay VP Series Fund, Inc., Eclipse
                                                          Funds and Eclipse Funds Inc. (since
                                                          June 2005) and ICAP Funds, Inc. (since
                                                          August 2006).

ALAN J. KIRSHENBAUM        Senior Vice President          Managing Director, Chief Operating Officer
                                                          and Chief Financial Officer of Retail
                                                          Investments, New York Life Investment
                                                          Management LLC (since July 2006);
                                                          Senior Vice President, Eclipse Funds,
                                                          Eclipse Funds Inc. MainStay VP Series
                                                          Fund, Inc. (since June 2006) and ICAP
                                                          Funds, Inc. (since August 2006); Chief
                                                          Financial Officer, Bear Stearns Asset
                                                          Management (1999 to May 2006).

ALISON H. MICUCCI          Vice President-- Compliance    Senior Managing Director and Chief
12/16/65                   (2004 to June 2006);           Compliance Officer (since March 2006),
                           Senior Vice President and      and Managing Director and Chief
                           Chief Compliance Officer       Compliance Officer (2003 to February
                           since July 2006                2006), New York Life Investment
                                                          Management LLC and New York Life
                                                          Investment Management Holdings LLC;
                                                          Senior Managing Director, Compliance
                                                          (since March 2006) and Managing
                                                          Director, Compliance (2003 to February
                                                          2006), NYLIFE Distributors LLC; Chief
                                                          Compliance Officer, NYLCAP Manager
                                                          LLC; Senior Vice President and Chief
                                                          Compliance Officer, Eclipse Funds,
                                                          Eclipse Funds Inc., MainStay VP
                                                          Series Fund, Inc. (since June 2006)
                                                          and ICAP Funds, Inc. (since August
                                                          2006); Vice President--Compliance,
                                                          Eclipse Funds, Eclipse Funds Inc.,
                                                          MainStay VP Series Fund, Inc. (until
                                                          June 2006); Deputy Chief Compliance
                                                          Officer, New York Life Investment
                                                          Management LLC (2002 to 2003); Vice
                                                          President and Compliance Officer,
                                                          Goldman Sachs Asset Management (1999
                                                          to 2002).

MARGUERITE E.H. MORRISON   Secretary since 2004           Managing Director and Associate
3/26/56                                                   General Counsel, New York Life
                                                          Investment Management LLC (since
                                                          2004); Managing Director and
                                                          Secretary, NYLIFE Distributors LLC;
                                                          Secretary, Eclipse Funds, Eclipse
                                                          Funds Inc., MainStay VP Series Fund,
                                                          Inc. (each since 2004) and ICAP Funds,
                                                          Inc. (since August 2006); Chief Legal
                                                          Officer--Mutual Funds and Vice
                                                          President and Corporate Counsel, The
                                                          Prudential Insurance Company of
                                                          America (2000 to 2004).


* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay

     Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD OF TRUSTEES

     The Board of Trustees oversees the Fund and the Manager. The committees of the Board include the Audit and Compliance Committee, Brokerage Committee, Expense Committee, Performance Committee and Nominating Committee. The Board has also established a Valuation Committee, a Valuation Subcommittee, and a Dividend Committee, each of which include members who are not Trustees.

     Audit and Compliance Committee. The purpose of the Audit and Compliance Committee, which meets on an as needed basis, is to (1) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (3) to oversee the Trust's compliance program and the compliance monitoring, supervision, and reporting by, and overall performance of, the Trust's Chief Compliance Officer; and (4) act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit and Compliance Committee include Alan R. Latshaw (Chairman), Donald E. Nickelson, and Richard S. Trutanic. There were 5 Audit and Compliance Committee meetings held during the fiscal year ended October 31, 2006.

     Brokerage Committee.(1) The purposes of the Committee are to assist the Board in overseeing the policies and procedures of the Fund with respect to brokerage and other matters relating to transactions in portfolio securities and other instruments. The current members of the Brokerage Committee include Edward
J. Hogan (Chairman), Terry L. Lierman and John B. McGuckian. There were 3 Brokerage Committee meetings held during the fiscal year ended October 31, 2006.

     Expense Committee.(1) The purposes of the Committee are to assist the Board in requesting and evaluating necessary information in connection with fee and expenses of the Fund or its shareholders that may arise out of agreements and arrangements that may be submitted to the Board for its review or approval. The current members of the Expense Committee include Alan R. Latshaw, Terry L. Lierman, John B. McGuckian, and Richard S. Trutanic (Chairman). There were 4 Expense Committee meetings held during the fiscal year ended October 31, 2006.

     Dividend Committee. The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The current members of the Dividend Committee, on which one or more Trustees may serve, include Arphiela Arizmendi and Alan Kirshenbaum. There were no Dividend Committee meetings held during the fiscal year ended October 31, 2006.

     Performance Committee. The purpose of the Performance Committee is to oversee the Fund's investment performance. The current members of the Performance Committee include Edward J. Hogan, and Donald E. Nickelson (Chairman). There were 4 Performance Committee meetings held during the fiscal year ended October 31, 2006.

     Nominating Committee. The purposes of the Nominating Committee are to: (1) evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. For fiscal year ending October 31, 2006, the members of the Nominating Committee included all the Independent Trustees: Alan R. Latshaw, Edward J. Hogan, Terry
L. Lierman, John B. McGuckian, Donald E. Nickelson (Chairman), and Richard S. Trutanic. There were 2 Nominating Committee meetings held during the fiscal year ended October 31, 2006. As of November 20, 2006 the Nominating Committee was reconstituted to include only Richard S. Trutanic and Alan R. Latshaw.

----------
(1) Prior to March 16, 2006, these two committees were part of a single committee, the Brokerage and Expense Committee. The Brokerage and Expense Committee met 2 times prior to March 16, 2006.

     The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee will consider potential candidates recommended by shareholders provided that: (i) the proposed candidates satisfy the director qualification requirements; and (ii) the nominating shareholders comply with the Candidate Policy. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner.

     Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The current members of the Valuation Committee, on which one or more Trustees may serve, include Arphiela Arizmendi, Alan J. Kirshenbaum (Chairman), Alan R. Latshaw, Alison H. Micucci, Marguerite E. H. Morrison, and Donald E. Nickelson. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended October 31, 2006.

     Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not readily determinable pursuant to the Fund's valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The current members of the Valuation Subcommittee, on which one or more Trustees may serve, include Ravi Akhoury, Arphiela Arizmendi, Alan Kirshenbaum, Alan R. Latshaw, Alison H. Micucci, Marguerite E. H. Morrison, and Donald E. Nickelson. There were 6 Valuation Subcommittee meetings held during the fiscal year ended October 31, 2006.

     As of December 31, 2006, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in any registered investment company overseen by the Trustee within the same family of investment companies as the Trust was as follows:

                     INTERESTED TRUSTEES

                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                             DOLLAR RANGE OF               COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE       EQUITY SECURITIES IN THE FUND      IN FAMILY OF INVESTMENT COMPANIES
---------------       -----------------------------   ---------------------------------------
Brian A. Murdock                   None                            Over $100,000

                             NON-INTERESTED TRUSTEES

                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                             DOLLAR RANGE OF               COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE       EQUITY SECURITIES IN THE FUND      IN FAMILY OF INVESTMENT COMPANIES
---------------       -----------------------------   ---------------------------------------
Edward J. Hogan                    None                            Over $100,000
Alan R. Latshaw                    None                          $10,001 - $50,000
Terry L. Lierman                   None                          $50,001 - $100,000

                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                             DOLLAR RANGE OF               COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE       EQUITY SECURITIES IN THE FUND      IN FAMILY OF INVESTMENT COMPANIES
---------------       -----------------------------   ---------------------------------------
John B. McGuckian                  None                                  $0
Donald E. Nickelson                None                          $10,001 - $50,000
Richard S. Trutanic                None                             $1 - $10,000

     As of December 31, 2006, each Trustee who is not an "interested person," as that term is defined in the 1940 Act, of the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:

                             NON-INTERESTED TRUSTEES

                         NAME OF
                       OWNERS AND
                      RELATIONSHIP             TITLE OF    VALUE OF    PERCENT OF
NAME OF TRUSTEE        TO TRUSTEE    COMPANY     CLASS    SECURITIES      CLASS
---------------       ------------   -------   --------   ----------   ----------
Edward J. Hogan           None
Alan R. Latshaw*          None
Terry L. Lierman          None
John B. McGuckian         None
Donald E. Nickelson       None
Richard S. Trutanic       None

*    Mr. Latshaw was elected to the Board of Trustees on March 27, 2006.

COMPENSATION

     The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2006, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers. The Non-Interested Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended, $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Chairman of the Audit and Compliance Committee receives $2,000 and the Chairmen of the Brokerage, Expense and Performance Committees receive $1,000 for each meeting of the respective committees. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. Trustees who are affiliated with New York Life do not receive compensation from the Trust.

                               COMPENSATION TABLE

                                                                             TOTAL
                                              PENSION OR                 COMPENSATION
                                              RETIREMENT     ESTIMATED     FROM THE
                               AGGREGATE       BENEFITS       ANNUAL       TRUST AND
                             COMPENSATION     ACCRUED AS     BENEFITS      THE FUND
                                 FROM          PART OF         UPON      COMPLEX PAID
NAME OF PERSON, POSITION       THE TRUST    FUND EXPENSES   RETIREMENT    TO TRUSTEES
------------------------     ------------   -------------   ----------   ------------
Edward J. Hogan, Trustee       $ 88,000                                    $ 88,000
Alan R. Latshaw,* Trustee      $ 78,500                                    $ 78,500
Terry L. Lierman, Trustee      $ 87,000                                    $ 87,000
Donald E. Nickelson, Lead      $119,000                                    $119,000
Non-Interested Trustee

Richard S. Trutanic, Trustee   $ 87,500                                    $ 87,500
John B. McGuckian, Trustee     $ 86,000                                    $ 86,000

* Mr. Latshaw was elected to the Board of Trustees on March 27, 2006. Pursuant to the authority granted it by the Audit and Compliance Committee Charter, the Audit and Compliance Committee retained the services of Alan
     R. Latshaw from November 1, 2004 until his election to the Board of Trustees on March 27, 2006 as an independent financial expert consultant to provide advice and other services similar to that provided by an "Audit Committee Financial Expert" under Section 407 of the Sarbanes-Oxley Act of 2002. Until March 27, 2006, Mr. Latshaw received an annual retainer of $45,000, as well $1,000 per meeting attended, plus reimbursements for travel and out-of-pocket expenses.

CODES OF ETHICS

     The Trust, its Manager, and its Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                         THE MANAGER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Fund, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities with respect to the Fund's portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

     The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust or the Manager (the "Non-Interested Trustees").

     The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

     In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus, the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager;

     (b) the fees to be paid to any subadvisor pursuant to a subadvisory agreement; and

     (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Trust, as the case may be.

     (d) For its services, the Fund pays the Manager a monthly fee. See the Prospectus, under the heading "Know with Whom You're Investing."

     Effective August 1, 2006, the Manager has entered into a written expense limitation agreement under which it agreed to waive a portion of the Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) on an annualized basis exceed a certain percentage for its Class A shares, as specified in the Fund's prospectus, from time to time. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of the Fund.

     Conditions to exemptive relief include: (i) the Trust would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Trust would be required to provide an information statement to shareholders of the Fund containing details about the subadvisor, the subadvisory agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iii) the Board of Trustees would be required to determine that any change in subadvisors is in the best interests of the Fund; (iv) no Trustee or officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; (v) the Manager would not enter into a subadvisory agreement with any affiliated subadvisor without shareholder approval; (vi) before the Fund may rely on the Order, the operation of the Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Trust within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not "interested persons" will be at the discretion of the then existing Trustees that are not "interested persons."

     Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's net asset value, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the amount of the Management fee paid by the Fund and the amount of any Management fees waived and/or reimbursed by NYLIM were as follows:

                                MANAGEMENT
                                FEE WAIVED
                   MANAGEMENT     AND/OR
YEAR ENDED          FEE PAID*   REIMBURSED
----------         ----------   ----------
October 31, 2006   $  576,410   $  735,844
October 31, 2005    1,277,850    1,696,218
October 31, 2004    2,812,061      381,648

*    After expense reimbursement or waiver.

DISTRIBUTION AGREEMENT

     NYLIFE Distributors LLC, a limited liability company formed under the laws of Delaware, serves as the distributor and principal underwriter of the Fund's shares pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to the Fund. Currently, the Fund is closed to new investors and new share purchases.

     The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect with respect to the Fund if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Non-Interested Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLAN

     With respect to the Class A shares of the Fund the Board has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, Class A shares of the Fund pay distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If the 12b-1 Plan for the Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

     12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the 12b-1 Plan, Class A shares of the Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class A shares for distribution or service activities, as designated by the Distributor.

     The 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class A shares of the Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees, or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and its shareholders.

     Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which the Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the 12b-1 Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor).

     For the fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004, the Fund paid distribution and/or service fees pursuant to the 12b-1 Plan as follows:

                   DISTRIBUTION
                      AND/OR
YEAR ENDED         SERVICE FEES
----------         ------------
October 31, 2006    $1,312,254
October 31, 2005     1,487,034
October 31, 2004     1,596,855

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31,2004, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Fund:

YEAR ENDED         SALES CHARGES
----------         -------------
October 31, 2006      $    15
October 31, 2005      $     0
October 31, 2004       10,572

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of the Fund:

                           CLASS A EXPENSE CATEGORIES
                           YEAR ENDED OCTOBER 31, 2006

   SALES       PRINTING AND MAILING                                                                  APPROXIMATE TOTAL
  MATERIAL    PROSPECTUSES TO OTHER     COMPENSATION    COMPENSATION                                  AMOUNT SPENT BY
    AND            THAN CURRENT       TO DISTRIBUTION     TO SALES     COMPENSATION TO              NYLIFE DISTRIBUTOR
ADVERTISING        SHAREHOLDERS          PERSONNEL        PERSONNEL     BROKER DEALERS    OTHER    WITH RESPECT TO FUND
-----------   ---------------------   ---------------   ------------   ---------------   -------   --------------------
     $0                 $0                $28,158         $506,104         $756,923      $20,228        $1,311,412

* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

OTHER SERVICES

     Pursuant to an Amended and Restated Fund Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Fund. The Fund will bear an allocable portion of the cost of providing these services to the Trust. For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the amount of recordkeeping fees paid to the Manager by the Fund was as follows:

YEAR ENDED         RECORDKEEPING FEES
----------         ------------------
October 31, 2006         $79,157
October 31, 2005          86,148
October 31, 2004          90,540

     In addition, the Fund may reimburse NYLIFE Securities, NYLIFE Distributors and NYLIM SC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager; (3) certain fees and expenses of the Trust's custodian and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of the Fund, in connection with its securities transactions; (6) the fees of any trade association of which the Fund or the Trust is a member; (7) the cost of share certificates representing shares of the Fund; (8) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by the Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Fund's shares. Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

     It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to NYLIM, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Fund and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio manager (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated committee of the Manager or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated committee of the Adviser or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of the Fund, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those funds. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

GUIDELINES EXAMPLES

     The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

          - Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size. However, the Manager will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager supports proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manger generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

          - Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manger generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

          - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manger will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights when no shares have been issued or reserved for a specific purpose.

          - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager will support withholding votes from Compensation Committee members if the company has poor compensation practices.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose the Fund's top ten holdings no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-MAINSTAY (1-800-624-6782). The Fund's quarterly holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

     In addition, the Manager may share the Fund's non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Fund, who require access to such information in order to fulfill their contractual duties to the Fund; as of the date of this SAI, those service providers are Investors Bank & Trust Company, KPMG LLP, PricewaterhouseCoopers LLP, Russell Mellon, Institutional Shareholder Services, Loan Pricing Corporation, Interactive Data Corporations, Abel/Noser Corporation, Plexus Group Manager Services and Merrill Corporation. The Manager may also disclose non-public information regarding the Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer, after discussion with the Fund's portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund. Such disclosure will be reported to the Board of Trustees at the next regularly scheduled board meeting.

     All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Fund's non-public portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Fund, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Trust may rely on the confidentiality provisions of existing agreements, provided NYLIM has determined that such provisions adequately protect the Trust's on going disclosure or misuse of non-public holdings information.

     Generally, employees of the Manager who have access to non-public information regarding the Fund's portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Fund's shareholders and the Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Non-Interested Trustees or a majority of a board committee consisting solely of Non-Interested Trustees approves such disclosure. The Fund and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                                PORTFOLIO MANAGER

     The Fund's portfolio manager also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts, as of December 31, 2006 is set forth below:

                                                                               NUMBER OF
                       NUMBER OF OTHER ACCOUNTS MANAGED AND        ACCOUNTS AND ASSETS FOR WHICH THE
                              ASSETS BY ACCOUNT TYPE             ADVISORY FEE IS BASED ON PERFORMANCE
                    ------------------------------------------   ------------------------------------
                      REGISTERED      OTHER POOLED               REGISTERED   OTHER POOLED
                      INVESTMENT       INVESTMENT       OTHER    INVESTMENT    INVESTMENT      OTHER
PORTFOLIO MANAGER       COMPANY         VEHICLES*     ACCOUNTS    COMPANY       VEHICLES     ACCOUNTS
-----------------   --------------   --------------   --------   ----------   ------------   --------
Francis J. Ok           2 RICs         6 Accounts         0           0             0            0
                    $3,208,311,422   $1,543,269,831

* New York Insurance company accounts, as well as NYL retirement plan accounts are included as pooled vehicles.

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

          - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

          - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

          - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

          - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

     To address potential conflicts of interest between the clients and the Manager, NYLIM has adopted Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio manager and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Fund and other accounts managed.

     PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

     NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

     NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

     As of December 31, 2006, the dollar range of fund securities beneficially owned by the Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

PORTFOLIO MANAGER   $ RANGE OF OWNERSHIP
-----------------   --------------------
Francis J. Ok                $0

Potential Portfolio Manager Conflicts

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

          - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

          - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

          - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

          - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

     To address potential conflicts of interest, NYLIM has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Fund's Manager will seek the best execution of the Fund's orders. The Board of Trustees have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of the Fund. Under these policies and procedures, the Manager must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in the Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Fund nor the Manager may enter into agreements under which the Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of the Fund. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

     The Fund may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, the Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Fund.

     In certain instances there may be securities that are suitable for the Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager. Investment decisions for the Fund and for the Manager's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Manager believes that over time the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     The management fees paid by the Trust, on behalf of the Fund, to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out their obligations to the Fund.

     The table below shows information on brokerage commissions paid by the Fund for the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, all of which were paid to entities that are not affiliated with the Fund, the Manager or the Distributor.

   YEAR ENDED      BROKERAGE COMMISSIONS
   ----------      ---------------------
October 31, 2006          $19,383
October 31, 2005           32,616
October 31, 2004           38,677

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2006 and the dollar amount of the transactions involved.

                       TOTAL AMOUNT OF TRANSACTIONS           TOTAL BROKERAGE
                    WHERE COMMISSIONS PAID TO BROKERS   COMMISSIONS PAID TO BROKERS
                     THAT PROVIDED RESEARCH SERVICES       THAT PROVIDED RESEARCH
                    ---------------------------------   ---------------------------
Equity Index Fund                  N/A                              N/A

     As of October 31, 2006, the Fund held the following securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

                BROKER-DEALER                   MARKET VALUE
                -------------                   ------------
American Express Co. (common stock)              $2,675,620
Bank of America (time deposit)                   $2,168,953
Bank of America Corp.(common stock)              $9,288,804
Barclays (time deposit)                          $1,577,421
Bear Stearns Cos., Inc.(common stock)            $  690,913
Charles Schwab Corp. (common stock)              $  718,160
Citigroup, Inc. (common stock)                   $9,444,426
Deutsche Bank AG (time deposit)                  $1,577,421
Goldman Sachs Group, Inc. (common stock)         $3,128,309
JP Morgan Chase & Co. (common stock)             $6,275,553
Lehman Brothers Holdings, Inc. (common stock)    $1,594,319
Merrill Lynch & Co., Inc. (common stock)         $2,949,988

                BROKER-DEALER                   MARKET VALUE
                -------------                   ------------
Morgan Stanley & Co. (repurchase agreement)      $  928,895
Morgan Stanley (common stocks)                   $3,120,790
Prudential Financial, Inc. (common stock)        $1,417,820
State Street Corp. (common stock)                $  808,335
UBS AG (time deposit)                            $1,577,421
UBS Finance Delaware LLC (commercial paper)      $4,896,444
Wachovia Corp.(common stock)                     $4,047,560

     The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, or other transactional expenses that must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

     The Trust determines the NAV per share of each class of the Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, New York time) for each class of shares of the Fund, by dividing the current market value of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

     Portfolio securities of the Fund are valued:

     (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the Fund's Manager, or if the prices are deemed by the Manager not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by the Fund's Manager to be representative of market values at the close of the NYSE;

     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

     (f) by appraising forward foreign currency exchange contracts held by the Fund at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

     (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in the Fund's calculation of its NAV. The Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager if any, may, in its judgment, determine that an adjustment to the Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     Because the Guarantee regarding the Fund is payable to shareholders directly (and not payable to the Fund), and because it represents only a contingent liability of NYLIFE rather than an agreement to pay a definite amount on the Guarantee Date, the Board believes that the Guarantee should have no impact in determining the Fund's NAV.

     The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of the Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more investment series of the Trust will be allocated in proportion to the NAVs of the respective series except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Fund, under which a record of the shares of the Fund held is maintained by MainStay Investments. Whenever a transaction takes place in the Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account.

                            SHAREHOLDER TRANSACTIONS

     MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

          - dividend and capital gain changes (including moving dividends between account registrations);

          -    address changes;

          - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

          -    exchange requests between identical registrations; and

          -    redemptions of $100,000 or less to the address of record only.

     In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUND

     The Fund is currently closed to new investors and to new share purchases. You may purchase shares of other MainStay Funds. Please see the prospectuses of those Funds for instructions for purchasing shares of those Funds. The sections below detail how you may sell shares of the Fund, including exchanging Fund shares for shares of other MainStay Funds.

REDEMPTIONS

     Shares may be redeemed directly from the Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

     Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

     In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

     The value of the shares redeemed from the Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

     Redemptions of Class A shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

     The net asset value per share of the Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" above.) Shares of the Fund are redeemable at net asset value, at the option of the Fund's shareholders.

     The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

SYSTEMATIC WITHDRAWAL PLAN

     MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

REDEMPTIONS IN KIND

     The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

     The Trust may suspend the right of redemption of shares of the Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

     Exchanges will be based upon the Fund's NAV per share next determined following receipt of a properly executed exchange request.

     Subject to the conditions and limitations described herein, Class A shares of the Fund may be exchanged for shares of an identical class, if offered, of certain series of any other open-end investment company sponsored, advised or administered by NYLIM, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Fund that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time) or by accessing your account via www.mainstayfunds.com.

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

     Generally, shareholders may exchange their Class A shares of the Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon the Fund's NAV per share next determined following receipt of a properly executed exchange request. No exchanges from another fund into shares of the Fund are permitted.

     In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

     For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

     The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS

     Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

     For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued asdividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee. Redemptions will be made information regarding the redemption procedures for the Fund, see "Additional Information About th Fund -- The Equity Index Fund Guarantee."

     Within seven days after acceptance of a redemption request, the Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                                 TAX INFORMATION

     The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in the Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUND

     The Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

     The Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

     If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The diversification requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. The Fund will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

     If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

     The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

     The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses. As of October 31, 2006, the Fund had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                CAPITAL LOSS
YEAR EXPIRES   CARRYFORWARDS
------------   -------------
    2010          $80,388
    2011           29,198
    2012            3,294

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of the Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

     A loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

     Certain of the bonds purchased by the Fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by the Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

     In addition, some of the bonds may be purchased by the Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by the Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by the Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by the Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

     Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

     Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The hedging transactions in which the Fund engages may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

     The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

FOREIGN TAXES

     Investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. Since the percentage of the Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

     The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from the Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If the Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by the Fund will be treated as United States source income.

     It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

     Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

     Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

     Under the federal income tax law, the Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

     Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

     Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation.

FOREIGN SHAREHOLDERS

     The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in the Fund may also result in the imposition of U.S. estate tax with respect to such investment.

TAX TREATMENT OF THE GUARANTEE

     The Manager believes the following is a reasonable construction of the federal tax rules applicable to treatment of the Guarantee for federal income tax purposes. However, since these rules are subject to differing interpretations, investors should consult their tax advisors regarding their investment in the Fund. Receipt of amounts pursuant to the Guarantee should be treated as a payment by NYLIFE in the nature of insurance rather than a distribution from the Fund. As such, the payments will not be eligible for the dividends received deduction available to corporations and will also not be eligible for treatment as a qualified dividend by individual shareholders. The Fund believes that recipients may treat receipt of the proceeds as reimbursement for the loss of the value of their Fund's shares and reduce the basis of their Fund shares in the amount of the guarantee payment rather than treating the payment as gross income.

     Shareholders of the Fund may have to allocate the amount paid for their Fund shares between the Guarantee and the shares acquired in determining the tax basis of their Fund shares for purposes of determining gain or loss on sale, redemption, or other disposition of those shares. It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for shares in the Fund might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributing will commence no earlier than the reinvestment date, but could be delayed as described previously in this paragraph as a result of the Guarantee.

                                OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

     The Fund is a separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "funds" as well as additional classes of shares.

VOTING RIGHTS

     Shares entitle their holders to one vote per share; however, separate votes will be taken by the Fund or class on matters affecting an individual Fund or a particular class of shares issued by the Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under certain circumstances, shareholders of the Fund may be held personally liable as partners under Massachusetts law for obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the Trust. KPMG LLP examines the financial statements of the Fund and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT


     NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 30 Dan Road, Canton, Massachusetts 02021-2809 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and retains the interest earnings generated from these accounts.


     Transfer agent fees and expenses are charged to the Fund based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, Class A shares of certain MainStay Funds may have smaller average account sizes than the mutual fund industry average. A s a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of the Fund and its Class A shares may be relatively higher than industry average. The Trust may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Trust's transfer agent fees and expenses, including the imposition of a small account fee.

CUSTODIAN

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116, is custodian of cash and securities of the Fund and has subcustodial agreements for holding the Fund's foreign assets.

LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUND

     As of January 31, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of Class A shares of beneficial interest of the Fund. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2007, of the Fund's shares by each person who beneficially or of record owned more than 5% of the voting securities of Class A shares of the Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2007 of the Fund's shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

                                                                     NUMBER OF
                                        NAME AND ADDRESS OF          BENEFICIAL      PERCENTAGE
NAME OF FUND AND TITLE OF CLASS         BENEFICIAL OWNER          OWNERSHIP SHARES    OF CLASS
-------------------------------   -----------------------------   ----------------   ----------
Equity Index Fund - Class A       Citigroup Global Markets Inc.        658,953          6.66%
                                  333 W. 34th Street
                                  New York, NY 10001-2402

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

     Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                   APPENDIX B

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Managers
and Member of NYLIFE LLC:

In our opinion, the accompanying consolidated statement of financial position and related consolidated statements of operations and comprehensive income
(loss), of changes in member's equity and of cash flows present fairly, in all material respects, the financial position of NYLIFE LLC and its subsidiaries (affiliates of New York Life Insurance Company) (the "Company") at December 31, 2006 and 2005 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations and cash flows of the individual companies. Accordingly, we do not express an opinion on the financial position, results of operations and cash flows of the individual companies. However, the consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

As disclosed in Note 8 to the financial statements, NYLIFE LLC has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 20, 2007

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                                       December 31
                                                                 -----------------------
                                                                    2006         2005
                                                                 ----------   ----------
                                                                      (in thousands)
                            ASSETS
Investments
   Equity securities
      Trading securities, pledged as collateral, at fair value   $  644,400   $       --
      Affiliated equity securities, pledged as
         collateral (equity method)                                      --       89,049
   Fixed maturities
      Available for sale at fair value (amortized cost of
         $17,701 and $16,852, respectively)                          17,775       16,652
      Held to maturity, at amortized cost                             4,775        4,775
   Other investments                                                 12,446       13,179
Cash and cash equivalents                                            24,462       30,498
Cash held in escrow                                                   7,625       13,381
Accounts and other receivables                                       10,289        8,649
Receivable from New York Life Insurance Company                     758,365      765,118
Net receivable from other affiliates                                  6,064        4,952
Net deferred tax asset                                                   --      128,132
Goodwill                                                                287       27,526
Other assets                                                          3,950        4,278
                                                                 ----------   ----------
         Total assets                                            $1,490,438   $1,106,189
                                                                 ==========   ==========
                LIABILITIES AND MEMBER'S EQUITY
Notes payable                                                    $  708,501   $  708,881
Derivative financial instruments                                    307,691      401,570
Accrued expenses                                                     10,605        9,263
Payable to New York Life Insurance Company                            7,109        4,407
Net deferred tax liability                                           99,495           --
Other liabilities                                                    16,329       17,262
                                                                 ----------   ----------
         Total liabilities                                        1,149,730    1,141,383
                                                                 ----------   ----------
Member's equity                                                     123,340      130,699
Accumulated earnings (deficit)                                      204,374     (178,111)
Accumulated other comprehensive income (loss)
   Net unrealized gains (losses) on investments (net of
      tax expense (benefit) of $25 and $(82), respectively)              48         (118)
   Cumulative translation adjustment                                 12,946       12,336
                                                                 ----------   ----------
         Total member's equity                                      340,708      (35,194)
                                                                 ----------   ----------
         Total liabilities and member's equity                   $1,490,438   $1,106,189
                                                                 ==========   ==========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

      CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

                                                                         Years ended December 31,
                                                                         ------------------------
                                                                              2006        2005
                                                                           ---------   ---------
                                                                              (in thousands)
Income
Affiliated
   Commission income                                                       $ 145,466   $ 140,271
   Interest income                                                            33,323      24,664
   Fee income                                                                  2,141       2,714
Non-affiliated
   Commission income                                                          29,899      26,409
   Interest and dividend income                                                6,912       4,957
   Fee income                                                                 23,430      18,144
   Net investment gains (losses)                                             615,757    (306,921)
   Other income                                                                  694         738
                                                                           ---------   ---------
   Total income (loss)                                                       857,622     (89,024)
                                                                           ---------   ---------
Expenses
   Commission and selling expenses                                           146,620     132,282
   Administrative and other expenses                                          49,902      50,152
   Interest                                                                   39,084      30,273
   Expenses to affiliates                                                      5,330       5,855
   Depreciation and amortization                                               1,712       1,656
                                                                           ---------   ---------
   Total expenses                                                            242,648     220,218
                                                                           ---------   ---------
Income (loss) from operations before equity in earnings
   and income taxes                                                          614,974    (309,242)

   Equity in earnings from unconsolidated subsidiary                           6,550      25,014
                                                                           ---------   ---------
Income (loss) before income taxes                                            621,524    (284,228)

Income tax (expense) benefit                                                (230,796)    112,044
                                                                           ---------   ---------
Net income (loss)                                                          $ 390,728   $(172,184)

Other comprehensive income (loss)
      Net unrealized holding gains (losses) on investments (net of
         income tax expense (benefit) of $107 and $(79), respectively)           166        (110)
      Cumulative translation adjustments                                         610      (1,590)
                                                                           ---------   ---------
Comprehensive income (loss)                                                $ 391,504   $(173,884)
                                                                           =========   =========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

              CONSOLIDATED STATEMENT OF CHANGES IN MEMBER'S EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                            Accumulated
                                                                               Other
                                           Member's       Accumulated      Comprehensive
                                            Equity    Earnings/(Deficit)       Income        Total
                                           --------   ------------------   -------------   ---------
                                                                 (in thousands)
Balance at December 31, 2004               $131,199       $  (5,927)          $13,918      $ 139,190

Return of capital                              (500)             --                --           (500)
Net loss                                         --        (172,184)               --       (172,184)
Net unrealized losses on investments             --              --              (110)          (110)
Cumulative translation adjustment (loss)         --              --            (1,590)        (1,590)
                                           --------       ---------           -------      ---------
Balance at December 31, 2005                130,699        (178,111)           12,218        (35,194)

Return of capital                            (7,359)             --                --         (7,359)
Net income                                       --         390,728                --        390,728
Distribution                                     --          (8,243)               --         (8,243)
Net unrealized gains on investments              --              --               166            166
Cumulative translation adjustment                --              --               610            610
                                           --------       ---------           -------      ---------
Balance at December 31, 2006               $123,340       $ 204,374           $12,994      $ 340,708
                                           ========       =========           =======      =========


   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                             For the years ended
                                                                 December 31,
                                                            ---------------------
                                                               2006        2005
                                                            ---------   ---------
                                                                (in thousands)
Cash flow provided by (used in) operating activities:
   Net income (loss)                                        $ 390,728   $(172,184)
   Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                               714         808
      Net investment (gains) losses                          (615,757)    307,635
      Equity in earnings of affiliates                         (6,550)    (25,014)
      Provision for deferred income tax expense (benefit)     227,520    (109,017)
      Net amortization of interest expense                      5,379       5,269
   Change in assets and liabilities:
      Accounts and other receivables                           (1,636)       (446)
      Other assets                                                 31        (336)
      Net receivable from New York Life Insurance Company       8,211    (236,252)
      Net receivable from other affiliates                     (1,112)    230,894
      Notes payable                                            (5,759)       (618)
      Accrued expenses                                            943       2,199
      Other liabilities                                        (1,846)        241
                                                            ---------   ---------
Net cash provided by operating activities                         866       3,179
                                                            ---------   ---------
Cash flow provided by (used in) investing activities:
   Capital expenditures                                          (435)        (65)
   Proceeds from cash held in escrow                            7,628       6,756
   Proceeds from sale of investments                            6,575      12,823
   Proceeds from maturity of investments                        3,186       2,629
   Purchase of investments                                     (9,829)    (17,713)
                                                            ---------   ---------
Net cash provided by investing activities                       7,125       4,430
                                                            ---------   ---------
Cash flow provided by (used in) financing activities:
   Receipts on capitalized lease                                1,244       1,244
   Return of capital                                           (7,359)       (500)
   Distribution                                                (8,243)         --
                                                            ---------   ---------
Net cash (used in) provided by financing activities           (14,358)        744
                                                            ---------   ---------
Effect of exchange rates on cash                                  331        (416)
                                                            ---------   ---------
Net (decrease) increase in cash and cash equivalents           (6,036)      7,937
Cash and cash equivalents at beginning of year                 30,498      22,561
                                                            ---------   ---------
Cash and cash equivalents at end of year                    $  24,462   $  30,498
                                                            =========   =========
Supplemental disclosure of cash flow information:
   Cash paid during the year for:
      Income taxes                                          $   2,375   $   5,365
      Interest expense                                      $  33,092   $  22,768

   The accompanying notes are an integral part of these consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

NYLIFE LLC (the "Company") is a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company was originally incorporated under the laws of New York in 1984 as NYLIFE Inc., and was converted to a Delaware limited liability company on September 30, 1999. The Company is a holding company for certain of New York Life's subsidiaries. The Company through its subsidiaries, offers securities brokerage, financial planning and investment advisory services, trust services and capital financing.

The accompanying financial statements reflect the consolidation of the Company and its subsidiaries, each of which is wholly owned:

ACTIVE SUBSIDIARIES

Eagle Strategies Corporation ("Eagle")
New York Life Capital Corporation ("Capital Corporation")
New York Life International Investment, Incorporated ("NYL International
     Investment")
     NYL Management Limited ("NYL Management")
New York Life Irrevocable Trust of 1996 ("NYL Irrevocable Trust")
     New York Life Settlement Corporation
New York Life Trust Company ("NYL Trust")
NYL Executive Benefits LLC ("NYLEX")
NYLIFE Securities Incorporated ("NYLIFE Securities")
NYLINK Insurance Agency Incorporated ("NYLINK")
NYLUK I Company ("NYLUK I")
     NYLUK II Company

INACTIVE/SOLD/DISSOLVED SUBSIDIARIES
Avanti Corporate Health Systems, Incorporated (Dissolved in 2005)
Monetary Research Limited
New York Life International Investment Asia Limited (Sold in 2005) New York Life Trust Company, FSB ("Trust FSB") (Discontinued in 2004) WellPath of Arizona Reinsurance Company (Dissolved in 2005)

New York Life's career agency force offers securities products through NYLIFE Securities, a broker-dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. NYLIFE Securities registered representatives offer proprietary and non-proprietary mutual funds and variable life and annuity products, as well as general securities products (e.g., stocks, bonds and options). NYLIFE Securities receives commissions for the sale of open-ended mutual fund products under various contractual agreements. NYLIFE Securities also receives commissions for acting as the introducing broker for clients and uses a non-affiliated clearing broker, on a fully disclosed basis, to perform trade execution, clearance, settlement and related activities. NYLIFE Securities' sales of proprietary products are discussed more fully in Note 8.

Eagle, an SEC-registered investment advisor, provides financial planning and investment advisory services through associated investment advisor representatives ("IARs"). All of Eagle's IARs are members of New York Life's career agency force and are registered representatives of NYLIFE Securities.

Trust services are offered through NYL Trust and were also previously offered through Trust FSB (see Note 3 regarding the decision to dissolve the operations of Trust FSB). NYL Trust is a limited purpose trust company chartered by the New York State Banking Department and acts primarily as a fiduciary for pension, profit sharing and other employee benefit plans. NYL Trust's responsibilities include acting as a directed trustee or custodian for 401(k) plans and Individual Retirement Accounts. Trust FSB, regulated by the Office of Thrift Supervision, obtained its charter from the United States Federal Government. Trust FSB provided personal trust and investment management services for clients. Examples of such services included Irrevocable Life Insurance Trusts, Revocable and Irrevocable Trusts, IRA Rollovers, and Investment Management Accounts.

NYLINK is a registered insurance agency which facilitates the sale of non-proprietary insurance products - group and variable annuities and variable life - by New York Life agents.

Capital financing operations are conducted through Capital Corporation, which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. All significant intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

BUSINESS RISKS AND UNCERTAINTIES

The Company has significant transactions with New York Life and its affiliates; termination of such relationships would have an adverse effect on the operation of the Company.

INVESTMENTS

Unaffiliated equity securities are carried at fair value using quoted market prices for publicly traded securities. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations and Comprehensive Income (Loss).

Affiliated equity securities represent holdings in entities where the Company has the ability to exercise significant influence through its relationship, and are accounted for by the equity method of accounting. Accordingly, respective net earnings or losses are included in equity in earnings from unconsolidated subsidiary in the accompanying Consolidated Statement of Operations and Comprehensive Income (Loss) (see Note 4 for more details).

Fixed maturities are classified as either held to maturity and reported at amortized cost or available-for-sale and reported at estimated fair value, with unrealized gains (losses) reported as a separate component of member's equity, net of deferred tax.

OTHER INVESTMENTS

Other investments primarily include the Company's investment in the MainStay Funds and the New York Life Short Term Investment Fund ("STIF"). The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life. The investments in the MainStay Funds are recorded at fair value and realized and unrealized investment gains (losses) are included in net income. During 2006, the Company sold its investment in the MainStay Funds.

CASH AND CASH EQUIVALENTS

Short-term investments with original maturities of three months or less are considered cash equivalents. The carrying value of cash and cash equivalents approximates fair value.

GOODWILL

Goodwill was primarily associated with the Company's equity investment in Express Scripts Inc. ("ESI") and was adjusted when ESI issued additional shares or purchased treasury shares at a market price per share that differed from the book value per share of ESI recorded by the Company. Effective May 31, 2006, the change in the Company's accounting methodology for its investment in ESI, discussed in Note 4, resulted in the reclassification of the goodwill associated with ESI to equity trading securities. The remaining goodwill is associated with the Company's purchase of the NYLEX business in 2001.

OTHER ASSETS AND OTHER LIABILITIES

Other assets primarily consist of deferred financing fees from the issuance of notes payable (as discussed in Note 6), and fixed assets, primarily furniture, equipment, and computer hardware and software. Deferred financing fees are amortized using the straight-line method over the ten-year life of the note. Furniture, equipment, computer hardware and software are recorded at cost and depreciated beginning in the month placed in service using the straight-line method over an estimated useful life of three to seven years. Leasehold improvements are amortized over the shorter of the remaining term of the lease or the life of the asset.

Other liabilities primarily consist of funded benefit payments to plaintiffs of structured settlements, the fair value of an obligation assumed under a guarantee and lease obligations on property no longer utilized by the Company or its subsidiaries.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying value of accounts receivable and accrued expenses approximates fair value due to the short-term maturities of these instruments. The carrying value of cash held in escrow approximates fair value and is discussed in Note 10. The carrying value of notes receivable from New York Life approximates fair value and is discussed in Note 8. The fair value of notes payable, including commercial paper, is discussed in Note 6. Fair values for derivative financial instruments are included in Note 7.

INCOME TAXES

Deferred tax assets and liabilities are recognized based on temporary differences between the financial statement basis and tax basis of assets and liabilities using presently enacted tax rates.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year-end exchange rates. Operating results are translated at the monthly average exchange rate. Foreign currency translation gains and losses are credited or charged directly to the cumulative translation adjustments ("CTA") account in member's equity. The change in the CTA account is due to the current year effect of the translation adjustment. Foreign currency transaction gains and losses are included in net income.

COMMISSION INCOME

Through its subsidiaries, the Company records commission income when earned.

FEE INCOME

Through its subsidiaries, the Company accrues fee income when earned and consulting fees as services are rendered.

EXPENSES

Expenses are recognized when incurred and include allocations of overhead expenses such as salary, legal, accounting and other administrative charges from New York Life and NYLIM.

NET INVESTMENT GAINS (LOSSES)

Realized gains (losses) on sale of investments are determined on the basis of specific identification. Costs of investments are adjusted for impairments considered other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost;
3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

Net investment gains (losses) also includes unrealized gains (losses) of NYLIFE Securities (in accordance with specialized accounting practices for broker-dealers), the change in fair value of unaffiliated trading equity securities, and unrealized gains (losses) on derivative instruments that do not qualify as a hedge (in accordance with Statement of Financial Accounting Standards No. 149 ("SFAS 149"), "Amendment of Statement 133 on Derivative Instruments and Hedging Activities").

NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 ("SFAS 157"), "Fair Value Measurements". This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company is currently evaluating the impact of SFAS 157 on its consolidated financial statements and plans to adopt this guidance effective January 1, 2008.

In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes", an interpretation of FASB's Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact of FIN No. 48 on its consolidated financial statements and will adopt this guidance effective January 1, 2007.

During November 2005, the FASB issued Staff Position Paper No. 115-1 ("FSP 115-1"), "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments". FSP 115-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The provisions of FSP 115-1 were effective January 1, 2006, and they did not have a material impact on the Company's consolidated financial statements at the date of adoption.

RECLASSIFICATIONS

Certain 2005 amounts in the financial statements and accompanying notes have been reclassified to conform with the 2006 presentation. These reclassifications had no effect on net income (loss) or member's equity as previously reported.

NOTE 3 - DISSOLUTION

TRUST FSB

On December 24, 2004, Trust FSB's Board of Directors authorized the officers of Trust FSB to take any and all actions required to dissolve Trust FSB. During 2006 and 2005, Trust FSB paid $3,000 and $47,000, respectively, related to dissolution expenses. Trust FSB is in the process of transferring clients to the successor trustee of the client's choice which may, in some limited instances, be NYL Trust. The dissolution is anticipated to be completed in 2007. The results of discontinued operations of Trust FSB were immaterial for the years ended December 31, 2006 and 2005.

NOTE 4 - INVESTMENTS

EQUITY SECURITIES

Equity securities represent the Company's investment in ESI. At December 31, 2006, the Company owns 9 million shares, representing a 7% interest in ESI's voting stock. All 9 million of these shares have been pledged as collateral in connection with the agreements discussed in Notes 6 and 10. Prior to May 31, 2006, the Company's investment in ESI was accounted for under the equity method of accounting, whereby the Company's pro-rata share of ESI's net earnings or losses was included in net income and unrealized gains (losses), net of deferred tax, and CTA were included in other comprehensive income.

Effective May 31, 2006, the Company changed its accounting methodology for its investment in ESI from the equity method to market value accounting in accordance with Statement of Financial Accounting Standards No. 115 ("SFAS 115"), "Accounting for Certain Investments in Debt and Equity Securities", since it was deemed to no longer have the ability to exercise significant influence, as defined by Accounting Principles Board No. 18 "The Equity Method of Accounting for Investments in Common Stocks", on ESI through the Company's relationship with New York Life. This change in accounting methodology resulted from a reduction in New York Life's aggregate ownership of ESI (from 16% to 15%), as well as a reduction in New York Life's representation on ESI's Board of Directors to one seat from two seats.

In 2006, the Company's investment in ESI securities is classified as trading securities under SFAS 115 with the change in fair value recorded in net investment gains (losses) in the accompanying Consolidated Statement of Operations and Comprehensive Income (Loss). The net investment gains on trading equity securities amounted to $521,743,000 of unrealized gains for the year ended December 31, 2006. Included in the trading gains for 2006 were unrealized gains of $536,863,000 related to the effect of the initial transfer of ESI securities from affiliated equity securities as a result of the change in accounting methodology.

FIXED MATURITIES

At December 31, 2006 and 2005, the maturity distribution of fixed maturities was as follows:

                                                2006                     2005
                                        ----------------------   ----------------------
                                        Amortized    Estimated   Amortized    Estimated
                                          Cost      Fair Value     Cost      Fair Value
                                        ---------   ----------   ---------   ----------
                                                        (in thousands)
         Available-for-sale

Due in one year or less                  $ 2,680      $ 2,674     $ 1,276      $ 1,271
Due after one year through five years        849          848         249          244
Due after ten years                       14,172       14,253      15,327       15,137
                                         -------      -------     -------      -------
Total available-for-sale                 $17,701      $17,775     $16,852      $16,652
                                         =======      =======     =======      =======
          Held to maturity

Due after ten years                      $ 4,775      $ 5,816     $ 4,775      $ 6,045
                                         =======      =======     =======      =======

At December 31, 2006 and 2005, the distribution of unrealized gross gains and losses on fixed maturities was as follows:


                                                          2006

                                                       Unrealized
                                        Amortized   ---------------    Estimated
                                           Cost      Gains   Losses   Fair Value
                                        ---------   ------   ------   ----------
                                                   (in thousands)
         Available-for-sale

U.S. Treasury                            $ 3,529    $    1     $ 8      $ 3,522
Mortgage-backed securities                14,172        81      --       14,253
                                         -------    ------     ---      -------
Total available-for-sale                 $17,701    $   82     $ 8      $17,775
                                         =======    ======     ===      =======
          Held to maturity

U.S. Treasury                            $ 4,775    $1,041     $--      $ 5,816
                                         =======    ======     ===      =======


                                                          2005

                                                       Unrealized
                                        Amortized   ---------------    Estimated
                                           Cost      Gains   Losses   Fair Value
                                        ---------   ------   ------   ----------
                                                   (in thousands)
          Available-for-sale
U.S. Treasury                            $ 1,525    $   --    $ 10      $ 1,515
Mortgage-backed securities                15,327        85     275       15,137
                                         -------    ------    ----      -------
Total available-for-sale                 $16,852    $   85    $285      $16,652
                                         =======    ======    ====      =======
          Held to maturity
U.S. Treasury                            $ 4,775    $1,270    $ --      $ 6,045
                                         =======    ======    ====      =======

The following table presents the Company's gross unrealized losses and fair values for fixed maturities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2006 and 2005:

                                                                            2006
                                                                            ----

                                           Less than 12 months      Greater than 12 months           Total
                                         -----------------------   -----------------------   -----------------------
                                          Estimated   Unrealized    Estimated   Unrealized    Estimated   Unrealized
                                         Fair Value      Loss      Fair Value      Loss      Fair Value      Loss
                                         ----------   ----------   ----------   ----------   ----------   ----------
                                                                       (in thousands)
U.S. Treasury                               $892          $ 6         $697          $ 2        $1,589         $ 8
Mortgage-backed securities                    --           --           --           --            --          --
                                            ----          ---         ----          ---        ------         ---
Totals                                      $892          $ 6         $697          $ 2        $1,589         $ 8
                                            ====          ===         ====          ===        ======         ===

                                                                            2005
                                                                            ----

                                           Less than 12 months      Greater than 12 months           Total
                                         -----------------------   -----------------------   -----------------------
                                          Estimated   Unrealized    Estimated   Unrealized    Estimated   Unrealized
                                         Fair Value      Loss      Fair Value      Loss      Fair Value      Loss
                                         ----------   ----------   ----------   ----------   ----------   ----------
                                                                       (in thousands)
U.S. Treasury                              $   --         $--         $1,515        $ 10       $ 1,515       $ 10
Mortgage-backed securities                  2,419          37          7,334         238         9,753        275
                                           ------         ---         ------        ----       -------       ----
Totals                                     $2,419         $37         $8,849        $248       $11,268       $285
                                           ======         ===         ======        ====       =======       ====

At December 31, 2006, the unrealized losses on the Company's investments totaled $8,000 and was spread over five U.S. Treasury obligations. The decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Since the Company has the ability and intent to retain the investments for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other-than-temporarily impaired.

Proceeds from investments in fixed maturities sold were $4,242,000 and $12,651,000 for the years ended December 31, 2006 and 2005, respectively. For the year ended December 31, 2006, gross realized losses on fixed maturities were $320,000. For the year ended December 31, 2005, gross realized gains and losses on fixed maturities were $3,000 and $128,000, respectively.

For the year ended December 31, 2006, related losses from other-than-temporary impairments on fixed maturities included in gross investment losses above were $281,000. For the year ended December 31, 2005, there were no other-than-temporary impairments taken.

MAINSTAY FUNDS

During 2006, the Company sold its investment in the MainStay Equity Index Fund ("Index Fund"), included in other investments on the accompanying Consolidated Statement of Financial Position. Proceeds from the investment in the Index Fund sold were $632,000. At December 31, 2005, the fair value of the investments in the Index Fund totaled $601,000. Net investment gains for the years ended December 31, 2006 and 2005 related to the MainStay Funds were $31,000 and $18,000, respectively.

NOTE 5 - FIXED ASSETS

The costs of fixed assets, included in other assets on the Consolidated Statement of Financial Position, at December 31, 2006 and 2005 were:

                                      2006     2005
                                     ------   ------
                                      (in thousands)
Furniture                            $1,329   $1,323
Equipment                               977      900
Computer hardware                       546      546
Computer software                     2,588    2,236
Leasehold improvements                2,761    2,761
                                     ------   ------
                                      8,201    7,766
Less: Accumulated depreciation and
   amortization                       7,333    7,023
                                     ------   ------
Total                                $  868   $  743
                                     ======   ======

NOTE 6 - NOTES PAYABLE AND LINES OF CREDIT

At December 31, 2006 and 2005, the fair value of notes payable was approximately $718,000,000 and $723,000,000, respectively. The carrying amount for commercial paper approximates fair value. The fair value of other debt is estimated based on a quoted market price from Credit Suisse International (formerly Credit Suisse First Boston International) and Credit Suisse (formerly Credit Suisse First Boston) (collectively "CS"). The following chart shows the carrying value of notes payable:

                                           2006       2005
                                         --------   --------
                                           (in thousands)
Capital Corporation's Commercial Paper
   Debt Issuance (for 2006 and 2005,
   the weighted average interest rate
   was approximately 5.31% and 4.27%,
   respectively)                         $492,042   $497,801
Shared Appreciation Income Linked
   Securities                             216,459    211,080
                                         --------   --------
   Total                                 $708,501   $708,881
                                         ========   ========

At December 31, 2006 and 2005, commercial paper issued by Capital Corporation had a face value of approximately $496,782,000 and $500,857,000, respectively, with an unamortized discount of $4,740,000 and $3,056,000, respectively. For the years ended December 31, 2006 and 2005, interest expense totaled $24,863,000 and $16,205,000, respectively. At December 31, 2006, commercial paper issued by Capital Corporation had various maturities through March 13, 2007.

On August 16, 2001, the Company entered into an agreement with CS, referred to as Shared Appreciation Income Linked Securities ("SAILS") in the above table. Under the agreement, the Company entered into a forward sale of its shares of ESI. The Company may deliver up to 9,000,000 shares (split-adjusted) of ESI common stock on August 22, 2011 or settle the transaction in cash instead of delivering shares. The Company received $27.03 per share (split-adjusted) or $243,225,000, less offering costs of $4,351,000, bringing net proceeds to $238,874,000 and is entitled to 100% of the appreciation up to $35.14 per share (split-adjusted) and 23% of the appreciation in excess of $35.14 per share. At December 31, 2006, the ESI share price was $71.60. In accordance with SFAS 149, a fair value of $54,110,000 was ascribed to the embedded derivative at the contract date, as discussed in Note 7. The Company also recorded a discounted debt obligation of $189,115,000 with a par value of $243,225,000 due on August 22, 2011. For the years ended December 31, 2006 and 2005, the accretion of interest expense totaled $5,379,000 and $5,245,000, respectively, and the amortization of deferred offering costs totaled $436,000 in each year. The Company pays CS a 3.3% annual coupon payment quarterly on each November 22, February 22, May 22, and August 22. For each of the years ended December 31, 2006 and 2005, the Company made coupon payments of $8,026,000. At December 31, 2006 and 2005, accrued interest was $914,000 for both years.

LINES OF CREDIT

Effective July 27, 2005, Capital Corporation, along with New York Life, closed on a new $1.5 billion revolving credit facility with a consortium of banks. The new agreement is a five year revolving credit facility that charges an annual facility fee of 4 basis points ("bps") which is allocated to Capital Corporation based on the volume of short-term notes issued during the year. The borrowing rate is 16 bps over the London Interbank Offered Rate ("LIBOR"). If borrowings exceed 50% of the total facility, the borrowing rate will be 16 bps over LIBOR plus 5 bps. Annual facility fees and borrowing rates could increase if New York Life's Standard & Poor's and Moodys' Financial Strength ratings are downgraded.

This new revolving credit facility replaced both the $500,000,000, 364-day revolving credit facility which expired on July 27, 2005, and the $500,000,000, 3-year revolving credit facility which had been scheduled to expire on July 30, 2006.

To date, neither Capital Corporation nor New York Life has utilized any of these credit facilities. At December 31, 2006 and 2005 the credit facility fees allocated to Capital Corporation were $50,000 and $106,000, respectively.

In 2006, New York Life terminated a credit agreement dating back to January 1995 with the Company whereby the Company could have borrowed up to an aggregate principal amount of $200,000,000 at any one time. This agreement and any loans made were automatically extended and renewed for additional one year periods, unless either the Company or New York Life notified the other to terminate the agreement. There were no borrowings made under this credit agreement during 2006 or 2005.

NOTE 7 - DERIVATIVE FINANCIAL INSTRUMENTS

The Company has an agreement with the Index Fund, whereby, the Company guarantees that if, after ten years from the date of purchase ("Guaranteed Date"), the net asset value of an Index Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such shares paid during that ten year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), the Company will pay the shareholders an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each share outstanding and held by the shareholders as of the close of business on the Guaranteed Date. This guarantee is in effect a European style put option required to be fair valued pursuant to SFAS 149. Its fair value represents the estimated value of future claims which was calculated using a Monte-Carlo simulation of the future equity market changes based on random scenarios drawn from a distribution of annual returns and volatility. Actual results could differ from those estimates. At December 31, 2006 and 2005, the derivative was calculated using an annual return of 7.5% and a volatility of 18%. For the years ended 2006 and 2005, the change in fair value resulted in the Company recording a gain of $2,990,000 and a loss of $240,000, respectively, which are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations and Comprehensive Income (Loss). At December 31, 2006 and 2005, the Company recognized a liability totaling $1,480,000 and $4,470,000, respectively, which are included in derivative financial instruments in the accompanying Consolidated Statement of Financial Position. Based on the net asset value of an Index Fund share at December 31, 2006, a 10% decrease in: (A) the share price, would result in a $1,370,000 increase in the fair value of the liability or (B) the interest rate used to discount cash flows, would result in a $30,000 increase in the fair value of the liability.

In 2001, the Company entered into an agreement to minimize its downside risk on its investment in ESI while still maintaining rights to share in future appreciation, as discussed in Note 6. The counter-party to the agreement is CS. The agreement contains embedded derivatives and the Company has assessed that the economic characteristics of the derivatives (a series of European style put and call options) were not clearly and closely related to those of the host contract and determined that a separate instrument with the same terms would qualify as a derivative instrument. In accordance with SFAS 149, the embedded derivatives were separated from the host contract and accounted for as stand-alone derivatives. The Company's obligation associated with these embedded derivatives is fully collateralized by its investment in ESI. In 2005 the Company's investment in ESI was valued using the equity method of accounting, and the Company was precluded from using hedge accounting. Since these embedded derivatives were valued at fair value, this created accounting volatility in both the 2005 Consolidated Statements of Financial Position and of Operations because the change in the actual fair value of the underlying investment in ESI shares was not recognized through net income or member's equity. For the year ended December 31, 2005, the change in fair value of the derivative liability resulted in an after-tax charge to net income of $199,674,000, the impact of which resulted in negative member's equity of $35,194,000. While the accounting for this transaction resulted in a loss in earnings and equity at December 31, 2005, the derivative performed as expected on an economic basis. In 2006, the Company began accounting for its investment in ESI as a trading security at market value, as discussed in Note 4. While under SFAS 149 the embedded derivatives still do not qualify for hedge accounting, the valuation of the Company's investment in ESI at market value, with the changes in fair value recorded in net investment gains (losses) in the accompanying Consolidated Statement of Operations and Comprehensive Income (Loss), mitigates the accounting volatility experienced in 2005.

The fair value of these derivatives represent the estimated amount the Company would receive or pay to purchase similar stand-alone European put and call option contracts and was determined utilizing a Black-Scholes valuation model which takes into account current market conditions, term to maturity and implied volatility of the ESI stock. The Black-Scholes valuation model for the embedded derivatives requires management to make estimates and assumptions regarding interest rates and volatility. Such estimates are primarily based on current market data and future expectations. Actual results could differ from those estimates. At December 31, 2006, the derivatives were calculated using an average of the four-year and five-year swap interest rate of 5.09% and a put and call volatility of 39.20% and 36.90%, respectively. At

December 31, 2005, the derivatives were calculated using an average of the five-year and six-year swap interest rate of 4.88% and a put and call volatility of 37.00% and 35.00%, respectively. For the years ended December 31, 2006 and 2005, the change in fair value resulted in the Company recording a gain of $90,889,000 and a loss of $307,190,000, respectively, and are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations and Comprehensive Income (Loss). At December 31, 2006 and 2005, the Company recognized a liability totaling $306,211,000 and $397,100,000, respectively, and are included in derivative financial instruments in the accompanying Consolidated Statement of Financial Position. Based on the share price of ESI stock at December 31, 2006, a 10% increase in: (A) the share price, would result in a $48,952,000 increase in the fair value of the liability or (B) the interest rate, would result in a $4,014,000 increase in the fair value of the liability.

NOTE 8 - RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

The distribution of commission income, interest income and fee income from affiliates for 2006 and 2005 are as follows:

                       COMMISSION INCOME     INTEREST INCOME      FEE INCOME
                      -------------------   -----------------   ---------------
                        2006       2005       2006      2005     2006     2005
                      --------   --------   -------   -------   ------   ------
                                            (in thousands)
New York Life         $    650   $    633   $28,643   $22,575   $  550   $1,215
NYLIAC                  97,883     92,722     4,680     2,089       49       33
NYLIFE Distributors     46,933     46,916        --        --      241      281
NYLIM                       --         --        --        --    1,301    1,185
                      --------   --------   -------   -------   ------   ------
Totals                $145,466   $140,271   $33,323   $24,664   $2,141   $2,714
                      ========   ========   =======   =======   ======   ======

The distribution of receivable from New York Life, receivable from other affiliates and payable to New York Life for 2006 and 2005 are as follows:

                                            RECEIVABLE FROM
                         RECEIVABLE FROM     (PAYABLE TO)      PAYABLE TO
                          NEW YORK LIFE    OTHER AFFILIATES   NEW YORK LIFE
                       ------------------  ----------------  --------------
                         2006      2005      2006     2005    2006    2005
                       --------  --------  -------  -------  ------  ------
                                            (in thousands)
New York Life          $758,365  $765,118  $    --  $    --  $7,109  $4,407
NYLIAC                       --        --    2,503    2,097      --      --
NYLIFE Distributors          --        --    5,403    4,578      --      --
NYLIM Service Company        --        --   (1,818)  (1,710)     --      --
NYLIM                        --        --      (24)     (13)     --      --
                       --------  --------  -------  -------  ------  ------
Totals                 $758,365  $765,118  $ 6,064  $ 4,952  $7,109  $4,407
                       ========  ========  =======  =======  ======  ======

NEW YORK LIFE

The Company and several of its subsidiaries are party to service agreements with New York Life, whereby New York Life provides services to the Company and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which the Company and its subsidiaries are billed. The Company and its subsidiaries are charged for these services based upon allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to the Company and its subsidiaries. For the years ended December 31, 2006 and 2005, expenses allocated under these agreements were $39,200,000 and $35,100,000, respectively. At December 31, 2006 and 2005, the amounts payable to New York Life were $7,109,000 and $4,407,000, respectively.

The Company executed a promissory note with New York Life dated August 22, 2001 whereby the Company loaned New York Life $238,889,000. The note has a par value of $243,225,000 and a stated interest rate of 3.3% per annum. Interest on the note is payable quarterly on each 21st of November, February, May and August until maturity on August 21, 2011. For the years ended December 31, 2006 and 2005, interest earned on the loan was $8,460,000 and $8,459,000, respectively. At December 31, 2006 and 2005, the Company had a receivable (including accrued interest for each year of $914,000) of $242,119,000 and $241,686,000, respectively, from New York Life. Due to the nature of related party transactions, the carrying value of this note approximates fair value.

On November 5, 2004, the Company purchased an aircraft from Bombardier Aerospace Corporation ("Bombardier"). New York Life, and four of its wholly owned subsidiaries, New York Life Insurance and Annuity Corporation ("NYLIAC"), NYLIFE Insurance Company of Arizona ("NYLAZ"), New York Life Investment Management Holdings, LLC ("NYLIM Holdings") and New York Life International, LLC ("NYL International"), will have exclusive use of the aircraft. All costs incurred with the operation of the aircraft, less any income received from the Dry Lease Exchange Agreement ("Dry Lease") discussed in Note 10, will be charged to the company using the aircraft. The arrangement between the Company and New York Life is accounted for as a direct financing lease, as discussed in Note 10. At December 31, 2006 and 2005, the receivable from New York Life includes, $22,189,000 and $23,433,000, respectively, representing the remaining minimum lease payments plus the unguaranteed residual value of the aircraft.

Capital Corporation has an outstanding credit agreement with New York Life, as amended on January 1, 2006, whereby Capital Corporation agreed to make loans to New York Life in an aggregate principal amount not exceeding $3,000,000,000 at any time. For the years ended December 31, 2006 and 2005, Capital Corporation recorded interest income of $20,182,000 and $14,116,000, respectively, and reimbursement of debt issuance costs of $204,000 and $221,000, respectively. At December 31, 2006 and 2005, Capital Corporation had a receivable, including accrued interest, of $494,035,000 and $499,930,000, respectively. This agreement and any loans made shall be automatically extended and renewed for additional one-year periods, unless either Capital Corporation or New York Life notifies the other to terminate the agreement.

In accordance with an expense sharing agreement, Capital Corporation provides New York Life with expertise in connection with the issuance of commercial paper, and in turn, New York Life reimburses Capital Corporation for expenses incurred. For the years ended December 31, 2006 and 2005, fee income was $286,000 and $354,000, respectively.

NYLINK acts as a conduit to New York Life whereby it collects fee income on certain products sold by its agents and remits those fees directly to New York Life. For the years ended December 31, 2006 and 2005, fee expenses incurred by NYLINK in connection with this arrangement were $827,000 and $638,000, respectively.

NYL Trust is party to various agreements with New York Life, whereby NYL Trust acts as investment manager or passive trustee/contract holder for the New York Life Trust Company Collective Investment Trust (agreement terminated December 29, 2005), the New York Life Trust Company GS1 Vanguard Collective Investment Trust and various plans participating in New York Life's Stable Value account. Pursuant to these agreements, New York Life pays fees to NYL Trust in accordance with the current fee structure. For the years ended December 31, 2006 and 2005, fee income earned on these agreements was $60,000 and $640,000, respectively. At December 31, 2006 and 2005, amounts due to NYL Trust were $22,000 and $69,000, respectively.

NYLIFE Securities directs and supervises its registered representatives' sale of New York Life group annuity contracts through separate accounts maintained by New York Life. For the years ended December 31, 2006 and 2005, NYLIFE Securities earned commissions of $650,000 and $633,000, respectively.

During 2006, the Company returned capital of $7,359,000 and made a distribution of $8,243,000 to New York Life. During 2005, the Company returned capital of $500,000 but made no distributions to New York Life.

NYLCAP MANAGER LLC ("NYLCAP MANAGER")

Capital Corporation has an outstanding credit agreement with NYLCAP Manager, an indirect wholly owned subsidiary of New York Life. Capital Corporation agreed to make loans to NYLCAP Manager in an aggregate principal amount not exceeding $70,000,000 at any time. There were no amounts outstanding under this agreement at December 31, 2006 and 2005.

NYLIAC

Under an agreement with NYLIAC, NYLIFE Securities directs and supervises NYLIAC's sale of variable annuity contracts and variable life insurance policies through separate accounts maintained by NYLIAC. For the years ended December 31, 2006 and 2005, NYLIFE Securities earned commission income on the sale of NYLIAC products of $92,453,000 and $86,096,000, respectively. NYLIFE Securities incurs net expenses in connection with the offering of these products which are billed to NYLIAC. For the years ended December 31, 2006 and 2005, related net expenses reimbursed by NYLIAC totaled $2,783,000 and $2,512,000, respectively. At December 31, 2006 and 2005, $79,000 and $151,000, respectively, were the net payables to NYLIAC which are included in the amounts disclosed under the New York Life service agreement described above.

Capital Corporation has an outstanding credit agreement with NYLIAC. Capital Corporation agreed to make loans to NYLIAC in an aggregate principal amount not exceeding $490,000,000 at any time. For the years ended December 31, 2006 and 2005, Capital Corporation recorded interest income of $4,680,000 and $2,089,000, respectively, and reimbursement of debt issuance costs of $49,000 and $33,000, respectively. At December 31, 2006 there were no loans outstanding to NYLIAC and no interest receivable from NYLIAC. At December 31, 2005, there were no loans outstanding to NYLIAC and interest receivable was $56,000.

NYLINK acts as a general agent for NYLIAC whereby NYLINK solicits applications for Corporate-Owned Life Insurance ("COLI") and Bank-Owned Life Insurance products on which NYLINK earns commission income and asset based service fees. For the years ended December 31, 2006 and 2005, commission income and asset based service fees earned from NYLIAC were $5,429,000 and $6,626,000, respectively. At December 31, 2006 and 2005, NYLINK recorded a receivable from NYLIAC of $2,503,000 and $2,041,000, respectively.

NYLAZ

On November 1, 2005, Capital Corporation entered into a credit agreement with NYLAZ, a direct wholly owned subsidiary of New York Life. Capital Corporation agreed to make loans to NYLAZ in an aggregate principal amount not exceeding $40,000,000 at any time. There were no amounts outstanding under this agreement at December 31, 2006 and 2005.

NYLIFE DISTRIBUTORS LLC ("NYLIFE DISTRIBUTORS")

NYLIFE Securities has entered into a soliciting dealer agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, whereby NYLIFE Distributors pays NYLIFE Securities commissions, known as gross dealer concessions, for sales of MainStay mutual funds and the College-Sense 529 Plans by the registered representatives of NYLIFE Securities. For the years ended December 31, 2006 and 2005, NYLIFE Securities recorded commission income from NYLIFE Distributors of $46,934,000 and $46,916,000, respectively. At December 31, 2006 and 2005, the receivables from NYLIFE Distributors were $5,544,000 and $4,924,000, respectively.

NYL Trust is compensated by NYLIFE Distributors for directed trustee or custodian services provided to certain clients participating in 401(k) Small Plans. For the years ended December 31, 2006 and 2005, fee income was $241,000 and $281,000, respectively. At December 31, 2006 and 2005, fee income receivables were $56,000 and $67,000, respectively.

Pursuant to an agreement dated January 1, 2004, NYLIFE Distributors agreed to refer clients and other third parties who would be interested in purchasing COLI products to NYLINK. Should NYLINK sell COLI products to one or more referred parties, NYLINK agrees to compensate NYLIFE Distributors according to a schedule of payments. For the years ended December 31, 2006 and 2005, NYLINK incurred expenses to NYLIFE Distributors of $946,000 and $2,223,000, respectively. At December 31, 2006 and 2005, NYLINK had a payable to NYLIFE Distributors of $197,000 and $413,000, respectively.

NYLIM SERVICE COMPANY LLC ("NYLIM SERVICE COMPANY")

NYL Trust is party to a service agreement with NYLIM Service Company, an indirect wholly owned subsidiary of New York Life, whereby NYLIM Service Company performs administrative functions and services for certain of the MainStay Fund accounts on behalf of NYL Trust. NYL Trust acts as the fiduciary of such accounts. For the years ended December 31, 2006 and 2005, service fee expenses incurred by NYL Trust under this agreement were $2,766,000 and $2,538,000, respectively. Settlement is made between NYL Trust and NYLIM Service Company annually. At December 31, 2006 and 2005, the amount due to NYLIM Service Company totaled $1,818,000 and $1,710,000, respectively.

NYLIM

NYLIM provides certain subsidiaries of the Company with services and facilities, including, but not limited to, employee benefit plan and personnel administration, investment, legal advice, marketing and sales. As a result, NYLIM charges these subsidiaries a fee equal to the cost to NYLIM of providing such services and facilities, including all expenses, direct and allocated, reasonably and equitably determined by NYLIM to be attributable to the Company for services and facilities. For the years ended December 31, 2006 and 2005, expenses allocated under this agreement were $29,000 and $12,300, respectively. At December 31, 2006 and 2005, the amounts payable to NYLIM were $239,000 and $207,000, respectively.

NYL Trust is compensated by NYLIM to provide directed trustee or custodian services to certain clients participating in the 401(k) Complete product. Settlement is made between NYL Trust and NYLIM quarterly. For the years ended December 31, 2006 and 2005, fees earned under this agreement were $557,000 and $510,000, respectively. At December 31, 2006 and 2005, receivables from NYLIM were $148,000 and $133,000, respectively.

Trust FSB is party to an investment management agreement with NYLIM whereby NYLIM will act as investment advisor in connection with investment advisory services offered by Trust FSB on personal trust assets. For the years ended December 31, 2006 and 2005, Trust FSB incurred investment advisory fees of $4,000 and $5,000, respectively. At December 31, 2006 there was no payable to NYLIM. At December 31, 2005, the amount payable to NYLIM was $1,000.

NYLIFE Securities receives fees based on assets under management in the MainStay Cash Reserves Fund Class SW (formerly Eclipse Money Market Fund Sweep Shares). This fund is utilized as the sweep vehicle in brokerage accounts of the customers of NYLIFE Securities. For the years ended December 31, 2006 and 2005, NYLIFE Securities earned fees of $744,000 and $675,000, respectively. At December 31, 2006 and 2005, amounts receivable from NYLIM were $67,000 and $61,000, respectively.

INDEX FUND

As more fully described in Note 7, the Company has an agreement with the Index Fund, whereby, the Company guarantees that if, on the Guaranteed Date, the net asset value of the Guaranteed Share is less than the Guaranteed Amount, the Company will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guaranteed Date. The Company does not receive a separate fee under this agreement.

NOTE 9 - INCOME TAXES

Through the date of conversion to limited liability company status, the Company and its wholly owned domestic subsidiaries were members of an affiliated group which joined in the filing of a consolidated federal income tax return with New York Life. Following the conversion, the income or loss of the Company and certain other subsidiaries that were also converted to limited liability companies is included in New York Life's federal, state, and local taxable income. Subsidiaries that were not converted continue to be members of the same affiliated group and continue to join in filing a consolidated tax return with New York Life.

After the limited liability company conversions, the tax allocation agreement was revised to provide that each company will be allocated its share of tax expense or benefit determined generally on a separate company basis. Moreover, the tax allocation agreement provides that in the year a company converts into a limited liability company, any net operating losses or capital loss carryovers that succeeded to its parent company upon conversion may be utilized by the limited liability company in computing its separate company tax liability for the post conversion period. As such, the Company will be reimbursed by New York Life for the net operating loss deferred tax asset reflected in these financial statements to the extent utilizable in the consolidated group. Estimated payments for taxes are made between the related companies both before and after the conversion. State, local, and foreign tax returns generally are filed separately. At December 31, 2006, net income tax payable of $718,000 consists of federal income taxes payable to New York Life pursuant to the tax allocation agreement of $886,000 and state and foreign income taxes receivable of $168,000 and is included in other liabilities on the accompanying Consolidated Statement of Financial Position. At December 31, 2005, net income tax receivable of $197,000 consisted of federal income taxes receivable from New York Life pursuant to the tax allocation agreement of $272,000 and state and foreign income taxes payable of $75,000 and is included in other assets in the accompanying Consolidated Statement of Financial Position.

The components of income tax expense (benefit) for the years ended December 31, 2006 and 2005 were as follows:

                         2006        2005
                       --------   ---------
                          (in thousands)
Current
   Federal             $  3,186   $  (3,492)
   State                    227         215
   Foreign                 (137)        250
                       --------   ---------
      Total current       3,276      (3,027)
                       --------   ---------
Deferred
   Federal              227,192    (108,714)
   State                    328        (303)
                       --------   ---------
      Total deferred    227,520    (109,017)
                       --------   ---------
      Total            $230,796   $(112,044)
                       ========   =========

For the year ended December 31, 2006, total income tax expense is different from the amount computed using the statutory federal tax rate of 35% primarily due to the recapture of dividend received deductions taken in prior years that resulted from changes in circumstances surrounding the Company's investment in ESI (as discussed in Note 4). For the year ended December 31, 2005, total income tax benefit is different from the amount computed using the statutory federal tax rate of 35% primarily due to a dividend received deduction, a write off of the Company's investment interest in NYL Management, and an additional tax loss recognized on the sale of New York Life (U.K.) Limited which was in excess of the deferred tax asset previously established.

The reconciliation is as follows:

                                                                2006       2005
                                                              --------   ---------
                                                                 (in thousands)
Income tax expense (benefit) at statutory rate                $217,533   $ (99,631)
   State and local taxes, net of federal income tax benefit        471         (57)
   Net foreign taxes                                              (137)        250
   Equity in ESI, primarily dividends received deduction        13,391      (6,128)
   Non-deductible losses on foreign operations                    (372)     (6,743)
   Other                                                           (90)        265
                                                              --------   ---------
      Total income tax expense (benefit)                      $230,796   $(112,044)
                                                              ========   =========

The net deferred tax asset at December 31, 2006 and 2005 was attributable to the following temporary differences:

                                             2006       2005
                                           --------   --------
                                              (in thousands)
Deferred tax asset
   Derivatives                             $ 88,753   $121,611
   Investment in NYLUK                        1,890      1,890
   Investment in ESI                             --      2,378
   Other                                      1,343      2,282
                                           --------   --------
      Gross deferred tax asset               91,986    128,161
                                           --------   --------
Deferred tax liability
   Investment in ESI                        191,372         --
   Other                                        109         29
                                           --------   --------
      Gross deferred tax liability          191,481         29
                                           --------   --------
      Net deferred tax (liability) asset   $(99,495)  $128,132
                                           ========   ========

Deferred income taxes are generally recognized, based upon enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to offset any portion of the deferred tax asset that is not expected to be realized. The Company's management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

As of December 31, 2006 and 2005, the Company has federal net operating losses of $148,000 and $297,000, respectively, which will expire in 2007.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

LEASES

The Company and its subsidiaries lease office space and certain office equipment under various agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and rent escalations. For the years ended December 31, 2006 and 2005, gross rental expenses were $745,000 and $756,000, respectively. For the year ended December 31, 2006, there was no sublease rental receipt. For the year ended December 31, 2005, sublease rental receipt was $310,000.

The Company maintains a lease reserve representing the discounted shortfall between rental expense and rental income on a lease of certain property vacated by the Company. During 2006 and 2005, a revaluation of this reserve resulted in a net decrease of approximately $717,000 and $301,000, respectively. At December 31, 2006 and 2005, the lease reserve was $2,225,000 and $2,942,000, respectively, and is included in other liabilities in the accompanying Consolidated Statement of Financial Position.

Future minimum lease payments and receipts under non-cancelable operating leases with original or remaining lease terms in excess of one year at December 31, 2006 are as follows:

                      Gross    Sublease
                     Rental     Rental
                    Payments   Receipts
                    --------   --------
                       (in thousands)
2007                 $  779     $   78
2008                    779        488
2009                    779        598
2010                    779        598
2011 & thereafter     4,091      2,921
                     ------     ------
Total                $7,207     $4,683
                     ======     ======

On November 5, 2004, the Company entered into an agreement to lease an aircraft to New York Life, NYLIAC, NYLAZ, NYLIM Holdings and NYL International, as discussed in Note 8. The lease is classified as a direct financing lease in accordance with the criteria specified in FASB Statement No. 13, "Accounting for Leases". The initial direct costs incurred relating to the lease were $341,000 and are recaptured through the minimum lease receipts. The net investment in the lease is equivalent to the cost basis of the aircraft and is comprised of the following (in thousands):

Total minimum lease payments   $ 6,220
Residual value                  18,665
                               -------
Net investment                 $24,885
                               =======

Annual minimum lease payments receivable are $1,244,000 for each of the next three years.

On November 5, 2004, the Company entered into a Dry Lease with Bombardier to make the Company's aircraft available to Bombardier for a certain number of hours each year based on the Company's expected use of the aircraft. The number of hours leased to Bombardier will reduce the Company's annual allocated hours (800 hours) in accordance with the management agreement between the Company and Bombardier. Bombardier agreed to reimburse the Company for each hour billed at the hourly rate of $3,505 and $3,378 during 2006 and 2005, respectively. For the years ended December 31, 2006 and 2005 income earned on this agreement was $664,000 and $450,000, respectively.

ASSETS PLEDGED AS COLLATERAL

In 2001, following the entering into of the SAILS agreement with CS described in Notes 6 and 7, the Company agreed to lend CS up to 9,000,000 shares (split-adjusted) of ESI common stock. In accordance with the terms of this agreement, the Company is obligated to reimburse CS for any reasonable costs incurred by CS for borrowing ESI shares. Whenever CS borrows shares from the collateral account, the Company is entitled to a securities lending fee which would then need to be reimbursed to CS. As of December 31, 2006 and 2005, CS borrowed 7,703,026 (split-adjusted) shares with a market value of $551,537,000 and $645,514,000, respectively. These transactions are generally collateralized with the right of offset against the Company's liabilities to CS, and to the extent the right of offset does not provide sufficient collateral, CS provides additional collateral which may consist of U.S. Government Securities, a letter of credit or cash. At December 31, 2006 and 2005, the carrying amount of the lent shares was $551,537,000 and $76,183,000, respectively. For the years ended December 31, 2006 and 2005, the Company earned fee income from lending ESI securities of $537,000 and $400,000, respectively, and incurred expenses of the same amounts included in administrative and other expenses in the accompanying Consolidated Statement of Operations and Comprehensive Income (Loss).

INDEX FUND

As more fully described in Notes 7 and 8, the Company has an agreement with the Index Fund, whereby, the Company guarantees that if, on the Guaranteed Date, the net asset value of the Guaranteed Share is less than the Guaranteed Amount, the Company will pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guaranteed Date. At December 31, 2006 and 2005, the Company recognized a liability of $1,480,000 and $4,470,000, respectively.

OTHER

The Company and its subsidiaries are defendants in various legal actions arising from their respective operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

During 2006 and 2005, NYLIFE Securities concluded settlements with customers in connection with the sale of registered products. The Company expensed a total of $1,953,000 and $4,406,000 for the years ended December 31, 2006 and 2005, respectively, in settlements and related legal fees. At December 31, 2006 and 2005, the Company maintained a liability of $1,045,000 and $2,635,000, respectively, to cover remaining settlements and legal costs associated with these matters.

NYLIFE Securities clears all of its securities transactions through a clearing broker on a fully disclosed basis. Pursuant to the terms of the agreement between NYLIFE Securities and the clearing broker, the clearing broker has the right to charge NYLIFE Securities for losses that result from a customer's failure to fulfill its contractual obligations. There is no maximum amount assignable to this right. For the years ended December 31, 2006 and 2005, NYLIFE Securities paid the clearing broker $52,000 and $58,000, respectively, related to these contractual obligations. At December 31, 2006 and 2005, NYLIFE Securities had not recorded a liability pertaining to this right. In addition, NYLIFE Securities has the right to pursue collection or performance from the customers who do not perform under their contractual obligations. NYLIFE Securities monitors the credit standing of the clearing broker and all customers with which it conducts business.

In 2004, NYLUK I, along with the other equity shareholders of Life Assurance Holding Corporation ("LAHC"), sold its 23% interest in LAHC to Swiss Re GB plc ("Swiss Re"). As part of the purchase sale agreement with Swiss Re, NYLUK I agreed to indemnify Swiss Re with respect to a provision for mis-selling claims, corporation taxes and other general warranties. NYLUK I's remaining maximum exposure under these indemnities totaled approximately $16,000,000. In accordance with FASB Interpretation No. 45, "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Direct Guarantees of Indebtedness of Others", a liability was established with respect to this indemnity. This reserve will be released as the indemnity expires or claims are made. At December 31, 2006 and 2005, the liability associated with this indemnity was $5,871,000 and $5,150,000, respectively. The change in the value of the liability resulted from fluctuation in the foreign currency rate.

As a result of the agreement to indemnify Swiss Re with respect to mis-selling claims, as discussed above, $22,520,000, representing NYLUK I's pro-rata share, has been deposited into a separate interest bearing account in the joint names of Swiss Re and the sellers for the purposes of satisfying any such claims. NYLUK I is entitled to its pro-rata share of interest on the funds held in escrow on a semi-annual basis. The funds will be released from the account in three equal installments on each anniversary after August 24, 2004, less any amount required to make up for any inadequacy in the provision established by LAHC in relation to mis-selling liabilities. During 2006, NYLUK I received $8,459,000 from escrow representing a release of the second installment of the cash held in escrow and interest income on the funds from September 13, 2005 through October 13, 2006. During 2005, NYLUK I received $7,986,000 from escrow representing a release of the first installment of the cash held in escrow and interest income on the funds from August 24, 2004 through September 12, 2005. For the years ended December 31, 2006 and 2005, NYLUK I recorded interest income on the funds held in escrow of $754,000 and $910,000, respectively. At December 31, 2006, the receivable from escrow was $7,625,000.

Certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory or other requirements. The Company or New York Life has agreed to provide support so as to maintain adequate net worth in each of these subsidiaries. At December 31, 2006 and 2005, the net worth of each of these subsidiaries exceeded the regulatory requirements.

In connection with receiving its Authorization Certificate, NYL Trust agreed with the New York State Banking Department in 1995 that it would maintain stockholder's equity of one-quarter of one percent (0.25%) of total discretionary assets under administration or $2,500,000, which ever is greater. At December 31, 2006 and 2005, NYL Trust was in compliance with the minimum capital requirement.

In addition, New York Life acts as a guarantor for an employment agreement and lease payments of the Company.

NOTE 11 - SUBSEQUENT EVENT

On January 1, 2007, NYLIFE Securities converted to a limited liability corporation. This conversion does not have a significant impact on the Company's financial position or results of operations.

OTHER FINANCIAL INFORMATION

The following consolidating information is presented for purposes of additional analysis and is not a required part of the December 31, 2006 consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                  CONSOLIDATING STATEMENT OF FINANCIAL POSITION

                                DECEMBER 31, 2006

                                 (IN THOUSANDS)


                                 NYLIFE LLC     Capital                 NYLIFE
                                  (Parent)    Corporation  Trust FSB  Securities   NYL Trust   NYLUK I   Eagle
                                 ----------  ------------  ---------  ----------  ----------  --------  ------
             ASSETS
Investments
   Equity securities
      Trading securities,
         pledged as collateral,
         at fair value            $644,400     $     --     $    --    $     --    $    --    $     --  $   --
      Affiliated equity
         securities (equity
         method)                    47,690           --          --          --         --          --      --
   Fixed maturities
      Available for sale at
         fair value (amortized
         cost of $17,701)               --           --      14,008          --      3,767          --      --
      Held to maturity, at
         amortized cost                 --           --          --          --         --          --      --
   Other investments                 9,289           --          --          --         --          --   1,227
Cash and cash equivalents              133           25       6,277      10,642      5,438         543      14
Cash held in escrow                     --           --          --          --         --       7,625      --
Accounts and other receivables          --           --          61       2,733      2,206           3   5,118
Receivable from New York Life
   Insurance Company               264,308      494,035          --          --         22          --      --
Net receivable from other
   affiliates                       (1,117)          --        (214)      5,605     (1,627)       (128)     --
Net deferred tax asset                  --           --          --          --         --          --      --
Goodwill                                --           --          --          --         --          --      --
Other assets                         2,020           --           6       1,040        139          --     401
                                  --------     --------     -------    --------    -------    --------  ------
         Total assets             $966,723     $494,060     $20,138    $ 20,020    $ 9,945    $  8,043  $6,760
                                  ========     ========     =======    ========    =======    ========  ======
LIABILITIES AND MEMBER'S EQUITY
Notes payable                     $216,459     $492,042     $    --    $     --    $    --    $      7  $   --
Derivative financial
   instruments                     307,691           --          --          --         --          --      --
Accrued expenses                       963        1,881          74       3,573        115         126   3,005
Payable to New York Life
   Insurance Company                   183           --           1       4,726        864          --     785
Net deferred tax liability         100,670           --         (79)       (865)       (15)         --      40
Other liabilities                       49           --          56       1,104         10       5,866   1,673
                                  --------     --------     -------    --------    -------    --------  ------
         Total liabilities         626,015      493,923          52       8,538        974       5,999   5,503
                                  --------     --------     -------    --------    -------    --------  ------
Member's equity                    123,340            1      21,825      36,149      5,504      60,836   1,700
Accumulated earnings (deficit)     204,374          136      (1,788)    (24,667)     3,468     (57,895)   (443)
Accumulated other comprehensive
   income
Net unrealized gains
   (losses) on investments
   (net of tax expense of
   $25)                                 48           --          49          --         (1)         --      --
   Cumulative translation
      adjustment                    12,946           --          --          --         --        (897)     --
                                  --------     --------     -------    --------    -------    --------  ------
         Total member's equity     340,708          137      20,086      11,482      8,971       2,044   1,257
                                  --------     --------     -------    --------    -------    --------  ------
         Total liabilities and
            member's equity       $966,723     $494,060     $20,138    $ 20,020    $ 9,945    $  8,043  $6,760
                                  ========     ========     =======    ========    =======    ========  ======

                                     NYL                   NYL
                                 Irrevocable          International
                                    Trust     NYLINK    Investment     NYLEX   Eliminations  Consolidated
                                 -----------  ------  -------------  --------  ------------  ------------
             ASSETS
Investments
   Equity securities
      Trading securities,
         pledged as collateral,
         at fair value             $   --     $   --    $     --     $     --   $      --     $  644,400
      Affiliated equity
         securities (equity
         method)                       --         --          --           --     (47,690)            --
   Fixed maturities
      Available for sale at
         fair value (amortized
         cost of $17,701)              --         --          --           --          --         17,775
      Held to maturity, at
         amortized cost             4,775         --          --           --          --          4,775
   Other investments                   --         --       1,930           --          --         12,446
Cash and cash equivalents              --      1,292          88           10          --         24,462
Cash held in escrow                    --         --          --           --          --          7,625
Accounts and other receivables        121         18          --           29          --         10,289
Receivable from New York Life
   Insurance Company                   --         --          --           --          --        758,365
Net receivable from other
   affiliates                         704      2,304         320            1         216          6,064
Net deferred tax asset                 --         --          --           --          --             --
Goodwill                               --        287          --           --          --            287
Other assets                           --        135         209           --          --          3,950
                                   ------     ------    --------     --------   ---------     ----------
         Total assets              $5,600     $4,036    $  2,547     $     40   $ (47,474)    $1,490,438
                                   ======     ======    ========     ========   =========     ==========
LIABILITIES AND MEMBER'S EQUITY
Notes payable                      $   --     $   --    $     --     $     --   $      (7)    $  708,501
Derivative financial
   instruments                         --         --          --           --          --        307,691
Accrued expenses                      122        746          --           --          --         10,605
Payable to New York Life
   Insurance Company                    4        546          --           --          --          7,109
Net deferred tax liability             --       (256)         --           --          --         99,495
Other liabilities                   4,774        719       2,073            5          --         16,329
                                   ------     ------    --------     --------   ---------     ----------
         Total liabilities          4,900      1,755       2,073            5          (7)     1,149,730
                                   ------     ------    --------     --------   ---------     ----------
Member's equity                     1,000      2,492      12,794            1    (142,302)       123,340
Accumulated earnings (deficit)       (300)      (211)    (12,550)          34      94,216        204,374
Accumulated other comprehensive
   income
Net unrealized gains
   (losses) on investments
   (net of tax expense of
   $25)                                --         --          --           --         (48)            48
   Cumulative translation
      adjustment                       --         --         230           --         667         12,946
                                   ------     ------    --------     --------   ---------     ----------
         Total member's equity        700      2,281         474           35     (47,467)       340,708
                                   ------     ------    --------     --------   ---------     ----------
         Total liabilities and
            member's equity        $5,600     $4,036    $  2,547     $     40   $ (47,474)    $1,490,438
                                   ======     ======    ========     ========   =========     ==========